                                                                     NUVEEN LOGO

                           IMPORTANT INFORMATION FOR
                NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND AND
        NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND SHAREHOLDERS

Your Nuveen Flagship Fund will host a Joint Special Meeting of Shareholders on Thursday, August 13, 1998, at our headquarters in Chicago, Illinois. The purpose is to vote on an important proposal affecting your funds.

The first few pages of this booklet summarize Nuveen's proposal and explain the proxy process -- including how to cast your votes. Before you vote, please read the full text of the proxy statement for a complete understanding of the proposal.


Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING JOINT SPECIAL SHAREHOLDER MEETING ON AUGUST 13?


A. The Board of Trustees for the Nuveen Flagship Alabama Municipal Bond Fund (the "Alabama Fund") and the Nuveen Flagship South Carolina Municipal Bond Fund (the "South Carolina Fund") has called a Joint Special Shareholder Meeting for August 13, 1998 at which you will be asked to vote on a reorganization (the "Reorganization") of your particular fund into the Nuveen Flagship All-American Municipal Bond Fund (the "All-American Fund").

Q. ARE THERE ANY DIFFERENCES BETWEEN THE FUNDS?

A. The All-American Fund is substantially the same as the Alabama Fund and the South Carolina Fund in its philosophy, investment objectives and policies and day-to-day portfolio management except that the All-American Fund invests in municipal bonds issued nationwide and so does not invest substantially all of its assets in municipal bonds exempt from both regular federal as well as Alabama or South Carolina state income tax, respectively. In evaluating the Reorganization, Alabama Fund and South Carolina Fund shareholders should consider the impact of losing the exemption from Alabama or South Carolina state income tax, respectively.

Q. WHAT ADVANTAGES WILL THIS PRODUCE FOR FUND SHAREHOLDERS?

A. We expect the proposed Reorganization to (i) lower gross operating expenses as a percentage of net assets due to the All-American Fund's larger net assets and greater economies of scale; (ii) improve portfolio diversification; and (iii) lower portfolio transaction costs. The Board believes that these potential benefits, together with the potentially higher distributions from the All-American Fund should offset the loss of the exemption of the Alabama Fund's and the South Carolina Fund's dividends from state income tax.

Q. HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?


A. The Board of Trustees for both funds has unanimously agreed that this Reorganization is in your best interests and recommends that you vote in favor of it.


Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. Effective May 8, 1998, the Alabama Fund and the South Carolina Fund were closed to new investors; existing investors, however, may continue to make additional purchases and reinvest dividends. If approved by shareholders on August 13, 1998, the Reorganization is expected to take effect on August 21, 1998.

Q. WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?


A. Yes. Upon approval and completion of the Reorganization, shareholders of the Alabama Fund and South Carolina Fund will exchange their shares for shares of the All-American Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the funds. You will receive All-American Fund shares whose aggregate value at the time of issuance will equal the aggregate value of your Alabama Fund shares or South Carolina Fund shares on that date.

Q. IF I OWN SHARES IN CERTIFICATE FORM, WILL I NEED TO EXCHANGE THEM FOR CERTIFICATES OF MY NEW FUND?


A. Certificates for All-American Fund shares will not be issued automatically as part of the Reorganization, although we will send you certificates upon request. If you currently own Alabama Fund or South Carolina Fund shares in certificate form, you will need to return these certificates to Nuveen in order to receive new certificates for your All-American Fund shares.


   If you prefer, however, you may exchange your certificates for book entry shares. These shares are held in a convenient computerized system that enables shareholders to receive a complete and accurate record of their holdings without having to worry about the safekeeping of certificates or the expense involved with replacing a lost or stolen certificate. Just complete the appropriate section of the Letter of Transmittal requesting book entry shares. Regardless of the way you choose to hold your shares, certificates should be returned to the fund's transfer agent by certified mail as soon as possible.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE
   REORGANIZATION?


A. No. All of the funds' expenses associated with each Reorganization will be borne by the Alabama Fund and the South Carolina Fund, respectively. However, since Nuveen currently reimburses any additional operating expenses for these funds, Nuveen will effectively bear the full cost of each Reorganization.


Q. HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN THE TWO FUNDS?

A. Upon approval and completion of the proposed Reorganization, Alabama Fund and South Carolina Fund shareholders will pay lower management fees as a percentage of net assets and will also benefit from lower gross fund operating expenses (before expense waivers/reimbursements) as a percentage of net assets, reflecting the larger net assets and greater economies of scale of the All-American Fund. Currently, net fund operating expenses (after expense waivers/ reimbursements) of the Alabama Fund and the South Carolina Fund are lower than those of the All-American Fund as a percentage of net assets, but only because of voluntary expense waivers/reimbursements by Nuveen. There can be no assurance over time that Nuveen will continue these waivers/reimbursements for the Alabama Fund or the South Carolina Fund if the Reorganization is not approved.

Q. WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?


A. Each Reorganization is intended to be done on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the All-American Fund shares you receive will be the same as the tax basis and holding period of your Alabama Fund/South Carolina Fund shares.


Q. CAN I EXCHANGE OR REDEEM MY ALABAMA FUND OR SOUTH CAROLINA FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?


A. Upon approval of the Reorganization, you may exchange your Alabama Fund shares or South Carolina Fund shares for shares of any other Nuveen Mutual Fund, or redeem your shares, at any time. If you choose to do so, your request will be treated as a normal exchange or redemption of shares (subject to any applicable deferred sales charge) and will be a taxable transaction for federal income tax purposes.


Q. HOW DO I VOTE MY SHARES?


A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial adviser or Nuveen at (800) 414-7447 weekdays from 7:00 a.m. to 7:00 p.m. Central time.


Q. WILL NUVEEN CONTACT ME?

A. You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

                                                                     NUVEEN LOGO


June 22, 1998


DEAR NUVEEN FUNDS SHAREHOLDER:

Enclosed is a proxy asking you to vote on the reorganization of your Fund into the Nuveen Flagship All-American Municipal Bond Fund, a mutual fund that pursues a similar investment objective. Subject to shareholder approval, you would become a shareholder of the All-American Fund.

The enclosed Joint Prospectus/Proxy Statement contains information you will need to make an informed decision. For your convenience, we also have provided a brief question and answer section, which we hope you will find useful as you review your materials before voting. For more detailed information about the reorganization, please refer to the Joint Prospectus/ Proxy Statement.

The proposal has been approved by the Trustees for your Fund, who recommend you vote "FOR" the proposal. Please give this matter your prompt attention. We will need to receive your proxy card before the shareholder meeting scheduled for August 13, 1998. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Nuveen.

PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Sincerely,

Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

NOTICE OF JOINT SPECIAL MEETING                               333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
AUGUST 13, 1998                                               60606
JUNE 22, 1998                                                 (800) 414-7447


NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND
NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND

Notice is hereby given that a Joint Special Meeting of shareholders of the Nuveen Flagship Alabama Municipal Bond Fund (the "Alabama Fund") and the Nuveen Flagship South Carolina Municipal Bond Fund (the "South Carolina Fund"), each a series of the Nuveen Flagship Multistate Trust III (the "Multistate Trust" or a "Trust"), a Massachusetts business trust, will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, in Chicago on Thursday, August 13, 1998 at 10:00 a.m., Central Time (the "Special Meeting"), for the following purposes:

      1.A. FOR SHAREHOLDERS OF THE ALABAMA FUND, to approve an Agreement and
           Plan of Reorganization pursuant to which the Alabama Fund would (i) transfer all of its assets to the Nuveen Flagship All-American Municipal Bond Fund (the "All-American Fund") in exchange solely for Class A, B, C and R shares of beneficial interest of the All-American Fund and the All-American Fund's assumption of the liabilities of the Alabama Fund, (ii) distribute such shares of the All-American Fund to the holders of shares of the Alabama Fund and (iii) be liquidated, dissolved and terminated as a series of the Multistate Trust in accordance with the Trust's Declaration of Trust.

      1.B. FOR SHAREHOLDERS OF THE SOUTH CAROLINA FUND, to approve an Agreement and Plan of Reorganization pursuant to which the South Carolina Fund would (i) transfer all of its assets to the Nuveen Flagship All-American Municipal Bond Fund (the "All-American Fund") in exchange solely for Class A, B, C and R shares of beneficial interest of the All-American Fund and the All-American Fund's assumption of the liabilities of the South Carolina Fund, (ii) distribute such shares of the All-American Fund to the holders of shares of the South Carolina Fund and (iii) be liquidated, dissolved and terminated as a series of the Multistate Trust in accordance with the Trust's Declaration of Trust.


        2. To ratify the selection of Arthur Andersen LLP as independent auditors for the fiscal year ending May 31, 1999.


        3. To transact such other business as may properly come before the Joint Special Meeting.

Shareholders of record as of the close of business on June 16, 1998 are entitled to notice of and to vote at the Joint Special Meeting or any adjournment thereof.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary


JOINT PROSPECTUS/
PROXY STATEMENT

NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND AND
NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND


This Joint Prospectus/Proxy Statement is being furnished to shareholders of the Nuveen Flagship Alabama Municipal Bond Fund (the "Alabama Fund") and the Nuveen Flagship South Carolina Municipal Bond Fund (the "South Carolina Fund") (both the Alabama Fund and the South Carolina Fund are sometimes referred to as a "Fund" or collectively as the "Funds" or the "State Funds"), each a series of the Nuveen Flagship Multistate Trust III (the "Multistate Trust" or a "Trust"), a Massachusetts business trust, and relates to the special meeting of shareholders of the State Funds to be held in the 31st floor conference room of John Nuveen & Co., Incorporated, 333 West Wacker Drive, in Chicago on Thursday, August 13, 1998 at 10:00 a.m., Central Time and at any and all adjournments thereof (the "Joint Special Meeting"). Shareholders of record as of the close of business on June 16, 1998 are entitled to vote at the Joint Special Meeting or any adjournment thereof. For the Alabama Fund, the primary purpose of the Joint Special Meeting is to approve or disapprove the proposed reorganization of the Alabama Fund into the Nuveen Flagship All-American Municipal Bond Fund (the "All-American Fund," which may also sometimes be referred to as a "Fund") and for the South Carolina Fund, the primary purpose of the Joint Special Meeting is to approve or disapprove the proposed reorganization of the South Carolina Fund into the All-American Fund (each reorganization may be referred to as a "Reorganization"). Each Reorganization would result in shareholders of the State Funds in effect exchanging their Class A, B, C and R shares of such Funds for corresponding Class A, B, C and R shares of the All-American Fund. The purpose of the Reorganizations is to permit the shareholders of the State Funds to (i) achieve certain economies of scale from the All-American Fund's larger net asset size and the potentially lower operating expenses associated therewith, and (ii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.



The All-American Fund is a series of the Nuveen Flagship Municipal Trust, an open-end management investment company organized as a Massachusetts business trust (the "Municipal Trust" or a "Trust"). The investment objective of the All-American Fund is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. There can be no assurance that the All-American Fund will achieve its investment objective. The address, principal executive office and telephone number of the Funds is 333 West Wacker Drive, Chicago, Illinois 60606, (312) 917-7700 or (800) 414-7447. The enclosed proxy and this Joint Prospectus/Proxy Statement are first being sent to shareholders of the State Funds on or about July 6, 1998.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Joint Prospectus/Proxy Statement sets forth concisely the information shareholders of the Alabama and South Carolina Funds should know before voting on the respective Reorganizations (in effect, investing in Class A, B, C or R shares of the All-American Fund) and constitutes an offering of Class A, B, C or R shares of beneficial interest, par value $.01 per share, of the All-American Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated June 22, 1998, relating to this Joint Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "All-American Fund Prospectus") and Statement of Additional Information containing additional information about the All-American Fund, each dated August 27, 1997, have been filed with the SEC and are incorporated herein by reference. A copy of the All-American Fund Prospectus accompanies this Joint Prospectus/Proxy Statement. A Prospectus (the "State Funds Prospectus") and Statement of Additional Information containing additional information about the Alabama and South Carolina Funds, each dated September 26, 1997, have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH OF THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING (800) 414-7447 OR BY WRITING THE RESPECTIVE FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606.

                            ------------------------

No person has been authorized to give any information or make any representation not contained in this Joint Prospectus/ Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

                            ------------------------

Both Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Trusts can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Trusts, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).


      THE DATE OF THIS JOINT PROSPECTUS/PROXY STATEMENT IS JUNE 22, 1998.

JOINT PROSPECTUS/
PROXY STATEMENT

NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND AND
NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND

TABLE OF CONTENTS


                                                 PAGE
                                               ---------
PROPOSAL 1: THE PROPOSED REORGANIZATIONS.....          1
A. SUMMARY...................................          1
    The Reorganizations......................          1
    Reasons for the Proposed
      Reorganizations........................          1
    Comparison of the All-American Fund with
      the State Funds........................          2
B. RISK FACTORS..............................         10
    Similarity of Risks......................         10
    Differences in Risks.....................         10
C. THE PROPOSED REORGANIZATIONS..............         11
    Terms of the Agreement...................         11
    Description of Securities to be Issued...         12
    Continuation of Shareholder Accounts and
      Plans; Share Certificates..............         12
    Certain Federal Income Tax
      Consequences...........................         12
    Expenses.................................         13
    Legal Matters............................         13



                                                 PAGE
                                               ---------
    Financial Statements.....................         13
D. RECOMMENDATION OF THE BOARD...............         14
PROPOSAL 2: SELECTION OF INDEPENDENT
  AUDITORS...................................         14
OTHER INFORMATION............................         14
    A. SHAREHOLDERS OF THE ALL-AMERICAN FUND
         AND THE STATE FUNDS.................         14
    B. SHAREHOLDER PROPOSALS.................         15
VOTING INFORMATION AND REQUIREMENTS..........         16
EXHIBITS
    MANAGEMENT'S DISCUSSION OF ALL-AMERICAN
         FUND PERFORMANCE....................  Exhibit A
    MANAGEMENT'S DISCUSSION OF ALABAMA FUND
         PERFORMANCE.........................  Exhibit B
    MANAGEMENT'S DISCUSSION OF SOUTH CAROLINA
         FUND PERFORMANCE....................  Exhibit C
    FINANCIAL HIGHLIGHTS.....................  Exhibit D

                    PROPOSAL 1: THE PROPOSED REORGANIZATIONS
A. SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Joint Prospectus/Proxy Statement and the information attached hereto or incorporated herein by reference (including the Agreement and Plan of Reorganization). As discussed more fully below and elsewhere in this Joint Prospectus/Proxy Statement, the Board of Trustees of the Multistate Trust (the "Board") believes each proposed Reorganization (as defined herein) is in the best interests of shareholders of the Alabama and South Carolina Funds, respectively, and would not result in dilution of shareholders' interest. As a result of the Reorganizations, shareholders of the Alabama and South Carolina Funds would acquire an interest in the All-American Fund.

Shareholders should read the entire Joint Prospectus/Proxy Statement carefully together with the All-American Fund Prospectus incorporated herein by reference and accompanying this Joint Prospectus/Proxy Statement. This Joint Prospectus/Proxy Statement constitutes an offering of Class A, B, C and R shares of the All-American Fund only.

THE REORGANIZATIONS

This Joint Prospectus/Proxy Statement is being furnished to shareholders of the Alabama and South Carolina Funds in connection with the proposed combination of each Fund with and into the All-American Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated April 25, 1998 between the State Funds and the All-American Fund (the "Agreement"). The Agreement provides that each State Fund would (i) transfer all of its assets to the All-American Fund in exchange solely for Class A, B, C and R shares of the All-American Fund and the All-American Fund's assumption of the liabilities of the Fund, (ii) distribute to each shareholder of the Fund shares of the respective class of shares of the All-American Fund equal in value to their existing shares of the Fund as a distribution in liquidation of the Fund, and
(iii) be liquidated, dissolved and terminated as a series of the Multistate Trust in accordance with the Trust's Declaration of Trust promptly following the Closing (as defined herein) (each a "Reorganization," collectively, the "Reorganizations").

The Board of Trustees of the Multistate Trust has determined that the Reorganizations are in the best interests of the Alabama and South Carolina Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganizations. The Board of the Multistate Trust unanimously approved the Reorganizations and the Agreement on April 25, 1998.


Each State Fund will pay all of the Funds' costs associated with its respective Reorganization. However, since the investment adviser currently waives and/or reimburses certain operating expenses for the State Funds, Nuveen Advisory Corp. (the "Adviser") will effectively bear the full cost of the Reorganizations.



The Board is asking shareholders of both the Alabama and South Carolina Funds to approve the Reorganizations at the Joint Special Meeting to be held on August 13, 1998. If shareholders of the Alabama and/or South Carolina Funds approve their respective Reorganization, it is expected that the Closing of such Reorganization will be after the close of business on August 21, 1998, but it may be at a different time as described herein. The Reorganization for each of the Alabama and South Carolina Funds is not contingent upon approval of the other Fund's shareholders.


THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATIONS. FOR EACH OF THE ALABAMA AND SOUTH CAROLINA FUNDS, APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE OF THAT PARTICULAR FUND. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATIONS

The Board believes that the proposed Reorganizations would be in the best interests of the Alabama and South Carolina Funds because it would permit the shareholders of those Funds to (i) achieve certain economies of scale from the All-American Fund's larger net asset size and the potentially lower operating expenses associated therewith, and (ii) obtain greater portfolio diversity and potentially lower portfolio transaction costs.


In determining whether to recommend approval of the Reorganizations to shareholders of the Alabama and South Carolina Funds, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the State Funds and the All-American Fund before the Reorganizations and the estimated expense ratios of the All-American Fund after the Reorganizations; (ii) the investment performance of the Alabama and South Carolina Funds compared to the All-American Fund; (iii) the terms and conditions of the Agreement and whether the Reorganizations would result in dilution of the Alabama or South Carolina Funds' shareholder interests; (iv) the economies of scale potentially realized through the combination of the Funds; (v) the compatibility of the Funds' investment objectives; (vi) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (vii) the costs estimated to be incurred by the respective Funds as a result of the Reorganizations; (viii) the future growth prospects of the Alabama and South Carolina Funds; (ix) the anticipated federal income tax consequences of the

Reorganizations; (x) and the differences in state tax treatment of the Alabama and South Carolina Funds distributions compared with the All-American Fund.


In this regard, the Board reviewed information provided by the Adviser relating to the anticipated impact on the shareholders of the Alabama and South Carolina Funds as a result of the Reorganizations. The Board considered the probability that the increase in asset levels of the combined fund after the Reorganizations would result in the following potential benefits for shareholders of the Alabama and South Carolina Funds, although there can, of course, be no assurances in this regard:


1. Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of each of the Alabama and South Carolina Funds with the assets of the All-American Fund should lead to reduced total operating expenses for shareholders of the Alabama and South Carolina Funds, respectively, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. The All-American Fund also pays lower investment advisory fees than either the Alabama or South Carolina Funds when no expense waivers or reimbursements are in effect. Any reductions in expenses on a per share basis should, in turn, increase portfolio net income available for distributions to shareholders of the Alabama and South Carolina Funds. The net fund operating expenses of the Alabama and the South Carolina Funds are currently less than those of the All-American Fund but only because of voluntary fee and expense waivers or reimbursements from the Adviser. There can be no assurance that such waivers or reimbursements will continue for either the Alabama or South Carolina Funds if the Reorganizations are not approved.


2. Benefits to the Portfolio Management Process. The larger net asset size of the All-American Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity. A larger, more diverse fund may also be able to produce a more stable and consistent dividend rate than a smaller, less diverse fund.

Based upon these and other factors, the Board unanimously determined that the Reorganizations are in the best interests of the Alabama and South Carolina Funds.

COMPARISON OF THE ALL-AMERICAN FUND WITH THE STATE FUNDS

Investment Objectives. The All-American Fund and the State Funds have similar investment objectives. The investment objective of the All-American Fund is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. The investment objective of the State Funds is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. The primary difference between the investment objectives of the State Funds and the All-American Fund is that each State Fund seeks income exempt from Alabama and South Carolina personal or corporate income tax, respectively, but the All-American Fund does not. The Board, however, believes that the benefits to both the Alabama and South Carolina Funds' shareholders from the Reorganizations, including the potentially lower operating costs and potentially higher distributions from the All-American Fund relative to both the Alabama and South Carolina Funds, should offset the loss of the exemption from the state personal income tax. In evaluating the Reorganizations, the Alabama and South Carolina Funds' shareholders should consider the impact of losing the exemption from Alabama and South Carolina personal income taxes on distributions made by the State Funds. Shareholders should consult their own tax advisers to determine the specific tax consequences of all transactions relating to the Reorganizations.

Investment Policies. The All-American Fund and the State Funds have similar investment policies. The All-American Fund invests primarily in municipal bonds that pay interest that is exempt from regular federal income taxes. The State Funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal, state, and in some cases, local income taxes. The All-American Fund and the State Funds purchase only quality municipal bonds that either are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the Adviser, except that the Funds may not invest more than 20% of their net assets in unrated bonds. Bond ratings are furnished by Standard & Poor's Corporation ("S&P") and Moody's Investor Services ("Moody's"). According to published guidelines, securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. According to published guidelines, securities rated Baa by Moody's are considered by Moody's as medium grade obligations. Such securities are, in the opinion of Moody's, neither highly protected nor poorly secured. Interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In the opinion of Moody's they lack outstanding investment characteristics and in fact have speculative characteristics as well.

The State Funds and the All-American Fund have substantially the same investment policies except that the Alabama and South Carolina Funds generally invest at least 80% of their total assets in Alabama and South Carolina municipal securities, respectively, and the All-American Fund generally does not invest more than 25% of its total assets in securities of issuers located in any one state.


Also, the State Funds and the All-American Fund have different policies with respect to diversification. The State Funds are non-diversified funds. The All-American Fund is a diversified fund and may not invest more than 5% of its net assets in securities of any one issuer (except U.S. government securities or for 25% of its net assets). A non-diversified fund such as the State Funds may invest a higher percentage of their assets in relatively fewer issuers than a diversified fund such as the All-American Fund. Funds that are diversified among issuers and across geographic regions generally are susceptible to less risks than funds not so diversified.


Credit Quality. A comparison of the credit qualities of the respective portfolios of the All-American Fund and the State Funds, as of April 30, 1998, is set forth in the table below.


                                           PORTFOLIO CREDIT QUALITY
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
             CREDIT RATING                ALL-AMERICAN FUND   ALABAMA FUND   SOUTH CAROLINA FUND   PRO FORMA(1)
---------------------------------------------------------------------------------------------------------------
Aaa/AAA/Pre-refunded                            28.91%           63.32%             66.02%            31.41%
Aa/AA                                            6.17            12.71              24.06              7.11
A/A                                             21.21            17.07               8.14             20.54
Baa/BBB                                         33.63             6.90                        --      31.48
Unrated                                         10.08            --                        1.78        9.46
                                               ------            ------            ------             ------
TOTAL                                          100.00%          100.00%            100.00%           100.00%
---------------------------------------------------------------------------------------------------------------


(1) Reflects the combined effect of both the Alabama Fund and the South Carolina Fund Reorganizations.

As of April 30, 1998, each State Fund was invested in more higher-rated securities than the All-American Fund. Generally, on April 30, 1998, the average portfolio credit quality was AA/Aa for the State Funds and A/A for the All-American Fund. As discussed above, higher-rated securities generally have less credit risk than lower rated securities.

Maturity and Duration. A comparison of the maturity and duration of the respective portfolios of the All-American and the State Funds as of April 30, 1998, is set forth in the table below.

                                          PORTFOLIO MATURITY INFORMATION
-------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED AVERAGE        WEIGHTED AVERAGE        WEIGHTED AVERAGE
                      FUND                            MATURITY           EFFECTIVE MATURITY       MODIFIED DURATION
-------------------------------------------------------------------------------------------------------------------
All-American                                                 21.61                   11.08                    7.60
Alabama                                                      22.69                   13.90                    8.90
South Carolina                                               19.76                   13.50                    8.72
Pro-Forma(1)                                                 21.56                   11.26                    7.68
-------------------------------------------------------------------------------------------------------------------

(1) Reflects the combined effect of both the Alabama Fund and the South Carolina Fund Reorganizations.


Funds with longer average maturities and durations will generally be subject to greater interest rate risks.

Performance Information. A comparison of the total returns for the All-American and the State Funds for the periods ending April 30, 1998 is set forth in the table below.

                                                     TOTAL RETURNS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                                                   ANNUALIZED TOTAL RETURN
                                                  CUMULATIVE       -------------------------------------------------------
FUND                   CLASS    INCEPTION DATE    YTD RETURN       1 YEAR          3 YEAR         5 YEAR         INCEPTION
--------------------------------------------------------------------------------------------------------------------------
All-American             A             10/3/88       (3.48)%         5.67%          7.19%          6.04%             8.29%
                         B              2/1/97        (4.36)          5.51           7.21           6.18              8.28
                         C              6/2/93        (0.42)          9.75           8.14           6.35              8.17
                         R              2/1/97          0.82         10.45           8.82           7.00              8.80
Alabama                  A             4/11/94        (4.03)          5.46           6.79            n/a              6.63
                         B              2/1/97        (4.87)          5.30           6.86            n/a              6.76
                         C              2/1/97        (0.94)          9.52           7.94            n/a              7.38
                         R              2/1/97          0.29         10.85           8.65            n/a              8.02
South Carolina           A              7/6/93        (4.05)          5.03           6.14            n/a              4.90
                         B              2/1/97        (4.88)          4.82           6.07            n/a              4.84
                         C              2/1/97        (0.87)          9.02           7.20            n/a              5.42
                         R              2/1/97          0.38          9.86           7.79            n/a              5.92
--------------------------------------------------------------------------------------------------------------------------


(1) Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum up-front sales charge which is reflected in the return figures. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is reflected in the return figures. Class B shares convert automatically to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is reflected in the year-to-date return figures. Total returns assume reinvestment of all dividends and distributions.



The following table is a comparison of the yields and distribution rates of the respective portfolios of the All-American Fund and the State Funds as of April 30, 1998.



SEC YIELD AND DISTRIBUTION INFORMATION(1)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       SEC 30-DAY YIELD
                                                        AFTER-TAX DISTRIBUTION RATE            ---------------------------------
                                DISTRIBUTION    -------------------------------------------    BEFORE WAIVERS/    AFTER WAIVERS/
FUND                   CLASS        RATE        ALABAMA RESIDENT    SOUTH CAROLINA RESIDENT    REIMBURSEMENTS     REIMBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
All-American             A             4.97%          4.85%                  4.73%                      4.33%              4.33%
                         B              4.45          4.34                   4.24                        3.77               3.77
                         C              4.67          4.56                   4.44                        3.97               3.97
                         R              5.41          5.28                   5.15                        4.73               4.73
Alabama                  A              4.78          4.78                     --                        2.88               4.51
                         B              4.24          4.24                     --                        2.26               3.95
                         C              4.47          4.47                     --                        2.46               4.15
                         R              5.19          5.19                     --                        3.22               4.91
South Carolina           A              4.68            --                   4.68                        3.77               4.58
                         B              4.16            --                   4.16                        3.18               4.02
                         C              4.34            --                   4.34                        3.38               4.22
                         R              5.13            --                   5.13                        4.14               4.98
Pro-Forma                A              4.97          4.85                   4.73                        4.29               4.32
                         B              4.45          4.34                   4.24                        3.71               3.75
                         C              4.67          4.56                   4.44                        3.92               3.96
                         R              5.41          5.28                   5.15                        4.69               4.73
--------------------------------------------------------------------------------------------------------------------------------



(1) The SEC 30-Day Yield is computed in accordance with SEC rules by dividing the net investment income per share (computed in accordance with a standardized method proscribed by the rules) earned during the 30-day period by the maximum offering price. The Distribution Rate is computed by taking the monthly dividend per share, multiplying it by 12 to annualize it, and dividing by the maximum offering price. After-Tax Distribution Rate is computed by multiplying the Distribution Rate by the remainder of (1 minus the maximum state income tax rate applicable to the subject dividend). The Distribution Rate differs from the SEC Yield and total return and is not intended to be a complete measure of performance. Distribution Rate may differ from SEC Yield due to a number of factors, including that Distribution Rates may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased and that there may be differences between the amount a Fund is earning and what it is paying out.



The total returns, yields and distribution rates are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. In the absence of expense reimbursements for the State Funds, each State Fund's total returns, yields and distribution rates would have been reduced.

Management's discussion of the All-American Fund's performance as of October 31 and April 30, 1997 is attached hereto as Exhibit A. Management's discussion of the Alabama and South Carolina Funds' performance as of November 31 and May 31, 1997 are attached hereto as Exhibit B and Exhibit C, respectively.

Investment Adviser. The All-American Fund and the State Funds are managed by the Adviser. The Adviser is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $37 billion in taxable and tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $36 billion in securities under management as of the date of the Joint Prospectus/Proxy Statement. Over 1,000,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property liability insurance through subsidiaries. The Adviser's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Advisory and Other Fees. The contractual advisory fees and total operating expenses of the All-American Fund are lower than those of either State Fund. Pursuant to an investment management agreement between the Adviser and the Municipal Trust, the All-American Fund pays the Adviser an annual management fee at the rates set forth below:

---------------------------------------------------
AVERAGE DAILY NET ASSET VALUE        MANAGEMENT FEE
---------------------------------------------------
For the first $125 million              .5000 of 1%
For the next $125 million               .4875 of 1%
For the next $250 million               .4750 of 1%
For the next $500 million               .4625 of 1%
For the next $1 billion                 .4500 of 1%
For assets over $2 billion              .4250 of 1%
---------------------------------------------------

For the fiscal year ended April 30, 1997, the All-American Fund paid the Adviser $1,429,246. No expense reimbursements were in effect with respect to the All-American Fund at such time. For a complete description of the All-American Fund's advisory services, see the All-American Fund Summary in the All-American Fund Prospectus and the sections of the All-American Fund Prospectus and Statement of Additional Information entitled "Fund Service
Providers -- Investment Adviser" and "Investment Adviser and Investment Management Agreement," respectively.

Pursuant to an investment management agreement between the Adviser and the Multistate Trust, each State Fund pays the Adviser an annual management fee at the rates set forth below:

--------------------------------------------------
AVERAGE DAILY NET ASSET             MANAGEMENT FEE
--------------------------------------------------
For the first $125 million             .5500 of 1%
For the next $125 million              .5375 of 1%
For the next $250 million              .5250 of 1%
For the next $500 million              .5125 of 1%
For the next $1 billion                .5000 of 1%
For assets over $2 billion             .4750 of 1%
--------------------------------------------------

For the fiscal year ended May 31, 1997, the Alabama Fund paid the Adviser $0 (after expense reimbursement) and would have paid $40,714 (assuming no expense reimbursement) and the South Carolina Fund paid the Adviser $0 (after expense reimbursement) and would have paid $69,232 (assuming no expense reimbursement). For a complete description of the advisory services provided to each State Fund, see the Alabama and South Carolina Funds' Summaries in the State Funds Prospectus and the sections of the State Funds Prospectus and Statement of Additional Information entitled "Fund Service Providers -- Investment Adviser" and "Investment Adviser and Investment Management Agreement," respectively.

The advisory fees and other operating expenses of the Alabama and South Carolina Funds are currently less than those of the All-American Fund but only because of voluntary expense waivers or reimbursements from the Adviser. There can be no assurance that such waivers or reimbursements will continue for either State Fund if the Reorganizations are not completed.

The All-American Fund and the State Funds have adopted substantially the same distribution and service plans (the "Distribution and Service Plans") pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Service Plans authorize each Fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding. The plans also authorize each Fund to pay Nuveen an annual 0.75% distribution fee on the average daily net assets of Class B shares outstanding. The plans also authorize each Fund to pay Nuveen an annual 0.55% distribution fee on the average daily net assets of Class C shares outstanding. In order to help compensate Nuveen for the sales commissions paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of the record. The distributor of the State Funds' shares and the All-American Fund's shares is Nuveen. For a complete description of these arrangements with respect to the All-American Fund and the State Funds, see the section of the All-American Fund and State Funds Prospectuses and Statements of Additional Information entitled "Service Providers -- The Distributor" and "The Distribution and Service Plans," respectively.
 5

The tables below set forth (i) the fees and expenses paid by the All-American Fund and the Alabama and South Carolina Funds for their last fiscal year, which was April 30, 1998 for the All-American Fund and May 31, 1998 for the Alabama and South Carolina Funds and (ii) pro forma expenses for the combined fund for Class A, B, C and R shares. The pro forma expenses reflect the impact of both the Alabama and South Carolina Funds.

                            EXPENSE COMPARISON TABLE
                                 CLASS A SHARES


----------------------------------------------------------------------------------------------------------------------
                                                         ALL-AMERICAN      ALABAMA      SOUTH CAROLINA
                                                             FUND            FUND            FUND        PRO FORMA (1)
----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchase of a Share (as
  a percentage of Offering Price)                             4.20%(3)       4.20%(3)         4.20%(3)        4.20%(3)
Contingent Deferred Sales Charge (CDSC) (as a
  percentage of the lower of the original purchase
  price or redemption proceeds)                                 -- (3)         -- (3)           -- (3)          -- (3)
ANNUAL FUND OPERATING EXPENSES (as a percentage of
  average net assets)
Management Fees                                                   .49%           .55%             .55%            .49%
Rule 12b-1 Fees                                                   .20%           .20%             .20%            .20%
Other Expenses                                                    .12%          1.41%             .56%            .16%
                                                        --------------   ------------   --------------   -------------
Total Fund Operating Expenses (before waivers and
  reimbursements)                                                 .81%          2.16%            1.31%            .85%
Total Fund Operating Expenses (after waivers and
  reimbursements)                                                 .81%           .39%             .56%            .81%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (2)
One Year                                                          $ 50            $46             $ 47            $ 50
Three Years                                                       $ 67            $54             $ 59            $ 67
Five Years                                                        $ 85            $63             $ 72            $ 85
Ten Years                                                         $138            $89             $109            $138
----------------------------------------------------------------------------------------------------------------------


Notes to Expense Comparison Table

(1) Reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganizations and reflects the combined effect of both the Alabama Fund and the South Carolina Fund Reorganizations.

(2) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and reinvestment of all dividends, based on total fund operating expenses after waivers and reimbursements.

(3) The sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase.

                            EXPENSE COMPARISON TABLE
                                 CLASS B SHARES


--------------------------------------------------------------------------------------------------------------------
                                                       ALL-AMERICAN      ALABAMA      SOUTH CAROLINA
                                                           FUND            FUND            FUND        PRO FORMA (1)
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchase of a Share (as
  a percentage of Offering Price)                                 --             --               --              --
Contingent Deferred Sales Charge (CDSC) (as a
  percentage of the lower of the original purchase
  price or redemption proceeds)                                5%(3)          5%(3)            5%(3)           5%(3)
ANNUAL FUND OPERATING EXPENSES (as a percentage of
  average net assets)
Management Fees                                                 .49%           .55%             .55%            .49%
Rule 12b-1 Fees                                                 .95%           .95%             .95%            .95%
Other Expenses                                                  .12%          1.41%             .56%            .16%
                                                      --------------   ------------   --------------   -------------
Total Fund Operating Expenses (before waivers and
  reimbursements)                                              1.56%          2.91%            2.06%           1.60%
Total Fund Operating Expenses (after waivers and
  reimbursements)                                              1.56%          1.14%            1.30%           1.56%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (2)
One Year                                                        $ 55           $ 51             $ 53            $ 55
Three Years                                                     $ 81           $ 69             $ 73            $ 81
Five Years                                                      $ 96           $ 74             $ 83            $ 96
Ten Years                                                       $165           $118             $136            $165
--------------------------------------------------------------------------------------------------------------------


Notes to Expense Comparison Table

(1) Reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganizations and reflects the combined effect of both the Alabama Fund and the South Carolina Fund Reorganizations.

(2) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and reinvestment of all dividends, based on total fund operating expenses after waivers and reimbursements.

(3) CDSC declines to 0% at the end of six years.

                            EXPENSE COMPARISON TABLE
                                 CLASS C SHARES


--------------------------------------------------------------------------------------------------------------------
                                                       ALL-AMERICAN      ALABAMA      SOUTH CAROLINA
                                                           FUND            FUND            FUND        PRO FORMA (1)
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchase of a Share (as
  a percentage of Offering Price)                                 --             --               --              --
Contingent Deferred Sales Charge (CDSC) (as a
  percentage of the lower of the original purchase
  price or redemption proceeds)                                1%(3)          1%(3)            1%(3)           1%(3)
ANNUAL FUND OPERATING EXPENSES (as a percentage of
  average net assets)
Management Fees                                                 .49%           .55%             .55%            .49%
Rule 12b-1 Fees                                                 .75%           .75%             .75%            .75%
Other Expenses                                                  .12%          1.41%             .56%            .16%
                                                      --------------   ------------   --------------   -------------
Total Fund Operating Expenses (before waivers and
  reimbursements)                                              1.36%          2.71%            1.86%           1.40%
Total Fund Operating Expenses (after waivers and
  reimbursements)                                              1.36%           .94%            1.11%           1.36%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (2)
One Year                                                        $ 14            $10             $ 11            $ 14
Three Years                                                     $ 43           $ 30             $ 35            $ 43
Five Years                                                      $ 74           $ 52             $ 61            $ 74
Ten Years                                                       $164           $115             $135            $164
--------------------------------------------------------------------------------------------------------------------


Notes to Expense Comparison Table


(1) The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganizations and reflects the combined effect of both the Alabama Fund and the South Carolina Fund Reorganizations.


(2) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and reinvestment of all dividends, based on total fund operating expenses after waivers and reimbursements.

(3) Imposed only on redemptions within 12 months of purchase.

                            EXPENSE COMPARISON TABLE
                                 CLASS R SHARES


--------------------------------------------------------------------------------------------------------------------
                                                       ALL-AMERICAN      ALABAMA      SOUTH CAROLINA
                                                           FUND            FUND            FUND        PRO FORMA (1)
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchase of a Share (as
  a percentage of Offering Price)                                 --             --               --              --
Contingent Deferred Sales Charge (CDSC) (as a
  percentage of the lower of the original purchase
  price or redemption proceeds)                                   --             --               --              --
ANNUAL FUND OPERATING EXPENSES (as a percentage of
  average net assets)
Management Fees                                                 .49%           .55%             .55%            .49%
Rule 12b-1 Fees                                                   --             --               --              --
Other Expenses                                                  .12%          1.41%             .56%            .16%
                                                      --------------   ------------   --------------   -------------
Total Fund Operating Expenses (before waivers and
  reimbursements)                                               .61%          1.96%            1.11%            .65%
Total Fund Operating Expenses (after waivers and
  reimbursements)                                               .61%           .19%             .35%            .61%
EXPENSE EXAMPLE OF TOTAL OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE PERIOD (2)
One Year                                                         $ 6            $ 2              $ 4             $ 6
Three Years                                                      $20            $ 6              $11             $20
Five Years                                                       $34            $11              $20             $34
Ten Years                                                        $76            $24              $44             $76
--------------------------------------------------------------------------------------------------------------------


Notes to Expense Comparison Table


(1) The Pro Forma column reflects expenses estimated to be paid on new shares purchased from the combined fund subsequent to the Reorganizations and reflects the combined effect of both the Alabama Fund and the South Carolina Fund Reorganizations.


(2) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and reinvestment of all dividends, based on total fund operating expenses after waivers and reimbursements.

Distribution, Purchase, Valuation, Redemption and Exchange of Shares. The All-American Fund and the State Funds each offer four classes of shares. The Class A shares of the All-American Fund and the State Funds are subject to an initial sales charge and a 0.20% annual service fee. The following Class A sales charges and commissions apply to the All-American Fund and the State Funds.

                     CLASS A SALES CHARGES AND COMMISSIONS
--------------------------------------------------------------------------------

                                                                                                    AUTHORIZED
                                                                                                      DEALER
                                                                       SALES CHARGE                 COMMISSION
                                                            ----------------------------------    --------------
                                                            AS % OF PUBLIC      AS % OF YOUR      AS % OF PUBLIC
PURCHASE AMOUNT                                             OFFERING PRICE     NET INVESTMENT     OFFERING PRICE
----------------------------------------------------------------------------------------------------------------
Up to $50,000                                                    4.20%              4.38%              3.70%
$50,000 -- 100,000                                               4.00               4.18               3.50
$100,000 -- 250,000                                              3.50               3.63               3.00
$250,000 -- 500,000                                              2.50               2.56               2.00
$500,000 -- 1,000,000                                            2.00               2.04               1.50
$1,000,000 and over                                               -(1)                --                -(1)
----------------------------------------------------------------------------------------------------------------

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

The initial sales charge applicable to Class A shares of the All-American Fund will be waived for Class A shares acquired in the Reorganizations. Any subsequent purchases of Class A shares of the All-American Fund after the Reorganizations will be subject to the initial sales charge, excluding Class A shares purchased through the dividend reinvestment plan.

The Class B shares of the All-American Fund and the State Funds do not incur a sales charge when they are purchased, but generally are subject to a .20% annual service fee and a .75% annual distribution fee. Class B Shares are also subject to a contingent deferred sales charge ("CDSC") if redeemed within six years after purchase. The CDSC is calculated on the lower of the purchase price or redemption proceeds.

                DURING YEAR
  ---------------------------------------
         1    2    3    4    5    6   7+
  ---------------------------------------
  CDSC  5%   4%   4%   3%   2%   1%   0%

Class B shares of both the All-American Fund and the State Funds convert automatically to Class A shares eight years after purchase. Class B shares will convert only if the Fund is assured that the conversion does not generate tax consequences for investors, based upon the opinion of outside counsel or the written assurance of the IRS.

The Class C shares of the All-American Fund and the State Funds do not incur a sales charge when purchased, but are subject to a .20% annual service fee and a
 .55% annual distribution fee. Class C shares are also subject to a CDSC of 1.00% if redeemed within the first year after purchase.

Class R shares of the All-American Fund and the State Funds have no sales charges or ongoing fees. For a complete description of the Class A, B, C and R shares, see the section of either the All-American Fund or the State Funds Prospectus and Statement of Additional Information entitled "Investing in the Funds -- How to Select a Purchase Option" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.

No contingent deferred sales charge will be imposed on Class B shares or Class C shares of the State Funds in connection with the Reorganizations. The holding period and conversion period for Class B shares or Class C shares of the All-American Fund received in connection with the Reorganizations will be measured from the earlier of the time (i) the holder purchased such shares from the Alabama or South Carolina Funds or (ii) the holder purchased such shares from any other Nuveen national or state fund and subsequently exchanged them for shares of the Alabama or South Carolina Funds.

Shares of the All-American Fund and the State Funds may be purchased through a financial adviser, by check, by electronic transfer, and by exchange from certain other open-end mutual funds distributed by Nuveen. For a complete description regarding purchase of shares and exchange of shares of the All-American Fund and the State Funds, see the sections of the All-American Fund and the State Funds Prospectuses and Statements of Additional Information entitled "Investing in the Funds" and "Additional Information on the Purchase and Redemption of Fund Shares," respectively.

Shares of the All-American Fund and the State Funds properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the All-American Fund or the State Funds may be redeemed or exchanged through a financial adviser by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or by electronic transfer). If any shares of the All-American Fund or the State Funds were purchased less than 15 days prior to your request, the Funds do not mail the redemption proceeds until the check for the purchase has cleared, which can take up to 15 days. In addition, the All-American Fund and the State Funds may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the All-American Fund and the State Funds Statements of Additional Information. In order to limit excessive exchange activity and in other circumstances where the Adviser believes doing so would be in the best interests of a Fund, the All-American Fund and the State Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders are notified in the event this happens to the extent required by law.


No further purchases of the shares of either the Alabama or the South Carolina Fund may be made after the date on which the shareholders of the Alabama and/or South Carolina Funds approve the Reorganizations, and the stock transfer books of the Alabama and South Carolina Funds will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the Alabama and South Carolina Funds. Redemption requests or transfer instructions received by the Alabama and South Carolina Funds after that date will be treated by each such Fund as requests for the redemption or instructions for transfer of the shares of the All-American Fund credited to the accounts of the shareholders of the Alabama and South Carolina Funds, respectively. Redemption requests or transfer instructions received by the Alabama and South Carolina Funds after the close of business on the day prior to the date of Closing will be forwarded to the All-American Fund. For a complete description of the redemption arrangements for the Funds, see the sections of the All-American Fund and State Funds' Prospectuses entitled "Investing in the Funds -- How to Sell Fund Shares."


Capitalization. The following table sets forth the capitalization of the All-American Fund and the State Funds as of April 30, 1998, and the pro forma capitalization of the combined fund as if the Reorganizations had occurred on that date. The pro forma figures assume that both State Funds are reorganized into the All-American Fund. These numbers may differ at the time of Closing.

                   CAPITALIZATION TABLE AS OF APRIL 30, 1998
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                    ALL-AMERICAN     ALABAMA      SOUTH CAROLINA
                                                        FUND           FUND            FUND         Pro Forma(1)
----------------------------------------------------------------------------------------------------------------
NET ASSETS
    Class A shares                                  $236,690,772    $5,634,013     $12,826,664      $255,151,449
    Class B shares                                     8,706,484       915,512         702,275        10,324,271
    Class C shares                                    62,336,486     2,235,757         905,191        65,477,434
    Class R shares                                     4,510,479       120,732         107,923         4,739,134
                                                    ------------    ----------     -----------      ------------
         Total                                      $312,244,221    $8,906,014     $14,542,053      $335,692,288
                                                    ============    ==========     ===========      ============
NET ASSET VALUE PER SHARE
    Class A shares                                  $      11.32    $    10.46     $      9.82      $      11.32
    Class B shares                                         11.33         10.48            9.81             11.33
    Class C shares                                         11.31         10.48            9.82             11.31
    Class R shares                                         11.32         10.53            9.83             11.32
SHARES OUTSTANDING
    Class A shares                                    20,903,984       538,720       1,306,193        22,534,786
    Class B shares                                       768,605        87,399          71,603           911,393
    Class C shares                                     5,511,780       213,389          92,224         5,789,494
    Class R shares                                       398,294        11,464          10,984           418,493
                                                    ------------    ----------     -----------      ------------
         Total                                        27,582,663       850,972       1,481,004        29,654,166
                                                    ============    ==========     ===========      ============
SHARES AUTHORIZED
    Class A shares                                     Unlimited     Unlimited       Unlimited         Unlimited
    Class B shares                                     Unlimited     Unlimited       Unlimited         Unlimited
    Class C shares                                     Unlimited     Unlimited       Unlimited         Unlimited
    Class R shares                                     Unlimited     Unlimited       Unlimited         Unlimited
----------------------------------------------------------------------------------------------------------------


(1) The pro forma figures reflect the combined effect of both the Alabama Fund and South Carolina Fund Reorganizations.

B.  RISK FACTORS

SIMILARITY OF RISKS


The investment objectives of the All-American Fund and the State Funds are substantially the same. The investment policies of the All-American Fund and the State Funds are substantially the same insofar as they may purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the Adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, the Funds may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The Funds may also purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Funds may only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity. The All-American Fund and the State Funds also engage in certain common investment practices such as the purchase and sale of securities on a "when-issued" and "delayed delivery" basis. In addition, the Funds may periodically engage in hedging transactions as described in the sections of the All-American Fund and the State Funds' Statements of Additional Information entitled "Investment Policies and Investment Portfolio -- Hedging and Other Defensive Actions." To the extent that the investment objectives and investment policies and practices are substantially the same, the risks associated with an investment in the Funds are substantially the same.



The All-American Fund and both State Funds may invest a substantial portion of their assets in securities that are subject to the federal alternative minimum tax. As with both State Funds, the All-American Fund may not be a suitable investment for shareholders subject to the federal alternative minimum tax.



Investment in either the All-American Fund or either State Fund may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds. An investment in any of the Funds is intended to be a long-term investment and should not be used as a trading vehicle.



DIFFERENCES IN RISKS



The All-American Fund and the State Funds engage in some dissimilar investment practices. To the extent that the investment practices of the Funds differ, the risks associated with an investment in the All-American Fund are different from the risks associated with an investment in either State Fund. An investment in the All-American Fund may not be appropriate for all Alabama or South Carolina Funds' shareholders. For a complete description of the risks of an investment in the All-American Fund or the State Funds, see the sections in the All-American Fund Prospectus or the State Funds Prospectus entitled "Fund Strategies."


Diversification. The State Funds are non-diversified funds. The All-American Fund is a diversified fund. Non-diversified funds, such as the State Funds, generally are more susceptible to economic, political or regulatory events that adversely affect an issuer in which such fund invests than a diversified fund such as the All-American Fund. A diversified fund such as the All-American Fund, however, is less likely to benefit from economic, political or regulatory events that beneficially affect issuers in which it invests because it generally invests a smaller percentage of its assets in each issuer in which it invests.

Concentration. The Alabama and South Carolina Funds invest at least 80% of their total assets in Alabama and South Carolina municipal securities, respectively. The All-American Fund does not concentrate its investments in the securities of issuers located in any one state. A fund, such as the State Funds, that concentrates its investments in issuers located in any one state generally is more susceptible to economic, political or regulatory events that adversely affect the state in which such company has concentrated its investments than an investment company that does not concentrate its investments in any one state. The All-American Fund, however, is less likely to benefit from economic, political or regulatory events that beneficially affect issuers located in Alabama or South Carolina because it does not concentrate its investments in issuers of Alabama or South Carolina municipal securities or issuers located in any one state. In addition, the Alabama and South Carolina Funds concentrate their assets in Alabama and South Carolina municipal securities, respectively, because of their investment objectives of seeking income exempt from the Alabama and South Carolina personal income taxes. In evaluating the Reorganization, Alabama and South Carolina Funds' shareholders should consider the impact of losing the exemption from the Alabama and South Carolina personal income taxes on distributions made by the Alabama and South Carolina Funds, respectively.

Maturity and Duration. The State Funds and the All-American Fund are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. Each of the Fund's portfolios have different maturity and duration characteristics. Both dollar-weighted average maturity and duration reflect the sensitivity of a Fund to interest rate fluctuations, whereby a Fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter maturity and duration. The average dollar-weighted maturity of a Fund is the dollar-weighted average of the stated maturities of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may more accurately measure a Fund's sensitivity to incremental changes in interest rates than average maturity. For example, a Fund with a duration of 5.0 years should have half the interest rate sensitivity of a Fund with a duration of 10.0 years, because the Fund with the shorter duration will receive payments (and can reinvest at prevailing interest rates) twice as quickly. For a comparison of the Funds' average portfolio maturity and duration, including pro-forma figures, see "Comparison of the All-American Fund with the State Funds -- Maturity and Duration" above.

C.  THE PROPOSED REORGANIZATIONS

The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Funds at (800) 414-7447 and asking for the "Reorganization SAI."

TERMS OF THE AGREEMENT

Pursuant to the Agreement, the All-American Fund series of the Municipal Trust would acquire all of the assets and the liabilities of each of the Alabama and South Carolina Funds series of the Multistate Trust on the date of the Closing in consideration for Class A, B, C and R shares of the All-American Fund.

Subject to the Alabama and South Carolina Funds' shareholders separate approval of the Reorganizations, the closing (the "Closing") will occur within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the All-American Fund and the State Funds may mutually agree. Approval of the Reorganization for each of the Alabama Fund and the South Carolina Fund is not contingent upon approval of the other Fund's shareholders.

On the date of the Closing, the Alabama and South Carolina Funds will each transfer to the All-American Fund all of its assets and liabilities. The All-American Fund will in turn transfer to the Alabama and South Carolina Funds a number of its Class A, B, C and R shares equal in value to the value of the net assets of the Fund, transferred to the All-American Fund as of the date of the Closing, as determined in accordance with the valuation method described in the All-American Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganizations, the All-American Fund and the State Funds may individually distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.


The Alabama and South Carolina Funds will distribute in complete liquidation the Class A, B, C and R shares of the All-American Fund to the shareholders of the respective class of the Funds promptly after the Closing and then each State Fund will be liquidated, dissolved and terminated as a series of the Multistate Trust in accordance with the Trust's Declaration of Trust.


Both State Funds have separately made certain standard representations and warranties to the All-American Fund regarding their capitalization, status and conduct of business.

Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things (except that the obligations of the Alabama and South Carolina Funds are separate and distinct and are not contingent upon each other):

          1. the approval of the Reorganization by shareholders of the applicable State Fund;

          2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

          3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

          4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

          5. the effectiveness under applicable law of the registration statement of the All-American Fund of which this Joint Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

          6. the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for federal income tax purposes.

The Agreement may be terminated or amended with respect to a Reorganization by the mutual consent of the parties either before or after approval thereof by the shareholders of the Alabama Fund or the South Carolina Fund, as the case may be, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

The Board recommends that you vote to approve the Reorganizations, as it believes the Reorganizations are in the best interests of the Alabama and South Carolina Funds and that the interests of both Funds' existing shareholders will not be diluted as a result of consummation of the proposed Reorganizations.

DESCRIPTION OF SECURITIES TO BE ISSUED

Shares of Beneficial Interest. Beneficial interests in the All-American Fund being offered hereby are represented by transferable Class A, B, C and R shares, par value $0.01 per share. The Declaration of Trust of the Municipal Trust permits the trustees, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further subdivide the shares of a series into one or more classes of shares for such portfolio.

Voting Rights of Shareholders. Holders of shares of the All-American Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series.


The All-American Fund operates as a series of the Municipal Trust, an open-end management investment company registered with the SEC under the 1940 Act. In addition to the specific voting rights described above, shareholders of the All-American Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Municipal Trust may request that the board of trustees call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).


CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

If the Reorganizations are approved, the All-American Fund will establish an account for each Alabama and South Carolina Funds' shareholder containing the appropriate number of shares of the All-American Fund. The shareholder services and shareholder programs of the All-American Fund and the State Funds are substantially identical. Shareholders of the State Funds who are accumulating shares of the Alabama and South Carolina Funds under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to shares of the Alabama and South Carolina Funds, will retain the same rights and privileges after the Reorganizations in connection with the All-American Fund Class A, B, C or R shares received in the Reorganizations through substantially identical plans maintained by the All-American Fund. Chase Manhattan Bank, custodian for the State Funds, serves as the custodian for the assets of the All-American Fund.


Upon approval of the Reorganizations, shareholders of the State Funds who currently own shares in certificate form are asked to surrender these shares to the State Funds' transfer agent, Chase Global Fund Services, P.O. Box 5186 Bowling Green Station, NY, NY 10275. State Fund shareholders must submit a written request to Chase in order to receive certificates for their All-American Fund shares. No certificates for All-American Fund shares will be issued as part of the Reorganization except upon request.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the material federal income tax consequences of the Reorganizations to shareholders of the State Funds and shareholders of the All-American Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, a foreign person or that acquired its Class A, B, C and R shares of the State Funds pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their Alabama and South Carolina Funds shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Joint Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganizations, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to the Closing of each Reorganization that the Trusts and the Funds receive an opinion from Vedder, Price, Kaufman & Kammholz ("Vedder Price") substantially to the effect that for federal income tax purposes:

          1. The acquisitions by the All-American Fund of the assets of the applicable State Fund in exchange solely for Class A, B, C and R shares of the All-American Fund and the assumption by the All-American Fund of the liabilities of the State Fund will qualify as tax-free reorganizations within the meaning of Section 368(a)(1)(C) of the Code.

          2. No gain or loss will be recognized by the State Fund or the All-American Fund upon the transfer to the All-American Fund of the assets of the State Fund in exchange solely for the Class A, B, C and R shares of the All-American Fund and the assumption by the All-American Fund of the liabilities of the State Fund.

          3. The All-American Fund's basis in the State Fund's assets received in a Reorganization will, in each instance, equal the basis of such assets in the hands of the State Fund immediately prior to the transfer, and the All-American Fund's holding period for such assets will, in each instance, include the period during which the assets were held by the State Fund.

          4. No gain or loss will be recognized by the shareholders of a State Fund upon the exchange of their shares of the State Fund for the Class A, B, C and R shares of the All-American Fund.

          5. The aggregate tax basis in the Class A, B, C and R shares of the All-American Fund received by the shareholders of a State Fund will be the same as the aggregate tax basis of the shares of the State Fund surrendered in exchange therefor.

          6. The holding period of the Class A, B, C and R shares of the All-American Fund received by the shareholders of a State Fund will include the holding period of the shares of the State Fund surrendered in exchange therefor provided such surrendered shares of the State Fund are held as capital assets by such shareholder.

In rendering its opinions, Vedder Price will rely upon certain representations of the management of the All-American Fund and the State Funds and assume that the Reorganizations will be consummated as described in the Agreement and that redemptions of shares of the State Funds occurring prior to the Closing and post-Closing redemptions of shares of the All-American Fund that are received in the Reorganizations will consist solely of redemptions in the ordinary course of business.

The All-American Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the State Funds and their shareholders.

EXPENSES


The State Funds will pay all of the Fund's costs associated with each Reorganization. However, since the Adviser currently waives and/or reimburses certain operating expenses for the State Funds (which the Adviser intends to do at least through the date of the Closing), the Adviser will effectively bear the full cost of the Reorganizations. Management of the State Funds estimates that expenses for each Reorganization will equal approximately $50,000. In addition, separate from the Reorganizations, the Alabama and South Carolina Funds will write-off the remaining unamortized organizational expenses of approximately $20,300 and $11,800, respectively, which will be reimbursed by the Adviser, in its capacity as the investment adviser of the State Funds.


The Board of the Multistate Trust has determined that the foregoing arrangement with respect to expenses is fair and reasonable.

As noted above, shareholders of the State Funds may redeem their shares or exchange their shares for shares of certain other open-end mutual funds distributed by Nuveen at any time prior to the closing of the Reorganizations. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions, for federal income tax purposes unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding the federal, state and local tax consequences of potential transactions.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganizations and issuance of Class A, B, C and R shares of the All-American Fund will be passed on by Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601.

FINANCIAL STATEMENTS

The unaudited updated Financial Highlights for the All-American Fund and the State Funds are attached hereto as Exhibit D.

In addition, incorporated by reference in their respective entireties are (i) for the All-American Fund, the unaudited financial statements for the six months ended October 31, 1997 and the audited financial statements for the fiscal year ended April 30, 1997, attached as Exhibit D to the Reorganization SAI; (ii) for the Alabama Fund, the unaudited financial statements for the six months ended November 30, 1997 and the audited financial statements for the fiscal year ended May 31, 1997, attached as Exhibit E to the Reorganization SAI; and (iii) for the South Carolina Fund, the unaudited financial statements for the six months ended November 30, 1997 and the audited financial statements for the fiscal year ended May 31, 1997, attached as Exhibit F to the Reorganization SAI.

D. RECOMMENDATION OF THE BOARD


The Board of the Multistate Trust has unanimously approved the Agreement and has determined that participation in the Reorganizations are in the best interests of the Alabama and South Carolina Funds. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED REORGANIZATIONS.


                 PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS


The members of the Board who are not "interested persons" of the Multistate Trust have unanimously selected Arthur Andersen LLP, independent public accountants, as independent auditors, to audit the books and records of the State Funds for the fiscal year ending May 31, 1999. On June 26, 1997, the members of the Board who are not "interested persons" determined that it would be in the Trust's best interests to have the same independent auditors as the other Nuveen open-end funds and unanimously appointed Arthur Andersen as independent auditors for the Trust for the current fiscal year ended May 31, 1998 to replace the former independent auditors effective with such appointment. During the two most recent fiscal years ended May 31, 1997, there have been no disagreements with the former independent auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure or any reportable events. The former independent auditors' report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The selection of Arthur Andersen LLP as independent auditors of the State Funds is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Funds present and entitled to vote on the matter. A representative of Arthur Andersen LLP is expected to be present at the Joint Special Meeting and will be available to respond to any appropriate questions raised at the Joint Special Meeting and to make a statement if he or she wishes.


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE ALL-AMERICAN FUND AND THE STATE FUNDS


At the close of business on June 16, 1998, there were 21,149,491 Class A shares, 892,945 Class B shares, 5,777,282 Class C shares and 406,482 Class R shares, respectively, of the All-American Fund. As of such date, the trustees and officers of the All-American Fund as a group own less than 1% of the shares of the All-American Fund. The following table sets forth the percentage of each person who, as of June 16, 1998, owns of record, or is known by the Municipal Trust to own of record or beneficially own 5% or more of any class of shares of the All-American Fund.



------------------------------------------------------------------------------------------------
CLASS                     NAME AND ADDRESS OF OWNER                      PERCENTAGE OF OWNERSHIP
------------------------------------------------------------------------------------------------
 A       MLPF&S for the Sole Benefit of its Customers, Attn: Fund                37.68%
         Admin. SEC #974T2, 4800 Deer Lake Dr. E. FL 3, Jacksonville,
         FL 32246-6484
 B       MLPF&S for the Sole Benefit of its Customers, Attn: Fund                34.93%
         Admin. SEC #97NB8, 4800 Deer Lake Dr. E. FL 3, Jacksonville,
         FL 32246-6484
 C       MLPF&S for the Sole Benefit of its Customers, Attn: Fund                59.53%
         Admin. SEC #97BM0, 4800 Deer Lake Dr. E. FL 3, Jacksonville,
         FL 32246-6484
 R       Bruce P. Bedford, 333 West Wacker Drive, Chicago, IL 60606              68.20%
         Edna Bennett Pierce, Edna P. Bennett Rev. Trust, U/A DTD                 5.21%
         1-15-87, 1201 Snuff Mill Rd., Wilmington, DE 19807-1043



At the close of business on June 16, 1998, the record date with respect to the Joint Special Meeting, there were 462,545 Class A shares, 35,789 Class B shares, 203,048 Class C shares and 11,464 Class R shares, respectively, of the Alabama Fund. As of such date, the trustees and officers of the Alabama Fund as a group own less than 1% of the outstanding shares of the Alabama Fund. The following table sets forth the percentage of each person who, as of June 16, 1998, owns of record, or is known by the Multistate Trust to own of record or beneficially own 5% or more of any class of shares of the Alabama Fund.

------------------------------------------------------------------------------------------------
CLASS                     NAME AND ADDRESS OF OWNER                      PERCENTAGE OF OWNERSHIP
------------------------------------------------------------------------------------------------
 A       MLPF&S for the Sole Benefit of its Customers, Attn: Fund                31.31%
         Admin. SEC #97DS4, 4800 Deer Lake Dr. E. FL 3, Jacksonville,
         FL 32246-6484
         Farley L. Berman, 1234 Champaign Avenue, Anniston, AL                    7.78%
         36207-4727
         Smith Barney Inc., 00144705397, 388 Greenwich Street, New                6.62%
         York, NY 10013-2339
         Prudential Securities Inc. FBO, Mrs. Judith H. Wilson, 1212              5.63%
         County Highway 1, Hamilton, AL 35570-3251
         Gordon Ford, 14160 Moffat Rd., Wilmer, AL 36587-4100                     5.23%
 B       MLPF&S for the Sole Benefit of its Customers, Attn: Fund                97.17%
         Admin. SEC #97NB9, 4800 Deer Lake Dr. E. FL 3, Jacksonville,
         FL 32246-6484
 C       MLPF&S for the Sole Benefit of its Customers, Attn: Fund                85.40%
         Admin. SEC #97ND8, 4800 Deer Lake Dr. E. FL 3, Jacksonville,
         FL 32246-6484
 R       Richard G. Smith, Ida M. Smith JT WROS, 308 Lance Way,                  99.91%
         Birmingham, AL 35206-3033



At the close of business on June 16, 1998, the record date with respect to the Joint Special Meeting, there were 1,159,020 Class A shares, 72,827 Class B shares, 88,062 Class C shares and 11,051 Class R shares, respectively, of the South Carolina Fund. As of such date, the trustees and officers of the South Carolina Fund as a group own less than 1% of the outstanding shares of the South Carolina Fund. The following table sets forth the percentage of each person who, as of June 16, 1998, owns of record, or is known by the Multistate Trust to own of record or beneficially own 5% or more of any class of shares of the South Carolina Fund.



------------------------------------------------------------------------------------------------
CLASS                     NAME AND ADDRESS OF OWNER                      PERCENTAGE OF OWNERSHIP
------------------------------------------------------------------------------------------------
 A       MLPF&S for the Sole Benefit of its Customers, Attn: Fund                27.00%
         Admin. SEC #97BS4, 4800 Deer Lake Dr. E. FL 3, Jacksonville,
         FL 32246-6484
         Joseph F. Rice, 777 Bradburn Dr., Mt. Pleasant, SC                       9.24%
         29464-5114
         PaineWebber for the Benefit of Thomas V. Malloy, Isabel C.               5.28%
         Malloy JTWROS, 24 Marina Village Way, Salem, SC 29676-4502
 B       MLPF&S for the Sole Benefit of its Customers, Attn: Fund                64.78%
         Admin. SEC #97NC9, 4800 Deer Lake Dr. E. FL 3, Jacksonville,
         FL 32246-6484
         J. Robert Witmeyer, 110 Longwood Dr., Spartanburg, SC                   10.53%
         29301-6539
         Interstate/Johnson Lane, FBO 335-74519-17, Interstate Tower,             7.58%
         P.O. Box 1220, Charlotte, NC 28201-1220
         Edward D. Jones & CO F/A/O, Donald F. Jones & EDJ#                       5.70%
         794-03863-1-6, P.O. Box 2500, Maryland Heights, MO
         63043-8500
 C       Interstate Johnson Lane, FBO 329-00071-15, Interstate Tower,            37.49%
         P.O. Box 1220, Charlotte, NC 28201-1220
         MLPF&S for the Sole Benefit of its Customers, Attn: Fund                31.22%
         Admin. SEC #97NE2, 4800 Deer Lake Dr. E. FL 3, Jacksonville,
         FL 32246-6484
         Interstate/Johnson Lane, FBO 272-73155-13, Interstate Tower,            13.45%
         P.O. Box 1220, Charlotte, NC 28201-1220
         Smith Barney Inc., 00141722281, 388 Greenwich Street, New                8.43%
         York, NY 10013-2339
 R       Ronald E. Lagasse, Shirley M. Lagasse JT WROS, Deerfield                56.07%
         Plantation, 1103 Plantation Dr., Surfside Beach, SC
         29575-5113
         Nancy W. Edwards, 5 Milstead Way, Greenville, SC 29615-5332             23.62%
         E. Chatfield Blakeman, 23 New River Trce., Lake Wylie, SC               15.46%
         29710-8932


B. SHAREHOLDER PROPOSALS

As a general matter, the All-American Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event that a Reorganization is not consummated, neither State Fund intends to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the All-American Fund or either State Fund should send such proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                      VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the State Funds are entitled to one vote per share on matters as to which they are entitled to vote. The State Funds do not utilize cumulative voting.


Each valid proxy given by a shareholder of the State Funds will be voted on by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Joint Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted on by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganizations and "FOR" the selection of independent auditors. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) do not count as votes "FOR" the proposals and are treated as votes "AGAINST." Thirty percent of the outstanding shares of each Fund entitled to vote on the proposals must be present in person or by proxy to have a quorum to conduct business at the Joint Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.



Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Alabama and South Carolina Funds a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Joint Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Joint Special Meeting and wish to do so.



It is not anticipated that any action will be asked of the shareholders of the State Funds other than as indicated above, but if other matters are properly brought before the Joint Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.


APPROVAL OF EACH REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE ALABAMA AND SOUTH CAROLINA FUNDS, RESPECTIVELY, ENTITLED TO VOTE.

In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Joint Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Joint Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interests of the shareholders of the Alabama and South Carolina Funds, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Joint Special Meeting to be adjourned.

Proxies of shareholders of the State Funds are solicited by the Board. In order to obtain the necessary quorum at the Joint Special Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives. In addition, such solicitation servicing may also be provided by D.F. King, at a cost estimated to be approximately $4,000, plus reasonable expenses.


June 22, 1998


                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                                                       EXHIBIT A
                                                                October 31, 1997

            MANAGEMENT'S DISCUSSION OF ALL-AMERICAN FUND PERFORMANCE

                                   Dear Shareholder

                                   It's a pleasure to report to you on the
                                   performance of your Nuveen municipal bond fund. Over the past 12 months, the fund has performed exceptionally well, rewarding investors with dependable tax-free income and attractive returns.

                                   The fund generated superior total returns and its Class A shares were ranked in the top ten percent of funds among its peer categories for the period by Lipper Analytical Services. For the 12 months ended October 31, 1997, Class A shares of the All-American Fund generated a total return of 10.09%. Investors also continued to enjoy strong dividends generated by the fund's portfolio of quality bonds. You will find additional details on the individual performance of the fund on pages A6 and A7.

                                   As 1997 draws to a close, it seems
                                   appropriate to take a moment to look back over what has been an exceptional time for the American economy, the financial markets -- and the investors in those markets. The year has been distinguished by continued economic strength, the lowest unemployment rates in more than two decades, and progress on fiscal issues, including a reduction in the federal deficit. While much of investors' attention has remained focused on the stock market, the achievements of the bond market should not be overlooked.

                                   During 1997, the environment for bond
                                   performance was enhanced by a substantial decline in interest rates, reflecting investors' confidence that inflation can remain near its current annual rate of 2.2%, one of the lowest levels for the Consumer Price Index in 30 years.

                                                                October 31, 1997

                                   The events of 1997 have also focused renewed attention on the need for diversification and asset allocation. Stock market volatility, especially in late October, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments, and their current yields make them very attractive.

                                   You already know you can rely on Nuveen to provide the tax-advantaged investments you need to pursue your investment goals. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two new balanced stock and bond funds. We have also expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investment by taking advantage of these additional products and services.

                                   We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

                                   Sincerely,

                                   Timothy R. Schwertfeger
                                   TIMOTHY R. SCHWERTFEGER
                                   Chairman of the Board

                                   December 15, 1997

                                                                October 31, 1997

                                   Answering Your Questions

TED NEILD, MANAGING DIRECTOR OF    WHAT ECONOMIC AND MARKET FACTORS INFLUENCED
NUVEEN'S PORTFOLIO MANAGEMENT      THE PERFORMANCE OF MUNICIPAL BONDS OVER THE
TEAM, TALKS ABOUT THE MUNICIPAL    PAST YEAR?
BOND MARKET AND OFFERS INSIGHTS    Over the past 12 months, the performance of
INTO FACTORS THAT AFFECTED THE     the municipal bond market was influenced by
PERFORMANCE OF THE FUND OVER THE   three major factors: the continued strength
PAST YEAR.                         of the U.S. economy, minimal inflation (both
                                   of which are reflected in the
                                   steady-to-declining interest rates evident during the year), and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, including municipal issues.

                                   Between November 1996 and October 1997, the yield on the 30-year Treasury bond dropped from 6.68% to 6.15%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.80% to 5.40%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily impacted bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

                                   HOW HAS THIS FUND PERFORMED DURING THIS
                                   PERIOD?
                                   As Tim mentioned in his letter to
                                   shareholders, the fund performed
                                   exceptionally well, achieving excellent total returns and superior performance in comparison with its peers. The All-American Fund produced a total return of 10.09% on Class A shares, surpassing its Lipper peer group average of 8.12% by almost 200 basis points. Once again, this fund was one of the top performers in its category, ranking eighth among the 231 national

                                                                October 31, 1997

                                   municipal bond funds in the grouping. The fund was also rated well on a risk-adjusted basis, as evidenced by the Class A share's four-star ratings by Morningstar.

                                   WHAT ARE YOUR KEY STRATEGIES FOR THE COMING
                                   YEAR?
                                   To sustain such outstanding performance, we take a holistic approach to portfolio management -- assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. One focus in the coming year will be to maintain good call protection, which helps sustain the dividend and reduce the volatility of the fund. The All-American Fund currently has about $50 million invested in non-callable bonds, which should help ensure the strength of the dividend if interest rates continue to decline. Non-callable bonds cannot be repaid early by their issuers, ensuring that if interest rates decline, the portfolio will continue to receive the same coupon rates on those bonds as it did when rates were higher.

                                   Although the fund has historically held
                                   lower-rated (but still investment-grade
                                   quality) bonds to increase yield to
                                   shareholders, we have seen the yield
                                   differentials between AAA and BBB bonds
                                   narrow significantly over the past year. As long as credit spreads are tight, we will plan to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings.

                                   As part of our value investing approach, we will also continue to look for bonds that offer good long-term value with the potential for appreciating returns. At Nuveen, our Research Department provides the in-depth expertise and practical knowledge--backed by a century of experience--that make the difference in uncovering bonds that perform well throughout market cycles. Our thorough research helps us find investment-grade quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. Recently, research helped us uncover a number of bonds that were eventually pre-refunded by

                                                                October 31, 1997

                                   their issuers, which adds tremendous value to the portfolio. We plan to continue to search for bonds with advance refunding potential, as well as those with lower (but still investment-grade quality) credit ratings that we feel are undervalued by the market as a whole.

                                   WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL
                                   MARKET?
                                   Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

                                   Overall, we expect the fund to continue to benefit from tight credit spreads, as we take advantage of opportunities to enhance the credit quality and structure of the portfolio.

                                                                October 31, 1997

                                   Nuveen Flagship All-American
                                   Municipal Bond Fund
                                   Performance Overview
                                   As of October 31, 1997

                                   FUND HIGHLIGHTS

                                                   -------------------------------------------------------------------
                                                   SHARE CLASS                  A          B          C          R
                                                   Inception Date               10/88       2/97       6/93       2/97
                                                   ...................................................................

                                                   Net Asset Value (NAV)       $11.37     $11.38     $11.36     $11.38
                                                   ...................................................................

                                                   CUSIP                    67065Q889  67065Q871  67065Q863  67065Q855
                                                   -------------------------------------------------------------------
                                                   -------------------------------------------------------------------
                                                   Total Net Assets ($000)                                    $288,471
                                                   ...................................................................

                                                   Average Weighted Maturity (Years)                             22.59
                                                   ...................................................................

                                                   Average Weighted Duration (Years)                              7.57
                                                   -------------------------------------------------------------------

                                   ANNUALIZED TOTAL RETURN(2)

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS              A(NAV)  A(OFFER)    B      C      R
                                                   1-Year                   10.09%     5.46%  9.42%  9.50%  10.35%
                                                   ...............................................................

                                                   5-Year                    8.34%     7.41%  7.74%  7.73%   8.39%
                                                   ...............................................................

                                                   Since Inception           9.00%     8.48%  8.47%  8.39%   9.03%
                                                   ---------------------------------------------------------------

                                   TAX-FREE YIELDS

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS               A(NAV)  A(OFFER)    B      C      R
                                                   Dist Rate                  5.28%     5.05%  4.53%  4.75%  5.48%
                                                   ...............................................................

                                                   SEC 30-Day Yld             4.75%     4.55%  4.01%  4.21%  4.95%
                                                   ...............................................................

                                                   Taxable Equiv Yld(3)       6.88%     6.59%  5.81%  6.10%  7.17%
                                                   ---------------------------------------------------------------
1 Overall rating for Class A shares within        2 Class A share returns are actual. Class B, C and R share returns
 the municipal bond category for the period         are actual for the period since class inception; returns prior to
 ended October 31, 1997. Morningstar                class inception are Class A share returns adjusted for
 proprietary ratings reflect historical             differences in sales charges and expenses, which are primarily
 risk-adjusted performance and are subject          differences in distribution and service fees. Class A shares have
 to change every month. Ratings are                 a 4.2% maximum up-front sales charge. Class B shares have a
 calculated from a fund's three, five-and           contingent deferred sales charge (CDSC) that begins at 5% for
 10-year average annual returns in excess of        redemptions during the first year after purchase and declines
 90-day Treasury bill returns, with                 periodically to 0% over the following five years, which is not
 appropriate fee adjustments and a risk             reflected in the return figures. Class B Shares convert
 factor that reflects fund performance below        automatically to Class A Shares eight years after purchase. Class
 90-day Treasury bill returns. The fund             C shares have a 1% CDSC for redemptions within one year which is
 earned five stars for the three-year period        not reflected in the one-year total return.
 and four stars for the five-year period. In
 an investment category, 10% of funds             3 Based on SEC yield and a federal income tax rate of 31%.
 receive five stars and 22.5% receive four          Represents the yield on a taxable investment necessary to equal the
 stars. For the period ending October 31,           yield of the Nuveen fund on an after-tax basis.
 1997, 1,448 municipal bond funds were rated
 for the three-year period, 676 for the           4 The fund paid shareholders a capital gains distribution in
 five-year period, and 329 for the 10-year          December of $0.0591 per share.
 period.

                            MORNINGSTAR RATING(1)

                                     ****

                                                                October 31, 1997




____________________
CREDIT QUALITY
[PIE CHART]

AAA/Pre-Refunded 20%
AA                5%
A                23%
BBB/NR           52%
____________________



______________________________________
DIVERSIFICATION
[PIE CHART]

OTHER                               8%
WATER AND SEWER                     4%
UTILITIES                          12%
U.S. GUARANTEED                     4%
TRANSPORTATION                     16%
TAX OBLIGATION (LIMITED)           10%
MULTI-FAMILY HOUSING                5%
EDUCATION/CIVIC ORGANIZATIONS      12%
HEALTH CARE                        16%
INDUSTRIAL REVENUE                  4%
LONG-TERM CARE                      9%
______________________________________



______________________________________
DIVIDEND HISTORY (A SHARES )(4)
[PIE CHART]

                                                                  April 30, 1997

                                   Dear Shareholder

                                   It is my pleasure to report to you on the performance of the Nuveen Flagship All-American Municipal Bond Fund, and to welcome new investors to our family of investments. Shareholders were rewarded during the fiscal year with the attractive tax-free income and consistent performance that are hallmarks of Nuveen's disciplined investment approach -- qualities that make this fund a good choice for those seeking a stable addition to their core investment portfolio.

                                   The fund's outstanding performance came
                                   during a volatile year in the municipal bond market, including a mid-1996 decline and a post-election rally. Our focus on high-quality bonds helped to control price swings, while the market's volatility created opportunities for the portfolio manager to add value and enhance the fund's yield. By continuing to seek out undervalued bonds in sectors and regions we believe are fundamentally strong, Nuveen was able to generate very attractive current yields for shareholders while also preserving capital.

                                   As of April 30, 1997, Class A shareholders in the All-American Municipal Bond Fund were receiving tax-free yields on net asset value of 5.38%. To match this yield, All-American investors in the 31% federal income tax bracket would have had to earn 7.80% from taxable, long-term alternatives.

                                   During the same period, this fund turned in impressive total return performance when compared with its peers. The All-American fund's Class A Shares outperformed the benchmark Lehman Municipal Bond Index, generating a

                                                                  April 30, 1997

                                   total return of 8.23% compared with a total return of 6.63% for the Lehman Index.

                                   Nuveen has recently made significant and exciting additions to the investment options available to our shareholders -- additions that make it easier to keep more of what you earn. We introduced three new equity and balanced funds for investors seeking both long-term growth and current income. We also introduced new fund pricing options to make purchasing our mutual funds even more convenient, and we revamped our prospectuses and annual shareholder reports to make them easier to read and provide expanded information about the funds.

                                   Further, Nuveen's array of municipal bond funds is now one of the largest in the industry since our merger with Flagship Resources Inc. This merger offers you even greater access to the municipal market plus additional expertise, resources and increased efficiencies for our shareholders.

                                   On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investment products that withstand the test of time. We look forward to serving you in the future.

                                   Sincerely,

                                   Timothy R. Schwertfeger
                                   TIMOTHY R. SCHWERTFEGER
                                   Chairman of the Board

                                   June 12, 1997

                                                                  April 30, 1997

                                   Answering Your Questions

                                   WHAT ARE THE INVESTMENT OBJECTIVES OF THE
                                   FUND?
                                   The fund aims to provide investors with a high level of tax-free income while preserving the capital that investors have entrusted to us. Many investors rely on their portfolio as a principal source of their ongoing financial security. To that end, we focus our portfolio strategy on preserving what Nuveen investors have accumulated while generating income to support a comfortable lifestyle.

                                   WHAT IS YOUR STRATEGY FOR MEETING THOSE
                                   OBJECTIVES?
                                   Rigorous research analysis and a value
                                   investing approach are at the foundation of this fund's strategies. Each is a Nuveen hallmark, and they go hand in hand.

                                   A value strategy means that we look for
                                   high-quality securities that are undervalued and attractively priced relative to the rest of the market. Nuveen Research helps identify those market sectors, geographic regions and bond structures likely to produce bonds whose long-term value is higher than their current prices would indicate.

                                   One current example of a region we've
                                   identified as undervalued is the Sun Belt.
                                   The growth of the Southeast and Southwest has resulted in a huge volume of municipal bond issuance, most of which is to provide essential services: schools, correctional facilities, and water and sewer systems. The combination of volume and quality has created tremendous opportunities to find value.

                                   That's not to say it's easy. There is more municipal market information out there than ever before, and the markets are more efficient. As a result, there are fewer opportunities to find value. But by focusing on quality issues with

TED NEILD, HEAD OF NUVEEN'S DAYTON-BASED PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED THE PERFORMANCE OF THE FUND OVER THE PAST YEAR.

                                                                  April 30, 1997

                                   fundamental value, as opposed to trying to call the direction of interest rates, we're able to produce the high level of income consistent share price performance investors expect.

                                   HOW DID THE FUND PERFORM DURING THE YEAR AND
                                   WHAT KEY ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE?
                                   The All-American fund was one of the top performing funds in its Lipper category (4th of 231 national municipal bond funds), providing Class A shareholders with a total return of 8.23%. During this period, the Lehman Brothers Municipal Bond Index, which does not incur operating expenses or transaction costs, reported a 6.63% total return. Additionally, in keeping with Nuveen's policy of providing stable monthly dividends, the All-American fund began paying a stabilized dividend, ensuring consistent and regular cash flows to shareholders.

                                   With over 70% of the fund invested in
                                   investment-grade quality bonds rated "A",
                                   "Baa" or non-rated, the All-American fund's performance was greatly enhanced by the continuing compression of yield spreads and improving underlying credit fundamentals. To ensure ongoing total return performance, portfolio structure was improved by maintaining and improving call protection when appropriate. This, combined with selected opportunities to enhance the fund's income returns, contributed to an impressive total return performance.

                                   WHAT IS YOUR MARKET OUTLOOK FOR THE COMING
                                   YEAR?
                                   We continue to see an economic expansion characterized by low unemployment and little wage and price inflation pressures. The Federal Reserve has demonstrated its continued vigilance against inflation by making a pre-emptive rate hike at the end of March. We anticipate continued municipal market demand as individual investors focus on strategically rebalancing their portfolios and reducing their exposure to the volatility recently demonstrated by the equity market.

                                                                  April 30, 1997

                                   By following a disciplined value strategy, and depending on sound research, the long-term outlook for our municipal bond funds -- and for Nuveen shareholders -- is very good. We will continue to look for opportunities in sectors like healthcare and public power and in regions like the Midwest and the Sun Belt, and to identify bonds that are structured in ways that make them attractive through a complete interest rate cycle.

                                                                  April 30, 1997

                                   All-American
                                   Municipal Bond Fund
                                   Overview
                                   As of April 30, 1997

                                   FUND HIGHLIGHTS

                                                   --------------------------------------------------------------------
                                                   SHARE CLASS                          A        B        C          R
                                                   Inception Date                      10/88     2/97     6/93       2/97
                                                   ......................................................................

                                                   Net Asset Value (NAV)              $10.90   $10.91   $10.89     $10.91
                                                   ----------------------------------------------------------------------
                                                   ----------------------------------------------------------------------
                                                   Total Net Assets ($000)                                       $272,319
                                                   ......................................................................

                                                   Average Weighted Maturity (years)                                22.64
                                                   ......................................................................

                                                   Duration (years)                                                  8.18
                                                   ----------------------------------------------------------------------

                                   ANNUALIZED TOTAL RETURN(1)

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS               A(NAV)  A(OFFER)    B      C      R
                                                   1-Year                     8.23%     3.68%  7.68%  7.64%  8.38%
                                                   ...............................................................

                                                   5-Year                     7.88%     6.96%  7.30%  7.28%  7.91%
                                                   ...............................................................

                                                   Life of Fund               8.59%     8.05%  8.01%  7.99%  8.61%
                                                   ---------------------------------------------------------------

                                   TAX-FREE YIELDS

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS               A(NAV)  A(OFFER)    B      C      R
                                                   Dist Rate                  5.49%     5.26%  4.73%  4.95%  5.69%
                                                   ...............................................................

                                                   SEC 30-Day Yld             5.38%     5.15%  4.63%  4.83%  5.58%
                                                   ...............................................................

                                                   Taxable Equiv Yld(2)       7.80%     7.46%  6.71%  7.00%  8.09%
                                                   ---------------------------------------------------------------

                                   1 Returns of the oldest share class of a fund
                                     are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC.

                                   2 Based on SEC yield and a federal income tax
                                     rate of 31%. Represents the yield on a
                                     taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                   3 Overall rating of Class A Shares among
                                     1,257,608 and 274 municipal bond funds for the 3-, 5- and 10-year periods ended 4/30/97, respectively.

[PIE CHARTS]


                                CREDIT QUALITY
                       AAA                         15.3%
                        AA                          4.7%
                         A                         23.1%
                    BBB/NR                         56.9%




Caption>

                                DIVERSIFICATION
                      Housing Facilities               7%
                      Electric Utilities               5%
                      Lease Rental                    11%
                      Pollution Control               23%
                      Educational Facilities           8%
                      Water and Sewer                  5%
                      Escrowed Bonds                   4%
                      Health Care Facilities          23%
                      Other                            6%
                      Transportation                   4%
                      General Obligations              4%





                             MORNINGSTAR RATING(3)
                                     ****

                                                                  April 30, 1997


* The Index Comparison shows change in value                                                   INDEX COMPARISON
 of a $10,000 investment in the A shares of
 the Nuveen fund compared with the Lehman
 Brothers Municipal Bond Index. The Lehman
 Municipal Bond Index is comprised of a broad
 range of investment-grade municipal bonds,
 and does not reflect any initial or ongoing
 expenses. The Nuveen fund return depicted in
 the chart reflects the initial maximum sales
 charge applicable to A shares (4.20%) and
 all ongoing fund expenses.

                                                                       EXHIBIT B
                                                               November 30, 1997

              MANAGEMENT'S DISCUSSION OF ALABAMA FUND PERFORMANCE

                                   Dear Shareholder

                                   It's a pleasure to share with you the Nuveen
                                   Flagship Alabama Municipal Bond Fund's
                                   outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.81%. To match this yield, investors in the 33.5% combined federal and state income tax bracket would have had to earn at least 7.23% on taxable alternatives.

                                   During this same period, the fund provided
                                   Class A shareholders with a highly
                                   competitive total return on net asset value of 8.01% with income reinvested, far outpacing the average return of 6.76% for its peer group, the Lipper Alabama municipal bond fund category. You will find additional details on the fund's performance on pages B6 and B7.

                                   THE YEAR IN REVIEW
                                   Over the past year, U.S. investors have
                                   benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian

                                                               November 30, 1997

                                   markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

                                   HELPING YOU BUILD A BETTER PORTFOLIO
                                   The events of 1997 have focused renewed
                                   attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

                                   In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

                                   We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

                                   Sincerely,

                                   Timothy R. Schwertfeger
                                   Timothy R. Schwertfeger
                                   Chairman of the Board

                                   January 15, 1998

                                                               November 30, 1997

                                   Answering Your Questions

TED NEILD, MANAGING DIRECTOR       WHAT ECONOMIC AND MARKET FACTORS INFLUENCED
OF NUVEEN'S PORTFOLIO              THE
MANAGEMENT TEAM, TALKS ABOUT       PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST
THE MUNICIPAL BOND MARKET AND      YEAR?
OFFERS INSIGHTS INTO FACTORS       Over the past 12 months, the performance of
THAT AFFECTED THE PERFORMANCE      the municipal bond market was influenced by
OF THE FUND OVER THE PAST          three major factors: the continued strength
YEAR.                              of the U.S. economy, minimal inflation and
                                   volatility in the equity markets. During
                                   1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

                                   Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive.

                                   HOW HAS THE FUND PERFORMED DURING THIS
                                   PERIOD?
                                   As Tim mentioned in his letter to
                                   shareholders, the fund performed very well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 8.01%, which compares favorably with the one-year average return of 6.76% for the peer group of Alabama municipal bond funds tracked by Lipper Analytical Services--a 125 basis point difference. Once again, this fund was the top performer in its category, ranking first among the eight municipal bond funds in the grouping.

                                                               November 30, 1997

                                   GIVEN THE CURRENT MUNICIPAL MARKET, WHERE
                                   WERE YOU ABLE TO FIND VALUE?
                                   We concentrated on identifying individual bonds that enhanced the structure of the portfolio, allowing the fund to rally as the market moved forward. Specifically, we purchased longer duration bonds with good call protection at the lower prices available earlier this year. These bonds are going to be increasingly difficult to find as other market participants struggle to maintain good structure in their portfolios. We also executed "swaps" earlier in the year, which allowed the fund to maintain its tax-free distribution yield even as interest rates declined.

                                   WHAT ARE YOUR KEY STRATEGIES FOR THE COMING
                                   YEAR?
                                   To sustain such outstanding performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be maintaining good call protection, which helps sustain the fund's dividend, regardless of the direction that interest rates take.

                                   While credit spreads are tight, we will
                                   continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

                                   WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL
                                   MARKET?
                                   Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in

                                                               November 30, 1997

                                   yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

                                   The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

                                                               November 30, 1997

                                   Nuveen Flagship Alabama
                                   Municipal Bond Fund
                                   Performance Overview
                                   As of November 30, 1997

                                   FUND HIGHLIGHTS

                                                   ------------------------------------------------------------------
                                                   SHARE CLASS                 A          B          C          R
                                                   Inception Date               4/94       2/97       2/97       2/97
                                                   ..................................................................

                                                   Net Asset Value (NAV)      $10.45     $10.46     $10.47     $10.51
                                                   ..................................................................

                                                   CUSIP                   67065P105  67065P204  67065P303  67065P402
                                                   ------------------------------------------------------------------
                                                   ------------------------------------------------------------------
                                                   Total Net Assets ($000)                                     $7,198
                                                   ..................................................................

                                                   Average Weighted Maturity (Years)                            21.64
                                                   ..................................................................

                                                   Average Weighted Duration (Years)                             8.47
                                                   ------------------------------------------------------------------

                                   ANNUALIZED TOTAL RETURN(1)

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS            A(NAV)  A(OFFER)    B       C       R
                                                   1-Year                  8.01%     3.45%   7.38%   7.69%   8.80%
                                                   ...............................................................

                                                   3-Year                 11.06%     9.49%  10.44%  10.68%  11.32%
                                                   ...............................................................

                                                   Since Inception         7.94%     6.68%   7.34%   7.57%   8.16%
                                                   ---------------------------------------------------------------

                                   TAX-FREE YIELDS

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS               A(NAV)  A(OFFER)    B      C      R
                                                   Dist Rate                  5.05%     4.84%  4.30%  4.53%  5.25%
                                                   ...............................................................

                                                   SEC 30-Day Yld             4.81%     4.81%  4.07%  4.27%  5.17%
                                                   ...............................................................

                                                   Taxable Equiv Yld(2)       7.23%     6.93%  6.12%  6.42%  7.77%
                                                   ---------------------------------------------------------------

                                   1 Class A share returns are actual. Class B,
                                     C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares convert automatically to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

                                   2 Based on SEC Yield and a combined federal
                                     and state income tax rate of 33.5%.
                                     Represents the yield on a taxable
                                     investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                                               November 30, 1997



____________________
CREDIT QUALITY
[PIE CHART]

AAA              67%
AA               19%
A                10%
BBB/NR            4%
____________________



______________________________________
DIVERSIFICATION
[PIE CHART]

WATER AND SEWER                    21%
OTHER                               4%
TRANSPORTATION                      7%
UTILITIES                          11%
HEALTH CARE                        24%
CAPITAL GOODS                       4%
U.S. GUARANTEED                     3%
EDUCATION/CIVIC ORGANIZATIONS      14%
TAX OBLIGATION (G.O)               12%
______________________________________



______________________________________
DIVIDEND HISTORY (A SHARES )
[BAR GRAPH]

                                                                    May 31, 1997

                                   Dear Shareholder

                                   It's a pleasure to report to you on the
                                   performance of the Nuveen Flagship Alabama
                                   Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 9.22% for Class A shares, if you chose to reinvest your tax-free income dividends.

                                   Over this 12-month period, the total return performance for the fund (with income reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

                                   In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.07% for Class A shares. To match this yield, investors in the 33.5% combined federal and state income tax bracket would have had to earn at least 7.62% on taxable alternatives.

                                   These results were produced against a
                                   backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to increased volatility in both the equity and bond

                                                                    May 31, 1997

                                   markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

                                   In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

                                   Recently, the need for diversification and a renewed emphasis on asset allocation - as well as attractive yields - have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

                                   On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

                                   Sincerely,

                                   Timothy R. Schwertfeger
                                   Timothy R. Schwertfeger
                                   Chairman of the Board

                                   July 15, 1997

                                                                    May 31, 1997

                                   Answering Your Questions

TED NEILD, HEAD OF NUVEEN'S        WHAT ARE THE INVESTMENT OBJECTIVES OF THE
DAYTON-BASED PORTFOLIO             FUND?
MANAGEMENT TEAM, TALKS ABOUT       The fund aims to provide investors with a
THE MUNICIPAL BOND MARKET AND      high level of tax-free income while
OFFERS INSIGHTS INTO FACTORS       preserving capital by investing in a
THAT AFFECTED THE FUND             diversified portfolio of high-quality
PERFORMANCE OVER THE PAST          municipal bonds. To that end, we attempt to
YEAR.                              maximize the fund's after-tax total return by
                                   generating high tax-free income and
                                   minimizing the distribution of taxable
                                   capital gains when possible.

                                   WHAT IS YOUR STRATEGY FOR MEETING THESE
                                   OBJECTIVES?
                                   To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

                                   WHAT KEY ECONOMIC FACTORS AFFECTED
                                   THE FUND'S PERFORMANCE DURING THE YEAR?
                                   The U.S. economy continued to grow,
                                   exhibiting low unemployment, increased
                                   manufacturing and construction activity, and lack of price pressure at the consumer and producer levels.

                                                                    May 31, 1997

                                   GIVEN THIS MARKET ENVIRONMENT,
                                   HOW DID THE FUND PERFORM?
                                   The Alabama Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 9.22% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked number one among eight Alabama municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service. Steady demand, coupled with tight supply, caused munis to outperform Treasury securities over the 12 month period.

                                   WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?
                                   The fund maintained its average call
                                   protection at just over eight years. Where possible, we strive to extend the call protection to increase the upward price potential of callable municipal bonds during market rallies--such as the rally of the last 12 months. The duration, a measure of the fund's volatility, was reduced somewhat during the year from 9.6 years to 8.16 years to reduce slightly the interest rate risk of the fund after the market's strong performance.

                                   WHAT IS THE CURRENT STATUS OF ALABAMA
                                   MUNICIPAL MARKET?
                                   Alabama's municipal market performed well in 1996. A limited amount of issuance added to previously tight supply levels caused heavy demand for Alabama bonds. An economy once heavily reliant on agriculture is now increasingly dependent on manufacturing and service-related industries. Increases in infrastructures issuance are expected for the upkeep of one of the nation's largest inland river systems and busiest ports. State municipal bond issuance was down 8.1% to $1.18 billion in the first six months of 1997.

                                   WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET
                                   AS A WHOLE?
                                   As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of

                                                                    May 31, 1997

                                   economic growth, especially employment
                                   statistics, the markets have long been
                                   anticipating an increase in inflation.
                                   However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

                                   Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

                                   Nonetheless, for the remainder of 1997, the municipal market will continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

                                                                    May 31, 1997

                                   Alabama
                                   Overview
                                   As of May 31, 1997

                                   FUND HIGHLIGHTS

                                                   --------------------------------------------------------------------
                                                   SHARE CLASS                       A         B         C         R
                                                   Inception Date                    4/94      2/97      2/97      2/97
                                                   ....................................................................

                                                   Net Asset Value (NAV)           $10.12    $10.14    $10.14    $10.13
                                                   --------------------------------------------------------------------
                                                   --------------------------------------------------------------------
                                                   Total Net Assets ($000)                                       $5,242
                                                   ....................................................................

                                                   Average Weighted Maturity (years)                              20.38
                                                   ....................................................................

                                                   Duration (years)                                                8.39
                                                   --------------------------------------------------------------------

                                   ANNUALIZED TOTAL RETURN(1)

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS               A(NAV)  A(OFFER)    B      C      R
                                                   1-Year                     9.22%     4.63%  8.79%  9.00%  9.38%
                                                   ...............................................................

                                                   Since Inception            7.29%     5.83%  6.74%  6.95%  7.34%
                                                   ---------------------------------------------------------------

                                   TAX-FREE YIELDS

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS               A(NAV)  A(OFFER)    B      C      R
                                                   Dist Rate                  5.24%     5.02%  4.49%  4.69%  5.44%
                                                   ...............................................................

                                                   SEC 30-Day Yld             5.07%     4.86%  4.16%  4.45%  5.31%
                                                   ...............................................................
                                                   Taxable Equiv Yld(2)       7.62%     7.31%  6.26%  6.69%  7.98%
                                                   ---------------------------------------------------------------

                                   1 Returns of the oldest share class of a fund
                                     are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year and since inception total returns above would be 4.79% and 5.91%, respectively.

                                   2 Based on SEC yield and a combined federal
                                     and state income tax rate of 33.5%.
                                     Represents the yield on a taxable
                                     investment necessary to equal the yield of the Nuveen fund on an after-tax basis.



                                 [PIE CHARTS]


                                CREDIT QUALITY
                                AAA           70%
                                 AA           11%
                                  A           14%
                             BBB/NR            5%




                                DIVERSIFICATION

                     General Obligations              16%
                     Educational Facilities           19%
                     Other                             4%
                     Transportation                    6%
                     Hospitals                        10%
                     Pollution Control                 7%
                     Escrowed Bonds                    7%
                     Utilities                         8%
                     Water & Sewer                    23%


                                                                    May 31, 1997


* The Index Comparison shows change in value       INDEX COMPARISON
  of a $10,000 investment in the A Shares of         [PIE CHART]
  the Nuveen fund compared with the Lehman
  Brothers Municipal Bond Index. The Lehman         -LEHMAN BROTHERS MUNICIPAL BOND INDEX                       $12,675
  Municipal Bond Index is comprised of a broad      -NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND (NAV)          $12,469
  range of investment-grade municipal bonds         -NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND (OFFER)        $11,945
  and does not reflect any initial or ongoing        PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
  expenses. The Nuveen fund return depicted in      DIVIDEND HISTORY (A SHARES)
  the chart reflects the initial maximum sales       [BAR GRAPH]
  charge applicable to A Shares (4.20%) and
  all ongoing fund expenses.

                                                                       EXHIBIT C
                                                               November 30, 1997

           MANAGEMENT'S DISCUSSION OF SOUTH CAROLINA FUND PERFORMANCE

                                   Dear Shareholder

                                   It's a pleasure to share with you the Nuveen
                                   Flagship South Carolina Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.73%. To match this yield, investors in the 36% combined federal and state income tax bracket would have had to earn at least 7.39% on taxable alternatives.

                                   During this same period, the fund provided
                                   Class A shareholders with a highly
                                   competitive total return on net asset value of 7.64% with income reinvested, outpacing the average return of 6.44% for its peer group, the Lipper South Carolina municipal bond fund category. You will find additional details on the fund's performance on pages C6 and C7.

                                   THE YEAR IN REVIEW
                                   Over the past year, U.S. investors have
                                   benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction

                                                               November 30, 1997

                                   in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

                                   HELPING YOU BUILD A BETTER PORTFOLIO
                                   The events of 1997 have focused renewed
                                   attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

                                   In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

                                   We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

                                   Sincerely,

                                   Timothy R. Schwertfeger
                                   Timothy R. Schwertfeger
                                   Chairman of the Board

                                   July 15, 1997

                                                               November 30, 1997

                                   Answering Your Questions

TED NEILD, MANAGING DIRECTOR       WHAT ECONOMIC AND MARKET FACTORS INFLUENCED
OF NUVEEN'S PORTFOLIO              THE PERFORMANCE OF MUNICIPAL BONDS OVER THE
MANAGEMENT TEAM, TALKS ABOUT       PAST YEAR?
THE MUNICIPAL BOND MARKET AND      Over the past 12 months, the performance of
OFFERS INSIGHTS INTO FACTORS       the municipal bond market was influenced by
THAT AFFECTED THE PERFORMANCE      three major factors: the continued strength
OF THE FUND OVER THE PAST          of the U.S. economy, minimal inflation, and
YEAR.                              volatility in the equity markets. During
                                   1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

                                   Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive.

                                   HOW HAS THE FUND PERFORMED DURING THIS
                                   PERIOD?
                                   As Tim mentioned in his letter to
                                   shareholders, the fund performed very well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 7.64%, which compares favorably with the one-year average return of 6.44% for the peer group of South Carolina municipal bond funds tracked by Lipper Analytical Services--a 120 basis point difference. Once again, this fund was the top performer in its category, ranking first among the 16 municipal bond funds in the grouping.

                                                               November 30, 1997

                                   GIVEN THE CURRENT MUNICIPAL MARKET, WHERE
                                   WERE YOU ABLE TO FIND VALUE?
                                   The fund has benefited from a high embedded yield and extremely high quality holdings. Because of severe quality compression during the period, it was possible to increase investments in high quality, essential service municipal bonds. We also continued to look for value for shareholders in individual bonds that enhanced the structure of the portfolio, allowing the fund to rally as the market moved forward. Specifically, we purchased longer duration bonds with good call protection at the lower prices available earlier this year.

                                   Because of the limited issuance in South
                                   Carolina, home state bonds continue to demand a premium over bonds available in the general market. Retail demand exceeds the limited supply of South Carolina paper, so the fund continues to enjoy good execution of trades given our strong relationships with the broker-dealer community.

                                   WHAT ARE YOUR KEY STRATEGIES FOR THE COMING
                                   YEAR?
                                   We take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be maintaining good call protection, which helps sustain the fund's dividend, regardless of the direction that interest rates take.

                                   We will continue to focus on sustaining a high level of tax-free income while maintaining the fund's favorable duration. We will look for opportunities to purchase housing bonds and essential service bonds with the assistance of Nuveen Research.

                                   While credit spreads are tight, we will
                                   continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with

                                                               November 30, 1997

                                   lower ratings. During the past year, the yield differentials between AAA and BBB bonds narrowed significantly. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

                                   WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL
                                   MARKET?
                                   Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

                                   The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

                                                               November 30, 1997

                                   Nuveen Flagship South Carolina
                                   Municipal Bond Fund
                                   Performance Overview
                                   As of November 30, 1997

                                   FUND HIGHLIGHTS

                                                   -------------------------------------------------------------------
                                                   SHARE CLASS                  A          B          C          R
                                                   Inception Date                7/93       2/97       2/97       2/97
                                                   ...................................................................

                                                   Net Asset Value (NAV)        $9.82      $9.80      $9.81      $9.82
                                                   ...................................................................

                                                   CUSIP                    67065P790  67065P782  67065P774  67065P766
                                                   -------------------------------------------------------------------
                                                   -------------------------------------------------------------------
                                                   Total Net Assets ($000)                                     $12,670
                                                   ...................................................................

                                                   Average Weighted Maturity (Years)                             20.33
                                                   ...................................................................

                                                   Average Weighted Duration (Years)                              8.66
                                                   -------------------------------------------------------------------

                                   ANNUALIZED TOTAL RETURN(1)

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS              A(NAV)  A(OFFER)    B      C      R
                                                   1-Year                    7.64%     3.13%  6.68%  7.00%   7.82%
                                                   ...............................................................

                                                   3-Year                   10.45%     8.90%  9.72%  9.98%  10.51%
                                                   ...............................................................

                                                   Since Inception           5.91%     4.89%  5.25%  5.48%   5.96%
                                                   ---------------------------------------------------------------

                                   TAX-FREE YIELDS

                                                   ---------------------------------------------------------------
                                                   SHARE CLASS               A(NAV)  A(OFFER)    B      C      R
                                                   Dist Rate                  5.07%     4.86%  4.35%  4.53%  5.32%
                                                   ...............................................................

                                                   SEC 30-Day Yld             4.73%     4.53%  3.98%  4.18%  4.93%
                                                   ...............................................................

                                                   Taxable Equiv Yld(2)       7.39%     7.08%  6.22%  6.53%  7.70%
                                                   ---------------------------------------------------------------

                                   1 Class A share returns are actual. Class B,
                                     C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

                                   2 Based on SEC Yield and a combined federal
                                     and state income tax rate of 36%.
                                     Represents the yield on a taxable
                                     investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                                               November 30, 1997
____________________
CREDIT QUALITY
[PIE CHART]

AAA              57%
AA               28%
A                12%
BBB/NR            3%
____________________



______________________________________
DIVERSIFICATION
[PIE CHART]

OTHER                               2%
HOUSING (SINGLE-FAMILY)             4%
FOREST/PAPER PRODUCTS               4%
TRANSPORTATION                      5%
HOUSING (MULTI-FAMILY)              5%
UTILITIES                           6%
EDUCATION/CIVIC ORGANIZATIONS      10%
WATER AND SEWER                    19%
TAX OBLIGATION (G.O)               17%
HEALTH CARE                        14%
TAX OBLIGATION (LIMITED)           14%
______________________________________



______________________________________
DIVIDEND HISTORY (A SHARES)
[BAR GRAPH]

                                                                    May 31, 1997

                                   Dear Shareholder

                                   It's a pleasure to report to you on the
                                   performance of the Nuveen Flagship South
                                   Carolina Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 8.28% for Class A shares if you chose to reinvest your tax-free income dividends.

                                   Over this 12-month period, the total return performance for the fund (with income reinvested) matched the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

                                   In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.37% for Class A shares. To match this yield, investors in the 36% combined federal and state income tax bracket would have had to earn at least 8.39% on taxable alternatives.

                                   These results were produced against a
                                   backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to increased volatility in both the equity and bond markets. During this time, bonds have often been the

                                                                    May 31, 1997

                                   bellwether for the direction of stocks.
                                   Whenever inflation talk is at its most
                                   rampant, the stock market has kept an eye on the bond market for its response before reacting.

                                   In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

                                   Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

                                   On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

                                   Sincerely,

                                   Timothy R. Schwertfeger
                                   Timothy R. Schwertfeger
                                   Chairman of the Board

                                   July 15, 1997

                                                                    May 31, 1997

                                   Answering Your Questions

TED NEILD, HEAD OF NUVEEN'S        WHAT ARE THE INVESTMENT OBJECTIVES OF THE
DAYTON-BASED PORTFOLIO             FUND?
MANAGEMENT TEAM, TALKS ABOUT       The fund aims to provide investors with a
THE MUNICIPAL BOND MARKET AND      high level of tax-free income while
OFFERS INSIGHTS INTO FACTORS       preserving capital by investing in a
THAT AFFECTED THE FUND             diversified portfolio of high-quality
PERFORMANCE OVER THE PAST          municipal bonds. To that end, we attempt to
YEAR.                              maximize the fund's after-tax total return by
                                   generating high tax-free income and
                                   minimizing the distribution of taxable
                                   capital gains when possible.

                                   WHAT IS YOUR STRATEGY FOR MEETING THESE
                                   OBJECTIVES?
                                   To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

                                   WHAT KEY ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?
                                   The U.S. economy continued to grow,
                                   exhibiting low unemployment, increased
                                   manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.

                                                                    May 31, 1997

                                   GIVEN THIS MARKET ENVIRONMENT,
                                   HOW DID THE FUND PERFORM?
                                   The South Carolina Municipal Bond Fund
                                   performed well over the past year, rewarding investors with a total return on net asset value for the year of 8.28% for Class A shares, including price changes and reinvested dividends. The fund was ranked third among 15 South Carolina municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.

                                   WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?
                                   We focused on taking advantage of the strong municipal bond market in South Carolina to improve the already-high credit quality of the fund. Strong demand for bonds in the state has allowed us to purchase quality bonds without affecting the income of the fund. In addition, we sold some insured lease bonds in favor of higher-quality bonds in sectors such as utilities, water and sewer facilities, and schools.

                                   WHAT IS THE CURRENT STATUS OF SOUTH
                                   CAROLINA'S
                                   MUNICIPAL MARKET?
                                   Though still reliant on the textile industry, South Carolina's economy has diversified into other areas such as trade, services and durable goods manufacturing. Steady economic gains are expected to continue as local companies' expansion plans contribute to future growth. Strong retail demand, in combination with the state's high-quality municipal issuers and this year's low issuance volume (under $1 billion through the first half of 1997), have kept South Carolina bonds aggressively priced.

                                   WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET
                                   AS A WHOLE?
                                   As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we

                                                                    May 31, 1997

                                   have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

                                   Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

                                   Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

                                                                    May 31, 1997

                                   South Carolina
                                   Overview
                                   As of May 31, 1997

                                   FUND HIGHLIGHTS

                                                   --------------------------------------------------------------------
                                                   SHARE CLASS                       A         B         C         R
                                                   Inception Date                    7/93      2/97      2/97      2/97
                                                   ....................................................................

                                                   Net Asset Value (NAV)            $9.53     $9.52     $9.52     $9.54
                                                   --------------------------------------------------------------------

                                                   --------------------------------------------------------------------
                                                   Total Net Assets ($000)                                      $10,235
                                                   ....................................................................

                                                   Average Weighted Maturity (years)                              18.98
                                                   ....................................................................

                                                   Average Weighted Duration (years)                               8.17
                                                   --------------------------------------------------------------------

                                   ANNUALIZED TOTAL RETURN(1)

                                                   --------------------------------------------------------------------
                                                   SHARE CLASS               A(NAV)  A(OFFER)    B        C        R
                                                   1-Year                     8.28%     3.73%  7.52%    7.73%    8.45%
                                                   ....................................................................

                                                   Since Inception            5.19%     4.04%  4.57%    4.78%    5.23%
                                                   --------------------------------------------------------------------

                                   TAX-FREE YIELDS

                                                   --------------------------------------------------------------------
                                                   SHARE CLASS               A(NAV)  A(OFFER)      B      C      R
                                                   Dist Rate                  5.25%     5.03%    4.51%  4.70%  5.45%
                                                   ....................................................................

                                                   SEC 30-Day Yld             5.37%     5.14%    4.62%  4.83%  5.57%
                                                   ....................................................................

                                                   Taxable Equiv Yld(2)       8.39%     8.03%    7.22%  7.55%  8.70%
                                                   --------------------------------------------------------------------

                                   1 Returns of the oldest share class of a fund
                                     are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns above do not reflect imposition of the CDSC. Giving effect to the CDSC shares applicable to Class B shares, the 1-year and life-of-fund total returns above would be 3.52% and 3.89%, respectively.

                                   2 Based on SEC yield and a combined federal
                                     and state income tax rate of 36%.
                                     Represents the yield on a taxable
                                     investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

[PIE CHARTS]


                               CREDIT QUALITY
                                AAA                 61%
                             BBB/NR                  7%
                                  A                 14%
                                 AA                 18%




                                DIVERSIFICATION

                      Hospitals                          7%
                      Water & Sewer                     22%
                      Housing Facilities                11%
                      Utility                            7%
                      Municipal Appropriations          12%
                      Pollution Control                  5%
                      General Obligations               17%
                      Other                              5%
                      Education/ Student Loans          14%

                                                                    May 31, 1997


* The Index Comparison shows change in value       [INDEX COMPARISON LINE GRAPH]
 of a $10,000 investment in the A Shares of
 the Nuveen fund compared with the Lehman          -LEHMAN BROTHERS MUNICIPAL BOND INDEX                       $12,542
 Brothers Municipal Bond Index. The Lehman         -NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND (NAV)   $12,183
 Municipal Bond Index is comprised of a broad      -NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND (OFFER) $11,672
 range of investment-grade municipal bonds         PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 and does not reflect any initial or ongoing       DIVIDEND HISTORY (A SHARES)
 expenses. The Nuveen fund return depicted in       [BAR GRAPH]
 the chart reflects the initial maximum sales
 charge applicable to A Shares (4.20%) and
 all ongoing fund expenses.

                                                                       EXHIBIT D

                              FINANCIAL HIGHLIGHTS

             ALL-AMERICAN FUND FINANCIAL HIGHLIGHTS -- (UNAUDITED)

Selected data for a common share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                 OPERATING PERFORMANCE
                                     -------------------------       LESS DISTRIBUTIONS
                                                  NET REALIZED   --------------------------
                                                      AND        DIVIDENDS
NUVEEN FLAGSHIP          NET ASSET                 UNREALIZED    FROM TAX-                       NET        TOTAL
ALL AMERICAN++             VALUE        NET       GAIN (LOSS)    EXEMPT NET   DISTRIBUTIONS     ASSET     RETURN ON
                         BEGINNING   INVESTMENT       FROM       INVESTMENT   FROM CAPITAL    VALUE END   NET ASSET
YEAR ENDING APRIL 30,    OF PERIOD   INCOME(B)    INVESTMENTS      INCOME         GAINS       OF PERIOD    VALUE(A)
--------------------------------------------------------------------------------------------------------------------
CLASS A (10/88)
 1998(g)                  $10.90        $.30         $ .47         $(.30)         $  --        $11.37        7.13%
 1997(e)                   10.67         .55           .29          (.55)          (.06)        10.90        8.02
 1996(f)                   10.79         .61          (.12)         (.61)            --         10.67        4.64
 1995(f)                   10.61         .63           .18          (.63)            --         10.79        8.01
 1994(f)                   11.07         .65          (.30)         (.65)          (.16)+++     10.61        2.99
 1993(f)                   10.40         .67           .76          (.67)          (.09)        11.07       14.25
 1992(f)                    9.95         .69           .45          (.69)            --         10.40       11.94
 1991(f)                    9.73         .72           .22          (.72)            --          9.95       10.10
 1990(f)                    9.81         .71          (.06)         (.72)          (.01)         9.73        6.92
 1989(c)                    9.58         .46           .23          (.46)            --          9.81       10.66+
Class B (2/97)
 1998(g)                   10.91         .26           .47          (.26)            --         11.38        6.72
 1997(d)                   10.98         .12          (.06)         (.13)            --         10.91         .54
Class C (6/93)
 1998(g)                   10.89         .27           .47          (.27)            --         11.36        6.85
 1997(e)                   10.66         .50           .29          (.50)          (.06)        10.89        7.48
 1996(f)                   10.78         .55          (.12)         (.55)            --         10.66        4.07
 1995(f)                   10.60         .57           .18          (.57)            --         10.78        7.42
 1994(c)                   11.09         .57          (.32)         (.57)          (.17)+++     10.60        2.16+
Class R (2/97)
 1998(g)                   10.91         .31           .47          (.31)            --         11.38        7.23
 1997(d)                   10.99         .15          (.07)         (.16)            --         10.91         .69

CLASS (INCEPTION DATE)                                     RATIOS/SUPPLEMENTAL DATA
                         --------------------------------------------------------------------------------------------
                                                      RATIO OF NET                         RATIO OF NET
                                        RATIO OF       INVESTMENT         RATIO OF          INVESTMENT
NUVEEN FLAGSHIP          NET ASSETS    EXPENSES TO      INCOME TO       EXPENSES TO         INCOME TO
ALL AMERICAN++             END OF      AVERAGE NET     AVERAGE NET      AVERAGE NET        AVERAGE NET      PORTFOLIO
                         PERIOD (IN   ASSETS BEFORE   ASSETS BEFORE     ASSETS AFTER       ASSETS AFTER     TURNOVER
YEAR ENDING APRIL 30,    THOUSANDS)   REIMBURSEMENT   REIMBURSEMENT   REIMBURSEMENT(B)   REIMBURSEMENT(B)     RATE
-----------------------  --------------------------------------------------------------------------------------------
CLASS A (10/88)
 1998(g)                  $223,200          .80%+          5.35%+             .80%+             5.35%+           12%
 1997(e)                   216,575          .98+           5.43+              .87+              5.54+            39
 1996(f)                   207,992         1.02            5.41               .83               5.60             79
 1995(f)                   185,495         1.06            5.72               .76               6.02             71
 1994(f)                   159,867         1.05            5.34               .62               5.77             81
 1993(f)                   170,831         1.05            5.84               .65               6.24             72
 1992(f)                   129,525         1.05            6.32               .56               6.81             86
 1991(f)                    79,557         1.10            6.65               .42               7.33             94
 1990(f)                    49,013         1.13            6.58               .42               7.29            132
 1989(c)                    25,644         1.38+           5.89+               --               7.27+            57
Class B (2/97)
 1998(g)                     3,090         1.55+           4.56+             1.55+              4.56+            12
 1997(d)                       711         1.55+           4.83+             1.55+              4.83+            39
Class C (6/93)
 1998(g)                    58,493         1.35+           4.80+             1.35+              4.80+            12
 1997(e)                    54,850         1.53+           4.88+             1.42+              4.99+            39
 1996(f)                    47,314         1.57            4.85              1.37               5.05             79
 1995(f)                    45,242         1.61            5.17              1.31               5.47             71
 1994(c)                    39,997         1.63+           4.62+             1.09+              5.16+            81
Class R (2/97)
 1998(g)                     3,688          .60+           5.53+              .60+              5.53+            12
 1997(d)                       183          .61+           5.95+              .61+              5.95+            39

---------------
  + Annualized.

 ++ Information included prior to the 11 months ending April 30, 1997, reflects the financial highlights of Flagship All-American.

+++ The amounts shown include a distribution in excess of capital gains of $.10 per share.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted through May 31.

(d) From commencement of class operations as noted through April 30.

(e) For the 11 months ending April 30.

(f) For the year ending May 31.

(g) For the six months ending October 31, 1997.

                 ALABAMA FUND FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a common share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                OPERATING PERFORMANCE         LESS DISTRIBUTIONS
                                    -------------------------   --------------------------
                                                 NET REALIZED
                                                     AND        DIVIDENDS                                 TOTAL
NUVEEN FLAGSHIP         NET ASSET                 UNREALIZED    FROM TAX-                                 RETURN
ALABAMA**                 VALUE        NET       GAIN (LOSS)    EXEMPT NET   DISTRIBUTIONS   NET ASSET    ON NET
                        BEGINNING   INVESTMENT       FROM       INVESTMENT   FROM CAPITAL    VALUE END    ASSET
YEAR ENDING MAY 31,     OF PERIOD   INCOME(B)    INVESTMENTS      INCOME         GAINS       OF PERIOD   VALUE(A)
-----------------------------------------------------------------------------------------------------------------
CLASS A (4/94)
 1998(d)                 $10.12        $.26         $ .33         $(.26)          $--         $10.45       5.92%
 1997                      9.77         .53           .35          (.53)           --          10.12       9.22
 1996                      9.94         .53          (.17)         (.53)           --           9.77       3.72
 1995                      9.66         .52           .28          (.52)           --           9.94       8.77
 1994(c)                   9.58         .03           .09          (.04)           --           9.66       9.34*
CLASS B (2/97)
 1998(d)                  10.14         .22           .33          (.23)           --          10.46       5.43
 1997(c)                  10.16         .11          (.02)         (.11)           --          10.14        .94
CLASS C (2/97)
 1998(d)                  10.14         .23           .34          (.24)           --          10.47       5.63
 1997(c)                  10.16         .12          (.02)         (.12)           --          10.14        .99
CLASS R (2/97)
 1998(d)                  10.13         .32           .34          (.28)           --          10.51       6.54
 1997(c)                  10.16         .16          (.05)         (.14)           --          10.13       1.08

CLASS (INCEPTION DATE)                                       RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------------------------------------------------
                                                         RATIO OF NET
                                           RATIO OF       INVESTMENT                           RATIO OF NET
NUVEEN FLAGSHIP                           EXPENSES TO      INCOME TO     RATIO OF EXPENSES      INVESTMENT
ALABAMA**               NET ASSETS END    AVERAGE NET     AVERAGE NET     TO AVERAGE NET     INCOME TO AVERAGE   PORTFOLIO
                          OF PERIOD      ASSETS BEFORE   ASSETS BEFORE     ASSETS AFTER      NET ASSETS AFTER    TURNOVER
YEAR ENDING MAY 31,     (IN THOUSANDS)   REIMBURSEMENT   REIMBURSEMENT   REIMBURSEMENT(B)    REIMBURSEMENT(B)      RATE
----------------------  --------------------------------------------------------------------------------------------------
CLASS A (4/94)
 1998(d)                    $5,060            2.20%*          3.23%*            .38%*             5.05%*              6%
 1997                        4,446            3.04            2.65              .40               5.29               72
 1996                        3,256            3.19            2.53              .48               5.24               42
 1995                        1,880            7.61           (1.98)             .16               5.47              120
 1994(c)                       357           34.92*         (32.50)*             --               2.42*              --
CLASS B (2/97)
 1998(d)                       709            2.95*           2.49*            1.13*              4.31*               6
 1997(c)                       591            2.79*           2.18*             .71*              4.26*              72
CLASS C (2/97)
 1998(d)                     1,429            2.75*           2.67*             .94*              4.48*               6
 1997(c)                       205            2.62*           2.35*             .40*              4.57*              72
CLASS R (2/97)
 1998(d)                        --             .60*           5.64*              --               6.24*               6
 1997(c)                        --             .91*           5.26*              --               6.17*              72

---------------
 *  Annualized.

** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Alabama.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted.

(d) For the six months ending November 30, 1997.

              SOUTH CAROLINA FUND FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                 OPERATING PERFORMANCE          LESS DISTRIBUTIONS
                                    ---------------------------   --------------------------
NUVEEN FLAGSHIP                                   NET REALIZED    DIVIDENDS                                  TOTAL
SOUTH CAROLINA**        NET ASSET                AND UNREALIZED   FROM TAX-                       NET       RETURN
                          VALUE        NET        GAIN (LOSS)     EXEMPT NET   DISTRIBUTIONS     ASSET      ON NET
YEAR ENDING             BEGINNING   INVESTMENT        FROM        INVESTMENT   FROM CAPITAL    VALUE END     ASSET
MAY 31,                 OF PERIOD   INCOME(B)     INVESTMENTS       INCOME         GAINS       OF PERIOD   VALUE(A)
--------------------------------------------------------------------------------------------------------------------
CLASS A (7/93)
 1998(d)..............   $ 9.53        $.24          $ .30          $(.25)         $  --        $ 9.82        5.70%
 1997.................     9.28         .51            .24           (.50)            --          9.53        8.28
 1996.................     9.45         .48           (.15)          (.50)            --          9.28        3.53
 1995.................     9.20         .50            .25           (.50)            --          9.45        8.54
 1994(c)..............     9.58         .42           (.38)          (.39)          (.03)         9.20         .15*
CLASS B (2/97)
 1998(d)..............     9.52         .21            .28           (.21)            --          9.80        5.22
 1997(c)..............     9.61         .13           (.11)          (.11)            --          9.52         .20
CLASS C (2/97)
 1998(d)..............     9.52         .22            .29           (.22)            --          9.81        5.43
 1997(c)..............     9.63         .13           (.13)          (.11)            --          9.52         .03
CLASS R (2/97)
 1998(d)..............     9.54         .25            .29           (.26)            --          9.82        5.72
 1997(c)..............     9.60         .14           (.07)          (.13)            --          9.54         .75

CLASS (INCEPTION DATE)                                    RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------------------------------------------------
NUVEEN FLAGSHIP                        RATIO OF        RATIO OF NET                            RATIO OF NET
SOUTH CAROLINA**        NET ASSETS    EXPENSES TO    INVESTMENT INCOME   RATIO OF EXPENSES      INVESTMENT
                          END OF      AVERAGE NET     TO AVERAGE NET      TO AVERAGE NET     INCOME TO AVERAGE   PORTFOLIO
YEAR ENDING             PERIOD (IN   ASSETS BEFORE     ASSETS BEFORE       ASSETS AFTER      NET ASSETS AFTER    TURNOVER
MAY 31,                 THOUSANDS)   REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT(B)    REIMBURSEMENT(B)      RATE
----------------------  --------------------------------------------------------------------------------------------------
CLASS A (7/93)
 1998(d)..............   $11,473         1.34%*            4.27%*               .59%*              5.02%*           34%
 1997.................     9,629         1.55              4.22                 .41                5.36             68
 1996.................    10,534         1.53              4.16                 .71                4.98             76
 1995.................     9,013         1.86              4.08                 .40                5.54             87
 1994(c)..............     6,284         2.12*             3.10*                .40*               4.82*            88
CLASS B (2/97)
 1998(d)..............       455         2.09*             3.53*               1.34*               4.28*            34
 1997(c)..............       160         2.12*             3.84*               1.09*               4.87*            68
CLASS C (2/97)
 1998(d)..............       694         1.89*             3.73*               1.14*               4.48*            34
 1997(c)..............       420         1.91*             3.85*                .90*               4.86*            68
CLASS R (2/97)
 1998(d)..............        47         1.14*             4.46*                .39*               5.21*            34
 1997(c)..............        25         1.17*             4.70*                .14*               5.73*            68

---------------

 *  Annualized.

** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship South Carolina.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted.

(d) For the six months ending November 30, 1997.

                                                                         ALSC798

NUVEEN MUNICIPAL BOND FUNDS

AUGUST 27, 1997
PROSPECTUS
DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.

[PHOTO]

NATIONAL

INVESTING IN NUVEEN MUTUAL FUNDS

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value-investing -- purchasing securities of strong companies and communities at an attractive price -- is the cornerstone of Nuveen's investment philosophy. A long-term strategy that offers the potential for above average returns over time with moderated risk, successful value-investing begins with in-depth research and a discerning eye for value. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

NUVEEN MUNICIPAL BOND FUND
NUVEEN INSURED MUNICIPAL BOND FUND
NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND
NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND
NUVEEN FLAGSHIP LIMITED TERM MUNICIPAL BOND FUND

AUGUST 27, 1997
PROSPECTUS
OVERVIEW

The funds listed above are diversified funds and part of the Nuveen Flagship Municipal Trust, an open-end investment company. Each fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this prospectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

                                                 PAGE
                                                 ----
OVERVIEW........................................   1
FUND SUMMARIES AND FINANCIAL HIGHLIGHTS.........   3
FUND STRATEGIES
  Investment Objective..........................  15
  How the Funds Select Investments..............  16
  Risk Reduction Strategies.....................  17
INVESTING IN THE FUNDS
  How to Buy Fund Shares........................  18
  How to Select a Purchase Option...............  18
  How to Sell Fund Shares.......................  21
  Exchanging Shares.............................  22

                                                 PAGE
                                                 ----
  Optional Features and Services................  22
DIVIDENDS AND TAXES
  How the Funds Pay Dividends...................  23
  Taxes and Tax Reporting.......................  24
  Taxable Equivalent Yields.....................  25
GENERAL INFORMATION
  How to Contact Nuveen.........................  25
  Fund Service Providers........................  25
  How the Funds Report Performance..............  27
  How Fund Shares are Priced....................  27
  Organization..................................  27

NUVEEN MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 4/30/97

INCEPTION: November 29, 1976
NET ASSETS: $2.9 billion

                           TOTAL RETURN (ANNUALIZED)

----------------------------------------------------------------------------------------------------------------
                                                          CLASS A       CLASS A
                                                       (OFFER PRICE)     (NAV)     CLASS B    CLASS C    CLASS R
----------------------------------------------------------------------------------------------------------------
1 Year                                                         2.38%      6.87%      6.36%      6.16%      7.25%
5 Years                                                        5.35%      6.26%      5.57%      5.49%      6.55%
10 Years                                                       7.07%      7.53%      6.93%      6.74%      7.81%
Inception                                                      6.71%      6.94%      6.65%      6.15%      7.21%
----------------------------------------------------------------------------------------------------------------

Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception, and Class R performance for periods prior to class inception (see "Financial Highlights" for dates), adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                            [BAR CHART APPEARS HERE]

----------------------------------------------
Average Maturity                          20.6
Average Modified Duration                  7.9
----------------------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

----------------------------------------------
BBB                                       (8)%
A                                        (18)%
AA                                       (36)%
AAA                                      (37)%
BB/NR                                     (1)%
----------------------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 5)

                            [PIE CHART APPEARS HERE]

----------------------------------------------
Electric Utilities                        20)%
Health Care Facilities                   (17)%
Housing Facilities                       (16)%
Escrowed Bonds                           (13)%
Water/Sewer Facilities                    (9)%
Other                                    (25)%
----------------------------------------------

                       EXPENSE INFORMATION AS OF 4/30/97

                        SHAREHOLDER TRANSACTION EXPENSES
                      (MAXIMUM, AS    % OF OFFERING PRICE)

------------------------------------------------------------------------------------------------------------
                                                              CLASS A      CLASS B      CLASS C      CLASS R
------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                      4.20%(1)      --           --              --
Sales Charge on Reinvested Dividends                              --         --           --              --
Contingent Deferred Sales Charge (CDSC) on Redemptions            --(1)      5%(2)        1%(3)           --
------------------------------------------------------------------------------------------------------------

                    OVERVIEW OF FUND OPERATING EXPENSES (4)
                    (ANNUAL, AS    % OF AVERAGE NET ASSETS)

--------------------------------------------------------------------------------------------------------
                                                                CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------------------------------
Management Fees                                                   0.45%      0.45%      0.45%      0.45%
12b-1 Fees                                                        0.20%      0.95%      0.75%         --
Other Expenses                                                    0.12%      0.12%      0.12%      0.12%
Total (Gross)                                                     0.77%      1.52%      1.32%      0.57%
Waivers/Reimbursements                                               --         --         --         --
Total (Net)                                                       0.77%      1.52%      1.32%      0.57%
--------------------------------------------------------------------------------------------------------

                      SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

--------------------------------------------------------------------------------------------------------
                       HOLDING PERIOD                           CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------------------------------
1 Year                                                             $ 50       $ 55       $ 13        $ 6
3 Years                                                            $ 66       $ 80       $ 42        $18
5 Years                                                            $ 83       $ 94       $ 72        $32
10 Years                                                           $133       $161       $159        $71
--------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

-------------------------------------------------------------------------------------------------------------
CLASS (INCEPTION DATE)               OPERATING PERFORMANCE         LESS DISTRIBUTIONS
                                   -------------------------   --------------------------

                                                  NET
                       NET                   REALIZED AND    DIVIDENDS                    NET      TOTAL
MUNICIPAL BOND        ASSET                   UNREALIZED     FROM TAX                    ASSET     RETURN
                      VALUE        NET       GAIN (LOSS)    EXEMPT NET   DISTRIBUTIONS   VALUE     ON NET
  YEAR ENDING       BEGINNING   INVESTMENT       FROM       INVESTMENT   FROM CAPITAL    END OF    ASSET
   APRIL 30,        OF PERIOD   INCOME(B)    INVESTMENTS      INCOME         GAINS       PERIOD   VALUE(A)
-------------------------------------------------------------------------------------------------------------
CLASS A (6/95)
  1997(g)                $9.24        $.08         $(.10)        $(.08)         $  --       $9.14       (.23)%
  1997(f)                 9.28         .48            --          (.47)          (.05)       9.24       5.26%
  1996(c)                 9.15         .34           .14          (.32)          (.03)       9.28       5.33%
CLASS B (2/97)
  1997(g)                 9.24         .09          (.11)         (.07)            --        9.15       (.25)%
  1997(c)                 9.23         .03           .01          (.03)            --        9.24        .47%
CLASS C (6/95)
  1997(g)                 9.23         .07          (.09)         (.07)            --        9.14       (.21)%
  1997(f)                 9.26         .42            --          (.40)          (.05)       9.23       4.64%
  1996(c)                 9.15         .29           .13          (.28)          (.03)       9.26       4.59%
CLASS R (11/76)
  1997(g)                 9.24         .08          (.09)         (.08)            --        9.15       (.09)%
  1997(f)                 9.28         .49           .01          (.49)          (.05)       9.24       5.53%
  1996(f)                 9.00         .51           .31          (.51)          (.03)       9.28       9.31%
  1995(f)                 9.28         .52          (.21)         (.51)          (.08)       9.00       3.60%
  1994(f)                 9.45         .52          (.07)         (.52)          (.10)       9.28       4.79%
  1993(f)                 9.08         .56           .41          (.54)          (.06)       9.45      11.04%
  1992(d)                 9.04         .24           .08          (.24)          (.04)       9.08       3.56%
  1991(e)                 8.65         .58           .44          (.59)          (.04)       9.04      12.15%
  1990(e)                 8.73         .60          (.08)         (.60)            --        8.65       6.04%
  1989(e)                 8.52         .60           .24          (.60)          (.03)       8.73      10.07%
  1988(e)                 8.02         .60           .54          (.60)          (.04)       8.52      14.50%
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
CLASS (INCEPTION                   RATIOS/SUPPLEMENTAL DATA
                       ------------------------------------------------
                                                      RATIO
                                                     OF NET
                                      RATIO OF   INVESTMENT
                                      EXPENSES    INCOME TO
                                    TO AVERAGE      AVERAGE
   MUNICIPAL BOND      NET ASSETS   NET ASSETS   NET ASSETS
                         END OF          AFTER        AFTER   PORTFOLIO
     YEAR ENDING       PERIOD (IN   REIMBURSE-   REIMBURSE-   TURNOVER
      APRIL 30,        MILLIONS)       MENT(B)      MENT(B)     RATE
-----------------------------------------------------------------------
CLASS A (6/95)
  1997(g)               $   70.3       .77%+       5.13%+         2%
  1997(f)                   68.2       .81%+       5.11%+        12%
  1996(c)                   37.1       .83%+       5.14%+        17%
CLASS B (2/97)
  1997(g)                     .5      1.53%+       4.39%+         2%
  1997(c)                     --      1.51%+       5.23%+        12%
CLASS C (6/95)
  1997(g)                    5.4      1.32%+       4.58%+         2%
  1997(f)                    5.0      1.54%        4.37%         12%
  1996(c)                    1.9      1.58%+       4.39%+        17%
CLASS R (11/76)
  1997(g)                2,774.6       .57%+       5.33%+         2%
  1997(f)                2,818.2       .57%        5.35%         12%
  1996(f)                2,878.6       .59%        5.53%         17%
  1995(f)                2,741.2       .59%        5.79%         17%
  1994(f)                2,700.0       .62%        5.49%         15%
  1993(f)                2,371.7       .61%        5.95%         14%
  1992(d)                1,835.7       .62%+       6.24%+         6%
  1991(e)                1,661.4       .60%        6.48%         10%
  1990(e)                1,323.6       .62%        6.78%          8%
  1989(e)                1,119.8       .64%        6.85%         12%
  1988(e)                  945.4       .65%        7.11%          8%
-----------------------------------------------------------------------

 +  Annualized.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(c) From commencement of class operations as noted through February 28/29.

(d) For the five months ending February 29.

(e) For the year ending September 30.

(f) For the year ending February 28/29.

(g) For the two months ending April 30.

Notes:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares prior to the end of each stated period, your expenses might be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $15 for the one year period, $48 for the three year period, $83 for the five year period, and $161 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN INSURED MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 4/30/97

INCEPTION: December 22, 1986
NET ASSETS: $790 million

                           TOTAL RETURN (ANNUALIZED)

----------------------------------------------------------------------------------------------------------------
                                                          CLASS A       CLASS A
                                                       (OFFER PRICE)     (NAV)     CLASS B    CLASS C    CLASS R
----------------------------------------------------------------------------------------------------------------
1 Year                                                         1.66%      6.11%      5.57%      5.49%      6.46%
5 Years                                                        6.02%      6.94%      6.15%      6.04%      7.14%
10 Years                                                       7.62%      8.09%      7.45%      7.23%      8.32%
Inception                                                      6.96%      7.41%      6.82%      6.55%      7.65%
----------------------------------------------------------------------------------------------------------------

Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                            [BAR CHART APPEARS HERE]

----------------------------------------------
Average Maturity                          22.1
Average Modified Duration                  7.8
----------------------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

----------------------------------------------
Escrowed                                 (20)%
Insured                                  (80)%
----------------------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 5)

                            [PIE CHART APPEARS HERE]

----------------------------------------------
Health Care Facilities                   (18)%
General Obligation Bonds                 (19)%
Escrowed Bonds                           (20)%
Lease Rental Facilities                   (9)%
Water/Sewer Facilities                    (7)%
Other                                    (27)%
----------------------------------------------

                       EXPENSE INFORMATION AS OF 4/30/97

                        SHAREHOLDER TRANSACTION EXPENSES
                      (MAXIMUM, AS    % OF OFFERING PRICE)

------------------------------------------------------------------------------------------------------------
                                                              CLASS A      CLASS B      CLASS C      CLASS R
------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                      4.20%(1)      --           --              --
Sales Charge on Reinvested Dividends                              --         --           --              --
Contingent Deferred Sales Charge (CDSC) on Redemptions            --(1)      5%(2)        1%(3)           --
------------------------------------------------------------------------------------------------------------

                    OVERVIEW OF FUND OPERATING EXPENSES (4)
                    (ANNUAL, AS    % OF AVERAGE NET ASSETS)

--------------------------------------------------------------------------------------------------------
                                                                CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------------------------------
Management Fees                                                   0.48%      0.48%      0.48%      0.48%
12b-1 Fees                                                        0.20%      0.95%      0.75%         --
Other Expenses                                                    0.16%      0.16%      0.16%      0.16%
Total (Gross)                                                     0.84%      1.59%      1.39%      0.64%
Waivers/Reimbursements                                               --         --         --         --
Total (Net)                                                       0.84%      1.59%      1.39%      0.64%
--------------------------------------------------------------------------------------------------------

                      SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

--------------------------------------------------------------------------------------------------------
                       HOLDING PERIOD                           CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------------------------------
1 Year                                                             $ 50       $ 56       $ 14        $ 7
3 Years                                                            $ 68       $ 82       $ 44        $20
5 Years                                                            $ 87       $ 98       $ 76        $36
10 Years                                                           $141       $169       $167        $80
--------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Arthur Andersen LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

-------------------------------------------------------------------------------------------------------------
CLASS (INCEPTION DATE)               OPERATING PERFORMANCE         LESS DISTRIBUTIONS
                                   -------------------------   --------------------------

                                                         NET
                             NET                REALIZED AND    DIVIDENDS                      NET      TOTAL
INSURED MUNICIPAL          ASSET                  UNREALIZED    FROM TAX-                    ASSET     RETURN
BOND                       VALUE          NET    GAIN (LOSS)   EXEMPT NET   DISTRIBUTIONS    VALUE     ON NET
YEAR ENDING            BEGINNING   INVESTMENT           FROM   INVESTMENT    FROM CAPITAL   END OF      ASSET
APRIL 30,              OF PERIOD    INCOME(B)    INVESTMENTS       INCOME           GAINS   PERIOD   VALUE(S)
-------------------------------------------------------------------------------------------------------------
CLASS A (9/94)
  1997(e)               $10.82        $.09         $(.16)        $(.09)         $  --       $10.66      (.63)%
  1997(d)                10.97         .56          (.13)         (.54)          (.04)       10.82      4.04%
  1996(d)                10.40         .54           .57          (.54)            --        10.97     10.90%
  1995(c)                10.31         .26           .12          (.27)          (.02)       10.40      3.84%
CLASS B (2/97)
  1997(e)                10.82         .09          (.16)         (.08)            --        10.67      (.65)%
  1997(c)                10.80         .04           .02          (.04)            --        10.82       .55%
CLASS C (9/94)
  1997(e)                10.72         .08          (.16)         (.08)            --        10.56      (.73)%
  1997(d)                10.85         .46          (.09)         (.46)          (.04)       10.72      3.48%
  1996(d)                10.31         .46           .54          (.46)            --        10.85      9.88%
  1995(c)                10.29         .23           .08          (.27)          (.02)       10.31      3.09%
CLASS R (12/86)
  1997(e)                10.78         .09          (.15)         (.10)            --        10.62      (.60)%
  1997(d)                10.92         .57          (.11)         (.56)          (.04)       10.78      4.38%
  1996(d)                10.38         .57           .54          (.57)            --        10.92     10.94%
  1995(d)                10.81         .57          (.40)         (.58)          (.02)       10.38      1.85%
  1994(d)                10.85         .57           .02          (.57)          (.06)       10.81      5.47%
  1993(d)                10.03         .59           .88          (.59)          (.06)       10.85     15.24%
  1992(d)                 9.69         .61           .43          (.62)          (.08)       10.03     11.03%
  1991(d)                 9.52         .62           .19          (.61)          (.03)        9.69      8.94%
  1990(d)                 9.35         .63           .26          (.63)          (.09)        9.52      9.73%
  1989(d)                 9.30         .63           .05          (.63)            --         9.35      7.63%
  1988(d)                 9.79         .64          (.49)         (.64)            --         9.30      2.00%
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA
CLASS (INCEPTION DATE) ------------------------------------------------
                                                   RATIO OF
                                                        NET
                                      RATIO OF   INVESTMENT
                                      EXPENSES    INCOME TO
                                    TO AVERAGE      AVERAGE
INSURED MUNICIPAL      NET ASSETS   NET ASSETS   NET ASSETS
BOND                       END OF        AFTER        AFTER   PORTFOLIO
YEAR ENDING            PERIOD (IN   REIMBURSE-   REIMBURSE-    TURNOVER
APRIL 30,              THOUSANDS)      MENT(B)      MENT(B)        RATE
-----------------------------------------------------------------------
CLASS A (9/94)
  1997(e)                $ 69.3        .84%+       5.12%+        12%
  1997(d)                  68.3        .87%        5.07%         35%
  1996(d)                  46.9        .91%        5.01%         27%
  1995(c)                  14.1       1.00%+       5.55%+        25%
CLASS B (2/97)
  1997(e)                    .5       1.59%+       4.36%+        12%
  1997(c)                    .2       1.58%+       4.84%+        35%
CLASS C (9/94)
  1997(e)                   5.6       1.39%+       4.57%+        12%
  1997(d)                   5.4       1.61%        4.33%         35%
  1996(d)                   5.2       1.63%        4.34%         27%
  1995(c)                   4.0       1.75%+       4.83%+        25%
CLASS R (12/86)
  1997(e)                 714.6        .64%+       5.31%+        12%
  1997(d)                 732.6        .63%        5.31%         35%
  1996(d)                 761.9        .63%        5.33%         27%
  1995(d)                 736.7        .64%        5.67%         25%
  1994(d)                 745.9        .65%        5.21%         11%
  1993(d)                 567.2        .72%        5.68%         20%
  1992(d)                 306.9        .73%        6.12%         45%
  1991(d)                 178.9        .80%        6.45%         53%
  1990(d)                 111.8        .83%        6.49%         78%
  1989(d)                  66.0        .87%        6.83%        106%
  1988(d)                  41.3        .60%        6.93%         88%
-----------------------------------------------------------------------

+ Annualized.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(c) From commencement of class operations as noted through February 28.

(d) For the year ending February 28/29.

(e) For the two months ending April 30.

Notes:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund reduced the service fee on Class A and C shares from 0.25% to 0.20% and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares prior to the end of each stated period, your expenses might be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $16 for the one year period, $50 for the three year period, $87 for the five year period, and $169 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 4/30/97

INCEPTION: October 3, 1988
NET ASSETS: $272.3 million

                           TOTAL RETURN (ANNUALIZED)

----------------------------------------------------------------------------------------------------------------
                                                          CLASS A       CLASS A
                                                       (OFFER PRICE)     (NAV)     CLASS B    CLASS C    CLASS R
----------------------------------------------------------------------------------------------------------------
1 year                                                         3.68%      8.23%      7.68%      7.64%      8.38%
5 years                                                        6.96%      7.88%      7.30%      7.28%      7.91%
Inception                                                      8.05%      8.59%      8.04%      7.99%      8.61%
----------------------------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges and (in the case of Classes B and C) fees between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                            [BAR CHART APPEARS HERE]

----------------------------------------------
Average Maturity                          22.6
Average Modified Duration                  8.2
----------------------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

---------------------------------------------
BBB/NR                                    57%
A                                         23%
AA                                         5%
AAA                                       15%
---------------------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 5)

                            [PIE CHART APPEARS HERE]

---------------------------------------------
Other                                     28%
Pollution Control                         23%
Lease Rental                              11%
Housing Facilities                         7%
Educational Facilities                     8%
Health Care Facilities                    23%
---------------------------------------------

                       EXPENSE INFORMATION AS OF 4/30/97

                        SHAREHOLDER TRANSACTION EXPENSES
                      (MAXIMUM, AS   % OF OFFERING PRICE)

------------------------------------------------------------------------------------------------------------
                                                              CLASS A      CLASS B      CLASS C      CLASS R
------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                      4.20%(1)      --           --              --
Sales Charge on Reinvested Dividends                              --         --           --              --
Contingent Deferred Sales Charge (CDSC) on Redemptions            --(1)      5%(2)        1%(3)           --
------------------------------------------------------------------------------------------------------------

                    OVERVIEW OF FUND OPERATING EXPENSES (4)
                    (ANNUAL, AS    % OF AVERAGE NET ASSETS)

--------------------------------------------------------------------------------------------------------
                                                                CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------------------------------
Management Fees                                                   0.49%      0.49%      0.49%      0.49%
12b-1 Fees                                                        0.20%      0.95%      0.75%         --
Other                                                             0.12%      0.12%      0.12%      0.12%
Total (Gross)                                                     0.81%      1.56%      1.36%      0.61%
Waivers/Reimbursements                                               --         --         --         --
Total (Net)                                                       0.81%      1.56%      1.36%      0.61%
--------------------------------------------------------------------------------------------------------

                      SUMMARY OF SHAREHOLDER EXPENSES (5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

--------------------------------------------------------------------------------------------------------
                       HOLDING PERIOD                           CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------------------------------
1 Year                                                             $ 50       $ 55       $ 14        $ 6
3 Years                                                            $ 67       $ 81       $ 43        $20
5 Years                                                            $ 85       $ 96       $ 74        $34
10 Years                                                           $138       $165       $164        $76
--------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

-------------------------------------------------------------------------------------------------------------
                                     OPERATING PERFORMANCE         LESS DISTRIBUTIONS
CLASS (INCEPTION DATE)             -------------------------   --------------------------

                                                         NET    DIVIDENDS
                             NET                REALIZED AND    FROM TAX-                      NET      TOTAL
ALL-AMERICAN++             ASSET                  UNREALIZED                                 ASSET     RETURN
                           VALUE          NET    GAIN (LOSS)   EXEMPT NET   DISTRIBUTIONS    VALUE     ON NET
YEAR ENDING            BEGINNING   INVESTMENT           FROM   INVESTMENT    FROM CAPITAL   END OF      ASSET
APRIL 30,              OF PERIOD    INCOME(b)    INVESTMENTS       INCOME           GAINS   PERIOD   VALUE(a)

-------------------------------------------------------------------------------------------------------------
CLASS A (10/88)
  1997(e)               $10.67        $.55         $ .29         $(.55)         $(.06)      $10.90     8.02%
  1996(f)                10.79         .61          (.12)         (.61)            --        10.67     4.64%
  1995(f)                10.61         .63           .18          (.63)            --        10.79     8.01%
  1994(f)                11.07         .65          (.30)         (.65)          (.16)+++    10.61     2.99%
  1993(f)                10.40         .67           .76          (.67)          (.09)       11.07    14.25%
  1992(f)                 9.95         .69           .45          (.69)            --        10.40    11.94%
  1991(f)                 9.73         .72           .22          (.72)            --         9.95    10.10%
  1990(f)                 9.81         .71          (.06)         (.72)          (.01)        9.73     6.92%
  1989(c)                 9.58         .46           .23          (.46)            --         9.81    10.66%+
CLASS B (2/97)
  1997(d)                10.98         .12          (.06)         (.13)            --        10.91      .54%
CLASS C (6/93)
  1997(e)                10.66         .50           .29          (.50)          (.06)       10.89     7.48%
  1996(f)                10.78         .55          (.12)         (.55)            --        10.66     4.07%
  1995(f)                10.60         .57           .18          (.57)            --        10.78     7.42%
  1994(f)                11.09         .57          (.32)         (.57)          (.17)+++    10.60     2.16%+
CLASS R (2/97)
  1997(d)                10.99         .15          (.07)         (.16)            --        10.91      .69%
-------------------------------------------------------------------------------------------------------------

---------------------  ------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA
CLASS (INCEPTION DATE  ------------------------------------------------
                                                   RATIO OF
                                                        NET
                                      RATIO OF   INVESTMENT
                                      EXPENSES    INCOME TO
                                    TO AVERAGE      AVERAGE
ALL-AMERICAN++         NET ASSETS   NET ASSETS   NET ASSETS
                           END OF        AFTER        AFTER   PORTFOLIO
YEAR ENDING            PERIOD (IN                              TURNOVER
APRIL 30,              THOUSANDS)   REIMBURSE-   REIMBURSE-        RATE
                                       MENT(b)      MENT(b)
---------------------
CLASS A (10/88)
  1997(e)                $216.6        .87%+       5.54%+        39%
  1996(f)                 208.0        .83%        5.60%         79%
  1995(f)                 185.5        .76%        6.02%         71%
  1994(f)                 159.9        .62%        5.77%         81%
  1993(f)                 170.8        .65%        6.24%         72%
  1992(f)                 129.5        .56%        6.81%         86%
  1991(f)                  79.6        .42%        7.33%         94%
  1990(f)                  49.0        .42%        7.29%        132%
  1989(c)                  25.6         --%        7.27%+        57%
CLASS B (2/97)
  1997(d)                    .7       1.55%+       4.83%+        39%
CLASS C (6/93)
  1997(e)                  54.9       1.42%+       4.99%+        39%
  1996(f)                  47.3       1.37%        5.05%         79%
  1995(f)                  45.2       1.31%        5.47%         71%
  1994(f)                  40.0       1.09%+       5.16%+        81%
CLASS R (2/97)
  1997(d)                    .2        .61%+       5.95%+        39%
---------------------

 + Annualized.

 ++ Information included prior to the period ending April 30, 1997, reflects the financial highlights of Flagship All-American.

+++ The amounts shown include a distribution in excess of capital gains of $.10 per share.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted through May 31.

(d) From commencement of class operations as noted through April 30.

(e) For the 11 months ending April 30.

(f) For the year ending May 31.

Notes:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997 the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each stated period, your expenses might be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $16 for the one year period, $49 for the three year period, $85 for the five year period, and $165 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 4/30/97

INCEPTION: September 15, 1992
NET ASSETS: $43.9 million

                           TOTAL RETURN (ANNUALIZED)

-------------------------------------------------------------------------------------------------------------
                                                                  CLASS A       CLASS A
                                                               (OFFER PRICE)     (NAV)     CLASS C    CLASS R
-------------------------------------------------------------------------------------------------------------
1 year                                                                 3.48%      6.68%      5.99%      6.53%
Inception                                                              6.18%      6.88%      6.29%      6.85%
-------------------------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Class C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges and (in the case of Class C) fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

----------------------------------------------
Average Maturity                           9.1
Average Modified Duration                  7.2
----------------------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

---------------------------------------------
BBB/NR                                    37%
A                                         13%
AA                                        10%
AAA                                       40%
---------------------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 5)

                            [PIE CHART APPEARS HERE]

---------------------------------------------
Health Care Facilities                    23%
Transportation                            17%
General Obligation                        12%
Other                                     30%
Pollution Control                          7%
Lease Rental                              11%
---------------------------------------------

                       EXPENSE INFORMATION AS OF 4/30/97

                        SHAREHOLDER TRANSACTION EXPENSES
                      (MAXIMUM, AS    % OF OFFERING PRICE)

-------------------------------------------------------------------------------------------------
                                                                CLASS A      CLASS C      CLASS R
-------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                        3.00%(1)      --              --
Sales Charge on Reinvested Dividends                                --         --              --
Contingent Deferred Sales Charge (CDSC) on Redemptions              --(1)      1%(2)           --
-------------------------------------------------------------------------------------------------

                    OVERVIEW OF FUND OPERATING EXPENSES (3)
                    (ANNUAL, AS    % OF AVERAGE NET ASSETS)

---------------------------------------------------------------------------------------------
                                                                CLASS A    CLASS C    CLASS R
---------------------------------------------------------------------------------------------
Management Fees                                                  0.50 %     0.50 %     0.50 %
12b-1 Fees                                                       0.20 %     0.75 %         --
Other                                                            0.34 %     0.34 %     0.34 %
Total (Gross)                                                    1.04 %     1.59 %     0.84 %
Waivers/Reimbursements                                          (0.25)%    (0.25)%    (0.25)%
Total (Net)                                                      0.79 %     1.34 %     0.59 %
---------------------------------------------------------------------------------------------

                      SUMMARY OF SHAREHOLDER EXPENSES (4)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

---------------------------------------------------------------------------------------------
                       HOLDING PERIOD                           CLASS A    CLASS C    CLASS R
---------------------------------------------------------------------------------------------
1 Year                                                             $ 38       $ 14        $ 6
3 Years                                                            $ 54       $ 42        $19
5 Years                                                            $ 73       $ 73        $33
10 Years                                                           $125       $161        $74
---------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

-------------------------------------------------------------------------------------------------------------
CLASS (INCEPTION DATE)               OPERATING PERFORMANCE         LESS DISTRIBUTIONS
                                   -------------------------   --------------------------
                                                         NET
                             NET                REALIZED AND    DIVIDENDS                      NET      TOTAL
INTERMEDIATE++             ASSET                  UNREALIZED    FROM TAX-                    ASSET     RETURN
                           VALUE          NET    GAIN (LOSS)       EXEMPT   DISTRIBUTIONS    VALUE     ON NET
YEAR ENDING            BEGINNING   INVESTMENT           FROM   INVESTMENT    FROM CAPITAL   END OF      ASSET
APRIL 30,              OF PERIOD    INCOME(B)    INVESTMENTS       INCOME           GAINS   PERIOD   VALUE(A)
-------------------------------------------------------------------------------------------------------------
CLASS A (9/92)
  1997(e)               $10.27        $.47         $ .20         $(.47)         $  --       $10.47      6.64%
  1996(f)                10.29         .51          (.02)         (.51)            --        10.27      4.84%
  1995(f)                10.16         .51           .13          (.51)            --        10.29      6.63%
  1994(f)                10.35         .52          (.13)         (.52)          (.06)+++    10.16      3.72%
  1993(c)                 9.70         .36           .64          (.35)            --        10.35     14.06%+
CLASS C (12/95)
  1997(e)                10.28         .44           .17          (.42)            --        10.47      6.00%
  1996(c)                10.57         .23          (.30)         (.22)            --        10.28     (1.78)%+
CLASS R (2/97)
  1997(d)                10.60         .13          (.15)         (.13)            --        10.45      (.15)%
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
CLASS (INCEPTION DATE)             RATIOS/SUPPLEMENTAL DATA
                       ------------------------------------------------
                                                   RATIO OF
                                                        NET
                                      RATIO OF   INVESTMENT
                                      EXPENSES    INCOME TO
                                    TO AVERAGE      AVERAGE
                       NET ASSETS   NET ASSETS   NET ASSETS
INTERMEDIATE++             END OF        AFTER        AFTER   PORTFOLIO
YEAR ENDING            PERIOD (IN   REIMBURSE-   REIMBURSE-    TURNOVER
APRIL 30,              THOUSANDS)      MENT(B)      MENT(B)        RATE
-----------------------------------------------------------------------
CLASS A (9/92)
  1997(e)                $40.9         .68%+       4.96%+        26%
  1996(f)                 46.7         .62%        4.86%         81%
  1995(f)                 42.1         .54%        5.15%        102%
  1994(f)                 35.9         .40%        4.93%         69%
  1993(c)                 19.0         .39%+       4.98%+       102%
CLASS C (12/95)
  1997(e)                  2.5        1.23%+       4.38%+        26%
  1996(c)                  1.2        1.13%+       4.28%+        81%
CLASS R (2/97)
  1997(d)                   .5         .40%+       5.40%+        26%
-----------------------------------------------------------------------

 + Annualized.

 ++ Information included prior to the period ending April 30, 1997, reflects the financial highlights of Flagship Intermediate.

+++ The amounts shown include a distribution in excess of capital gains of $.10 per share.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted through May 31.

(d) From commencement of class operations as noted through April 30.

(e) For the 11 months ending April 30.

(f) For the year ending May 31.

Notes:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) Imposed only on redemptions within 12 months of purchase.

(3) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(4) The expenses shown assume that you redeem your shares at the end of each holding period. If instead you redeemed your shares immediately prior to the end of each stated period, your expenses might be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN FLAGSHIP LIMITED TERM MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 4/30/97

INCEPTION: October 19, 1987
NET ASSETS: $449 million

                           TOTAL RETURN (ANNUALIZED)

-------------------------------------------------------------------------------------------------------------
                                                                  CLASS A       CLASS A
                                                               (OFFER PRICE)     (NAV)     CLASS C    CLASS R
-------------------------------------------------------------------------------------------------------------
1 year                                                                 2.18%      4.80%      4.49%      4.66%
5 years                                                                5.14%      5.68%      5.34%      5.65%
Inception                                                              6.33%      6.61%      6.29%      6.60%
-------------------------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Class C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges and (in the case of Class C) fees between the classes. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                            [BAR CHART APPEARS HERE]

----------------------------------------------
Average Maturity                           5.5
Average Modified Duration                  4.7
----------------------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

---------------------------------------------
BBB/NR                                    39%
A                                         17%
AA                                         5%
AAA                                       39%
---------------------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 5)

                            [PIE CHART APPEARS HERE]

---------------------------------------------
Lease Rental                              14%
General Obligations                       13%
Transportation                             8%
Other                                     36%
Educational Facilities                    10%
Health Care Facilities                    19%
---------------------------------------------

                       EXPENSE INFORMATION AS OF 4/30/97

                        SHAREHOLDER TRANSACTION EXPENSES
                      (MAXIMUM, AS    % OF OFFERING PRICE)

-------------------------------------------------------------------------------------------------
                                                                CLASS A      CLASS C      CLASS R
-------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                        2.50%(1)      --              --
Sales Charge on Reinvested Dividends                                --         --              --
Contingent Deferred Sales Charge (CDSC) on Redemptions              --(1)      1%(2)           --
-------------------------------------------------------------------------------------------------

                    OVERVIEW OF FUND OPERATING EXPENSES (3)
                     (ANNUAL, AS   % OF AVERAGE NET ASSETS)

---------------------------------------------------------------------------------------------
                                                                CLASS A    CLASS C    CLASS R
---------------------------------------------------------------------------------------------
Management Fees                                                   0.43%      0.43%      0.43%
12b-1 Fees                                                        0.20%      0.55%         --
Other Expenses                                                    0.13%      0.13%      0.13%
Total (Gross)                                                     0.76%      1.11%      0.56%
Waivers/Reimbursements                                               --         --         --
Total (Net)                                                       0.76%      1.11%      0.56%
---------------------------------------------------------------------------------------------

                      SUMMARY OF SHAREHOLDER EXPENSES (4)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

---------------------------------------------------------------------------------------------
                       HOLDING PERIOD                           CLASS A    CLASS C    CLASS R
---------------------------------------------------------------------------------------------
1 Year                                                             $ 33       $ 11        $ 6
3 Years                                                            $ 49       $ 35        $18
5 Years                                                            $ 66       $ 61        $31
10 Years                                                           $117       $135        $70
---------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors. You may find more information about the fund's performance in its annual report. For a free copy of the fund's latest annual and semi-annual reports, write to Nuveen or call (800) 621-7227.

-------------------------------------------------------------------------------------------------------------
                                     OPERATING PERFORMANCE         LESS DISTRIBUTIONS
CLASS (INCEPTION DATE)             -------------------------   --------------------------

                                                         NET    DIVIDENDS
                             NET                REALIZED AND    FROM TAX-                      NET      TOTAL
LIMITED TERM++             ASSET                  UNREALIZED                                 ASSET     RETURN
                           VALUE          NET    GAIN (LOSS)   EXEMPT NET   DISTRIBUTIONS    VALUE     ON NET
YEAR ENDING            BEGINNING   INVESTMENT           FROM   INVESTMENT    FROM CAPITAL   END OF      ASSET
APRIL 30,              OF PERIOD    INCOME(b)    INVESTMENTS       INCOME           GAINS   PERIOD   VALUE(a)

-------------------------------------------------------------------------------------------------------------
CLASS A (10/87)
  1997(e)               $10.57        $.46         $ .04         $(.46)         $  --       $10.61      4.78%
  1996(f)                10.65         .51          (.09)         (.50)            --        10.57      4.03%
  1995(f)                10.60         .51           .04          (.50)            --        10.65      5.41%
  1994(f)                10.74         .52          (.13)         (.52)          (.01)       10.60      3.58%
  1993(f)                10.29         .55           .45          (.55)            --        10.74     10.02%
  1992(f)                10.04         .60           .26          (.60)          (.01)       10.29      9.04%
  1991(f)                 9.92         .63           .13          (.64)            --        10.04      8.08%
  1990(f)                 9.91         .64           .01          (.64)            --         9.92      6.83%
  1989(f)                 9.88         .62           .02          (.61)            --         9.91      6.81%
  1988(c)                 9.75         .36           .13          (.36)            --         9.88      7.44%+
CLASS C (12/95)
  1997(e)                10.56         .44           .03          (.43)            --        10.60      4.49%
  1996(c)                10.76         .22          (.19)         (.23)            --        10.56       .46%+
CLASS R (2/97)
  1997(d)                10.73         .12          (.13)         (.13)            --        10.59      (.09)%
-------------------------------------------------------------------------------------------------------------

---------------------  ------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA
CLASS (INCEPTION DATE  ------------------------------------------------
                                                   RATIO OF
                                                        NET
                                      RATIO OF   INVESTMENT
                                      EXPENSES    INCOME TO
                                    TO AVERAGE      AVERAGE
LIMITED TERM++         NET ASSETS   NET ASSETS   NET ASSETS
                           END OF        AFTER        AFTER   PORTFOLIO
YEAR ENDING            PERIOD (IN                              TURNOVER
APRIL 30,              THOUSANDS)   REIMBURSE-   REIMBURSE-        RATE
                                       MENT(b)      MENT(b)
---------------------
CLASS A (10/87)
  1997(e)                $425.4        .80%+       4.76%+        29%
  1996(f)                 489.2        .79%        4.77%         39%
  1995(f)                 569.2        .74%        4.88%         20%
  1994(f)                 704.6        .70%        4.76%         22%
  1993(f)                 570.5        .70%        5.10%         20%
  1992(f)                 284.5        .47%        5.88%         48%
  1991(f)                  67.5        .56%        6.32%        167%
  1990(f)                  19.0        .70%        6.48%         38%
  1989(f)                  13.4        .56%        6.28%         50%
  1988(c)                   9.8        .40%+       5.85%+        67%
CLASS C (12/95)
  1997(e)                  23.6       1.11%+       4.44%+        29%
  1996(c)                  15.4       1.19%+       4.17%+        39%
CLASS R (2/97)
  1997(d)                     --       .55%+       5.07%+        29%
---------------------

 + Annualized.

++ Information included prior to the period ending April 30, 1997, reflects the financial highlights of Flagship Intermediate.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted through May 31.

(d) From commencement of class operations through April 30.

(e) For the 11 months ending April 30.

(f) For the year ending May 31.

Notes:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) Imposed only on redemptions within 12 months of purchase.

(3) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.50% to 0.35%. Long-term holders of Class C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(4) The expenses shown assume that you redeem your shares at the end of each holding period. If instead you redeemed your shares immediately prior to the end of each stated period, your expenses might be higher. This example does not represent past or future expenses; actual expenses may be higher or lower.

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY

The funds are a suitable investment for tax-conscious investors seeking to:

- Earn regular monthly tax-free dividends;

- Preserve investment capital over time;

- Reduce taxes on investment income;

- Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

- Pursue an aggressive, high-growth investment strategy;

- Invest through an IRA or 401k plan;

- Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS

TAX-FREE MUNICIPAL BONDS

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source.

The Nuveen Insured Fund primarily purchases insured municipal bonds. See "Insurance" below. Under normal market conditions, the Nuveen Insured Fund will invest at least 65% of its assets in insured municipal bonds.

FOCUS ON QUALITY MUNICIPAL BONDS

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. Each fund except the Insured Municipal Bond Fund will invest at least 80% of its net assets in investment-grade quality bonds. The Insured Municipal Bond Fund will invest at least 80% of its net assets in insured municipal bonds or municipal bonds backed by an escrow or trust account that contains sufficient U.S. government-backed securities to assure timely payment of interest and principal.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical -- S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the ratings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY

The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects municipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The adviser then monitors each fund's portfolio to assure that municipal bonds purchased continue to represent over time, in its opinion, the best values available.

PORTFOLIO MATURITY

Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average maturity within a defined range. The Limited-Term Fund maintains a weighted average portfolio maturity of 1 to 7 years. The Intermediate Fund maintains a weighted average portfolio maturity of 5 to 10 years. All of the other three funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.

INSURANCE

The Insured Municipal Bond Fund primarily purchases insured municipal bonds. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include MBIA Insurance Corp., AMBAC Indemnity Corp., Financial Security Assurance, Inc., and Financial Guaranty Insurance Co. The funds' investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's or S&P. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

The Insured Municipal Bond Fund can invest up to 20% of its net assets in uninsured municipal bonds that are backed by an escrow containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Such bonds are normally regarded as having the credit characteristics of the underlying U.S. Government-backed securities.

PORTFOLIO TURNOVER

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS

Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securities are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current income, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors. The funds should be considered long-term investments and may not be suitable for investors with short-term investment horizons.

INVESTMENT LIMITATIONS

The funds have adopted certain investment limitations (based on total fund assets) designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

- 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

- 25% in any one industry sector, such as electric utilities or health care;

- 10% in borrowings (33% if used to meet redemptions).

DEFENSIVE INVESTMENT STRATEGIES

Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market conditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES

Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds," "Insurance," and "Risk Reduction Strategies" are fundamental and may not be changed without the approval of a majority of the shareholders of each fund.

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time) will receive that day's share price; otherwise you will receive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER

You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments continue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can refer you to one in your area.

BUYING SHARES BY MAIL

You may also open an account and purchase shares by mail by completing the enclosed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or increase minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares:
Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your financial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your investment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your financial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers -- The Distributor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES

You may buy Class A shares at their public offering price on the day of purchase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service.

The following Class A sales charges and commissions apply to all funds described in this prospectus except the Intermediate Fund and Limited Term Funds.

                     CLASS A SALES CHARGES AND COMMISSIONS

------------------------------------------------------------------------------------------------------------
                                                                                                AUTHORIZED
                                                                                                  DEALER
                                                                    SALES CHARGE                COMMISSION
                                                          --------------------------------    --------------
                                                          AS % OF PUBLIC     AS % OF YOUR     AS % OF PUBLIC
PURCHASE AMOUNT                                           OFFERING PRICE    NET INVESTMENT    OFFERING PRICE
------------------------------------------------------------------------------------------------------------
Up to $50,000                                                  4.20%             4.38%             3.70%
$50,000-100,000                                                4.00              4.18              3.50
$100,000-250,000                                               3.50              3.63              3.00
$250,000-500,000                                               2.50              2.56              2.00
$500,000-1,000,000                                             2.00              2.04              1.50
$1,000,000 and over                                            -(1)                --              -(1)
------------------------------------------------------------------------------------------------------------

The following Class A sales charges and commissions apply to the Intermediate
Fund:

                     CLASS A SALES CHARGES AND COMMISSIONS

------------------------------------------------------------------------------------------------------------
                                                                                                AUTHORIZED
                                                                                                  DEALER
                                                                    SALES CHARGE                COMMISSION
                                                          --------------------------------    --------------
                                                          AS % OF PUBLIC     AS % OF YOUR     AS % OF PUBLIC
                   PURCHASE AMOUNT                        OFFERING PRICE    NET INVESTMENT    OFFERING PRICE
------------------------------------------------------------------------------------------------------------
Up to $50,000                                                  3.00%             3.09%             2.50%
$50,000-100,000                                                2.50              2.56              2.00
$100,000-250,000                                               2.00              2.04              1.50
$250,000-500,000                                               1.50              1.52              1.25
$500,000-1,000,000                                             1.25              1.27              1.00
$1,000,000 and over                                            -(1)                --              -(1)
------------------------------------------------------------------------------------------------------------

The following Class A sales charges and commissions apply to the Limited Term
Fund:

                     CLASS A SALES CHARGES AND COMMISSIONS

---------------------------------------------------------------------------------------------------------
                                                                                             AUTHORIZED
                                                                                               DEALER
                                                                SALES CHARGE                 COMMISSION
                                                     ----------------------------------    --------------
                                                     AS % OF PUBLIC    AS % OF YOUR NET    AS % OF PUBLIC
                  PURCHASE AMOUNT                    OFFERING PRICE       INVESTMENT       OFFERING PRICE
---------------------------------------------------------------------------------------------------------
Up to $50,000                                             2.50%              2.56%              2.00%
$50,000 -- 100,000                                        2.00               2.04               1.60
$100,000 -- 250,000                                       1.50               1.52               1.20
$250,000 -- 500,000                                       1.25               1.27               1.00
$500,000 -- 1,000,000                                     0.75               0.76               0.60
$1,000,000 and over                                        -(1)                --                -(1)
---------------------------------------------------------------------------------------------------------

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen may also make ongoing payments to authorized dealers to facilitate the marketing and administration of new and existing shareholder accounts, including payments for advertising that features the products and services of both parties. The statement of additional information contains further information about these programs. Nuveen pays for these programs at its own expense and not out of fund assets.

OTHER SALES CHARGE DISCOUNTS

Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

Sales Charge Reductions

- Rights of Accumulation

- Letter of Intent (LOI)

- Group Purchase

Sales Charge Waivers

- Nuveen Unit Trust Reinvestment

- Purchases using Redemptions from Unrelated Funds

- Fee-Based Programs

- Bank Trust Departments

- Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descriptions of these programs. Further information on these programs is also available through your financial adviser or by calling (800) 621-7227. Your financial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES

You may buy Class B shares at their public offering price on the day of purchase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% annual distribution fee which compensates Nuveen for paying your financial adviser a 4% commission at the time of purchase. The Intermediate Fund and Limited Term Fund do not currently offer B Shares.

Class B shares convert automatically to Class A shares eight years after purchase. Class B shares will convert only if the fund is assured that the conversion does not generate tax consequences for investors, based upon the opinion of outside counsel or the written assurance of the IRS.

CLASS B CONTINGENT DEFERRED SALES CHARGE

If you redeem Class B shares within six years of purchase, you will be assessed a contingent deferred sales charge (CDSC) based upon the following schedule:

The CDSC is calculated on the lower of your purchase price or redemption proceeds.

                DURING YEAR
  ---------------------------------------
         1    2    3    4    5    6   7+
  ---------------------------------------
  CDSC  5%   4%   4%   3%   2%   1%   0%

BUYING CLASS C SHARES

You may buy Class C shares at their public offering price on the day of purchase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% (0.35% for the Limited Term Fund) annual distribution fee which compensates Nuveen for paying your financial adviser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be assessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES

You may purchase Class R shares at their public offering price on the day of purchase. The price you pay will equal the Class R NAV. You may purchase Class R shares only if you are investing at least $1 million or would otherwise qualify to purchase Class A shares without a sales charge under certain of the programs described under "Other Sales Charge Discounts" above. See the statement of additional information for more details. There are no sales charges or ongoing fees. Class R shares have lower ongoing expenses than Class A shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC where applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER

You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE

Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on record. If you have established electronic funds transfer privileges on your account, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your request by having your redemption proceeds wired directly into your bank account. See "Fund Direct--Electronic Funds Transfer" below.

Nuveen, the transfer agent or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL

You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

- The fund's name;

- Your name and account number;

- The dollar or share amount you wish to redeem;

- The signature of each owner exactly as it appears on the account;

- The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

- The address you want your redemption proceeds sent to, if other than the address of record;

- Any certificates you have for the shares; and

- Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC

When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

ACCOUNT MINIMUMS

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in another Nuveen mutual fund registered for sale in your state. You may exchange fund shares by calling (800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determining any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING

The exchange privilege is not intended to permit you to use a fund for shortterm trading. Excessive exchange activity may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. You will be notified in the event this happens to the extent required by law.

OPTIONAL FEATURES AND SERVICES

SYSTEMATIC INVESTMENT

Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Direct--Electronic Funds Transfer" below), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

THE POWER OF SYSTEMATIC INVESTING

                              [CHART APPEARS HERE]

                             [PLOT POINTS TO COME]

SYSTEMATIC WITHDRAWALS

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE

If you redeem fund shares, you may reinvest all or part of your redemption proceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstated. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period reinstated. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege.

FUND DIRECT--ELECTRONIC FUNDS TRANSFER

You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account application or the Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800) 621-7227. You may use Fund Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular telephone redemption via Fund Direct, the fund may charge you a fee for this expedited service.

DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first business day of the following month.

PAYMENT AND REINVESTMENT OPTIONS

The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mutual fund. If you wish to do so, complete the appropriate section of the account application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS

Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This dividend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Because the funds invest in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net longterm capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

If you purchase fund shares shortly before the record date for a taxable dividend, this is commonly known as "buying a dividend." The entire dividend you receive may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS

If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION

In order to avoid corporate taxation of its earnings and to pay tax-free dividends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                 TAX-FREE YIELD

-------------------------------------------
TAX RATE  4.00%  4.50%  5.00%  5.50%  6.00%
-------------------------------------------
28.0%     5.56%  6.25%  6.94%  7.64%  8.33%
31.0%     5.80%  6.52%  7.25%  7.97%  8.70%
36.0%     6.25%  7.03%  7.81%  8.59%  9.37%
39.6%     6.62%  7.45%  8.28%  9.11%  9.93%
-------------------------------------------

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

HOW TO CONTACT NUVEEN

GENERAL INFORMATION

If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS

If you are calling to purchase or redeem shares, request an exchange or conduct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

Nuveen Mutual Funds
c/o Shareholder Services Inc.
P.O. Box 5330
Denver, CO 80217-5330

When purchasing fund shares by mail, please be sure to include a check made out to the name of the Fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are opening a new account; if you are adding to an existing account, Nuveen will assume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS

INVESTMENT ADVISER

Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approximately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to all funds described in this prospectus except the Limited Term Fund:

                                MANAGEMENT FEES

------------------------------------------------
AVERAGE DAILY NET ASSET VALUE     MANAGEMENT FEE
------------------------------------------------
For the first $125 million               0.5000%
For the next $125 million                0.4875%
For the next $250 million                0.4750%
For the next $500 million                0.4625%
For the next $1 billion                  0.4500%
For assets over $2 billion               0.4250%

The following schedule applies to the Limited Term Fund:

                                MANAGEMENT FEES

------------------------------------------------
AVERAGE DAILY NET ASSET VALUE     MANAGEMENT FEE
------------------------------------------------
For the first $125 million               0.4500%
For the next $125 million                0.4375%
For the next $250 million                0.4250%
For the next $500 million                0.4125%
For the next $1 billion                  0.4000%
For assets over $2 billion               0.3750%

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Thomas C. Spalding is the portfolio manager for the Municipal Bond Fund. Mr. Spalding has managed the fund since 1976 and has been a Vice President of Nuveen Advisory since 1978. Steven J. Krupa is the portfolio manager for the Insured Fund. Mr. Krupa has managed the fund since 1994 and has been a Vice President of Nuveen Advisory since 1990. Richard Huber is the portfolio manager for the All-American Fund and the Limited-Term Fund. Mr. Huber has managed the funds since 1995 and since 1995, had been a Vice President of Flagship Financial Inc., the funds' prior investment adviser, until becoming a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Paul Brennan is the portfolio manager for the Intermediate Fund. Mr. Brennan has managed or co-managed the fund since September 1995 and since 1991 had been an employee of Flagship Financial Inc., the funds' prior investment adviser, until becoming an Assistant Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997.

THE DISTRIBUTOR

John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of Class A, B and C shares outstanding. The plan also authorizes each fund (excluding the Intermediate Municipal Bond Fund and Limited Term Municipal Bond Fund which do not currently offer Class B shares) to pay Nuveen an annual 0.75% distribution fee on the average daily net assets of Class B shares outstanding. The plan also authorizes each fund to pay Nuveen an annual 0.55% (0.35% for the Limited Term Municipal Bond Fund) distribution fee on the average daily net assets of Class C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees; and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT

Each fund has appointed a transfer agent which is responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder accounts. Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, currently serves as transfer agent for the Municipal Bond Fund and the Insured Municipal Bond Fund. Boston Financial, P.O. Box 8509, Boston, MA, 02266-8509, currently serves as transfer agent for the All-American Fund, the Intermediate Fund, and the Limited Term Fund. The funds intend to consolidate transfer agent activities with a single firm in the future.

HOW THE FUNDS REPORT PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their investment results to various passive indices or other mutual funds with similar investment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publications. See the statement of additional information for a more detailed discussion. You may find more information about each fund's performance in its annual report. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, subtracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

ORGANIZATION

The Trust is an open-end diversified investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfolio of investments and the shares of each class have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges and service fees. B shares convert to A shares after 8 years.

Class C shares of the Municipal Bond Fund and the Insured Municipal Bond Fund purchased before February 1, 1997 convert to A shares six years after purchase, but only if you request conversion. You must submit your request to SSI no later than the last business day of the 71st month following the month in which you purchased your shares.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

                     SUPPLEMENT DATED MAY 4, 1998 TO THE
                      PROPECTUS DATED SEPTEMBER 26, 1997


                         ----------------------------

                     NUVEEN FLAGSHIP MULTISTATE TRUST III
                 NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND


              NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND


                         ----------------------------


The Trustees of the Nuveen Flagship Multistate Trust III have approved a tax-free reorganization of each of the Nuveen Flagship Alabama Municipal Bond Fund (the "Alabama Fund") and the Nuveen Flagship South Carolina Municipal Bond Fund (the "South Carolina Find"), as described below. The Alabama Fund and the South Carolina Fund are closed to new investors effective May 8, 1998. On and after May 8, 1998 only shareholders with existing accounts may continue to make additional purchases and to reinvest dividends into existing accounts.

Under the terms of the reorganizations, each fund will transfer all of its assets and liabilities to the Nuveen Flagship All-American Municipal Bond Fund (the "Acquiring Fund"), a series of Nuveen Flagship Municipal Trust, in a tax-free exchange for an equal value of shares of the Acquiring Fund. The Acquiring Fund is a municipal bond fund whose investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Unlike the Alabama or the South Carolina Funds, the Acquiring Fund does not invest primarily in Alabama or South Carolina municipal bonds, respectively. As with any mutual fund, there is no assurance that the Acquiring Fund will meet its investment objective. Each reorganization is subject to certain regulatory approvals and the respective approval of the Alabama Fund's and the South Carolina Fund's Shareholders. A meeting of shareholders for the Alabama and the South
Carolina Funds has been called for August 13, 1998. Further information regarding the proposed reorganization and the shareholder meetings will be contained in a proxy statement that is scheduled to be mailed in June, 1998.

NUVEEN MUNICIPAL BOND FUNDS

SEPTEMBER 26, 1997
PROSPECTUS
DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.

[PHOTO]

ALABAMA
GEORGIA
LOUISIANA
NORTH CAROLINA
SOUTH CAROLINA
TENNESSEE

INVESTING IN NUVEEN MUTUAL FUNDS

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and financial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value investing -- purchasing quality securities that represent good relative value -- is the cornerstone of Nuveen's investment philosophy. It is a disciplined, long-term strategy that offers the potential for above average returns over time with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Our team of investment professionals is backed by the discipline, resources and expertise of Nuveen's almost a century of investment experience, including one of the most recognized research departments in the industry.

This prospectus describes in detail the investment objectives, policies and risks of certain Nuveen municipal bond funds. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND
NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND
NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND
NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND
NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND
NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

SEPTEMBER 26, 1997
PROSPECTUS

OVERVIEW

The funds listed above are part of the Nuveen Flagship Multistate Trust III, an open-end investment company. Each fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Each fund offers a set of flexible purchase options which permit you to purchase fund shares in the way that is best suited to your individual circumstances and investment needs. For detailed information about these flexible purchase options, please refer to "How to Select a Purchase Option" later in this prospectus.

This prospectus contains important information you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the statement of additional information which is part of this prospectus by reference. For a free copy, write to Nuveen or call (800) 621-7227.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER U.S. GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

                                                 PAGE
                                                 ----
OVERVIEW........................................    1
FUND SUMMARIES AND FINANCIAL HIGHLIGHTS FUND
  STRATEGIES....................................    2
Investment Objective............................   19
How the Funds Select Investments................   19
Risk Reduction Strategies.......................   20
INVESTING IN THE FUNDS
How to Buy Fund Shares..........................   21
How to Select a Purchase Option.................   21
How to Sell Fund Shares.........................   23
Exchanging Shares...............................   24
Optional Features and Services..................   25

                                                 PAGE
                                                 ----
DIVIDENDS AND TAXES
How the Funds Pay Dividends.....................   26
Taxes and Tax Reporting.........................   26
Taxable Equivalent Yields.......................   27
GENERAL INFORMATION
How to Contact Nuveen...........................   27
Fund Service Providers..........................   28
How the Funds Report Performance................   29
How Fund Shares are Priced......................   29
Organization....................................   29
APPENDIX
Special State Considerations....................   30

NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: APRIL 11, 1994
NET ASSETS: $5.2 MILLION

                           TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------------------------------
                                             CLASS A         CLASS A
                                       (OFFER PRICE)          (NAV)          CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------------------------------
1 Year                                         4.63%           9.22%           8.79%           9.00%           9.38%
Inception                                      5.83%           7.29%           6.74%           6.95%           7.34%
--------------------------------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates) and Class A performance for periods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and since inception periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                            [BAR CHART APPEARS HERE]

---------------------------------------------------
Average Maturity                               20.4
Average Modified Duration                       8.4
---------------------------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

--------------------------------------------------
AAA                                            70%
AA                                             11%
A                                              14%
BBB/NR                                          5%
--------------------------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 6)

                            [PIE CHART APPEARS HERE]

--------------------------------------------------
Hospitals                                      10%
Utilities                                       8%
Water & Sewer                                  23%
Other                                          24%
Educational Facilities                         19%
General Obligations                            16%
--------------------------------------------------

                       EXPENSE INFORMATION AS OF 5/31/97

                        SHAREHOLDER TRANSACTION EXPENSES
                       (MAXIMUM, AS % OF OFFERING PRICE)

----------------------------------------------------------------------------------------------------------------
                                                         CLASS A         CLASS B         CLASS C         Class R
----------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                4.20%(1)             --              --              --
Sales Charge on Reinvested Dividends                          --              --              --              --
Contingent Deferred Sales Charge (CDSC) on
  Redemptions                                              --(1)           5%(2)           1%(3)              --
----------------------------------------------------------------------------------------------------------------

                     OVERVIEW OF FUND OPERATING EXPENSES(4)
                      (ANNUAL, AS % OF AVERAGE NET ASSETS)

----------------------------------------------------------------------------------------------------------------
                                                         CLASS A         CLASS B         CLASS C         Class R
----------------------------------------------------------------------------------------------------------------
Management Fees                                            0.55%           0.55%           0.55%           0.55%
12b-1 Fees                                                 0.20%           0.95%           0.75%              --
Other                                                      1.48%           1.48%           1.48%           1.48%
----------------------------------------------------------------------------------------------------------------
Total (Gross)                                              2.23%           2.98%           2.78%           2.03%
Waivers/Reimbursements                                    (1.84%)         (1.84%)         (1.84%)         (1.84%)
----------------------------------------------------------------------------------------------------------------
Total (Net)                                                0.39%           1.14%           0.94%           0.19%
----------------------------------------------------------------------------------------------------------------

SUMMARY OF SHAREHOLDER EXPENSES(5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

----------------------------------------------------------------------------------------------------------------
                   HOLDING PERIOD                        CLASS A         CLASS B         CLASS C         Class R
----------------------------------------------------------------------------------------------------------------
1 Year                                                       $46            $ 51            $ 10             $ 2
3 Years                                                      $54            $ 69            $ 30             $ 6
5 Years                                                      $63            $ 74            $ 52             $11
10 Years                                                     $89            $118            $115             $24
----------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

-------------------------------------------------------------------------------------------------------------
                                     OPERATING PERFORMANCE         LESS DISTRIBUTIONS
     CLASS (INCEPTION DATE)        -------------------------   --------------------------

                                                         NET    DIVIDENDS
                             NET                REALIZED AND    FROM TAX-                      NET      TOTAL
      ALABAMA++            ASSET                  UNREALIZED                DISTRIBUTIONS    ASSET     RETURN
                           VALUE          NET    GAIN (LOSS)   EXEMPT NET                    VALUE     ON NET
     YEAR ENDING       BEGINNING   INVESTMENT           FROM   INVESTMENT    FROM CAPITAL   END OF      ASSET

       MAY 31,         OF PERIOD    INCOME(B)    INVESTMENTS       INCOME           GAINS   PERIOD   VALUE(A)

-------------------------------------------------------------------------------------------------------------
CLASS A (4/94)
  1997                  $ 9.77        $.53         $ .35         $(.53)          $--        $10.12    9.22%
  1996                    9.94         .53          (.17)         (.53)           --          9.77    3.72%
  1995                    9.66         .52           .28          (.52)           --          9.94    8.77%
  1994(c)                 9.58         .03           .09          (.04)           --          9.66    9.34%+
CLASS B (2/97)
  1997(c)                10.16         .11          (.02)         (.11)           --         10.14     .94%
CLASS C (2/97)
  1997(c)                10.16         .12          (.02)         (.12)           --         10.14     .99%
CLASS R (2/97)
  1997(c)                10.16         .16          (.05)         (.14)           --         10.13    1.08%
-------------------------------------------------------------------------------------------------------------

---------------------  ------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA
     CLASS (INCEPTION  ------------------------------------------------
                                                   RATIO OF
                                                        NET
                                      RATIO OF   INVESTMENT
                                      EXPENSES    INCOME TO
                                    TO AVERAGE      AVERAGE
      ALABAMA++                     NET ASSETS   NET ASSETS
                       NET ASSETS        AFTER        AFTER   PORTFOLIO
     YEAR ENDING           END OF                              TURNOVER
                       PERIOD (IN
       MAY 31,         THOUSANDS)   REIMBURSE-   REIMBURSE-        RATE
                                       MENT(B)      MENT(B)
---------------------
CLASS A (4/94)
  1997                   $4,446        .40%        5.29%         72%
  1996                    3,256        .48%        5.24%         42%
  1995                    1,880        .16%        5.47%        120%
  1994(c)                   357          --        2.42%+         --
CLASS B (2/97)
  1997(c)                   591        .71%+       4.26%+        72%
CLASS C (2/97)
  1997(c)                   205        .40%+       4.57%+        72%
CLASS R (2/97)
  1997(c)                    --          --        6.17%+        72%
---------------------

+ Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Alabama.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.

(c) From commencement of class operations as noted.

NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $12 for the one year period, $36 for the three year period, $63 for the five year period, and $118 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: MARCH 27, 1986
NET ASSETS: $123.5 MILLION

                           TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------------------------------
                                             CLASS A         CLASS A
                                       (OFFER PRICE)          (NAV)          CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------------------------------
1 Year                                         4.79%           9.39%           8.73%           8.80%           9.46%
5 Years                                        5.71%           6.62%           6.03%           6.00%           6.64%
10 Years                                       7.39%           7.85%           7.38%           7.24%           7.86%
--------------------------------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                            [BAR CHART APPEARS HERE]

---------------------------------------------------
Average Maturity                               22.6
Average Modified Duration                       9.4
---------------------------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

--------------------------------------------------
AAA/Pre-refunded                               53%
AA                                             16%
A                                              19%
BBB/NR                                         12%
--------------------------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 6)

                            [PIE CHART APPEARS HERE]

--------------------------------------------------
Housing Facilities                             29%
Escrowed Bonds                                 14%
Hospitals                                      14%
Tax Revenue                                    12%
General Obligations                             9%
Other                                          22%
--------------------------------------------------

                       EXPENSE INFORMATION AS OF 5/31/97

                        SHAREHOLDER TRANSACTION EXPENSES
                       (MAXIMUM, AS % OF OFFERING PRICE)

----------------------------------------------------------------------------------------------------------------
                                                         CLASS A         CLASS B         CLASS C         Class R
----------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                4.20%(1)             --              --              --
Sales Charge on Reinvested Dividends                          --              --              --              --
Contingent Deferred Sales Charge (CDSC) on
  Redemptions                                              --(1)           5%(2)           1%(3)              --
----------------------------------------------------------------------------------------------------------------

                     OVERVIEW OF FUND OPERATING EXPENSES(4)
                      (ANNUAL, AS % OF AVERAGE NET ASSETS)

----------------------------------------------------------------------------------------------------------------
                                                         CLASS A         CLASS B         CLASS C         Class R
----------------------------------------------------------------------------------------------------------------
Management Fees                                            0.55%           0.55%           0.55%           0.55%
12b-1 Fees                                                 0.20%           0.95%           0.75%              --
Other Expenses                                             0.12%           0.12%           0.12%           0.12%
----------------------------------------------------------------------------------------------------------------
Total (Gross)                                              0.87%           1.62%           1.42%           0.67%
Waivers/ Reimbursements                                   (0.18%)         (0.18%)         (0.18%)         (0.18%)
----------------------------------------------------------------------------------------------------------------
Total (Net)                                                0.69%           1.44%           1.24%           0.49%
----------------------------------------------------------------------------------------------------------------

SUMMARY OF SHAREHOLDER EXPENSES(5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

----------------------------------------------------------------------------------------------------------------
HOLDING PERIOD                                           CLASS A         CLASS B         CLASS C         Class R
----------------------------------------------------------------------------------------------------------------
1 Year                                                      $ 49            $ 54            $ 13             $ 5
3 Years                                                     $ 63            $ 78            $ 39             $16
5 Years                                                     $ 79            $ 90            $ 68             $27
10 Years                                                    $124            $152            $150             $62
----------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

-------------------------------------------------------------------------------------------------------------
                                     OPERATING PERFORMANCE         LESS DISTRIBUTIONS
     CLASS (INCEPTION DATE)        -------------------------   --------------------------

                                                         NET    DIVIDENDS
                             NET                REALIZED AND    FROM TAX-                      NET      TOTAL
      GEORGIA++            ASSET                  UNREALIZED                                 ASSET     RETURN
                           VALUE          NET                  EXEMPT NET   DISTRIBUTIONS    VALUE     ON NET

     YEAR ENDING       BEGINNING   INVESTMENT    GAIN (LOSS)   INVESTMENT    FROM CAPITAL   END OF      ASSET
                                                        FROM
       MAY 31,         OF PERIOD    INCOME(B)    INVESTMENTS       INCOME           GAINS   PERIOD   VALUE(A)

-------------------------------------------------------------------------------------------------------------
CLASS A (3/86)
  1997                  $10.20        $.57         $ .37         $(.57)          $--        $10.57      9.39%
  1996                   10.46         .57          (.25)         (.58)           --         10.20      3.05%
  1995                   10.23         .58           .23          (.58)           --         10.46      8.31%
  1994                   10.62         .59          (.39)         (.59)           --         10.23      1.83%
  1993                   10.16         .62           .45          (.61)           --         10.62     10.84%
  1992                    9.95         .63           .21          (.63)           --         10.16      8.81%
  1991                    9.67         .64           .28          (.64)           --          9.95      9.90%
  1990                    9.88         .65          (.22)         (.64)           --          9.67      4.55%
  1989                    9.30         .65           .59          (.66)           --          9.88     13.77%
  1988                    9.19         .66           .11          (.66)           --          9.30      8.61%
CLASS B (2/97)
  1997(c)                10.66         .14          (.11)         (.12)           --         10.57       .31%
CLASS C (1/94)
  1997                   10.18         .51           .37          (.51)           --         10.55      8.80%
  1996                   10.44         .51          (.25)         (.52)           --         10.18      2.48%
  1995                   10.21         .52           .23          (.52)           --         10.44      7.72%
  1994(c)                10.91         .19          (.69)         (.20)           --         10.21    (10.96)%+
CLASS R (2/97)
  1997(c)                10.65         .18          (.06)         (.20)           --         10.57      1.11%
-------------------------------------------------------------------------------------------------------------

---------------------  ------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA
     CLASS (INCEPTION  ------------------------------------------------
                                                   RATIO OF
                                                        NET
                                      RATIO OF   INVESTMENT
                                      EXPENSES    INCOME TO
      GEORGIA++        NET ASSETS   TO AVERAGE      AVERAGE
                           END OF   NET ASSETS   NET ASSETS   PORTFOLIO
                                         AFTER        AFTER
     YEAR ENDING       PERIOD (IN                              TURNOVER
       MAY 31,         THOUSANDS)   REIMBURSE-   REIMBURSE-        RATE
                                       MENT(B)      MENT(B)
---------------------
CLASS A (3/86)
  1997                  $111,518       .78%        5.44%         39%
  1996                   107,862       .80%        5.46%         59%
  1995                   113,354       .83%        5.79%         40%
  1994                   123,068       .70%        5.47%         39%
  1993                   101,196       .62%        5.88%         30%
  1992                    70,650       .57%        6.31%         21%
  1991                    44,829       .72%        6.60%         24%
  1990                    36,034       .84%        6.62%         34%
  1989                    35,637       .96%        6.74%         23%
  1988                    29,701       .91%        7.14%         46%
CLASS B (2/97)
  1997(c)                    113      1.32%+       4.80%+        39%
CLASS C (1/94)
  1997                    11,803      1.32%        4.87%         39%
  1996                     9,433      1.34%        4.90%         59%
  1995                     6,973      1.38%        5.18%         40%
  1994(c)                  4,348      1.27%+       4.55%+        39%
CLASS R (2/97)
  1997(c)                     22       .38%+       5.71%+        39%
---------------------

 + Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Georgia.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.

(c) From commencement of class operations as noted.

NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A Shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $15 for the one year period, $46 for the three year period, $79 for the five year period, and $152 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: SEPTEMBER 12, 1989
NET ASSETS: $84.6 MILLION

                           TOTAL RETURN (ANNUALIZED)

---------------------------------------------------------------------------------------------------------------------
                                              CLASS A         CLASS A
                                        (OFFER PRICE)          (NAV)          CLASS B         CLASS C         CLASS R
---------------------------------------------------------------------------------------------------------------------
1 Year                                          4.78%           9.37%           8.61%           8.78%           9.33%
5 Years                                         6.65%           7.57%           6.96%           6.97%           7.56%
Inception                                       7.74%           8.34%           7.73%           7.73%           8.33%
---------------------------------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                            [BAR CHART APPEARS HERE]

---------------------------------------------------
Average Maturity                               22.2
Average Modified Duration                       8.7
---------------------------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

--------------------------------------------------
AAA/Pre-refunded                               60%
AA                                              9%
A                                              11%
BBB/NR                                         20%
--------------------------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 6)

                            [PIE CHART APPEARS HERE]

--------------------------------------------------
Hospitals                                      26%
Pollution Control                              22%
General Obligations                            17%
Housing Facilities                              9%
Escrowed Bonds                                  9%
Other                                          17%
--------------------------------------------------

                       EXPENSE INFORMATION AS OF 5/31/97

                        SHAREHOLDER TRANSACTION EXPENSES
                      (MAXIMUM, AS   % OF OFFERING PRICE)

----------------------------------------------------------------------------------------------------------------
                                                         CLASS A         CLASS B         CLASS C         CLASS R
----------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                   4.20%(1)          --              --              --
Sales Charge on Reinvested Dividends                          --              --              --              --
Contingent Deferred Sales Charge (CDSC) on
  Redemptions                                                 --(1)            5%(2)           1%(3)          --
----------------------------------------------------------------------------------------------------------------

                     OVERVIEW OF FUND OPERATING EXPENSES(4)
                     (ANNUAL, AS   % OF AVERAGE NET ASSETS)

----------------------------------------------------------------------------------------------------------------
                                                         CLASS A         CLASS B         CLASS C         CLASS R
----------------------------------------------------------------------------------------------------------------
Management Fees                                            0.55%           0.55%           0.55%            0.55
12b-1 Fees                                                 0.20%           0.95%           0.75%              --
Other                                                      0.13%           0.13%           0.13%           0.13%
----------------------------------------------------------------------------------------------------------------
  Total (Gross)                                            0.88%           1.63%           1.43%            0.68
Waivers/Reimbursements                                    (0.08%)         (0.08%)         (0.08%)         (0.08%)
----------------------------------------------------------------------------------------------------------------
  Total (Net)                                              0.80%           1.55%           1.35%           0.60%
----------------------------------------------------------------------------------------------------------------

SUMMARY OF SHAREHOLDER EXPENSES(5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

----------------------------------------------------------------------------------------------------------------
                   HOLDING PERIOD                        CLASS A         CLASS B         CLASS C         CLASS R
----------------------------------------------------------------------------------------------------------------
1 Year                                                      $ 50            $ 55            $ 14             $ 6
3 Years                                                     $ 66            $ 81            $ 43             $19
5 Years                                                     $ 85            $ 96            $ 74             $33
10 Years                                                    $137            $164            $162             $75
----------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

-------------------------------------------------------------------------------------------------------------
                                     OPERATING PERFORMANCE         LESS DISTRIBUTIONS
     CLASS (INCEPTION DATE)        -------------------------   --------------------------
                                                                DIVIDENDS
                             NET                NET REALIZED    FROM TAX-                      NET      TOTAL
                                                         AND
     LOUISIANA++           ASSET                  UNREALIZED       EXEMPT                    ASSET     RETURN
                           VALUE          NET    GAIN (LOSS)          NET   DISTRIBUTIONS    VALUE     ON NET
     YEAR ENDING       BEGINNING   INVESTMENT           FROM   INVESTMENT    FROM CAPITAL   END OF      ASSET
       MAY 31,         OF PERIOD    INCOME(B)    INVESTMENTS       INCOME           GAINS   PERIOD   VALUE(A)
-------------------------------------------------------------------------------------------------------------
CLASS A (9/89)
  1997                  $10.71        $.59         $ .39         $(.59)         $  --       $11.10      9.37%
  1996                   10.80         .59          (.08)         (.60)            --        10.71      4.77%
  1995                   10.48         .60           .32          (.60)            --        10.80      9.20%
  1994                   10.93         .61          (.40)         (.62)          (.04)+++    10.48      1.77%
  1993                   10.30         .64           .67          (.63)          (.05)       10.93     13.12%
  1992                   10.02         .65           .35          (.65)          (.07)       10.30     10.35%
  1991                    9.63         .66           .40          (.67)            --        10.02     11.47%
  1990(c)                 9.58         .44           .04          (.43)            --         9.63      6.52%+
CLASS B (2/97)
  1997(c)                11.10         .16            --          (.17)            --        11.09      1.44%
CLASS C (2/94)
  1997                   10.70         .53           .39          (.53)            --        11.09      8.78%
  1996                   10.80         .53          (.09)         (.54)            --        10.70      4.12%
  1995                   10.48         .54           .32          (.54)            --        10.80      8.59%
  1994(c)                11.29         .16          (.81)         (.16)            --        10.48    (17.21)%+
CLASS R (2/97)
  1997(c)                11.17         .15          (.08)         (.15)            --        11.09       .67%
-------------------------------------------------------------------------------------------------------------

---------------------  ------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA
     CLASS (INCEPTION  ------------------------------------------------
                                                   RATIO OF
                                                        NET
                                      RATIO OF   INVESTMENT
                                      EXPENSES    INCOME TO
                                    TO AVERAGE      AVERAGE
     LOUISIANA++       NET ASSETS   NET ASSETS   NET ASSETS
                           END OF        AFTER        AFTER   PORTFOLIO
     YEAR ENDING       PERIOD (IN                              TURNOVER
       MAY 31,         THOUSANDS)   REIMBURSE-   REIMBURSE-        RATE
                                       MENT(B)      MENT(B)
---------------------
CLASS A (9/89)
  1997                  $76,030        .79%        5.38%         25%
  1996                   72,005        .80%        5.46%         26%
  1995                   68,145        .83%        5.80%         44%
  1994                   66,281        .66%        5.56%         22%
  1993                   54,483        .61%        5.95%         29%
  1992                   38,873        .49%        6.43%         43%
  1991                   27,762        .38%        6.79%         57%
  1990(c)                16,678        .44%+       6.40%+        32%
CLASS B (2/97)
  1997(c)                   917       1.46%+       4.69%+        25%
CLASS C (2/94)
  1997                    7,645       1.33%        4.83%         25%
  1996                    5,658       1.35%        4.87%         26%
  1995                    3,220       1.37%        5.21%         44%
  1994(c)                 1,501       1.23%+       4.79%+        22%
CLASS R (2/97)
  1997(c)                    --        .04%+       5.31%+        25%
---------------------

+ Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Louisiana.

+++ Amount shown includes a distribution in excess of capital gains of $.01 per share.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.

(c) From commencement of class operations as noted.

NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee for Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $16 for the one year period, $49 for the three year period, $84 for the five year period, and $164 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: MARCH 27, 1986
NET ASSETS: $189.3 MILLION

                           TOTAL RETURN (ANNUALIZED)

--------------------------------------------------------------------------------------------------------------------
                                             CLASS A         CLASS A
                                       (OFFER PRICE)          (NAV)          CLASS B         CLASS C         CLASS R
--------------------------------------------------------------------------------------------------------------------
1 Year                                         3.26%           7.79%           7.14%           7.20%           7.86%
5 Years                                        5.40%           6.31%           5.72%           5.69%           6.33%
10 Years                                       7.39%           7.85%           7.38%           7.24%           7.86%
--------------------------------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                            [BAR CHART APPEARS HERE]

---------------------------------------------------
Average Maturity                               18.7
Average Modified Duration                       7.7
---------------------------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

--------------------------------------------------
AAA/Pre-refunded                               36%
AA                                             29%
A                                              19%
BBB/NR                                         16%
--------------------------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 6)

                            [PIE CHART APPEARS HERE]

--------------------------------------------------
Hospitals                                      20%
Escrowed Bonds                                 16%
Utility                                        13%
Pollution Control                              12%
Housing Facilities                              9%
Other                                          30%
--------------------------------------------------

                       EXPENSE INFORMATION AS OF 5/31/97

                        SHAREHOLDER TRANSACTION EXPENSES
                       (MAXIMUM, AS % OF OFFERING PRICE)

----------------------------------------------------------------------------------------------------------------
                                                         CLASS A         CLASS B         CLASS C         Class R
----------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                4.20%(1)             --              --              --
Sales Charge on Reinvested Dividends                          --              --              --              --
Contingent Deferred Sales Charge (CDSC) on
  Redemptions                                              --(1)           5%(2)           1%(3)              --
----------------------------------------------------------------------------------------------------------------

                     OVERVIEW OF FUND OPERATING EXPENSES(4)
                      (ANNUAL, AS % OF AVERAGE NET ASSETS)

----------------------------------------------------------------------------------------------------------------
                                                         CLASS A         CLASS B         CLASS C         Class R
----------------------------------------------------------------------------------------------------------------
Management Fees                                            0.55%           0.55%           0.55%           0.55%
12b-1 Fees                                                 0.20%           0.95%           0.75%              --
Other Expenses                                             0.11%           0.11%           0.11%           0.11%
----------------------------------------------------------------------------------------------------------------
  Total (Gross)                                            0.86%           1.61%           1.41%           0.66%
Waivers/Reimbursements                                        --              --              --              --
----------------------------------------------------------------------------------------------------------------
  Total (Net)                                              0.86%           1.61%           1.41%           0.66%
----------------------------------------------------------------------------------------------------------------

SUMMARY OF SHAREHOLDER EXPENSES(5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

----------------------------------------------------------------------------------------------------------------
                   HOLDING PERIOD                        CLASS A         CLASS B         CLASS C         Class R
----------------------------------------------------------------------------------------------------------------
1 Year                                                      $ 50            $ 56            $ 14             $ 7
3 Years                                                     $ 68            $ 83            $ 45             $21
5 Years                                                     $ 88            $ 99            $ 77             $37
10 Years                                                    $144            $171            $169             $82
----------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

-------------------------------------------------------------------------------------------------------------
                                     OPERATING PERFORMANCE         LESS DISTRIBUTIONS
     CLASS (INCEPTION DATE)        -------------------------   --------------------------
                                                         NET    DIVIDENDS                      NET
                             NET                REALIZED AND    FROM TAX-                    ASSET      TOTAL
  NORTH CAROLINA++         ASSET                  UNREALIZED       EXEMPT                    VALUE     RETURN
                           VALUE          NET    GAIN (LOSS)          NET   DISTRIBUTIONS      END     ON NET
     YEAR ENDING       BEGINNING   INVESTMENT                  INVESTMENT    FROM CAPITAL               ASSET
       MAY 31,         OF PERIOD    INCOME(B)           FROM       INCOME           GAINS       OF   VALUE(A)
                                                 INVESTMENTS                                PERIOD
-------------------------------------------------------------------------------------------------------------
CLASS A (3/86)
  1997                  $10.05        $.54         $ .23         $(.54)          $--        $10.28     7.79%
  1996                   10.23         .55          (.18)         (.55)           --         10.05     3.67%
  1995                   10.08         .57           .15          (.57)           --         10.23     7.45%
  1994                   10.51         .57          (.42)         (.58)           --         10.08     1.30%
  1993                    9.97         .58           .55          (.59)           --         10.51    11.66%
  1992                    9.70         .60           .27          (.60)           --          9.97     9.30%
  1991                    9.46         .61           .24          (.61)           --          9.70     9.28%
  1990                    9.59         .61          (.13)         (.61)           --          9.46     5.16%
  1989                    8.93         .62           .66          (.62)           --          9.59    14.78%
  1988                    8.80         .62           .13          (.62)           --          8.93     8.77%
CLASS B (2/97)
  1997(c)                10.33         .12          (.06)         (.11)           --         10.28      .64%
CLASS C (10/93)
  1997                   10.03         .48           .23          (.48)           --         10.26     7.20%
  1996                   10.22         .49          (.18)         (.50)           --         10.03     3.01%
  1995                   10.06         .51           .16          (.51)           --         10.22     6.97%
  1994(c)                10.84         .32          (.78)         (.32)           --         10.06    (6.26)%+
CLASS R (2/97)
  1997(c)                10.27         .18           .01          (.18)           --         10.28     1.92%
-------------------------------------------------------------------------------------------------------------

---------------------  ------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA
     CLASS (INCEPTION  ------------------------------------------------
                                                   RATIO OF
                                                        NET
                                                 INVESTMENT
                                      RATIO OF    INCOME TO
  NORTH CAROLINA++     NET ASSETS     EXPENSES      AVERAGE
                           END OF   TO AVERAGE   NET ASSETS   PORTFOLIO
                                     NET AFTER        AFTER
     YEAR ENDING       PERIOD (IN                              TURNOVER
       MAY 31,         THOUSANDS)   REIMBURSE-   REIMBURSE-        RATE
                                       MENT(B)      MENT(B)
---------------------
CLASS A (3/86)
  1997                  $181,595       .93%        5.31%         23%
  1996                   185,016       .90%        5.32%         54%
  1995                   191,850       .91%        5.73%         35%
  1994                   196,087       .89%        5.41%         21%
  1993                   169,944       .95%        5.70%         12%
  1992                   131,488       .98%        6.10%         17%
  1991                   108,917       .99%        6.36%         12%
  1990                    96,348       .94%        6.40%         34%
  1989                    87,539       .92%        6.66%         21%
  1988                    68,077       .83%        6.93%         75%
CLASS B (2/97)
  1997(c)                    271      1.62%+       4.60%+        23%
CLASS C (10/93)
  1997                     7,065      1.48%        4.76%         23%
  1996                     6,589      1.45%        4.77%         54%
  1995                     6,049      1.46%        5.13%         35%
  1994(c)                  4,161      1.49%+       4.65%+        21%
CLASS R (2/97)
  1997(c)                    405       .66%+       5.57%+        23%
---------------------

+ Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship North Carolina.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.

(c) From commencement of class operations as noted.

NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee for Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $16 for the one year period, $51 for the three year period, $88 for the five year period, and $171 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: JULY 6, 1993
NET ASSETS: $10.2 MILLION

                           TOTAL RETURN (ANNUALIZED)

---------------------------------------------------------------------------------------------------------------------
                                           CLASS A            CLASS A
                                        (OFFER PRICE)          (NAV)          CLASS B         CLASS C         CLASS R
---------------------------------------------------------------------------------------------------------------------
1 Year                                          3.73%           8.28%           7.52%           7.73%           8.45%
Inception                                       4.04%           5.19%           4.57%           4.78%           5.23%
---------------------------------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and since inception periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                            [BAR CHART APPEARS HERE]

---------------------------------------------------
Average Maturity                               19.0
Average Modified Duration                       8.2
---------------------------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

--------------------------------------------------
AAA                                            61%
AA                                             18%
A                                              14%
BBB/NR                                          7%
--------------------------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 6)

                            [PIE CHART APPEARS HERE]

--------------------------------------------------
Water & Sewer                                  22%
General Obligations                            17%
Education/Student Loans                        14%
Municipal Appropriations                       12%
Housing Facilities                             11%
Other                                          24%
--------------------------------------------------

                       EXPENSE INFORMATION AS OF 5/31/97

                        SHAREHOLDER TRANSACTION EXPENSES
                       (MAXIMUM, AS % OF OFFERING PRICE)

----------------------------------------------------------------------------------------------------------------
                                                         CLASS A         CLASS B         CLASS C         Class R
----------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                4.20%(1)             --              --              --
Sales Charge on Reinvested Dividends                          --              --              --              --
Contingent Deferred Sales Charge (CDSC) on
  Redemptions                                              --(1)           5%(2)           1%(3)              --
----------------------------------------------------------------------------------------------------------------

                     OVERVIEW OF FUND OPERATING EXPENSES(4)
                      (ANNUAL, AS % OF AVERAGE NET ASSETS)

----------------------------------------------------------------------------------------------------------------
                                                         CLASS A         CLASS B         CLASS C         Class R
----------------------------------------------------------------------------------------------------------------
Management Fees                                            0.55%           0.55%           0.55%           0.55%
12b-1 Fees                                                 0.20%           0.95%           0.75%              --
Other Expenses                                             0.60%           0.60%           0.60%           0.60%
----------------------------------------------------------------------------------------------------------------
  Total (Gross)                                            1.35%           2.10%           1.90%           1.15%
Waivers/Reimbursements                                    (0.76%)         (0.76%)         (0.76%)         (0.76%)
----------------------------------------------------------------------------------------------------------------
  Total (Net)                                              0.59%           1.34%           1.14%           0.39%
----------------------------------------------------------------------------------------------------------------

SUMMARY OF SHAREHOLDER EXPENSES(5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

----------------------------------------------------------------------------------------------------------------
                   HOLDING PERIOD                        CLASS A         CLASS B         CLASS C         Class R
----------------------------------------------------------------------------------------------------------------
1 Year                                                      $ 48            $ 53            $ 12             $ 4
3 Years                                                     $ 60            $ 75            $ 36             $13
5 Years                                                     $ 74            $ 85            $ 63             $22
10 Years                                                    $113            $141            $139             $49
----------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

-------------------------------------------------------------------------------------------------------------
                                     OPERATING PERFORMANCE         LESS DISTRIBUTIONS
     CLASS (INCEPTION DATE)        -------------------------   --------------------------

                                                         NET    DIVIDENDS
        SOUTH                NET                REALIZED AND    FROM TAX-                      NET      TOTAL
     CAROLINA++            ASSET                  UNREALIZED                                 ASSET     RETURN
                           VALUE          NET    GAIN (LOSS)   EXEMPT NET   DISTRIBUTIONS    VALUE     ON NET
     YEAR ENDING       BEGINNING   INVESTMENT           FROM   INVESTMENT    FROM CAPITAL   END OF      ASSET

       MAY 31,         OF PERIOD    INCOME(B)    INVESTMENTS       INCOME           GAINS   PERIOD   VALUE(A)

-------------------------------------------------------------------------------------------------------------
CLASS A (7/93)
  1997                   $9.28        $.51         $ .24         $(.50)         $  --       $9.53     8.28%
  1996                    9.45         .48          (.15)         (.50)            --        9.28     3.53%
  1995                    9.20         .50           .25          (.50)            --        9.45     8.54%
  1994(c)                 9.58         .42          (.38)         (.39)          (.03)       9.20      .15%+
CLASS B (2/97)
  1997(c)                 9.61         .13          (.11)         (.11)            --        9.52      .20%
CLASS C (2/97)
  1997(c)                 9.63         .13          (.13)         (.11)            --        9.52      .03%
CLASS R (2/97)
  1997(c)                 9.60         .14          (.07)         (.13)            --        9.54      .75%
-------------------------------------------------------------------------------------------------------------

---------------------  ------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA
     CLASS (INCEPTION  ------------------------------------------------
                                                      RATIO
                                                     OF NET
                                      RATIO OF   INVESTMENT
                                      EXPENSES    INCOME TO
        SOUTH                       TO AVERAGE      AVERAGE
     CAROLINA++                     NET ASSETS   NET ASSETS
                       NET ASSETS        AFTER        AFTER   PORTFOLIO
     YEAR ENDING           END OF                              TURNOVER
                       PERIOD (IN
       MAY 31,         THOUSANDS)   REIMBURSE-   REIMBURSE-        RATE
                                       MENT(B)      MENT(B)
---------------------
CLASS A (7/93)
  1997                  $ 9,629        .41%        5.36%         68%
  1996                   10,534        .71%        4.98%         76%
  1995                    9,013        .40%        5.54%         87%
  1994(c)                 6,284        .40%+       4.82%+        88%
CLASS B (2/97)
  1997(c)                   160       1.09%+       4.87%+        68%
CLASS C (2/97)
  1997(c)                   420        .90%+       4.86%+        68%
CLASS R (2/97)
  1997(c)                    25        .14%+       5.73%+        68%
---------------------

+ Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship South Carolina.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.

(c) From commencement of class operations as noted.

NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $14 for the one year period, $42 for the three year period, $73 for the five year period, and $141 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

                     PERFORMANCE INFORMATION AS OF 5/31/97

INCEPTION: NOVEMBER 2, 1987
NET ASSETS: $273.3 MILLION

                           TOTAL RETURN (ANNUALIZED)

---------------------------------------------------------------------------------------------------------------------
                                           CLASS A            CLASS A
                                        (OFFER PRICE)          (NAV)          CLASS B         CLASS C         CLASS R
---------------------------------------------------------------------------------------------------------------------
1 Year                                          3.18%           7.71%           7.07%           7.12%           7.58%
5 Years                                         5.76%           6.67%           6.08%           6.07%           6.64%
Inception                                       7.35%           7.83%           7.34%           7.23%           7.82%
---------------------------------------------------------------------------------------------------------------------

Class A total returns reflect actual performance for all periods; Classes B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes. Class B total returns assume an ongoing investment and do not reflect the imposition of the CDSC; your returns for the 1 year and 5 year periods would be lower if you redeemed at the end of those periods. See Overview of Fund Operating Expenses and Shareholder Transaction Expenses.

The fund assumes investment risk in pursuit of its investment objective, chiefly in the form of interest rate risk and credit risk. The fund limits this risk by purchasing only certain types and maturities of municipal bonds and by diversifying its investment portfolio geographically and by industry. See Risk Reduction Strategies for further information.

                                MATURITY (YEARS)

                            [BAR CHART APPEARS HERE]

---------------------------------------------------
Average Maturity                               19.3
Average Modified Duration                       7.0
---------------------------------------------------

                                 CREDIT QUALITY

                            [PIE CHART APPEARS HERE]

--------------------------------------------------
AAA/Pre-refunded                               48%
AA                                             24%
A                                              18%
BBB/NR                                         10%
--------------------------------------------------

                        INDUSTRY DIVERSIFICATION (TOP 6)

                            [PIE CHART APPEARS HERE]

--------------------------------------------------
Pollution Control                              19%
Health Care/Hospitals                          17%
General Obligations                            14%
Escrowed Bonds                                 14%
Housing Facilities                              9%
Other                                          27%
--------------------------------------------------

                       EXPENSE INFORMATION AS OF 5/31/97

                        SHAREHOLDER TRANSACTION EXPENSES
                      (MAXIMUM, AS   % OF OFFERING PRICE)

----------------------------------------------------------------------------------------------------------------
                                                         CLASS A         CLASS B         CLASS C         CLASS R
----------------------------------------------------------------------------------------------------------------
Sales Charge on Purchases                                   4.20%(1)          --              --              --
Sales Charge on Reinvested Dividends                          --              --              --              --
Contingent Deferred Sales Charge (CDSC) on
  Redemptions                                                 --(1)            5%(2)           1%(3)          --
----------------------------------------------------------------------------------------------------------------

                     OVERVIEW OF FUND OPERATING EXPENSES(4)
                     (ANNUAL, AS   % OF AVERAGE NET ASSETS)

----------------------------------------------------------------------------------------------------------------
                                                         CLASS A         CLASS B         CLASS C         CLASS R
----------------------------------------------------------------------------------------------------------------
Management Fees                                            0.54%           0.54%           0.54%           0.54%
12b-1 Fees                                                 0.20%           0.95%           0.75%              --
Other Expenses                                             0.10%           0.10%           0.10%           0.10%
----------------------------------------------------------------------------------------------------------------
  Total (Gross)                                            0.84%           1.59%           1.39%           0.64%
Waivers/Reimbursements                                    (0.04%)         (0.04%)         (0.04%)         (0.04%)
----------------------------------------------------------------------------------------------------------------
  Total (Net)                                              0.80%           1.55%           1.35%           0.60%
----------------------------------------------------------------------------------------------------------------

SUMMARY OF SHAREHOLDER EXPENSES(5)

The example illustrates the expenses on a hypothetical $1,000 investment in the fund based on the Total Expenses shown at left, an assumed annual total return of 5% and reinvestment of all dividends.

----------------------------------------------------------------------------------------------------------------
                   HOLDING PERIOD                        CLASS A         CLASS B         CLASS C         CLASS R
----------------------------------------------------------------------------------------------------------------
1 Year                                                      $ 50            $ 55            $ 14             $ 6
3 Years                                                     $ 66            $ 81            $ 43             $19
5 Years                                                     $ 85            $ 96            $ 74             $33
10 Years                                                    $137            $164            $162             $75
----------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights below are excerpted from the fund's latest annual report which has been audited by Deloitte & Touche LLP, the fund's independent auditors. For a free copy of the fund's latest annual and/or semi-annual reports, write to Nuveen or call (800) 621-7227.

-------------------------------------------------------------------------------------------------------------
                                     OPERATING PERFORMANCE         LESS DISTRIBUTIONS
     CLASS (INCEPTION DATE)        -------------------------   --------------------------
                                                         NET    DIVIDENDS
                             NET                REALIZED AND    FROM TAX-                      NET      TOTAL
     TENNESSEE++           ASSET                  UNREALIZED                                 ASSET     RETURN
                           VALUE          NET    GAIN (LOSS)   EXEMPT NET   DISTRIBUTIONS    VALUE     ON NET
     YEAR ENDING       BEGINNING   INVESTMENT           FROM   INVESTMENT    FROM CAPITAL   END OF      ASSET
       MAY 31,         OF PERIOD    INCOME(B)    INVESTMENTS       INCOME           GAINS   PERIOD   VALUE(A)
-------------------------------------------------------------------------------------------------------------
CLASS A (11/87)
  1997                  $10.83        $.59         $ .23         $(.59)         $  --       $11.06     7.71%
  1996                   11.01         .59          (.18)         (.59)            --        10.83     3.78%
  1995                   10.78         .60           .23          (.60)            --        11.01     8.04%
  1994                   11.23         .61          (.43)         (.61)          (.02)       10.78     1.55%
  1993                   10.56         .62           .68          (.63)            --        11.23    12.60%
  1992                   10.34         .65           .22          (.65)            --        10.56     8.66%
  1991                   10.09         .67           .26          (.67)          (.01)       10.34     9.73%
  1990                   10.26         .67          (.15)         (.67)          (.02)       10.09     5.53%
  1989                    9.65         .68           .60          (.67)            --        10.26    13.89%
  1988(c)                 9.58         .35           .09          (.37)            --         9.65     7.50% +
CLASS B (2/97)
  1997(C)                11.14         .14          (.09)         (.13)            --        11.06      .42%
CLASS C (10/93)
  1997                   10.82         .53           .23          (.53)            --        11.05     7.12%
  1996                   11.00         .53          (.18)         (.53)            --        10.82     3.22%
  1995                   10.78         .54           .22          (.54)            --        11.00     7.35%
  1994(c)                11.61         .35          (.83)         (.34)          (.01)       10.78    (5.92)%+
CLASS R (2/97)
  1997(C)                11.09         .20          (.05)         (.20)            --        11.04     1.40%
-------------------------------------------------------------------------------------------------------------

---------------------  ------------------------------------------------
                                   RATIOS/SUPPLEMENTAL DATA
     CLASS (INCEPTION  ------------------------------------------------
                                                      RATIO
                                                     OF NET
                                      RATIO OF   INVESTMENT
                                      EXPENSES    INCOME TO
                                    TO AVERAGE      AVERAGE
     TENNESSEE++       NET ASSETS   NET ASSETS
                           END OF        AFTER   NET ASSETS   PORTFOLIO
                                                      AFTER
     YEAR ENDING       PERIOD (IN                              TURNOVER
       MAY 31,         THOUSANDS)   REIMBURSE-   REIMBURSE-        RATE
                                       MENT(B)      MENT(B)
---------------------
CLASS A (11/87)
  1997                  $257,475       .85%        5.35%         23%
  1996                   250,886       .88%        5.30%         38%
  1995                   241,778       .89%        5.64%         23%
  1994                   236,230       .76%        5.42%         17%
  1993                   191,811       .88%        5.66%         15%
  1992                   126,833       .84%        6.18%         35%
  1991                    92,431       .76%        6.60%         30%
  1990                    73,752       .78%        6.57%         56%
  1989                    62,048       .62%        6.80%         50%
  1988(c)                 23,725       .47%+       6.35%+        23%
CLASS B (2/97)
  1997(C)                    537      1.37%+       4.72%+        23%
CLASS C (10/93)
  1997                    15,049      1.40%        4.80%         23%
  1996                    15,483      1.43%        4.75%         38%
  1995                    12,494      1.44%        5.08%         23%
  1994(c)                 10,652      1.23%+       4.80%+        17%
CLASS R (2/97)
  1997(C)                    248       .46%+       5.75%+        23%
---------------------

+ Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Tennessee.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor, Flagship Financial.

(c) From commencement of class operations as noted.

NOTES:

(1) The Class A sales charge may be reduced or waived based on the amount of purchase or for certain eligible categories of investors. A CDSC of 1% is imposed on redemptions of certain purchases of $1 million or more within 18 months of purchase. See "How to Select a Purchase Option."

(2) CDSC declines to 0% at the end of six years.

(3) Imposed only on redemptions within 12 months of purchase.

(4) Effective February 1, 1997, the fund eliminated the 0.20% distribution fee on Class A shares and reduced the distribution fee on Class C shares from 0.75% to 0.55%. Long-term holders of Class B and C shares may pay more in distribution fees and CDSCs than the maximum initial sales charge permitted under National Association of Securities Dealers (NASD) Rules of Fair Practice. The waiver/reimbursement levels shown reflect Nuveen's current undertaking, made in connection with its acquisition of Flagship Resources as described in "Fund Service Providers--Investment Adviser," to continue Flagship's general dividend-setting practices.

(5) The expenses shown assume that you redeem your shares at the end of each holding period. Class B shares convert to Class A shares after eight years. If instead you redeemed your shares immediately prior to the end of each holding period, your expenses would be higher. If you did not redeem Class B shares at the end of each holding period, your expenses would have been $16 for the one year period, $49 for the three year period, $84 for the five year period, and $164 for the ten year period. This example does not represent past or future expenses; actual expenses may be higher or lower.

FUND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. There is no assurance that the funds will achieve their investment objective.

INVESTOR SUITABILITY

The funds are a suitable investment for tax-conscious investors seeking to:

- Earn regular monthly tax-free dividends;

- Preserve investment capital over time;

- Reduce taxes on investment income;

- Set aside money systematically for retirement, estate planning or college funding.

The funds are not a suitable investment for individuals seeking to:

- Pursue an aggressive, high-growth investment strategy;

- Invest through an IRA or 401k plan;

- Avoid fluctuations in share price.

HOW THE FUNDS SELECT INVESTMENTS

TAX-FREE MUNICIPAL BONDS

The funds invest substantially all of their assets (at least 80%) in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes. Income from these bonds may be subject to the federal alternative minimum tax.

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source.

FOCUS ON QUALITY MUNICIPAL BONDS

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase leases where the issuer has a strong incentive to continue making appropriations until maturity.

Bond ratings are furnished by Standard & Poor's Corporation, Fitch Investors Services, and Moody's Investors Services. The ratings BBB and Baa are not identical -- S&P and Fitch consider bonds rated BBB to have adequate capacity to pay principal and interest; Moody's considers bonds rated Baa to have some speculative characteristics. Bond ratings represent the opinions of the ratings agencies; they are not absolute standards of quality.

VALUE INVESTING STRATEGY

The funds' investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return potential. The adviser emphasizes fundamental research and selects municipal bonds on the basis of its evaluation of each bond's relative value in terms of current yield, price, credit quality and future prospects. The adviser then monitors each fund's portfolio to assure that municipal bonds purchased continue to represent over time, in its opinion, the best values available.

PORTFOLIO MATURITY

Each fund purchases municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average maturity within a defined range. All of the funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years. See "Defensive Investment Strategies" below for further information.

PORTFOLIO TURNOVER

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

DELAYED DELIVERY TRANSACTIONS

Each fund may buy or sell bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since securities are subject to market fluctuation, the value of the bonds at time of delivery may be less (or more) than cost.

RISK REDUCTION STRATEGIES

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Interest rate risk is the risk that changes in market interest rates will affect the value of a fund's investment portfolio. In general, the value of a municipal bond falls when interest rates rise, and increases when interest rates fall. Credit risk is the risk that an issuer of a municipal bond is unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds are perceived to carry a greater degree of risk in the issuer's ability to make interest and principal payments. Municipal bonds with longer maturities (durations) or lower ratings generally provide higher current income, but are subject to greater price fluctuation due to changes in market conditions than bonds with shorter maturities or higher ratings, respectively.

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. These risks may be greater for the Alabama, Georgia, Louisiana, North Carolina and South Carolina Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the Tennessee Fund described in this prospectus, which is a diversified fund.

The funds limit your investment risk generally by restricting the types and maturities of municipal bonds they purchase, and by diversifying their investment portfolios across different industry sectors. The funds should be considered long-term investments and may not be suitable for investors with shortterm investment horizons.

INVESTMENT LIMITATIONS

The funds have adopted certain investment limitations (based on total fund assets) designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

- 25% in any one industry sector, such as electric utilities or health care; and

- 10% in borrowings (33% if used to meet redemptions).

As a diversified fund, the Tennessee Fund also may not have more than:

- 5% in securities of any one issuer (except U.S. government securities or for 25% of each fund's assets).

DEFENSIVE INVESTMENT STRATEGIES

Each fund may invest in high quality short-term municipal securities in order to reduce risk and preserve capital. Under normal market conditions, each fund may invest only up to 20% of net assets in short-term municipal securities that are exempt from regular federal income tax, although the funds may invest up to 100% as a temporary defensive measure in response to adverse market conditions. During temporary defensive periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described above under "Portfolio Maturity."

If suitable short-term municipal investments are not reasonably available, the funds may invest in short-term taxable securities that are rated Aaa or AAA, by Moody's or S&P, respectively, or issued by the U.S. government, and that have a maturity of one year or less or have a variable interest rate.

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

FUNDAMENTAL INVESTMENT POLICIES

Each fund's investment objective as well as the policies described above in "Focus on Quality Municipal Bonds" and "Risk Reduction Strategies" are fundamental and may not be changed without the approval of a majority of the shareholders of each fund.

INVESTING IN THE FUNDS

HOW TO BUY FUND SHARES

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. Reinvestment of Nuveen unit trust distributions have no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the statement of additional information, may be eligible for lower minimums. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will receive that day's share price; otherwise you will receive the next business day's share price.

BUYING SHARES THROUGH A FINANCIAL ADVISER

You may buy fund shares through your financial adviser, who can handle all the details for you, including establishing an account with Nuveen. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an ongoing basis to assure your investments continue to meet your needs as circumstances change.

Financial advisers are usually paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services.

If you do not have a financial adviser, call (800) 621-7227 and Nuveen can refer you to one in your area.

BUYING SHARES BY MAIL

You may also open an account and purchase shares by mail by completing the enclosed Nuveen application and mailing it along with your check (payable to the appropriate fund) to the address listed under "How to Contact Nuveen." Sales charges are not waived when you buy shares by mail.

Each fund reserves the right to reject any purchase order and waive or increase minimum investment requirements. The funds also reserve the right to suspend the issuance of shares at any time; any suspension, however, will not affect your ability to redeem shares.

HOW TO SELECT A PURCHASE OPTION

The funds offer you a variety of flexible options when buying shares. Whether you typically work with a financial adviser on a commission or a fee basis or prefer to work on a more self-directed basis, you can purchase shares in the way that is most suited to your individual circumstances and investment needs. Each of the four available ways to purchase fund shares is called a class of shares:
Class A, Class B, Class C and Class R. While each of these classes features different sales charges, on-going fees and eligibility requirements, each entitles you to a share of the same portfolio of municipal bonds.

Selecting the class of shares which is most appropriate for you will depend on a variety of factors. You should weigh carefully whether you and your financial adviser work on a commission or fee basis, the types of services that you will receive, the amount you intend to buy, how long you plan to own your investment and whether or not you will reinvest dividends. If you compensate your financial adviser directly, you should consider the fees your financial adviser charges for investment advice or handling your trades in addition to any sales charges and fees imposed by the funds. Please refer to your financial adviser's sales material for further information. Each class of shares is described in more detail below and under "Fund Service Providers -- The Distributor." Your financial adviser can explain each option and help you determine which is most appropriate for you, or you can call (800) 621-7227.

BUYING CLASS A SHARES

You may buy Class A shares at their public offering price on the day of purchase. The price you pay will equal the Class A NAV (net asset value) plus a sales charge based upon the amount of your purchase. Class A shares also bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service.

The following Class A sales charges and commissions apply to all funds described in this prospectus:

CLASS A SALES CHARGES AND COMMISSIONS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AUTHORIZED
                                                           SALES CHARGE                                        DEALER COMMISSION
                                     --------------------------------------------------------                  -----------------
                                            AS % OF                          AS % OF YOUR                           AS % OF
   PURCHASE AMOUNT                   PUBLIC OFFERING PRICE                  NET INVESTMENT                   PUBLIC OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------------
        Up to $50,000                                 4.20%                              4.38%                              3.70%
      $50,000-100,000                                 4.00                               4.18                               3.50
     $100,000-250,000                                 3.50                               3.63                               3.00
     $250,000-500,000                                 2.50                               2.56                               2.00
   $500,000-1,000,000                                 2.00                               2.04                               1.50
  $1,000,000 and over                                   --(1)                              --                                 --(1)
----------------------------------------------------------------------------------------------------------------------------------

(1) Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen may also make ongoing payments to authorized dealers to facilitate the marketing and administration of new and existing shareholder accounts, including payments for advertising. The statement of additional information contains further information about these programs.

OTHER SALES CHARGE DISCOUNTS

Nuveen offers a number of programs that enable you to reduce or eliminate the sales charge on Class A shares:

SALES CHARGE REDUCTIONS

- Rights of Accumulation

- Letter of Intent

- Group Purchase

SALES CHARGE WAIVERS

- Nuveen Unit Trust Reinvestment

- Purchases using Redemptions from Unrelated Funds

- Fee-Based Programs

- Bank Trust Departments

- Certain Employees of Nuveen or Authorized Dealers

Please refer to the statement of additional information for detailed descriptions of these programs. Further information on these programs is also available through your financial adviser or by calling (800) 621-7227. Your financial adviser can also provide and help you prepare the necessary application forms. You or your financial adviser are responsible for notifying Nuveen about your eligibility for any sales charge reduction or waiver at the time of each purchase.

The funds may modify or discontinue these programs at any time upon written notice to shareholders.

BUYING CLASS B SHARES

You may buy Class B shares at their public offering price on the day of purchase. The price you pay will equal the Class B NAV. There is no initial sales charge, but Class B shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.75% annual distribution fee which compensates Nuveen for paying your financial adviser a 4% commission at the time of purchase.

Class B shares convert automatically to Class A shares eight years after purchase. Class B shares will convert only if the fund is assured that the conversion does not generate tax consequences for investors, based upon the opinion of outside counsel or the written assurance of the IRS.

CLASS B CONTINGENT DEFERRED SALES CHARGE

If you redeem Class B shares within six years of purchase, you will be assessed a contingent deferred sales charge (CDSC) based upon the following schedule:

---------------------------------------------------------------------------------------------------------------------
                                                     DURING YEAR
---------------------------------------------------------------------------------------------------------------------
                                                       1         2         3         4         5         6        7+
---------------------------------------------------------------------------------------------------------------------
CDSC                                                  5%        4%        4%        3%        2%        1%        0%
---------------------------------------------------------------------------------------------------------------------

The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS C SHARES

You may buy Class C shares at their public offering price on the day of purchase. The price you pay will equal the Class C NAV. There is no initial sales charge, but Class C shares bear a 0.20% annual service fee which compensates your financial adviser for providing you with ongoing service, and a 0.55% annual distribution fee which compensates Nuveen for paying your financial adviser for the sale, including a 1% commission at the time of sale.

If you redeem your Class C shares within one year of purchase, you may be assessed a CDSC of 1%. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

BUYING CLASS R SHARES

Under limited circumstances, you may purchase Class R shares at their net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described under "Other Sales Charge Discounts" above to purchase Class A shares without a sales charge (excluding Unit Trust reinvestment) or meet certain other purchase size criteria. Please refer to the statement of additional information for further information. There are no sales charges or ongoing fees. Class R shares have lower ongoing expenses than Class A shares.

HOW TO SELL FUND SHARES

You may use one of the methods described below to redeem your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your redemption request in good order. Your redemption request must be received before the close of trading of the New York Stock Exchange (normally 4 p.m. Eastern time) for you to receive that day's price. The funds do not charge any redemption fees, although you will be assessed a CDSC were applicable.

SELLING SHARES THROUGH YOUR FINANCIAL ADVISER

You may sell fund shares by contacting your financial adviser who can provide and help you prepare all the necessary documentation. Your financial adviser may charge you for this service.

SELLING SHARES BY TELEPHONE

Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 621-7227. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on record. If you have established electronic funds transfer privileges on your account, you may have redemption proceeds transferred electronically to your bank account; if you are redeeming $1,000 or more, you may expedite your request by having your redemption proceeds wired directly into your bank account. See "Fund Direct -- Electronic Funds Transfer" below.

Nuveen, the transfer agent, or the fund will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

SELLING SHARES BY MAIL

You may sell fund shares by mail by sending a written request to Nuveen at the address listed below under "How to Contact Nuveen." Your request must include the following information:

- The fund's name;

- Your name and account number;

- The dollar or share amount you wish to redeem;

- The signature of each owner exactly as it appears on the account;

- The name of the person you want your redemption proceeds paid to, if other than to the shareholder of record;

- The address you want your redemption proceeds sent to, if other than the address of record;

- Any certificates you have for the shares; and

- Any required signature guarantees.

Signatures must be guaranteed if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder on record, or you want the check sent to another address (or the address on record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Unless other arrangements are made, checks will be sent to your address on record. Checks will normally be mailed within one business day, but in no event more than seven days from receipt of your redemption request. If any shares were purchased less than 15 days prior to your request, the fund will not mail your redemption proceeds until the check for your purchase has cleared, which may take up to 15 days.

Each fund may suspend redemptions or delay payment on redemptions for more than seven days (three days for street name accounts) in certain extraordinary circumstances as described in the statement of additional information.

OPERATION OF THE CDSC

When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

ACCOUNT MINIMUMS

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active unit trust reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

EXCHANGING SHARES

You may exchange fund shares at any time for the same class of shares in another Nuveen national or state mutual fund. You may exchange fund shares by calling
(800) 621-7227 or by mailing your written request to Nuveen at the address listed under "How to Contact Nuveen."

You must have owned your fund shares for at least 15 days and your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. No CDSC will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determining any future CDSC. You may not exchange Class B shares for shares of a Nuveen money market fund.

Because an exchange is treated for tax purposes as the concurrent sale and purchase of fund shares, you should consult your tax adviser about the tax consequences of any contemplated exchange. Each fund reserves the right to limit or terminate exchange privileges if it believes doing so is in the best interests of fund shareholders.

RESTRICTIONS ON MARKET TIMING

The exchange privilege is not intended to permit you to use a fund for shortterm trading. Excessive exchange activity may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on fund shareholders. In order to limit excessive exchange activity and in other circumstances where the funds' investment adviser believes doing so would be in the best interests of the fund, each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. You will be notified in the event this happens to the extent required by law.

OPTIONAL FEATURES AND SERVICES

SYSTEMATIC INVESTMENT

Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see "Fund Direct -- Electronic Funds Transfer" below), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate section of the account application. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800) 621-7227.

One of the benefits of systematic investing is "dollar cost averaging." Because you are making fixed payments, you buy fewer shares when the price is high, and more when the price is low. As a result, the average price you pay will be less than the average share price of fund shares over this period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way.

Systematic investing may also make you eligible for reduced sales charges on shares of the fund as well as other Nuveen mutual funds (see "Other Sales Charge Discounts").

THE POWER OF SYSTEMATIC INVESTING

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

THE POWER OF SYSTEMATIC INVESTING

[LOGO]

SYSTEMATIC WITHDRAWALS

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct -- Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

REINSTATEMENT PRIVILEGE

If you redeem fund shares, you may reinvest all or part of your redemption proceeds in shares of the same class up to one year later without incurring any applicable sales charges, and your prior holding period will be reinstated for the purpose of determining applicable sales charges. You may exercise this privilege only once per redemption request.

If you paid a CDSC, your CDSC will be refunded and your holding period reinstated. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege.

FUND DIRECT-ELECTRONIC FUNDS TRANSFER

You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account application or the Account Update Form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800) 621-7227. You may use Fund

Direct to quickly and conveniently purchase or sell shares by telephone, systematically invest or withdraw funds, or send dividend payments directly to your bank account.

In addition, if you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be sent by Federal Reserve wire directly into your bank account. While you will generally receive your redemption proceeds more quickly than a regular telephone redemption via Fund Direct, the fund may charge you a fee for this expedited service.

DIVIDENDS AND TAXES

HOW THE FUNDS PAY DIVIDENDS

The funds pay tax-free dividends monthly and any taxable capital gains or other distributions once a year in December. The funds declare dividends on or about the ninth of each month and generally pay dividends on the first business day of the following month.

PAYMENT AND REINVESTMENT OPTIONS

The funds automatically reinvest your dividends each month in additional fund shares of the same share class unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of the same share class of another Nuveen mutual fund. If you wish to do so, complete the appropriate section of the account application, contact your financial adviser or call Nuveen at (800) 621-7227.

CALCULATION OF FUND DIVIDENDS

Each fund pays dividends based upon its past and projected net income in order to distribute substantially all of its net income each fiscal year.

In order to maintain a more stable monthly dividend, each fund may sometimes distribute less or more than the amount of net income earned in a particular period as a result of fluctuations in a fund's net income. Undistributed net income is included in the fund's share price; similarly, distributions from previously undistributed net income reduce the fund's share price. This dividend policy is not expected to affect the management of a fund's portfolio.

Dividends for Class A, B, C and R shares are determined in the same manner and at the same time. Dividends per share will vary based on which class of fund shares you own, reflecting the different ongoing fees and other expenses of each class.

TAXES AND TAX REPORTING

The discussion below and in the statement of additional information provides general tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of a specific fund investment.

Each fund primarily invests in municipal bonds from a specific state or in municipal bonds whose income is otherwise exempt from regular federal, state and local income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal, state and, in some cases, local income taxes. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net longterm capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of its investment income by state and the portion of its income that is subject to AMT. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name; Nuveen will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

If you purchase fund shares shortly before the record date for a taxable dividend, the entire dividend you receive may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. This is commonly known as "buying a dividend." Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

REDEEMING SHARES HELD LESS THAN SIX MONTHS

If you sell or exchange shares that you have owned for less than six months and you recognized a short-term capital loss when you redeemed your shares, the loss you can claim will be reduced by the amount of tax-free dividends paid to you on those shares. Any remaining short-term capital loss will be treated as long-term capital loss to the extent you also received capital gain dividends on those shares. You should consult your tax adviser for complete information about these rules. Please consider the tax consequences carefully when contemplating a redemption.

OTHER IMPORTANT TAX INFORMATION

In order to avoid corporate taxation of its earnings and to pay tax-free dividends, each fund must meet certain I.R.S. requirements that govern the fund's sources of income, diversification of assets and distribution of earnings to shareholders. Each fund has met these requirements in the past and intends to do so in the future. If a fund failed to do so, the fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income.

A fund may be required to withhold 31% of certain of your dividends if you have not provided the fund with your correct taxpayer identification number (normally your social security number), or if you are otherwise subject to back-up withholding.

If you receive social security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

If you borrow money to buy fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, fund shares may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money.

If you are subject to the alternative minimum tax, a portion of your regular monthly dividends may be taxable.

TAXABLE EQUIVALENT YIELDS

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

TAXABLE EQUIVALENT OF TAX-FREE YIELDS

----------------------------------------------------------------------------
                                            TAX-FREE YIELD
         TAX               -------------------------------------------------
        RATE               4.00%      4.50%      5.00%      5.50%      6.00%
----------------------------------------------------------------------------
28.0%                      5.56%      6.25%      6.94%      7.64%      8.33%
31.0%                      5.80%      6.52%      7.25%      7.97%      8.70%
36.0%                      6.25%      7.03%      7.81%      8.59%      9.37%
39.6%                      6.62%      7.45%      8.28%      9.11%      9.93%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

GENERAL INFORMATION

HOW TO CONTACT NUVEEN

GENERAL INFORMATION

If you would like general information about Nuveen Mutual Funds or any other Nuveen product, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time.

PURCHASES, REDEMPTIONS AND OTHER TRANSACTIONS

If you are calling to purchase or redeem shares, request an exchange or conduct other account transactions, call (800) 621-7227 between 7:30 a.m. and 7:00 p.m. Central time. If you are sending a written request to Nuveen, you should mail your request to the following address:

Nuveen Mutual Funds
P.O. Box 5330
Denver, CO 80217-5330
 27

When purchasing fund shares by mail, please be sure to include a check made out to the name of the Fund and mark clearly on your check which class of shares you are purchasing. If you do not specify which class of shares you are purchasing, Nuveen will assume you are buying Class A shares if you are opening a new account; if you are adding to an existing account, Nuveen will assume you wish to buy more shares of the class you already own.

FUND SERVICE PROVIDERS

INVESTMENT ADVISER

Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Trustees oversees the activities of Nuveen Advisory, which also include managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a whollyowned subsidiary of John Nuveen & Co. Incorporated, which itself is approximately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to all funds described in this prospectus:

MANAGEMENT FEES

-------------------------------------------------
AVERAGE DAILY NET ASSET VALUE      Management Fee
-------------------------------------------------
For the first $125 million                0.5500%
For the next $125 million                 0.5375%
For the next $250 million                 0.5250%
For the next $500 million                 0.5125%
For the next $1 billion                   0.5000%
For assets over $2 billion                0.4750%
-------------------------------------------------

For more information about fees and expenses, see the fund operating expense tables in the Fund Summaries.

PORTFOLIO MANAGERS

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


Michael Davern is the portfolio manager for the Alabama and Georgia Funds. Mr. Davern has managed these funds since 1994, first as a Vice President of Flagship Financial Inc., the funds' prior investment adviser, and then as a Vice President of Nuveen Advisory after the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Walter Parker is the portfolio manager for the North Carolina, South Carolina, and Tennessee Funds. Mr. Parker has managed these funds since 1995, and since 1994 had been a Vice President of Flagship Financial Inc., the funds' prior investment adviser, until becoming a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Jan Terbrueggen is the portfolio manager for the Louisiana Fund. Mr. Terbrueggen has managed the fund as a Vice President of Flagship Financial Inc., the funds' prior investment adviser, since 1992, until becoming a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997.


THE DISTRIBUTOR

John Nuveen and Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940.

The plan authorizes each fund to pay Nuveen an annual 0.20% service fee on the average daily net assets of each class of shares outstanding. The plan also authorizes each fund to pay Nuveen an annual 0.75% distribution fee on the average daily net assets of Class B shares outstanding. The plan also authorizes each fund to pay Nuveen an annual 0.55% distribution fee on the average daily net assets of Class C shares outstanding. In order to help compensate Nuveen for the sales commission paid to financial advisers at the time of sale on sales of Class B and Class C shares, Nuveen retains the first year's service fee on sales of Class B shares and all Class B distribution fees, and retains the first year's service and distribution fees on sales of Class C shares. Otherwise, Nuveen pays these fees to the broker of the record. The statement of additional information contains a detailed description of the plan and its provisions.

TRANSFER AGENT

The funds have appointed Boston Financial, P.O. Box 8509, Boston, MA, 02266-8509, as the transfer agent responsible for distributing dividend payments and providing certain bookkeeping, data processing and other administrative services in connection with the maintenance of shareholder accounts.

HOW THE FUNDS REPORT PERFORMANCE

Each fund may quote its yield and total return in reports to shareholders, sales literature and advertisements. The funds may also compare their investment results to various passive indices or other mutual funds with similar investment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other industry publications. See the statement of additional information for a more detailed discussion.

You may find more information about each fund's performance in its annual report. Call Nuveen at (800) 621-7227 for a free copy.

HOW FUND SHARES ARE PRICED

The share price for each class of fund shares, also called its net asset value
(NAV), is calculated every business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time). The net asset value for a class of fund shares is computed by calculating the total value of the class' portion of the fund's portfolio investments and other assets, subtracting any liabilities or other debts, and dividing by the total number of its shares outstanding.

The prices of municipal bonds in each fund's investment portfolio are provided by a pricing service approved and supervised by the fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions.

ORGANIZATION

The Trust is an open-end investment company under the Investment Company Act of 1940, consisting of multiple funds. The shares of each fund are divided into classes. Each class of shares represents an interest in the same portfolio of investments and the shares of each class have equal rights as to voting, redemption, dividends and liquidation. However, each class bears different sales charges and service fees.

The funds are not required to and do not intend to hold annual meetings. Shareholders owning ten percent or more of a fund's outstanding shares may call a special meeting for any purpose, including to elect or remove trustees or to change fundamental policies.

APPENDIX

SPECIAL STATE CONSIDERATIONS

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the statement of additional information for further information.

ALABAMA

The industrialization of Alabama's economy over the past two decades has resulted in a manufacturing sector that represents just over a quarter of the state's gross product and 21.7% of employment. In recent years, the importance of the service sector has grown as regional concentrations such as the medical complex in Birmingham and the high technology research center at Huntsville stimulate growth. The trade and service sectors have provided 75% of job growth in recent years.

The state's unemployment rate was 4.5% in June 1997. Per capita income growth significantly outpaced the national average during the period from 1980 to 1990. However, personal income in the state remains below the national median at $20,055, about 82% of the U.S. per capita average.

Moody's gives Alabama general obligation bonds an Aa rating while Standard & Poor's gives them an AA rating.

TAX TREATMENT.

The Alabama Fund's regular monthly dividends will not be subject to Alabama personal income taxes to the extent they are paid out of income earned on Alabama municipal bonds or U.S. government securities. You will be subject to Alabama personal income taxes, however, to the extent the Alabama Fund realizes any taxable income or capital gains even if such income or gains are not distributed to you as dividends, or if you sell or exchange Alabama Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Alabama Fund is similar to that described above.

GEORGIA

One of the nation's fastest growing states in terms of population, Georgia has benefited from steady economic and employment growth as a result of the State's stable and broad-based trade and service economy, low average cost of living, and extensive transportation infrastructure. This economic growth as well as the State's healthy financial position were recognized in the State's recent rating upgrade from AA+ to AAA by Standard & Poor's.

The State's unemployment level is low at 4.4% in June, 1997, down from 5.1% in June of 1996. Per capita income is $22,709, which is about 94% of the national average and 104% of the region.

Georgia's tight financial policies and conservative management have resulted in a substantial operating surplus of $476 million and an unreserved general fund balance of $621 million in fiscal 1996. The large surplus enabled the State to increase reserves for debt service and expand the fiscal 1997 budget. As of July 31, 1997, Georgia's general obligation debt carries triple-A ratings from Standard & Poor's, Moody's, and Fitch.

TAX TREATMENT.

The Georgia Fund's regular monthly dividends will not be subject to Georgia personal income taxes to the extent they are paid out of income earned on Georgia municipal bonds or U.S. government securities. You will be subject to Georgia personal income taxes, however, to the extent the Georgia Fund distributes any taxable income or realized capital gains, or if you sell or exchange Georgia Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Georgia Fund is similar to that described above.

LOUISIANA

Louisiana's economic base has experienced some improvement after the recession of the 1980's. Per capita personal income has improved and was $19,824 in 1996, but remains flat at about 80% of the national average. The annual average unemployment rate for the State in 1996 was 6.7%, well above the national average of 5.4%. Employment projections show increases of approximately 2% annually, with 66,000 additional jobs expected in the next two years.

The State possesses natural resources which have played a significant role in driving the economy. Chemicals provide the largest employment in the manufacturing industry. Tourism is the second largest industry in the state, adding $6.6 billion to the economy and generating $450 million in state and local taxes by the end of 1995. Louisiana will continue to rely on the gaming industry, despite a sector employment drop of about 4% in 1996 due to the consolidation and downsizing of hotels and casinos.

Financial operations have stabilized somewhat in recent years. The General Fund ending balance increased 36% from fiscal year 1995 to fiscal year 1996. Debt service comprises approximately 4% of State expenditures. Debt levels have moderated, declining approximately 42% since extremely high levels in 1987. This decline is partly due to the recent retirement and defeasement of bonds once issued by the Louisiana Recovery District to recover deficits experienced in the 1980's.

The State of Louisiana general obligation bond ratings by Standard & Poor's and Fitch are A- and A, respectively. Moody's revised Louisiana's general obligation rating from Baa1 to A3 in March of 1997.

TAX TREATMENT.

The Louisiana Fund's regular monthly dividends will not be subject to Louisiana personal income tax to the extent they are paid out of income earned on Louisiana municipal obligations or U.S. government securities. You will be subject to Louisiana personal income tax, however, to the extent the Louisiana Fund distributes any taxable income or realized capital gains, or if you sell or exchange Louisiana Fund shares and realize capital gain on the transaction.

The treatment of corporate shareholders of the Louisiana Fund is similar to that described above.

NORTH CAROLINA

North Carolina's economy continues to grow and diversify. The State ranks among the top ten states in economic growth, as measured by employment, population, and personal income growth. While manufacturing remains the State's major employment sector, the services and retail trade sectors also supply a significant percentage of employment. Growth in the high-technology sector has helped diversify the State's economy and also has helped offset recent employment losses in the textile, apparel, and tobacco industries.

The State's unemployment rate was 3.6% in June 1997, below the national average of 5.0% in June 1997 and down from the State's 4.3% rate in June 1996. Per capita income grew to $22,010 in 1996 but remains below the national average of $24,731.

The State has implemented sound financial policies and maintains low debt levels. Its Constitution mandates that total expenditures not exceed receipts for the same period plus any surplus available at the start of the fiscal year. These conservative policies, combined with the State's economic recovery, resulted in budget surpluses in each fiscal year 1992-1996. In February 1997, Moody's, Standard & Poor's, and Fitch confirmed their respective triple-A ratings for the State.

TAX TREATMENT.

The North Carolina Fund's regular monthly dividends will not be subject to North Carolina personal income taxes to the extent they are paid out of income earned on North Carolina municipal bonds or obligations of the U.S. government. You will be subject to North Carolina personal income taxes, however, to the extent the North Carolina fund distributes any taxable income or realized capital gains, or if you sell or exchange North Carolina Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the North Carolina Fund is similar to that described above.

SOUTH CAROLINA

Though still reliant on the textile industry, South Carolina's economy has diversified into other areas such as trade, services, and durable goods manufacturing. While not a wealthy state, employment growth has outpaced the national growth rate. Steady economic gains are expected to continue. The strength of the job market, combined with low housing costs and the State's attractive climate, are expected to continue to attract new residents.

The State's June 1997 unemployment rate of 5.1% stands slightly above the 5.0% national level. Per capita income was $19,755 in 1996, equal to about 81% of the national average with personal income growth exceeding the national growth rate.

South Carolina's Constitution mandates a balanced budget and employs several means to ensure its achievement. The Constitution also requires the government to set aside 3% of general fund revenues in a General Reserve Fund and 2% in a Capital Reserve Fund as a hedge against any year end deficit. This sound fiscal policy allowed South Carolina to end fiscal 1996 with a general fund balance of $285 million, $26 million over fiscal 1995. As of July 31, 1997, South Carolina's general obligation debt carries triple-A ratings from Standard & Poor's, Moody's and Fitch.

TAX TREATMENT.

The South Carolina Fund's regular monthly dividends will not be subject to South Carolina personal income taxes to the extent they are paid out of income earned on South Carolina municipal bonds or U.S. government securities. You will be subject to South Carolina personal income taxes, however, to the extent the South Carolina Fund distributes any taxable income or realized capital gains, or if you sell or exchange South Carolina Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the South Carolina Fund is similar to that described above.

TENNESSEE

Tennessee's economy has diversified over the past several years. Traditionally a manufacturing state, Tennessee has shifted toward services and trade industries. Tennessee's average annual unemployment rate in 1996 was 5.2%, compared to the national average rate of 5.4%. The state's population has grown steadily by approximately 1% annually. Personal income grew over 87% from 1983 to 1993 to reach $18,434 per capita. The per capita average increased again to $21,764 in 1996.

Tennessee's Constitution requires that a fiscal year's expenditures not exceed that year's revenues and available reserves. Taxes represent the largest source of governmental revenues, comprising 50.3% of revenues in 1996. At 1996 fiscal year end, general obligation debt in Tennessee totaled $634.7 million. Tennessee's solid fiscal budget management is reflected in its general obligation ratings of Aaa/AA+/AAA by Moody's, Standard & Poor's and Fitch, respectively.

TAX TREATMENT.

The Tennessee Fund's regular monthly dividends will not be subject to Tennessee personal income taxes to the extent they are paid out of income earned on or capital gains realized from the sale of Tennessee municipal bonds or U.S. government securities. You will be subject to Tennessee personal income taxes, however, to the extent the Tennessee Fund distributes any taxable income or realized capital gains on other securities. You will not be subject to Tennessee personal income taxes if you sell or exchange Tennessee Fund shares.

The treatment of corporate shareholders of the Tennessee fund differs from that described above.

                         NUVEEN FAMILY OF MUTUAL FUNDS

Nuveen's family of funds offers a variety of funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

GROWTH AND INCOME FUNDS

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

National Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term

STATE FUNDS

Alabama                           Kentucky(3)                       New York(1)
Arizona                           Louisiana                         North Carolina
California(1)                     Maryland                          Ohio
Colorado                          Massachusetts(1)                  Pennsylvania
Connecticut                       Michigan                          South Carolina
Florida(2)                        Missouri                          Tennessee
Georgia                           New Jersey(2)                     Virginia
Kansas                            New Mexico                        Wisconsin

(1) Long-term and insured long-term portfolios.

(2) Long-term and intermediate-term portfolios.

(3) Long-term and limited-term portfolios.

NUVEEN FAMILY OF MUNICIPAL BOND FUNDS

[MAP APPEARS HERE]

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227
www.nuveen.com

                NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND

            Relating to the Acquisition of Assets and Liabilities of
                Nuveen Flagship Alabama Municipal Bond Fund and
               Nuveen Flagship South Carolina Municipal Bond Fund


                              DATED: JUNE 22, 1998


                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information provides information about the Nuveen Flagship All-American Municipal Bond Fund (the "All-American Fund" or a "Fund"), a series of the Nuveen Flagship Municipal Trust, an open-end investment company organized as a Massachusetts business trust ("Municipal Trust"), in addition to information contained in the Prospectus/Proxy Statement of the All-American Fund, dated June 22, 1998, which also serves as the proxy statement of the Nuveen Flagship Alabama Municipal Bond Fund (the "Alabama Fund") and Nuveen Flagship South Carolina Municipal Bond Fund (the "South Carolina Fund") (both the Alabama Fund and the South Carolina Fund are sometimes referred to collectively as the "Funds" or the "State Funds"), a series of the Nuveen Flagship Multistate Trust III, an open-end investment company organized as a Massachusetts business trust (the "Multistate Trust"), in connection with the issuance of Class A, B, C and R shares of the All-American Fund to shareholders of the State Funds. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Joint Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the Funds located at 333 West Wacker Drive, Chicago, Illinois 60606 (telephone No. (312) 917-7700 or (800) 414-7447).


                               TABLE OF CONTENTS

                                                                PAGE
Proposed Reorganizations of the Alabama and South Carolina    1
  Funds.....................................................
Additional Information About the All-American Fund..........  1
Additional Information About the Alabama and South Carolina   1
  Funds.....................................................
Financial Statements........................................  1
Plan and Agreement of Reorganization........................  Exhibit A
Statement of Additional Information for the All-American      Exhibit B
  Fund......................................................
Statement of Additional Information for the Alabama and       Exhibit C
  South Carolina Funds......................................
Financial Statements for the All-American Fund..............  Exhibit D
Financial Statements for the Alabama Fund...................  Exhibit E
Financial Statements for the South Carolina Fund............  Exhibit F

     The Funds will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATIONS OF THE ALABAMA FUND AND THE SOUTH CAROLINA FUND


     The shareholders of each State Fund are being asked to approve an acquisition of all of the assets of each Fund solely in exchange for Class A, B, C and R shares of the All-American Fund and the All-American Fund's assumption of the liabilities of the State Funds (each a "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the All-American Fund and the State Funds (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit A.


ADDITIONAL INFORMATION ABOUT THE ALL-AMERICAN FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the All-American Fund, dated August 27, 1997, attached as Exhibit B to this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE ALABAMA AND SOUTH CAROLINA FUNDS

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Alabama and South Carolina Funds, dated September 26, 1997, attached as Exhibit C to this Statement of Additional Information.

FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) for the All-American Fund, the unaudited financial statements for the six months ended October 31, 1997 and audited financial statements for the fiscal year ended April 30, 1997, attached as Exhibit D hereto; (ii) for the Alabama Fund, the unaudited financial statements for the six months ended November 31, 1997 and the audited financial statements for fiscal year ended May 31, 1997, attached as Exhibit E hereto; (iii) for the South Carolina Fund, the unaudited financial statements for the six months ended November 31, 1997 and the audited financial statements for the fiscal year ended May 31, 1997, attached as Exhibit F hereto.

                                                                       EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION



     This Agreement and Plan of Reorganization (the "Agreement") is made as of April 25, 1998, by and among the Nuveen Flagship All-American Municipal Bond Fund (the "Acquiring Fund") a series of the Nuveen Flagship Municipal Trust, a Massachusetts business trust formed under the laws of the State of Massachusetts (the "Acquiring Fund Trust"), and the Nuveen Flagship Alabama Municipal Bond Fund and the Nuveen Flagship South Carolina Municipal Bond Fund (each an Acquired Fund, collectively, the Acquired Funds), both series of the Nuveen Flagship Multistate Trust III, a Massachusetts business trust formed under the laws of the State of Massachusetts (the "Acquired Fund Trust").


                                  WITNESSETH:


     WHEREAS, the Board of Trustees of the Acquiring Fund Trust and the Acquired Fund Trust, on behalf of the Acquiring Fund and Acquired Funds respectively, have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Acquired Funds is in the best interests of the shareholders of each respective fund; and


     WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.


     A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, each Acquired Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of such Acquired Fund (including accrued interest to the Closing Date), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").



     B. Consideration. In consideration thereof, the Acquiring Fund agrees that on the Closing Date, defined in Section 2 hereof, the Acquiring Fund will (i) deliver to each Acquired Fund, full and fractional Class A, Class B, Class C and Class R shares of beneficial interest of the Acquiring Fund having net asset values per share in an amount equal to the aggregate dollar value of the Assets net of any liabilities of such Acquired Fund described in Section 3E hereof (the "Liabilities") determined pursuant to Section 3A of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of each Acquired Fund's Liabilities. The calculation of full and fractional Class A, Class B, Class C and Class R shares of beneficial interest of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. On the Closing Date, the Acquiring Fund shall deliver to each Acquired Fund the Acquiring Fund Shares in the amount determined pursuant to this Section 1B and each Acquired Fund thereafter shall, in order to effect the distribution of such shares to such Acquired Fund's shareholders in liquidation of such Acquired Fund and in exchange for the shareholders' shares of the Acquired Fund, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares on a class by class basis) of each of the holders of record of shares of such Acquired Fund in accordance with their holdings of either Class A, Class B, Class C or Class R shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct. All Acquiring Fund Shares delivered to each Acquired Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other similar fee being imposed.


2. CLOSING OF THE TRANSACTION.


     Closing Date. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of each Acquired Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date").


3. PROCEDURE FOR REORGANIZATION.


     A. Valuation. The value of the Assets and Liabilities of each Acquired Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to each Acquired Fund.


     B. Delivery of Fund Assets. The Assets shall be delivered to The Chase Manhattan Bank, 4 New York Plaza, New York 10004, as custodian for the Acquiring Fund (the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Acquired Fund.


     C. Failure to Deliver Securities. If either Acquired Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Acquired Fund's securities for the reason that any of such securities purchased by such Acquired Fund have not yet been delivered to it by such Acquired Fund's broker or brokers, then, in lieu of such delivery, such Acquired Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.



     D. Shareholder Accounts. The Acquiring Fund, in order to assist each Acquired Fund in the distribution of the Acquiring Fund Shares to such Acquired Fund shareholders after delivery of the Acquiring Fund Shares to each Acquired Fund, will establish pursuant to the request of each Acquired Fund an open account with the Acquiring Fund for each shareholder of each Acquired Fund and, upon request by either Acquired Fund, shall transfer to such account the exact number of full and fractional Class A, Class B, Class C and Class R shares of the Acquiring Fund then held by such Acquired Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares.



     E. Liabilities. The Liabilities shall include all of each Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.



     F. Expenses. In the event that the transactions contemplated herein are consummated, each Acquired Fund agrees to pay (i) for the reasonable outside expenses of such Acquired Fund and the Acquiring Fund for the transactions contemplated herein which are solely and directly related to the reorganization; including, but not by way of limitation, the preparation of the Acquiring Fund Trust's Registration Statement on Form N-14 (the "Registration Statement") and the solicitation of such Acquired Fund shareholder proxies; (ii) such Acquired Fund's and Acquiring Fund's legal counsel's reasonable attorney's fees, which fees shall be payable pursuant to receipt of an itemized statement; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses of each Acquired Fund and the Acquiring Fund incurred to the date of termination of this Agreement shall be borne by Acquired Fund.



     G. Liquidation and Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Board of Trustees of the Acquired Fund Trust shall take all necessary and proper action to completely liquidate and terminate each Acquired Fund as a series in accordance with the Massachusetts Business Trust Law and the Trust's Declaration of Trust. Immediately after the Closing Date, the stock transfer books relating to each Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.



4. ACQUIRED FUNDS' REPRESENTATIONS AND WARRANTIES.



     Each Acquired Fund hereby represents and warrants, as to itself, to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:



     A. Organization. The Acquired Fund Trust is a Massachusetts business trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. Such Acquired Fund is a separate series of the Acquired Fund Trust duly designated in accordance with the applicable provisions of the Acquired Fund Trust's Declaration of Trust. The Acquired Fund Trust and such Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund Trust or such Acquired Fund. Such Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on such Acquired Fund.



     B. Registration. The Acquired Fund Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company and such registration has not been revoked or rescinded. Such Acquired Fund is a nondiversified series of the Acquired Fund Trust. The Acquired Fund Trust and such Acquired Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of such Acquired Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust.



     C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of such Acquired Fund audited as of and for the fiscal year ended May 31, 1997, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of such Acquired Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.



     D. Financial Statements. Each Acquired Fund shall furnish to the Acquiring Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of such Acquired Fund for the period ended November 30, 1997; and (ii) within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of such Acquired Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of each Acquired Fund as complying with the requirements hereof.



     E. Contingent Liabilities. There are no contingent Liabilities of such Acquired Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect such Acquired Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against such Acquired Fund which would, if adversely determined, materially affect such Acquired Fund's financial condition. All Liabilities were incurred by such Acquired Fund in the ordinary course of its business.



     F. Material Agreements. Such Acquired Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in such Acquired Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to such Acquired Fund to which such Acquired Fund is a party.



     G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of such Acquired Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of such Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.



     H. Corporate Authority. Such Acquired Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by such Acquired Fund's Board of Trustees, and except for obtaining approval of the holders of the shares of such Acquired Fund, no other corporate acts or proceedings by such Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by such Acquired Fund and constitutes the legal, valid and binding obligation of such Acquired Fund enforceable in accordance with its terms.



     I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by such Acquired Fund does not and will not (i) violate any provision of the Acquired Fund Trust's Declaration of Trust or the Designation of Series of such Acquired Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to such Acquired Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which such Acquired Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of such Acquired Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by such Acquired Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by such Acquired Fund of the transactions contemplated by this Agreement.



     J. Title. Such Acquired Fund has good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.



     K. Prospectus/Proxy Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform as it relates to such Acquired Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4K apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to such Acquired Fund by the Acquiring Fund.



     L. Tax Qualification. Such Acquired Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.



     M. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by such Acquiring Fund and those to which the Assets are subject.


5. THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES.


     The Acquiring Fund hereby represents and warrants to each Acquired Fund, which representations and warranties are true and correct on the date hereof, and agrees with each Acquired Fund that:



     A. Organization. The Acquiring Fund Trust is a Massachusetts business trust duly formed and in good standing under the laws of the State of Massachusetts and is duly authorized to transact business in the State of Massachusetts. The Acquiring Fund is a separate series of the Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust's Declaration of Trust. The Acquiring Fund Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on either the Acquiring Fund Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.



     B. Registration. The Acquiring Fund Trust is registered under the 1940 Act as an open-end management company and such registration has not been revoked or rescinded. The Acquiring Fund is a diversified series of the Acquiring Fund Trust. The Acquiring Fund Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive dissenters rights.



     C. Audited Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the fiscal year ended April 30, 1997, true and complete copies of which have been heretofore furnished to each Acquired Fund fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.



     D. Financial Statements. The Acquiring Fund shall furnish to each Acquired Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund for the period ended October 31, 1997 and (ii) within five
(5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

     E. Contingent Liabilities. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.

     F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

     G. Tax Returns. At the date hereof, all Federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

     H. Corporate Authority. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund's Board of Trustees, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms.


     I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) violate any provision of the Acquiring Fund Trust's Declaration of Trust or the Designation of Series of the Acquiring Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund or (iii) result in a violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.


     J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

     K. Shares of the Acquiring Fund: Registration. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.


     L. Shares of the Acquiring Fund: Authorization. Subject to the matters set forth in the Statement of Additional Information of the Acquiring Fund, under the heading "The Fund and the Trust", a copy of which has been furnished to each Acquired Fund, the shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable, subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust, by the Acquiring Fund Trust and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to each Acquired Fund.


     M. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable Federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5M apply to statements or omissions made in reliance upon and in conformity with written information concerning each Acquired Fund furnished to the Acquiring Fund by such Acquired Fund.


     N. Tax Qualification. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

6. COVENANTS.


     During the period from the date of this Agreement and continuing until the Closing Date each Acquired Fund, as to itself, and Acquiring Fund (except as expressly contemplated or permitted by this Agreement) agree as follows:



     A. Other Actions. The Acquired Funds and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.



     B. Government Filings; Consents. The Acquired Funds and Acquiring Fund shall file all reports required to be filed by the Acquired Funds and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Acquired Funds and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Massachusetts.



     C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Acquired Funds or Acquiring Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Acquired Funds shall promptly prepare and provide the Prospectus/Proxy Statement to the Acquiring Fund and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Acquired Funds and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Acquired Funds for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Acquired Funds and such affiliates without the prior written consent of the Acquired Funds which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Acquired Funds with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Acquired Funds shall furnish all information concerning the Acquired Funds and the holders of the Acquired Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.



     D. Access to Information. During the period prior to the Closing Date, the Acquired Funds shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Acquired Funds each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

     E. Shareholders Meeting. The Acquired Funds shall call a meeting of the Acquired Funds shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of such Acquired Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Acquired Funds shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.



     F. Coordination of Portfolios. The Acquired Funds and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Funds and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Funds' portfolio, the resulting portfolio will meet the Acquiring Funds' investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Funds.



     G. Distribution of the Shares. At Closing each Acquired Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Acquired Funds' shareholders and such that each Acquired Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. Each Acquired Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. Each Acquired Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.



     H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Acquired Funds and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.


     I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the appropriate party or parties to this Agreement shall take all such necessary action.


     J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Acquired Funds and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.



     K. Tax Status of Reorganization. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund Trust, the Acquiring Fund Trust, the Acquiring Fund nor the Acquired Funds shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund Trust, the Acquiring Fund Trust, the Acquiring Fund and the Acquired Funds will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder, Price, Kaufman & Kammholz to render the tax opinion contemplated herein.



     L. Declaration of Dividend. At or immediately prior to the Closing Date, each Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.



7. CONDITIONS TO OBLIGATIONS OF EACH ACQUIRED FUND.



     The obligations of each Acquired Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by such Acquired Fund, of the following conditions:



     A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest in such Acquired Fund.

     B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and such Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to such Acquired Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.


     C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

     D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

     E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.


     F. Tax Opinion. Such Acquired Fund shall have obtained an opinion from Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Funds, addressed to the Acquiring Fund Trust, Acquired Fund Trust, Acquired Funds and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.



     G. Opinion of Counsel. Such Acquired Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz dated as of the Closing Date, addressed to the Acquired Funds substantially in the form and to the effect that: (i) the Acquiring Fund Trust is duly formed and in good standing as a business trust under the laws of the State of Massachusetts; (ii) the Board of Trustees of the Acquiring Fund Trust has duly designated the Acquiring Fund as a series of the Acquiring Fund Trust pursuant to the terms of the Declaration of Trust of the Acquiring Fund Trust; (iii) the Acquiring Fund Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund; except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity at law); (v) neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund Trust or Acquiring Fund of the transactions contemplated thereby contravene the Acquiring Fund Trust's Declaration of Trust, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Acquiring Fund Trust as being applicable to the Acquiring Fund Trust or the Acquiring Fund; (vi) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Acquiring Fund or might have a material adverse effect on the value of any assets of the Acquiring Fund; (vii) the Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust, be validly issued, fully paid and nonassessable; (viii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ix) to the best of their knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts and Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive either Acquired Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to either Acquired Fund, without loss to such Acquired Fund of any material benefit under the Agreement and without any material adverse effect on such Acquired Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the States of Massachusetts and Illinois and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Acquiring Fund Trust or the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund Trust and the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of government officers with respect to the good standing of the Acquiring Fund and on the opinion of Bingham Dana LLP as to matters of Massachusetts law.



     H. Officer Certificates. Such Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to such Acquired Fund and that (ii) from the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.


8. CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.


     The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization, with respect to either Acquired Fund, are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:



     A. Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest of such Acquired Fund.



     B. Representations, Warranties and Agreements. Each of the representations and warranties of such Acquired Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of such Acquired Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of such Acquired Fund satisfactory in form and substance to the Acquiring Fund so stating. Such Acquired Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.


     C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

     D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.


     E. No Injunctions or Restraints: Illegality. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.


     F. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Vedder, Price, Kaufman & Kammholz addressed to the Acquiring Fund Trust, Acquired Fund Trust, Acquired Funds and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code substantially in the form attached as Annex A.



     G. Opinion of Counsel. The Acquiring Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Acquired Fund Trust is duly formed and existing as a trust under the laws of the State of Massachusetts; (ii) the Board of Trustees of the Acquired Fund Trust has duly designated each Acquired Fund as a series of the Acquired Fund Trust pursuant to the terms of the Declaration of Trust of the Acquired Fund Trust;
(iii) the Acquired Fund Trust is registered as an open-end management company under the 1940 Act; (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Acquired Fund Trust and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Funds and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of each Acquired Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law); (v) neither the execution or delivery by the Acquired Fund Trust on behalf of each Acquired Fund of this Agreement nor the consummation by the Acquired Fund Trust or each Acquired Fund of the transactions contemplated thereby contravene the Acquired Fund Trust's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Acquired Fund Trust as being applicable to the Acquired Fund Trust or each Acquired Fund; (vi) to their knowledge based solely on the certificate of an appropriate officer of each Acquired Fund attached thereto, there is no pending, or threatened litigation involving each Acquired Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to each Acquired Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to each Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of each Acquired Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the States of Massachusetts or Illinois, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the States of Massachusetts or Illinois and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by each Acquired Fund in connection with the opinion. In addition, although counsel need not specifically considered the possible applicability to the Acquired Funds of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquired Funds in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinion set forth above, counsel may state that it is relying on certificates of officers of each Acquired Fund with regard to matters of fact and certain certificates and written statutes of government officers with respect to the good standing of such Acquired Fund and on the opinion of Bingham Dana LLP as to matters of Massachusetts law.



     H. Shareholder List. Each Acquired Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of such Acquired Fund, as reported by such Acquired Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in such Acquired Fund, taxpayer identification numbers, Form W9 and last known address.



     I. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of each Acquired Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders and that (ii) from the date of this Agreement through the Closing Date, there shall not have been:



          (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of such Acquired Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;



          (2) issued any option to purchase or other right to acquire shares of such Acquired Fund granted by such Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Acquired Funds;



          (3) any entering into, amendment or termination of any contract or agreement by such Acquired Fund, except as otherwise contemplated by this Agreement;



          (4) any indebtedness incurred, other than in the ordinary course of business, by such Acquired Fund for borrowed money or any commitment to borrow money entered into by such Acquired Fund;



          (5) any amendment of the Acquired Fund Trust's Declaration of Trust or Designation of Series of such Acquired Fund; or



          (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of such Acquired Fund other than a lien for taxes not yet due and payable.


9. AMENDMENT, WAIVER AND TERMINATION.


     A. The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of each Acquired Fund; provided, however, that after receipt of each Acquired Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining such Acquired Fund's shareholder approval thereof.


     B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

     C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:


          (1) by the mutual consents of the Board of the Acquired Fund Trust and Acquiring Fund Trust on behalf of each Acquired Fund and Acquiring Fund, respectively;



          (2) by each Acquired Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof;



          (3) by the Acquiring Fund, with respect to either Acquired Fund, if an Acquired Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof;

          (4) by each Acquired Fund or Acquiring Fund, if the Closing has not occurred on or prior to December 31, 1998 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(4) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);


10. REMEDIES.


     In the event of termination of this Agreement by either or both of each Acquired Fund and Acquiring Fund pursuant to Section 9C, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto. However, this Section 10 shall not limit the remedies available for a breach of this Agreement prior to its termination.


11. SURVIVAL.

     The provisions set forth in Sections 10 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto shall not survive the Closing Date.

12. NOTICES.


     All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to either Acquired Fund shall be addressed to such Acquired Fund c/o Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, Attention: General Counsel, or at such other address as such Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois, 60606,
Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Funds. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.


13. SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

14. BOOKS AND RECORDS.


     Each Acquired Fund and the Acquiring Fund agree that copies of the books and records of each Acquired Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by each Acquired Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, each Acquired Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date and for the last three tax years ending, May 31, 1995, May 31, 1996 and May 31, 1997; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.


15. GENERAL.


     This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Acquired Funds and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

16. LIMITATION OF LIABILITY.


     Consistent with the Acquiring Fund Trust's and the Acquired Fund Trust's Declarations of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of each Trust on behalf of the Acquiring Fund and of each Acquired Fund, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquiring Fund Trust, Acquired Fund Trust, Acquiring Fund or Acquired Funds individually but binding only upon the assets and property of the Acquiring Fund or each Acquired Fund as the case may be.


     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.


                                       NUVEEN FLAGSHIP MUNICIPAL TRUST, on
                                       behalf of NUVEEN FLAGSHIP ALL-AMERICAN
                                       MUNICIPAL BOND FUND



                                       By: /s/ Anthony T. Dean


                                         ---------------------------------------


                                       Title: President


                                          --------------------------------------


Attest: Gifford R. Zimmerman


      -------------------------------------------------------


Title: Secretary


     -------------------------------------------------------


                                       NUVEEN FLAGSHIP MULTISTATE TRUST III, on behalf of NUVEEN FLAGSHIP ALABAMA MUNICIPAL BOND FUND and NUVEEN FLAGSHIP SOUTH CAROLINA MUNICIPAL BOND FUND



                                       By: /s/ Anthony T. Dean


                                         ---------------------------------------


                                       Title: President


                                          --------------------------------------


Attest: Gifford R. Zimmerman


      -------------------------------------------------------


Title: Secretary


     -------------------------------------------------------

                                                                         ANNEX A


                 [VEDDER, PRICE, KAUFMAN & KAMMHOLZ LETTERHEAD]

                                                                          , 1998

Nuveen Flagship Multistate Trust III             Nuveen Flagship Municipal Trust
333 West Wacker Drive                            333 West Wacker Drive
Chicago, IL 60606                                Chicago, IL 60606

Nuveen Flagship Alabama Municipal                Nuveen Flagship All-American
Bond Fund                                        Municipal Bond Fund
333 West Wacker Drive                            333 West Wacker Drive
Chicago, IL 60606                                Chicago, IL 60606

Nuveen Flagship South Carolina Municipal
Bond Fund
333 West Wacker Drive
Chicago, IL 60606

Gentlemen:

     You have requested our opinion regarding certain federal income tax consequences of the proposed reorganizations (each a "Reorganization") of Nuveen Flagship Alabama Municipal Bond Fund ("Acquired Fund I"), a separate portfolio of Nuveen Flagship Multistate Trust III, a Massachusetts business trust ("Acquired Trust"), and Nuveen Flagship South Carolina Municipal Bond Fund ("Acquired Fund II"), also a separate portfolio of Acquired Trust, (Acquired Fund I and Acquired Fund II are also each referred to as an "Acquired Fund" and collectively as the "Acquired Funds") into Nuveen Flagship All-American Municipal Bond Fund ("Acquiring Fund"), a separate portfolio of Nuveen Flagship Municipal Trust, a Massachusetts business trust ("Acquiring Trust"). The Reorganizations contemplate the acquisition by the Acquiring Fund of substantially all the assets of the Acquired Funds in exchange for voting shares of beneficial interest ("shares") of the Acquiring Fund and the assumption of the Acquired Funds' liabilities. Thereafter, the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Funds and each Acquired Fund will be completely liquidated and terminated. The foregoing will be accomplished pursuant to an Agreement and Plan of Reorganization, dated as of April 25, 1998 (the "Plan"), entered into by the Acquired Trust, on behalf of the Acquired Funds, and the Acquiring Trust, on behalf of the Acquiring Fund.

     In rendering this opinion, we have reviewed and relied upon statements made to us by certain of your officers. We have also examined certificates of such officers and such other agreements, documents, and corporate records that have been made available to us and such other matters as we have deemed relevant for purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

     Our opinion is based, in part, on the assumption that the proposed Reorganizations described herein will occur in accordance with the agreements and the facts and representations set forth or referred to in this opinion letter, and that such facts and representations are accurate as of the date hereof and will be accurate on the effective date of such Reorganizations (the "Effective Time"). As more fully discussed below, we have also assumed in issuing our opinion that the shareholders of the Acquired Funds do not have any plan or intention to dispose of a certain number of the Acquiring Fund shares received by them in the Reorganizations. We have undertaken no independent investigation of the accuracy of the facts, representations and assumptions set forth or referred to herein.

     For the purposes indicated above, and based upon the facts, assumptions and conditions as set forth herein, and the representations made to us by duly authorized officers on behalf of the Acquired Funds and the Acquiring Fund in a
letter dated             , 1998, it is our opinion that:

          1. The acquisitions by the Acquiring Fund of substantially all the assets of the Acquired Funds in exchange solely for Acquiring Fund voting shares and the assumption by the Acquiring Fund of the Acquired Funds' liabilities, if any, followed by the distribution by the Acquired Funds of the Acquiring Fund shares to

Nuveen Flagship Municipal Trust
Nuveen Flagship All-American Municipal Bond Fund
Nuveen Flagship Multistate Trust III
Nuveen Flagship Alabama Municipal Bond Fund
Nuveen Flagship South Carolina Municipal Bond Fund
            , 1998
Page 2

     the shareholders of the Acquired Funds in exchange for their Acquired Funds shares in complete liquidation of the Acquired Funds, will each constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and, with respect to its respective Reorganization, each Acquired Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          2. The Acquired Funds' shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund shares in complete liquidation of an Acquired Fund (Code Section 354(a)(1));

          3. No gain or loss will be recognized by an Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of such Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund shares to the Acquired Fund's shareholders in complete liquidation of such Acquired Fund (Code
     Section 361);

          4. No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Funds' assets in exchange solely for Acquiring Fund shares and the assumption of the Acquired Funds' liabilities, if any (Code Section 1032(a));

          5. The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets immediately before the transfer when such assets were held by an Acquired Fund, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when such assets were held by an Acquired Fund (Code Sections 362(b) and 1223(2));

          6. The basis of the Acquiring Fund shares to be received by the Acquired Funds' shareholders upon liquidation of the Acquired Funds will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor (Code Section 358(a)(1)); and

          7. The holding period of the Acquiring Fund shares to be received by the Acquired Funds' shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange (Code Section 1223(1)).

                                     FACTS

     Our opinion is based upon the above referenced representations and the following facts and assumptions, any alteration of which could adversely affect our conclusions.

     The Acquired Funds have been registered and operated since they commenced operations as series of open-end, management investment companies under the Investment Company Act of 1940, 15 U.S.C. Section .80a, et seq. (the "1940 Act"). Each Acquired Fund has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable years, and has distributed and will distribute all or substantially all its income so that it and its shareholders have been and will be taxed in accordance with
Section 852 of the Code.

     The Acquiring Fund is registered, has operated, and will continue to operate as a series of an open-end, management investment company under the 1940 Act. It has qualified as a regulated investment company under Section 851 of the Code for each of its taxable years and anticipates so qualifying for all future years, and has distributed and will distribute all or substantially all its income so that it and its shareholders will be taxed in accordance with Section 852 of the Code.

     Upon satisfaction of certain terms and conditions set forth in the Plan on or before the Effective Time, the following will occur: (a) the Acquiring Fund will acquire substantially all the assets of the Acquired Funds in exchange for the Acquiring Fund's assumption of substantially all the liabilities of the Acquired Funds and the

Nuveen Flagship Municipal Trust
Nuveen Flagship All-American Municipal Bond Fund
Nuveen Flagship Multistate Trust III
Nuveen Flagship Alabama Municipal Bond Fund
Nuveen Flagship South Carolina Municipal Bond Fund
            , 1998
Page 3

issuance of Acquiring Fund shares to such Acquired Funds; (b) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Funds in exchange for their Acquired Fund shares; and (c) the Acquired Funds will be dissolved and liquidated. The assets of the Acquired Funds to be acquired by the Acquiring Fund consist primarily of bonds whose interest is exempt from federal income taxation, cash and other securities held in the Acquired Funds' portfolios.

     As soon as practicable after the Effective Time, each Acquired Fund will be liquidated and will distribute the newly issued Acquiring Fund shares it receives pro rata to its shareholders of record in exchange for such shareholders' interests in such Acquired Fund. Such liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of each Acquired Fund (on a class by class basis) and transferring to those shareholder accounts the pro rata number of Acquiring Fund shares of each respective class as was previously credited to the Acquired Fund on such books.

     As a result of the Reorganization, every shareholder of each Acquired Fund will own Acquiring Fund shares that would have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. Since the Acquiring Fund shares issued to the shareholders of the Acquired Funds will be issued at net asset value in exchange for the net assets of such Acquired Funds having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization.

     The investment objectives of the Acquiring Fund will be substantially similar to those of the Acquired Funds and the Acquiring Fund will continue the historic business of each Acquired Fund or use a significant portion of each Acquired Fund's historic assets in its business.

     The management of each Acquired Fund has represented to us that, to the best of their knowledge, there is no current plan or intention on the part of any Acquired Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund shares received in the Reorganization that would reduce the ownership by shareholders of such Acquired Fund to a number of shares of Acquiring Fund having a value, as of the Effective Time, of less than 50 percent of all the formerly outstanding shares of such Acquired Fund as of the same time. In issuing our opinion, we have assumed that there is, in fact, no such plan or intention. If such assumption were inaccurate, it could adversely affect the opinions contained herein.

     In approving the Reorganizations, the Board of Trustees of the Acquired Trust identified certain benefits that are likely to result from combining the funds, including administrative and operating efficiencies, potential for asset growth, investment performance and greater portfolio diversity. The Board also considered the possible risks and costs of combining the funds and determined that the Reorganizations are likely to provide benefits to the shareholders of each fund that outweigh the costs incurred.

                                   CONCLUSION

     Based on the foregoing, it is our opinion that each acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Acquired Funds in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1)(C).

     Our opinions set forth above with respect to (1) the nonrecognition of gain or loss to the Acquired Funds and the Acquiring Fund, (2) the basis and holding period of the assets received by the Acquiring Fund, (3) the nonrecognition of gain or loss to the Acquired Funds' shareholders upon the receipt of the Acquiring Fund shares, and (4) the basis and holding period of the Acquiring Fund shares received by the Acquired Funds' shareholders, follow as a matter of law from the opinion that the acquisitions under the Plan will qualify as reorganizations under Code Section 368(a)(1)(C).

Nuveen Flagship Municipal Trust
Nuveen Flagship All-American Municipal Bond Fund
Nuveen Flagship Multistate Trust III
Nuveen Flagship Alabama Municipal Bond Fund
Nuveen Flagship South Carolina Municipal Bond Fund
            , 1998
Page 4

     The opinions expressed in this letter are based on the Code, the Income Tax Regulations promulgated by the Treasury Department thereunder and judicial authority reported as of the date hereof. We have also considered the position of the Internal Revenue Service (the "Service") reflected in published and private rulings. Although we are not aware of any pending changes to these authorities that would alter our opinions, there can be no assurances that future legislative or administrative changes, court decisions or Service interpretations will not significantly modify the statements or opinions expressed herein.

     Our opinions are limited to those federal income tax issues specifically considered herein and are addressed to and are only for the benefit of the Acquired Funds, the Acquired Trust, the Acquiring Fund, and the Acquiring Trust. We do not express any opinion as to any other federal income tax issues, or any state or local law issues, arising from the transactions contemplated by the Plan. Although the discussion herein is based upon our best interpretation of existing sources of law and expresses what we believe a court would properly conclude if presented with these issues, no assurance can be given that such interpretations would be followed if they were to become the subject of judicial or administrative proceedings.


     We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of our name under the captions "Proposal 1 -- The Proposed Reorganizations -- Certain Federal Income Tax Consequences" and "Legal Matters" in the Joint Prospectus/Proxy Statement contained in such Registration Statement. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.


                                       Very truly yours,

                                                                       EXHIBIT B

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

                           Nuveen Municipal Bond Fund
                       Nuveen Insured Municipal Bond Fund
                Nuveen Flagship All-American Municipal Bond Fund
                Nuveen Flagship Intermediate Municipal Bond Fund
                Nuveen Flagship Limited Term Municipal Bond Fund

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Municipal Trust dated August 27, 1997. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 621-7227.

                               TABLE OF CONTENTS

                                                                PAGE
Investment Policies and Investment Portfolio................      B-2
Management..................................................     B-15
Investment Adviser and Investment Management Agreement......     B-20
Portfolio Transactions......................................     B-21
Net Asset Value.............................................     B-22
Tax Matters.................................................     B-22
Performance Information.....................................     B-26
Additional Information on the Purchase and Redemption of
  Fund Shares...............................................     B-31
Distribution and Service Plan...............................     B-36
Independent Public Accountants and Custodian................     B-37
Financial Statements........................................     B-38
Appendix A -- Ratings of Investments........................     AA-1
Appendix B -- Description of Hedging Techniques.............     BB-1

     The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The Annual Reports accompany this Statement of Additional Information.

                  INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

     The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

          (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal income taxes.

          (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government or to the investment of 25% of such Fund's assets.

          (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

          (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

          (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

          (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

          (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

          (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

          (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

          (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

          (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

          (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

     For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

     Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

     The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

     The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Municipal Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has five series: the Nuveen Municipal Bond Fund (originally incorporated in Maryland on October 8, 1976 and reorganized as a Massachusetts business trust on June 12,
1995); the Nuveen Insured Municipal Bond Fund (formerly a series of the Nuveen Insured Tax-Free Bond Fund, Inc., a Minnesota corporation incorporated on July 14, 1986); the Nuveen Flagship All-American Municipal Bond Fund (formerly the Flagship All-American Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Intermediate Municipal Bond Fund (formerly the Flagship Intermediate Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Flagship Limited Term Municipal Bond Fund (formerly the Flagship Limited Term Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

     As described in the Prospectus, each Fund invests primarily in a diversified portfolio of Municipal Obligations issued within the 50 states and certain U.S. possessions and territories. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

     The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

     As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

INSURANCE

     Each insured Municipal Obligation held by the Nuveen Insured Municipal Bond Fund will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund currently maintains a policy of Portfolio Insurance with MBIA Insurance Corporation, AMBAC Indemnity Corporation, Financial Security Assurance, Inc., and Financial Guaranty Insurance Company, and may in the future obtain other policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Fund may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Fund will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P"). The Fund currently intends to obtain insurance polices only from mono-line insurers specializing in insuring municipal debt. Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of the Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

     The Fund's policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's or S&P, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's or S&P or both should down-grade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's and S&P continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time the Fund purchases securities.

     In addition to insured Municipal Obligations, the Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been
(1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and (2) issued under state or local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of the Fund's assets.

     Each insured Municipal Obligation in which the Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

     Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

     In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of the Fund with respect to such payment.

     Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

     Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, the Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

     One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable the Fund to enhance the value of such Municipal Obligation. The Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if the Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

     Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by the Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund.

     If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that the Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

     Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by the Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

     Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

     Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by the Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by the Fund.

     One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

     The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.

     The Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds such defaulted securities, it may be limited in its ability to manage its investment portfolio and to purchase other Municipal Obligations. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.

     Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

     Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on the Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the Municipal Obligations held by the Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from .15% to .30% of the value of the Municipal Obligations covered under the policy. Because the majority of the Municipal Obligations in the Fund were not covered by policies of Portfolio Insurance during the year ended February 29, 1996, premium expenses as a percentage of the value of Municipal Obligations held by the Fund for such period were .00%.

     Set forth below is information about the various municipal bond insurers with whom the Nuveen Insured Municipal Bond Fund currently maintains policies of Portfolio Insurance.

  AMBAC Indemnity Corporation ("AMBAC Indemnity")

     AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,642,000,000 (unaudited) and statutory capital of approximately $1,509,000,000 (unaudited) as of March 31, 1997. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a 100% publicly-held company. Moody's, S&P and Fitch Investors Service, L.P., each have assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

     AMBAC Indemnity has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by AMBAC Indemnity will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC Indemnity under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the bonds.

     Copies of AMBAC Indemnity's financial statements prepared in accordance with statutory accounting standards are available from AMBAC Indemnity. The address of AMBAC Indemnity's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York 10004 and (212) 668-0340.

  Financial Security Assurance Inc. ("Financial Security")

     Financial Security is a monoline insurance company incorporated under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

     Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprise Holdings, Inc., U.S. West Capital Corporation and the Tokio Marine and Fire Insurance Co., Ltd. No shareholder is obligated to pay any debts of or any claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of March 31, 1997, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $691,321,000 (unaudited) and $417,390,000 (unaudited), the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $824,939,000 (unaudited) and $361,589,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022, Attention: Communications Department. Financial Security's telephone number is (212) 826-0100.

  MBIA Insurance Corporation ("MBIA")

     The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     As of December 31, 1996 the Insurer had admitted assets of $4.4 billion (audited), total liabilities of $3.0 billion (audited), and total capital and surplus of $1.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1997, the Insurer had admitted assets of $4.5 billion (unaudited), total liabilities of $3.0 billion (unaudited), and total capital and surplus of $1.5 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

     Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of MBIA Inc. is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

     The Insurer's policy unconditionally and irrevocably guarantees to the Nuveen Insured Municipal Bond Fund the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

     The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. The Insurer's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Municipal Obligations upon tender thereof; or
(iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of any paying agent for the Municipal Obligations.

     With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

     When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

  Financial Guaranty Insurance Company ("Financial Guaranty")

     The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

     Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

     Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

     In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

     Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

     Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 1997, the total capital and surplus of Financial Guaranty was approximately $1,123,724,061. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau (telephone number: (212) 602-0389).

     The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Board of Trustees of the Fund.

     The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch.

     An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

     S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by AMBAC Indemnity, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by AMBAC Indemnity, Financial Security, MBIA or Financial Guaranty.

     S&P's ratings of AMBAC Indemnity, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

PORTFOLIO TRADING AND TURNOVER

     The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

     The portfolio turnover rates for the Funds, for the 1996 fiscal year-end of each Fund as a series of its predecessor entity (described above), and for the 1997 fiscal year-end, as indicated, were

                                                              FISCAL YEAR
                                                              ------------
                                                              1996    1997
                                                              ----    ----
Nuveen Municipal Bond Fund..................................   17%     12%*
Nuveen Insured Municipal Bond Fund..........................   27%     35%*
Nuveen Flagship All-American Municipal Bond Fund............   79%     39%**
Nuveen Flagship Intermediate Municipal Bond Fund............   81%     26%**
Nuveen Flagship Limited Term Municipal Bond Fund............   39%     29%**

---------------
 * For the fiscal year ended February 28, 1997. For the period March 1, 1997 to April 30, 1997, the portfolio turnover rate for the Nuveen Municipal Bond Fund was 2% and the rate for the Nuveen Insured Municipal Bond Fund was 12%.

** For the eleven months ended April 30, 1997.

WHEN-ISSUED SECURITIES

     Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

HEDGING AND OTHER DEFENSIVE ACTIONS

     Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series' portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

     No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

     Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

TEMPORARY INVESTMENTS

     The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

     The Funds may invest in the following federally tax-exempt temporary investments:

     Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

     Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

     While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

     The Funds may also invest in the following taxable temporary investments:

     U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

     -- Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

     -- Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

     -- Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

     U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

     Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

     Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

     Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

     Repurchase Agreements -- A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

                                   MANAGEMENT

     The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                            POSITIONS AND                          PRINCIPAL OCCUPATIONS
       NAME AND ADDRESS            AGE    OFFICES WITH TRUST                       DURING PAST FIVE YEARS
       ----------------            ---    ------------------                       ----------------------
Timothy R. Schwertfeger*.......    48     Chairman and          Chairman since July 1, 1996 of The John Nuveen Company, John
333 West Wacker Drive                     Trustee               Nuveen & Co. Incorporated, Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                               Institutional Advisory Corp.; prior thereto Executive Vice
                                                                President and Director of The John Nuveen Company (since
                                                                March 1992), John Nuveen & Co. Incorporated, Nuveen Advisory
                                                                Corp. (since October 1992) and Nuveen Institutional Advisory
                                                                Corp. (since October 1992).
Anthony T. Dean*...............    52     President and         President since July 1, 1996 of The John Nuveen Company,
333 West Wacker Drive                     Trustee               John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
Chicago, IL 60606                                               Nuveen Institutional Advisory Corp.; prior thereto,
                                                                Executive Vice President and Director of The John Nuveen
                                                                Company (since March 1992), John Nuveen & Co. Incorporated,
                                                                Nuveen Advisory Corp. (since October 1992) and Nuveen
                                                                Institutional Advisory Corp. (since October 1992).
Robert P. Bremner..............    56     Trustee               Private Investor and Management Consultant.
3725 Huntington Street, N.W.
Washington, D.C. 20015
Lawrence H. Brown..............    63     Trustee               Retired (August 1989) as Senior Vice President of The
201 Michigan Avenue                                             Northern Trust Company.
Highwood, IL 60040
Anne E. Impellizzeri...........    64     Trustee               President and Chief Executive Officer of Blanton-Peale
3 West 29th Street                                              Institute of Religion and Health.
New York, NY 10001
Peter R. Sawers................    64     Trustee               Adjunct Professor of Business and Economics, University of
22 The Landmark                                                 Dubuque, Iowa; Adjunct Professor, Lake Forest Graduate
Northfield, IL 60093                                            School of Management, Lake Forest, Illinois; Chartered
                                                                Financial Analyst; Certified Management Consultant.
William J. Schneider...........    52     Trustee               Senior Partner, Miller-Valentine Partners, Vice President,
4000 Miller-Valentine Ct.                                       Miller- Valentine Group.
P.O. Box 744
Dayton, OH 45401
Judith M. Stockdale............    49     Trustee               Executive Director, Gaylord and Dorothy Donnelley Foundation
35 East Wacker Drive                                            (since 1994); prior thereto, Executive Director, Great Lakes
Chicago, IL 60601                                               Protection Fund (from 1990 to 1994).
Bruce P. Bedford...............    57     Executive Vice        Executive Vice President of John Nuveen & Co., Nuveen
333 West Wacker Drive                     President             Advisory Corp. and Nuveen Institutional Advisory Corp.
Chicago, IL 60606                                               (since January 1997); prior thereto, Chairman and CEO of
                                                                Flagship Resources Inc. and Flagship Financial Inc. and the
                                                                Flagship funds (since January 1986).
Michael S. Davern..............    40     Vice President        Vice President of Nuveen Advisory Corp. (since January
One South Main Street                                           1997); prior thereto, Vice President and Portfolio Manager
Dayton, OH 45402                                                (since September 1991) of Flagship Financial.
William M. Fitzgerald..........    33     Vice President        Vice President of Nuveen Advisory Corp. (since December
333 West Wacker Drive                                           1995); Assistant Vice President of Nuveen Advisory Corp.
Chicago, IL 60606                                               (from September 1992 to December 1995), prior thereto
                                                                Assistant Portfolio Manager of Nuveen Advisory Corp. (from
                                                                June 1988 to September 1992).
Kathleen M. Flanagan...........    50     Vice President        Vice President of John Nuveen & Co. Incorporated, Vice
333 West Wacker Drive                                           President (since June 1996) of Nuveen Advisory Corp. and
Chicago, IL 60606                                               Nuveen Institutional Advisory Corp.
J. Thomas Futrell..............    42     Vice President        Vice President of Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

                                            POSITIONS AND                          PRINCIPAL OCCUPATIONS
       NAME AND ADDRESS            AGE    OFFICES WITH TRUST                       DURING PAST FIVE YEARS
       ----------------            ---    ------------------                       ----------------------
Richard A. Huber...............    34     Vice President        Vice President of Nuveen Advisory Corp. (since January
One South Main Street                                           1997); prior thereto, Vice President and Portfolio Manager
Dayton, OH 45402                                                (since August 1985) of Flagship Financial.
Steven J. Krupa................    39     Vice President        Vice President of Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis..............    51     Vice President        Vice President of John Nuveen & Co. Incorporated.
333 West Wacker Drive
Chicago, IL 60606
Larry W. Martin................    46     Vice President        Vice President (since September 1992), and Assistant
333 West Wacker Drive                                           Secretary and Assistant General Counsel of John Nuveen & Co.
Chicago, IL 60606                                               Incorporated; Vice President (since May 1993) and Assistant
                                                                Secretary of Nuveen Advisory Corp.; Vice President (since
                                                                May 1993) and Assistant Secretary (since January 1992) of
                                                                Nuveen Institutional Advisory Corp.; Assistant Secretary of
                                                                The John Nuveen Company (since February 1993).
Edward F. Neild, IV............    32     Vice President        Vice President (since September 1996), previously Assistant
One South Main Street                                           Vice President (since December 1993) of Nuveen Advisory
Dayton, OH 45402                                                Corp., portfolio manager prior thereto (since January 1992);
                                                                Vice President (since September 1996), previously Assistant
                                                                Vice President (since May 1995) of Nuveen Institutional
                                                                Advisory Corp., portfolio manager prior thereto.
Walter K. Parker...............    48     Vice President        Vice President of Nuveen Advisory Corp. (since January
One South Main Street                                           1997); prior thereto, Vice President and Portfolio Manager
Dayton, OH 45402                                                (since July 1994) of Flagship Financial; Portfolio Manager and CIO Trust Investor (between 1983 and June 1994) for PNC
                                                                Bank.
O. Walter Renfftlen............    58     Vice President        Vice President and Controller of The John Nuveen Company
333 West Wacker Drive                                           (since March 1992), John Nuveen & Co. Incorporated, Nuveen
Chicago, IL 60606                                               Advisory Corp. and Nuveen Institutional Advisory Corp.
Thomas C. Spalding, Jr.........    45     Vice President        Vice President of Nuveen Advisory Corp. and Nuveen
333 West Wacker Drive                                           Institutional Advisory Corp.; Chartered Financial Analyst.
Chicago, IL 60606
H. William Stabenow............    63     Vice President        Vice President and Treasurer of The John Nuveen Company
333 West Wacker Drive                                           (since March 1992), John Nuveen & Co. Incorporated, Nuveen
Chicago, IL 60606                                               Advisory Corp. and Nuveen Institutional Advisory Corp.
                                                                (since January 1992).
Jan E. Terbrueggen.............    41     Vice President        Vice President of Nuveen Advisory Corp. (since January
One South Main Street                                           1997); prior thereto, Vice President and Portfolio Manager
Dayton, OH 45402                                                (since January 1992) of Flagship Financial.
Gifford R. Zimmerman...........    40     Vice President and    Vice President (since September 1992), Assistant Secretary
333 West Wacker Drive                     Assistant             and Assistant General Counsel of John Nuveen & Co.
Chicago, IL 60606                         Secretary             Incorporated; Vice President (since May 1993) and Assistant
                                                                Secretary of Nuveen Advisory Corp.; Vice President (since
                                                                May 1993) and Assistant Secretary (since January 1992) of
                                                                Nuveen Institutional Advisory Corp.

     Anthony Dean, Peter Sawers, and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The trustees of the Trust are directors or trustees, as the case may be, of 42 Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

     The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended April 30, 1997. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                      TOTAL COMPENSATION
                                         AGGREGATE COMPENSATION         FROM TRUST AND
                                            FROM THE SERIES              FUND COMPLEX
           NAME OF TRUSTEE                   OF THIS TRUST             PAID TO TRUSTEES
           ---------------               ----------------------       ------------------
Robert P. Bremner....................           $ 5,127(1)                 $25,333(1)
Lawrence H. Brown....................           $ 9,364                    $74,750
Anne E. Impellizzeri.................           $ 9,364                    $74,750
Margaret K. Rosenheim................           $11,963(2)                 $84,714(3)
Peter R. Sawers......................           $ 9,364                    $74,750
William J. Schneider.................           $ 5,327(1)                 $26,333(1)
Judith M. Stockdale..................           $     0(4)                 $     0(4)

---------------
(1) Includes compensation received as a trustee of the Flagship Funds, for the period June 1, 1996 to January 1, 1997.

(2) Includes $465 in interest accrued on deferred compensation from prior years; former Trustee, retired July 1997.

(3) Includes $1,964 in interest accrued on deferred compensation from prior years.

(4) Elected to the Board in July 1997.

     Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

     The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

     The following table sets forth the percentage ownership of each person, who, as of August 13, 1997, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                                                           PERCENTAGE OF
            NAME OF FUND AND CLASS                            NAME AND ADDRESS OF OWNER                      OWNERSHIP
            ----------------------                            -------------------------                    -------------
Nuveen Municipal Bond Fund
  Class B Shares...............................    Smith Barney Inc.                                           10.35
                                                     D015DR81311
                                                     388 Greenwich Street
                                                     New York, New York 10015
                                                   BHC Securities, Inc.                                         7.13
                                                     FAO 70875400
                                                     Attn: Mutual Funds Dept
                                                     One Commerce Square
                                                     2005 Market Street
                                                     Suite 1200
                                                     Philadelphia, PA 19103
                                                   Joseph Robinson & Esther Robinson                            6.99
                                                     JT TEN WROS NOT TC
                                                     47 Pierce St
                                                     Kingston, PA 18704-4632
                                                   Dolores J. Corby                                             6.49
                                                     1532 NE 96th St
                                                     Seattle, WA 98115-2540
                                                   PaineWebber For The Benefit Of                               6.02
                                                   Carl C. Chaffee
                                                     3843 S. Nevia St.
                                                     Denver, CO 80237-1636
                                                   NFSC FEBO OBV-71031B                                         5.25
                                                   Gregory J. Lyons
                                                     P.O. Box 161
                                                     East Earl, PA 17519
Nuveen Municipal Bond Fund
  Class C Shares...............................    Oppenheimer & Co., Inc.                                      5.75
                                                     FBO 020-38275-14
                                                     P.O. Box 3484
                                                     Church Street Station
                                                     New York, NY 10008-8484

                                                                                                           PERCENTAGE OF
            NAME OF FUND AND CLASS                            NAME AND ADDRESS OF OWNER                      OWNERSHIP
            ----------------------                            -------------------------                    -------------
                                                   PaineWebber For The Benefit Of                               5.69
                                                   Irene Ruth Kroske Soule
                                                     771 Via Milano Circle
                                                     Apopka, FL 32712-3187
Nuveen Insured Municipal Bond
  Fund Class A Shares..........................    NYSC FEBO 08Y-055 646                                        5.53
                                                   Jack H. Martinelli
                                                   Harriet R. Martinelli TTEE
                                                     Martinelli Family Trust
                                                     U/A 3/27/92 -- 748 Pico Ave
                                                     San Mateo, CA 94403
Nuveen Insured Municipal Bond
  Fund Class B Shares..........................    MLPF&S For The Benefit Of Its Customers                     32.14
                                                   Attn: Fund Admn
                                                     4800 Deer Lake Dr E FL 5
                                                     Jacksonville, FL 32246-6484
                                                   FUBS & Co. FEBO                                              9.75
                                                   Marjorie B. Guy Trustee
                                                     FBO Marjorie B. Guy Trust
                                                     UTD 5/28/97
                                                     5004 Dickers Ave
                                                     Tampa, FL 33629
                                                   US Clearing Corp                                             9.69
                                                     FBO 953-15168-14
                                                     26 Broadway
                                                     New York, NY 10006-179B
                                                   Ruth Martin                                                  8.54
                                                     9240 Lehigh Ave
                                                     Morton Grove, IL 60053-2310
                                                   Waverly G. Spears Cons                                       7.03
                                                     EST Charles Nolan Anderson Jr.
                                                     U/O DTD Oct 28 92
                                                     110 Sherwood Dr
                                                     Jackson, AL 36545-2135
                                                   Riley & Hill                                                 6.85
                                                     Uson Rural Development
                                                     TEN COM
                                                     PO Box 428
                                                     Ontario, OR 97914-0428
Nuveen Insured Municipal Bond
  Fund Class C Shares..........................    NFSC FEBO DC8-368148                                         5.83
                                                   Florence B. Freer
                                                     196 Apache Lane
                                                     Stratford, CT 06497
                                                   Oregon Waste Technology Inc.                                 5.46
                                                     P.O. Box 4008
                                                     Brookings, OR 97415-0081
Nuveen Flagship All-American Municipal Bond
  Fund
  Class A Shares...............................    Merrill Lynch, Pierce, Fenner &                             39.32
                                                   Smith For The Sole Benefit Of Its Customers
                                                   Attn: Fund Administration
                                                     4800 Deer Lake Dr E FL 3
                                                     Jacksonville, FL 32246-6484
Nuveen Flagship All-American Municipal Bond
  Fund
  Class B Shares...............................    Merrill Lynch, Pierce, Fenner &                             29.65
                                                   Smith For The Sole Benefit Of Its Customers
                                                   Attn: Fund Administration
                                                     4800 Deer Lake Dr E FL 3
                                                     Jacksonville, FL 32246-6484
                                                   Marianne Zinga                                              10.99
                                                   Susan M. Zinga JTTEN
                                                     3 West Noyes
                                                     Arlington Heights, IL 60005-3745

                                                                                                           PERCENTAGE OF
            NAME OF FUND AND CLASS                            NAME AND ADDRESS OF OWNER                      OWNERSHIP
            ----------------------                            -------------------------                    -------------
                                                   Prudential Securities Inc. FBO                               7.60
                                                   Mrs. Eleanor T. Flaherty
                                                     10851 Gulfshore Dr. Apt. 401
                                                     Naples, FL 34108-3026
                                                   Prudential Securities Inc. FBO                               8.86
                                                   Alice G. DeAngelo
                                                     2500 Virginia Ave. NW
                                                     Washington, D.C. 20037-1901
                                                   Prudential Securities Inc. FBO                               5.98
                                                   Hilda A. Hoffman TTER
                                                   August A. Hoffman & Hilda A. Hoffman JT
                                                     DBCL Tr UA Dtd 09/29/92
                                                     Tequesta, FL 33469
Nuveen Flagship All-American Municipal Bond
  Fund
  Class C Shares...............................    Merrill Lynch, Pierce, Fenner &                             63.83
                                                   Smith For The Sole Benefit Of Its Customers
                                                   Attn: Fund Administration
                                                     4800 Deer Lake Dr E FL 3
                                                     Jacksonville, FL 32246-6484
Nuveen Flagship All-American Municipal Bond
  Fund
  Class R Shares...............................    Bruce P. Bedford                                            91.38
                                                     1761 Buttonbush Circle
                                                     Palm City, FL 34990-8093
Nuveen Flagship Intermediate Municipal Bond
  Fund
  Class A Shares...............................    Merrill Lynch, Pierce, Fenner &                             31.27
                                                   Smith For The Sole Benefit Of Its Customers
                                                   Attn: Fund Administration
                                                     4800 Deer Lake Dr E FL 3
                                                     Jacksonville, FL 32246-6484
Nuveen Flagship Intermediate Municipal Bond
  Fund
  Class C Shares...............................    Merrill Lynch, Pierce, Fenner &                             69.10
                                                   Smith For The Sole Benefit Of Its Customers
                                                   Attn: Fund Administration
                                                     4800 Deer Lake Dr E FL 3
                                                     Jacksonville, FL 32246-6484
Nuveen Flagship Intermediate Municipal Bond
  Fund
  Class R Shares...............................    Patricia G. Diemer TR                                       77.48
                                                     U/A Jul 26 89
                                                     Patricia G. Diemer Trust
                                                     950 Hawthorne Ln
                                                     Northbrook, IL 60062-3417
                                                   Mary P. Madden                                               9.97
                                                   James R. Madden JT TEN
                                                     5090 Jameswood Circle
                                                     Kettering, OH 45429-5415
                                                   R. G. Van Moppes TTER                                        9.36
                                                     U/A Dtd Feb 4 85
                                                     Russell G. Van Moppes
                                                     Living Trust
                                                     P.O. Box 97308
                                                     Bellevue, WA 98009-9308
Nuveen Flagship Limited Term
  Municipal Bond Fund Class A Shares...........    Merrill Lynch, Pierce, Fenner &                             29.86
                                                   Smith For The Sole Benefit Of Its Customers
                                                     Attn: Fund Administration
                                                     4800 Deer Lake Dr E FL 3
                                                     Jacksonville, FL 32246-6484
Nuveen Flagship Limited Term
  Municipal Bond Fund Class C Shares...........    Merrill Lynch, Pierce, Fenner &                             58.34
                                                   Smith For The Sole Benefit Of Its Customers
                                                     Attn: Fund Administration
                                                     4800 Deer Lake Dr E FL 3
                                                     Jacksonville, FL 32246-6484

                                                                                                           PERCENTAGE OF
            NAME OF FUND AND CLASS                            NAME AND ADDRESS OF OWNER                      OWNERSHIP
            ----------------------                            -------------------------                    -------------
Nuveen Flagship Limited Term
  Municipal Bond Fund Class R Shares...........    R. G. Van Moppes TTER U/A Dtd Feb 4 85                      51.54
                                                   Russell G Van Moppes
                                                     Living Trust
                                                     P.O. Box 97308
                                                     Bellevue, WA 98009-9308
                                                   Karen M. Bergan                                             26.38
                                                     2109 Northwestern Ave.
                                                     Ames, IA 50010-4524
                                                   J.C. Bradford & Co. CUST                                    16.01
                                                     FBO Jeffery L. Cooper
                                                     330 Commerce St.
                                                     Nashville, TN 37201-1805
                                                   Catherine C. Smith                                           5.06
                                                     James C. Smith JT TEN
                                                     4 Morning View Dr.
                                                     Newport Coasts, CA 92657-1500

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

     Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

     Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds except the Limited Term Fund has agreed to pay an annual management fee at the rates set forth below:

             AVERAGE DAILY NET ASSET VALUE FEE                MANAGEMENT FEE
             ---------------------------------                --------------
For the first $125 million                                    .5000 of 1%
For the next $125 million                                     .4875 of 1%
For the next $250 million                                     .4750 of 1%
For the next $500 million                                     .4625 of 1%
For the next $1 billion                                       .4500 of 1%
For assets over $2 billion                                    .4250 of 1%

     The Limited Term Fund has agreed to pay an annual management fee at the rates set forth below:

               AVERAGE DAILY NET ASSET VALUE                  MANAGEMENT FEE
               -----------------------------                  --------------
For the first $125 million                                    .4500 of 1%
For the next $125 million                                     .4375 of 1%
For the next $250 million                                     .4250 of 1%
For the next $500 million                                     .4125 of 1%
For the next $1 billion                                       .4000 of 1%
For assets over $2 billion                                    .3750 of 1%

     Nuveen Advisory has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees, taxes, interest, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) from exceeding 0.75% of the Nuveen Municipal Bond Fund's average daily net assets, and 0.975% of the Nuveen Insured Municipal Bond Fund's average daily net assets.

     For the All-American, Intermediate, and Limited Term Funds, Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices.

     For the last three fiscal years, the Nuveen Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                                                                 MANAGEMENT FEES NET OF
                                                                         EXPENSE
                                                                  REIMBURSEMENT PAID TO                   FEE WAIVERS AND
                                                                   NUVEEN ADVISORY FOR              EXPENSE REIMBURSEMENTS FOR
                                                                     THE YEAR ENDED                       THE YEAR ENDED
                                                         ---------------------------------------   -----------------------------
                                                           2/28/95       2/29/96      2/28/97*     2/28/95    2/29/96   2/28/97*
                                                         -----------   -----------   -----------   --------   -------   --------
Nuveen Municipal Bond Fund.............................  $11,932,164    12,797,372    12,969,912         0     4,313        0
Nuveen Insured Municipal Bond Fund.....................    3,439,021     3,756,793     3,795,515    10,570     1,303        0

---------------
* For the period March 1, 1997 to April 30, 1997, the management fees were $2,148,330 and $631,735, respectively, and the fee waivers were $0 for both funds.

     For the last three fiscal years, the Nuveen Flagship All-American Municipal Bond Fund, the Nuveen Flagship Intermediate Municipal Bond Fund, and the Nuveen Flagship Limited Term Municipal Bond Fund paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on 2/1/97, to Nuveen Advisory, as follows:

                                                                   MANAGEMENT FEES NET OF
                                                                          EXPENSE
                                                                   REIMBURSEMENT PAID TO                  FEE WAIVERS AND
                                                                   FLAGSHIP FINANCIAL FOR            EXPENSE REIMBURSEMENTS FOR
                                                                       THE YEAR ENDED                      THE YEAR ENDED
                                                            ------------------------------------   ------------------------------
                                                             5/31/95      5/31/96      4/30/97*    5/31/95    5/31/96    4/30/97*
                                                            ----------   ----------   ----------   --------   --------   --------
All American Fund.........................................  $  420,954      644,844      948,683    632,023    588,351    269,587
Intermediate Fund.........................................           0            0          781    187,583    269,930    216,714
Limited Term Fund.........................................   1,369,218    1,259,810    1,406,439    458,100    332,579     75,003

---------------
* For the eleven month period ended 4/30/97.

     In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

     Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $36 billion in tax-exempt securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

     Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

     The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

                             PORTFOLIO TRANSACTIONS

     Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

     The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

     Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

     As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

     In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

     The following discussion of federal income tax matters is based upon the advice of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Trust.

     Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months:
(i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of longterm capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net taxexempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

     Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

     Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was taxexempt during the period covered by the distribution.

     If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

     Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

     The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

     In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

     If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

     Among the requirements that a Fund must meet in order to qualify under Subchapter M in any year is that less than 30% of its gross income must be derived from the sale or other disposition of securities and certain other assets held for less than three months.

     Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

     Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

     In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

     Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

     The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

                            PERFORMANCE INFORMATION

     The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

     In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a-b    6
                          Yield = 2 [( --- +1)  - 1]
                                       cd

     In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.2% (3.0% for the Intermediate Municipal Bond Fund and 2.5% for the Limited Term Municipal Bond
Fund).

     In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

     Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated federal income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

     The taxable equivalent yields quoted below are based upon (1) the stated federal income tax rate and (2) the yields for the 30-day period quoted in the right hand column.

                                                                    AS OF APRIL 30, 1997
                                                              --------------------------------
                                                                                     TAXABLE
                                                                        FEDERAL     EQUIVALENT
                                                              YIELD    TAX RATE*      YIELD
                                                              -----    ---------    ----------
Nuveen Municipal Bond Fund
  Class A Shares............................................  4.69%      39.6%         7.76%
  Class B Shares............................................  4.14%      39.6%         6.85%
  Class C Shares............................................  4.34%      39.6%         7.19%
  Class R Shares............................................  5.09%      39.6%         8.43%
Nuveen Insured Municipal Bond Fund
  Class A Shares............................................  4.57%      39.6%         7.57%
  Class B Shares............................................  4.02%      39.6%         6.66%
  Class C Shares............................................  4.23%      39.6%         7.00%
  Class R Shares............................................  4.97%      39.6%         8.23%
Nuveen Flagship All-American Municipal Bond Fund
  Class A Shares............................................  5.15%      39.6%         8.53%
  Class B Shares............................................  4.63%      39.6%         7.67%
  Class C Shares............................................  4.83%      39.6%         8.00%
  Class R Shares............................................  5.58%      39.6%         9.24%
Nuveen Flagship Intermediate Municipal Bond Fund
  Class A Shares............................................  4.88%      39.6%         8.08%
  Class C Shares............................................  4.48%      39.6%         7.42%
  Class R Shares............................................  5.24%      39.6%         8.68%
Nuveen Flagship Limited Term Municipal Bond Fund
  Class A Shares............................................  4.31%      39.6%         7.14%
  Class C Shares............................................  4.08%      39.6%         6.75%
  Class R Shares............................................  4.63%      39.6%         7.67%

---------------

* These rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

     For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields table in the Prospectus.

     The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period.

Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

     The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.2% for the Municipal Bond Fund, the Insured Municipal Bond Fund, and the All-American Fund; the maximum sales charge for Class A Shares of 3.0% for the Intermediate Municipal Bond Fund; and the maximum sales charge for Class A Shares of 2.5% for the Limited Term Municipal Bond Fund, were as follows:

                                                                              APRIL 30, 1997
                                                                            DISTRIBUTION RATES
                                                                ------------------------------------------
                                                                CLASS A     CLASS B     CLASS C    CLASS R
                                                                --------    --------    -------    -------
Nuveen Municipal Bond Fund..................................      4.91%       4.39%      4.60%       5.31%
Nuveen Insured Municipal Bond Fund..........................      4.96%       4.44%      4.60%       5.37%
Nuveen Flagship All-American Municipal Bond Fund............      5.26%       4.73%      4.95%       5.69%
Nuveen Flagship Intermediate Municipal Bond Fund............      4.76%        N/A       4.36%       5.12%
Nuveen Flagship Limited Term Municipal Bond Fund............      4.58%        N/A       4.39%       4.91%

     Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

     Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

     The inception dates for each class of the Funds' shares are as follows:

                                                                 INCEPTION DATES
                                                                ------------------
Nuveen Municipal Bond Fund
  Class A Shares............................................         June 13, 1995
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................         June 13, 1995
  Class R Shares............................................     November 29, 1976
Nuveen Insured Municipal Bond Fund
  Class A Shares............................................     September 6, 1994
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................     September 6, 1994
  Class R Shares............................................     December 10, 1986
Nuveen Flagship All-American Municipal Bond Fund
  Class A Shares............................................       October 3, 1988
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................          June 2, 1993
  Class R Shares............................................      February 1, 1997
Nuveen Flagship Intermediate Municipal Bond Fund
  Class A Shares............................................    September 15, 1992
  Class C Shares............................................      December 1, 1995
  Class R Shares............................................      February 1, 1997
Nuveen Flagship Limited Term Municipal Bond Fund
  Class A Shares............................................      October 19, 1987
  Class C Shares............................................      December 1, 1995
  Class R Shares............................................      February 1, 1997

     The Nuveen Municipal Bond Fund's average annual return figures, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B shares, for the one-year, five-year and ten-year periods ended April 30, 1997, and for the period from inception through April 30, 1997, respectively, were as follows:

                                                                                      ANNUAL TOTAL RETURN
                                                                ----------------------------------------------------------------
                                                                                                                       FROM
                                                                  ONE YEAR        FIVE YEARS        TEN YEARS        INCEPTION
                                                                    ENDED            ENDED            ENDED           THROUGH
                                                                APR. 30, 1997    APR. 30, 1997    APR. 30, 1997    APR. 30, 1997
                                                                -------------    -------------    -------------    -------------
Nuveen Municipal Bond Fund
  Class A Shares............................................        2.38%            5.35%            7.07%            6.71%
  Class B Shares............................................        2.36%            5.41%            6.93%            6.65%
  Class C Shares............................................        6.16%            5.49%            6.74%            6.15%
  Class R Shares............................................        7.25%            6.55%            7.81%            7.21%

     The Nuveen Insured Municipal Bond Fund's average annual return figures, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B shares, for the one-year, five-year, and ten-year periods ended April 30, 1997, and for the period from inception through April 30, 1997, respectively, were as follows:

                                                                                     ANNUAL TOTAL RETURN
                                                             --------------------------------------------------------------------
                                                                                                                        FROM
                                                                ONE YEAR         FIVE YEARS        TEN YEARS         INCEPTION
                                                                 ENDED             ENDED             ENDED            THROUGH
                                                             APRIL 30, 1997    APRIL 30, 1997    APRIL 30, 1997    APRIL 30, 1997
                                                             --------------    --------------    --------------    --------------
Nuveen Insured Municipal Bond Fund
  Class A Shares.........................................        1.66%             6.02%             7.62%             6.96%
  Class B Shares.........................................        1.57%             6.00%             7.45%             6.82%
  Class C Shares.........................................        5.49%             6.04%             7.23%             6.55%
  Class R Shares.........................................        6.46%             7.14%             8.32%             7.65%

     The Nuveen Flagship All-American Municipal Bond Fund's average annual return figures, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B shares, for one-year and five-year periods ended April 30, 1997, and for the period from inception through April 30, 1997, respectively, were as follows:

                                                                               ANNUAL TOTAL RETURN
                                                                --------------------------------------------------
                                                                                                         FROM
                                                                   ONE YEAR         FIVE YEARS        INCEPTION
                                                                    ENDED             ENDED            THROUGH
                                                                APRIL 30, 1997    APRIL 30, 1997    APRIL 30, 1997
                                                                --------------    --------------    --------------
Nuveen Flagship All-American Municipal Bond Fund
  Class A Shares............................................        3.68%             6.96%             8.05%
  Class B Shares............................................        3.68%             7.15%             8.04%
  Class C Shares............................................        7.64%             7.28%             7.99%
  Class R Shares............................................        8.38%             7.91%             8.61%

     The Nuveen Flagship Intermediate Municipal Bond Fund's average annual return figures, including the effect of the maximum sales charge for Class A Shares for the one-year period ended April 30, 1997, and for the period from inception through April 30, 1997, respectively, were as follows:

                                                                      ANNUAL TOTAL RETURN
                                                                --------------------------------
                                                                                       FROM
                                                                   ONE YEAR         INCEPTION
                                                                    ENDED            THROUGH
                                                                APRIL 30, 1997    APRIL 30, 1997
                                                                --------------    --------------
Nuveen Flagship Intermediate Municipal Bond Fund
  Class A Shares............................................        3.48%             6.18%
  Class C Shares............................................        5.99%             6.29%
  Class R Shares............................................        6.53%             6.85%

     The Nuveen Flagship Limited Term Municipal Bond Fund's average annual return figures, including the effect of the maximum sales charge for Class A Shares for the one-year and five-year periods ended April 30, 1997, and for the period from inception through April 30, 1997, respectively, were as follows:

                                                                        ANNUAL TOTAL RETURN
                                                              ---------------------------------------
                                                              ONE YEAR    FIVE YEARS   FROM INCEPTION
                                                                ENDED       ENDED         THROUGH
                                                              APRIL 30,   APRIL 30,      APRIL 30,
                                                                1997         1997           1997
                                                              ---------   ----------   --------------
Nuveen Flagship Limited-Term Municipal Bond Fund
  Class A Shares............................................   2.18%        5.14%          6.33%
  Class C Shares............................................   4.49%        5.34%          6.29%
  Class R Shares............................................   4.66%        5.65%          6.60%

     Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

     The Nuveen Municipal Bond Fund cumulative total return figures, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten year periods ended April 30, 1997, and for the period since inception through April 30, 1997, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above were as follows:

                                                                            CUMULATIVE TOTAL RETURN
                                                              ---------------------------------------------------
                                                              ONE YEAR    FIVE YEARS   TEN YEARS   FROM INCEPTION
                                                                ENDED       ENDED        ENDED        THROUGH
                                                              APRIL 30,   APRIL 30,    APRIL 30,     APRIL 30,
                                                                1997         1997        1997           1997
                                                              ---------   ----------   ---------   --------------
Nuveen Municipal Bond Fund
  Class A Shares............................................    2.38%       29.77%       97.99%        276.63%
  Class B Shares............................................    2.36%       30.14%       95.39%        271.99%
  Class C Shares............................................    6.16%       30.64%       91.98%        237.86%
  Class R Shares............................................    7.25%       37.33%      112.08%        314.01%

     The Nuveen Insured Municipal Bond Fund cumulative total return figures, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods ended April 30, 1997, and for the period since inception through April 30, 1997, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above were as follows:

                                                                             CUMULATIVE TOTAL RETURN
                                                                -------------------------------------------------
                                                                                                          FROM
                                                                ONE YEAR     FIVE YEARS    TEN YEARS    INCEPTION
                                                                  ENDED        ENDED         ENDED       THROUGH
                                                                APRIL 30,    APRIL 30,     APRIL 30,    APRIL 30,
                                                                  1997          1997         1977         1997
                                                                ---------    ----------    ---------    ---------
Nuveen Insured Municipal Bond Fund
  Class A Shares............................................      1.66%        33.97%       108.48%      100.78%
  Class B Shares............................................      1.57%        33.80%       105.17%       98.03%
  Class C Shares............................................      5.49%        34.06%       100.95%       92.91%
  Class R Shares............................................      6.46%        41.19%       122.45%      114.46%

     The Nuveen Flagship All-American Municipal Bond Fund cumulative total return figures, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year and five-year periods ended April 30, 1997, and for the period since inception through April 30, 1997, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above were as follows:

                                                                      CUMULATIVE TOTAL RETURN
                                                                ------------------------------------
                                                                                             FROM
                                                                ONE YEAR     FIVE YEARS    INCEPTION
                                                                  ENDED        ENDED        THROUGH
                                                                APRIL 30,    APRIL 30,     APRIL 30,
                                                                  1997          1997         1997
                                                                ---------    ----------    ---------
Nuveen Flagship All-American Municipal Bond Fund
  Class A Shares............................................      3.68%        40.00%        94.22%
  Class B Shares............................................      3.68%        41.26%        94.09%
  Class C Shares............................................      7.64%        42.08%        93.30%
  Class R Shares............................................      8.38%        46.34%       103.03%

     The Nuveen Flagship Intermediate Municipal Bond Fund cumulative total return figures, including the effect of the maximum sales charge for the Class A Shares, for the one-year period ended April 30, 1997, and for the period since inception through April 30, 1997, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above were as follows:

                                                                   CUMULATIVE TOTAL
                                                                        RETURN
                                                                ----------------------
                                                                               FROM
                                                                ONE YEAR     INCEPTION
                                                                  ENDED       THROUGH
                                                                APRIL 30,    APRIL 30,
                                                                  1997         1997
                                                                ---------    ---------
Nuveen Flagship Intermediate Municipal Bond Fund
  Class A Shares............................................      3.48%       31.91%
  Class C Shares............................................      5.99%       32.54%
  Class R Shares............................................      6.53%       35.80%

     The Nuveen Flagship Limited Term Municipal Bond Fund cumulative total return figures, including the effect of the maximum sales charge for the Class A Shares, for the one-year and five-year periods ended April 30, 1997, and for the period since inception through April 30, 1997, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above were as follows:

                                                                      CUMULATIVE TOTAL RETURN
                                                                ------------------------------------
                                                                                             FROM
                                                                ONE YEAR     FIVE YEARS    INCEPTION
                                                                  ENDED        ENDED        THROUGH
                                                                APRIL 30,    APRIL 30,     APRIL 30,
                                                                  1997          1997         1997
                                                                ---------    ----------    ---------
Nuveen Flagship Limited Term Municipal Bond Fund
  Class A Shares............................................      2.18%        28.50%       79.51%
  Class C Shares............................................      4.49%        29.71%       78.80%
  Class R Shares............................................      4.66%        31.62%       83.86%

     Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

     Using the 39.6% maximum marginal federal tax rate for 1997, the annual taxable equivalent total return for the Nuveen Municipal Bond Fund's Class R Shares for the ten year period ended April 30, 1997, was 12.02%.

     Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price (3.0% for the Intermediate Municipal Bond Fund and 2.5% for the Limited Term Municipal Bond Fund). This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

     In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of: (1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

     Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

     There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

     The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
                           REDEMPTION OF FUND SHARES

     As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

     Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

     Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

     The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

     Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

     Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen unit trust, or otherwise.

     By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

     You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

     Reinvestment of Nuveen Unit Trust Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various unit trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

     Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

     Under any group purchase program, the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50, and the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program combined is $3,000. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

     To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free at (800) 621-7227.

     Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an upfront sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

     Class A Shares of a Fund may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

     - officers, trustees and former trustees of the Nuveen and Flagship Funds;

     - bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

     - any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

     - officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

     - bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

     - investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

     - clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

     Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

     Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

     Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

     In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

     Class R Share Purchase Eligibility. Class R Shares are available for purchases of $1 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

     - officers, trustees and former trustees of the Nuveen and Flagship Funds;

     - bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

     - any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

     - officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

     - bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

     - investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

     - clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

     In addition, purchasers of Nuveen unit investment trusts may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

     The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

     For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 621-7227.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

     Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

     In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

     The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's automatic withdrawal plan, up to 12% annually of the original investment amount. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

     The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

     In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen mutual funds during specified time periods.

     To help advisers and investors better understand and most efficiently use the Fund to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

     Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

     In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

     Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net assets value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

     Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

     For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

     Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Municipal Trust, dated February 1, 1997 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

     The aggregate amounts of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen (or by Flagship Financial, Inc., which Nuveen acquired on January 1, 1997), were as follows (all figures are to the nearest thousand):

                                                    YEAR ENDED                   YEAR ENDED                   YEAR ENDED
                                                  APRIL 30, 1997*             FEBRUARY 29, 1996            FEBRUARY 28, 1995
                                             -------------------------    -------------------------    -------------------------
                                              AMOUNT OF       AMOUNT       AMOUNT OF       AMOUNT       AMOUNT OF       AMOUNT
                                             UNDERWRITING    RETAINED     UNDERWRITING    RETAINED     UNDERWRITING    RETAINED
                  FUND                       COMMISSIONS     BY NUVEEN    COMMISSIONS     BY NUVEEN    COMMISSIONS     BY NUVEEN
                  ----                       ------------    ---------    ------------    ---------    ------------    ---------
Nuveen Municipal Bond Fund...............        967            170          1,575           316          2,248           467
Nuveen Insured Municipal Bond Fund.......        687             56            880            97          1,554           296

                                                YEAR ENDED                     YEAR ENDED                     YEAR ENDED
                                             APRIL 30, 1997**                 MAY 31, 1996                   MAY 31, 1995
                                        ---------------------------    ---------------------------    ---------------------------
                                         AMOUNT OF        AMOUNT        AMOUNT OF        AMOUNT        AMOUNT OF        AMOUNT
                                        UNDERWRITING     RETAINED      UNDERWRITING     RETAINED      UNDERWRITING     RETAINED
                FUND                    COMMISSIONS     BY FLAGSHIP    COMMISSIONS     BY FLAGSHIP    COMMISSIONS     BY FLAGSHIP
                ----                    ------------    -----------    ------------    -----------    ------------    -----------
Nuveen Flagship All -- American
  Municipal Bond Fund...............        456             61             557              74            763             104
Nuveen Flagship Intermediate
  Municipal Bond Fund...............         73             16             137              28            171              34
Nuveen Flagship Limited Term
  Municipal Bond Fund...............        332             66             543             108            797             160

---------------
 * For the fourteen-month period ended April 30, 1997.

** For the eleven-month period ended April 30, 1997.

                         DISTRIBUTION AND SERVICE PLAN

     The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

     The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

     The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

     Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

     For the fiscal years ended April 30, 1997, 100% of service fees and distribution fees were paid out as compensation to authorized dealers. Prior to February 1, 1997, the service fee for the Nuveen Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund was .25% for both Class A and C Shares and the distribution fee was .75% for Class C Shares. For the Nuveen Flagship AllAmerican Municipal Bond Fund, the Nuveen Flagship Intermediate Municipal Bond Fund and the Nuveen Flagship Limited Term Municipal Bond Fund, the service fee was .20% for all Class C Shares and the distribution fee was .40% for Class A Shares and .75% for Class C Shares (.50% for the Limited Term Fund). Thereafter, the service fee for Class A, Class B, and Class C Shares was .20% and the distribution fee was .75% for Class B Shares and .55% for Class C Shares (.35% for the Limited Term Fund).

                                                               COMPENSATION PAID TO
                                                              AUTHORIZED DEALERS FOR
                                                                END OF FISCAL 1997
                                                              ----------------------
Nuveen Municipal Bond Fund*
  Class A...................................................        $  156,403
  Class B...................................................        $      390
  Class C...................................................        $   38,967
Nuveen Insured Municipal Bond Fund*
  Class A...................................................        $  163,030
  Class B...................................................        $      735
  Class C...................................................        $   58,367
Nuveen Flagship All-American Municipal Bond Fund**
  Class A...................................................        $  683,251
  Class B...................................................        $      660
  Class C...................................................        $  421,541
Nuveen Flagship Intermediate Municipal Bond Fund**
  Class A...................................................        $  145,606
  Class C...................................................        $   16,039
Nuveen Flagship Limited Term Municipal Bond Fund**
  Class A...................................................        $1,482,478
  Class C...................................................        $  120,039

---------------
 * For the fourteen month period ended April 30, 1997.

** For the eleven month period ended April 30, 1997.

     Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the noninterested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

     Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago Illinois 60603 has been selected as auditors for the Nuveen Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund. Deloitte & Touche LLP, independent auditors, 1700 Courthouse Plaza N.E., Dayton, Ohio 45402 has been selected for the Nuveen Flagship All-American Municipal Bond Fund, the Nuveen Flagship Intermediate Municipal Bond

Fund, and the Nuveen Flagship Limited Term Municipal Bond Fund. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the respective auditors as indicated in their report with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

     The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting and portfolio accounting services.

                              FINANCIAL STATEMENTS

     The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The Annual Reports accompany this Statement of Additional Information.

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

     The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

     The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

     Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   APPENDIX B

                       DESCRIPTION OF HEDGING TECHNIQUES

     Set forth below is additional information regarding the various Funds' defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

     Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

     Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

     Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash -- rather than any security -- equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

     Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

     A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                       EXHIBIT C

                                                              SEPTEMBER 26, 1997

                      NUVEEN FLAGSHIP MULTISTATE TRUST III

                  Nuveen Flagship Alabama Municipal Bond Fund
                  Nuveen Flagship Georgia Municipal Bond Fund
                 Nuveen Flagship Louisiana Municipal Bond Fund
               Nuveen Flagship North Carolina Municipal Bond Fund
               Nuveen Flagship South Carolina Municipal Bond Fund
                 Nuveen Flagship Tennessee Municipal Bond Fund

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Multistate Trust III dated September 26, 1997. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 621-7227.

                               TABLE OF CONTENTS

                                                              PAGE
Investment Policies and Investment Portfolio................    C-2
Management..................................................   C-11
Investment Adviser and Investment Management Agreement......   C-18
Portfolio Transactions......................................   C-18
Net Asset Value.............................................   C-19
Tax Matters.................................................   C-20
Performance Information.....................................   C-26
Additional Information on the Purchase and Redemption of
  Fund Shares...............................................   C-31
Distribution and Service Plan...............................   C-36
Independent Public Accountants and Custodian................   C-37
Financial Statements........................................   C-37
Appendix A -- Ratings of Investments........................   AA-1
Appendix B -- Description of Hedging Techniques.............   BB-1

     The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports; each is included herein by reference. The Annual Reports accompany this Statement of Additional Information.

                  INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

     The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

          (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

          (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Georgia Municipal Bond Fund, the Louisiana Municipal Bond Fund, the North Carolina Municipal Bond Fund, and the Tennessee Municipal Bond Fund.

          (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

          (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

          (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

          (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

          (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

          (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

          (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

          (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

          (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

          (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen

     Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

     For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

     Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

     The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

     The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust III. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has six series: the Nuveen Flagship Alabama Municipal Bond Fund (formerly the Flagship Alabama Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Georgia Municipal Bond Fund (formerly the Flagship Georgia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Louisiana Municipal Bond Fund (formerly the Flagship Louisiana Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship North Carolina Municipal Bond Fund (formerly the Flagship North Carolina Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship South Carolina Municipal Bond Fund (formerly the Flagship South Carolina Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Flagship Tennessee Municipal Bond Fund (formerly the Flagship Tennessee Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

     As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

     The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

     As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.

     However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

PORTFOLIO TRADING AND TURNOVER

     The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

     The portfolio turnover rates for the Funds, for the fiscal year-end of the Fund as a series of its predecessor entity (described above), and for the 1997 year-end, as indicated, were:

                                                                FISCAL YEAR
                                                                ------------
                                                                1996    1997
                                                                ----    ----
Nuveen Flagship Alabama Municipal Bond Fund.................    42%     72%
Nuveen Flagship Georgia Municipal Bond Fund.................    59%     39%
Nuveen Flagship Louisiana Municipal Bond Fund...............    26%     25%
Nuveen Flagship North Carolina Municipal Bond Fund..........    54%     23%
Nuveen Flagship South Carolina Municipal Bond Fund..........    76%     68%
Nuveen Flagship Tennessee Municipal Bond Fund...............    38%     23%

WHEN-ISSUED SECURITIES

     Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

     As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO ALABAMA

     The industrialization of Alabama's economy over the past two decades has resulted in a manufacturing sector that represents just over a quarter of the State's gross product and 21.7% of employment. Nine consecutive years of private sector capital investment exceeding $2 billion annually has also left the State's manufacturing facilities modernized and more competitive in the domestic and world markets. In recent years, the importance of the service sector has grown as regional concentrations such as the medical complex in Birmingham and the high technology research center at Huntsville stimulate growth. The trade and service sectors have provided 75% of job growth in recent years.

     The State's unemployment rate fell from 8.0% in 1994 to 4.5% in June 1997. Alabama enjoyed a 25.9% increase in per capita income from 1990-94 outstripping the 15.4% national growth during the same period. Per capita income growth also significantly outpaced the national average during the period from 1980 to 1990. However, personal income in the State remains below the national median at about 82% of the U.S. per capita average.

     Moody's gives Alabama general obligation bonds an Aa rating while S&P's given them an AA rating.

FACTORS PERTAINING TO GEORGIA

     One of the nation's fastest growing states in terms of population, Georgia has benefited from steady economic and employment growth as a result of the State's stable and broad-based trade/service economy, low average cost of living, and extensive transportation infrastructure. According to S&P, the 1996 Olympic games represented a sizable bubble on the State's economic trend line, however, to date no significant drop-off from the State's pre-Olympic trend line has occurred. This economic growth as well as the State's healthy financial position were recognized in the State's recent rating upgrade from AA+ to AAA by S&P.

     The State's unemployment level is low at 4.4% in June, 1997, down from 5.1% in June of 1996. On a per capita basis, personal income is $22,709, equal to about 94% of the national average and 104% of the region.

     Georgia's tight financial policies and conservative management have resulted in a substantial operating surplus of $476 million and an unreserved general fund balance of $621 million in fiscal 1996. The large surplus enabled the State to increase reserves for debt service and expand the fiscal 1997 budget. As of July 31, 1997, Georgia's general obligation debt carries triple-A ratings from S&P, Moody's, and Fitch.

FACTORS PERTAINING TO LOUISIANA

     Louisiana's economic base has experienced some improvement after the recession of the 1980's. Population has increased approximately 3% since 1990 after ten years of zero growth. Per capita personal income has improved and was $19,824 in 1996, but remains flat at about 80% of the national average. The annual average unemployment rate for the State in 1996 was 6.7%, well above the national average of 5.4%. Employment projections show increases of approximately 2% annually, with 66,000 additional jobs expected in the next two years. Single family housing construction grew approximately 1.5% in 1996.

     The State possesses natural resources which have played a significant role in driving the economy. Louisiana is the second largest petroleum refining producer and the third largest producer of chemical products in the nation. In the next year $700 million will be invested in three Direct Reduction Iron facilities. Chemicals provide the largest employment in the manufacturing industry. Tourism is the second largest industry in the State, adding $6.6 billion to the economy and generating $450 million in state and local taxes by the end of 1995. Louisiana will continue to rely on the gaming industry, despite a sector employment drop of about 4% in 1996 due to the consolidation and downsizing of hotels and casinos.

     Financial operations have stabilized somewhat in recent years. The General Fund ending balance increased 36% from fiscal year 1995 to fiscal year 1996. The State's primary revenue sources are federal grants 27%, other taxes and revenues 16%, pension trust revenues 15%, and state sales and use taxes 13%. Federal grants declined 9.3% due to Medicaid funding reductions. The State's primary expenditures are for health and hospitals 32%, education 18%, colleges and universities 14%. Debt service comprises approximately 4% of State expenditures. Debt levels have moderated, declining approximately 42% since extremely high levels in 1987. This decline is partly due to the recent retirement and defeasement of bonds once issued by the Louisiana Recovery District to recover deficits experienced in the 1980's.

     The State of Louisiana general obligation bond rating by S&P and Fitch are A- and A, respectively. Moody's revised Louisiana's general obligation rating from Baa1 to A3 in March of 1997.

FACTORS PERTAINING TO NORTH CAROLINA

     North Carolina's economy continues to grow and diversify. The State ranks among the top ten states in terms of economic growth, as measured by employment, population, and personal income growth. While manufacturing remains the State's major employment sector, the services and retail trade sectors also supply a significant percentage of employment. Growth in the high-technology sector has helped diversify the State's economy and has also helped offset recent employment losses in the textile, apparel, and tobacco industries.

     The State's unemployment rate was 3.6% in June 1997, below the national average of 5.0% in June 1997 and down from the 4.3% rate for the State in June 1996. Per capita income grew from $13,716 in 1987 to $22,010 in 1996 but remains below the national average of $24,231.

     The State has implemented sound financial policies and maintains low debt levels. Its Constitution mandates that total expenditures not exceed receipts for the same period plus any surplus available at the start of the fiscal year. These conservative policies, combined with the State's economic recovery, resulted in budget surpluses in each fiscal year 1992-1996. In February 1997, Moody's, S&P, and Fitch confirmed their respective triple-A ratings for the State.

FACTORS PERTAINING TO SOUTH CAROLINA

     Though still reliant on the textile industry, South Carolina's economy has diversified into other areas such as trade, services, and durable goods manufacturing. While not a wealthy state, employment growth has outpaced the national growth rate. Steady economic gains are expected to continue as local companies' expansion plans should contribute to future growth. The strength of the job market, combined with low housing costs and the State's attractive climate are expected to continue to attract new residents.

     The State's June 1997 unemployment rate (5.1%) stands slightly above the 5.0% national level. On a per capita basis, personal income was $19,755 in 1996, equal to about 81% of the national average with personal income growth exceeding the national rate.

     South Carolina's Constitution mandates a balanced budget and employs several means to ensure its achievement. Each quarter the State Budget and Control Board must monitor revenues and lower appropriations in the event the State projects a deficit after the first or second quarters. The Constitution also requires the government to set aside 3% of general fund revenues in a General Reserve Fund and 2% in a Capital Reserve Fund as a hedge against any year end deficit. During the fiscal year, the State must fund its operating expenses with the Capital Reserve Fund moneys before resorting to any cuts in an effort to meet projected deficits. At the end of the year, the legislature may apply both funds to any deficit but any moneys taken from the General Reserve must be replaced within 3 years. This sound fiscal policy allowed South Carolina to end fiscal 1996 with a general fund balance of $285 million, $26 million over fiscal 1995. As of July 31, 1997, South Carolina's general obligation debt carries triple-A ratings from S&P, Moody's, and Fitch.

     The State recently revised its school bond intercept program. Under the new legislation, the State may divert state aid funds directly to the paying agent to pay debt service upon notification from a school district of an imminent default. Previously, the State could divert funds only after a default had occurred.

FACTORS PERTAINING TO TENNESSEE

     Tennessee's economy has diversified over the past several years. Traditionally a manufacturing state, Tennessee has shifted toward services and trade industries. Tennessee's average annual unemployment rate in 1996 was 5.2%, compared to the nation's average rate of 5.4%. Tennessee's unemployment rate has remained below the national average since 1989. The State's population has grown steadily by approximately 1% annually. Personal income grew over 87% from 1983 to 1993 to reach $18,434 per capita. The per capita average increased again to $21,764 in 1996.

     Tennessee's Constitution requires that a fiscal year's expenditures not exceed that year's revenues and available reserves. Taxes represent the largest source of governmental revenues, comprising 50.3% of revenues in 1996. Tax collections increased 4.6% from 1995 due primarily to sales tax revenue growth. Total governmental expenditures increased 2.2% from 1995, as education funding was enhanced by 3.7%. Tennessee's Rainy Day Fund is stable at approximately $101 million. Debt levels are manageable. At 1996 fiscal year end, general obligation debt in Tennessee totaled $634.7 million. Tennessee's solid fiscal budget management is reflected in its general obligation ratings of Aaa/AA+/AAA by Moody's, S&P and Fitch, respectively.

HEDGING AND OTHER DEFENSIVE ACTIONS

     Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

     No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

     Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

SHORT-TERM SECURITIES

     The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities ("temporary investments"). Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

     The Funds may invest in the following federally tax-exempt temporary investments:

     Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

     Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

     While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

     The Funds may also invest in the following taxable temporary investments:

     U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

     -- Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

     -- Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

     -- Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

     U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

     Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

     Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

     Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

     Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

                                   MANAGEMENT

     The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                           POSITIONS AND                         PRINCIPAL OCCUPATIONS
       NAME AND ADDRESS          AGE    OFFICES WITH TRUST                       DURING PAST FIVE YEARS
       ----------------          ---    ------------------                       ----------------------
Timothy R. Schwertfeger*.......  48    Chairman and Trustee   Chairman since July 1, 1996 of The John Nuveen Company, John
  333 West Wacker Drive                                       Nuveen & Co. Incorporated, Nuveen Advisory Corp. and Nuveen
  Chicago, IL 60606                                           Institutional Advisory Corp.; prior thereto Executive Vice
                                                              President and Director of The John Nuveen Company, John
                                                              Nuveen & Co. Incorporated, Nuveen Advisory Corp. (since
                                                              October 1992) and Nuveen Institutional Advisory Corp. (since
                                                              October 1992).
Anthony T. Dean*...............  52    President and Trustee  President since July 1, 1996 of The John Nuveen Company,
  333 West Wacker Drive                                       John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
  Chicago, IL 60606                                           Nuveen Institutional Advisory Corp.; prior thereto,
                                                              Executive Vice President and Director of The John Nuveen
                                                              Company, John Nuveen & Co. Incorporated, Nuveen Advisory
                                                              Corp. (since October 1992) and Nuveen Institutional Advisory
                                                              Corp. (since October 1992).
Robert P. Bremner..............  56    Trustee                Private Investor and Management Consultant.
  3725 Huntington Street, N.W.
  Washington, D.C. 20015
Lawrence H. Brown..............  63    Trustee                Retired (August 1989) as Senior Vice President of The
  201 Michigan Avenue                                         Northern Trust Company.
  Highwood, IL 60040
Anne E. Impellizzeri...........  64    Trustee                President and Chief Executive Officer of Blanton-Peale
  3 West 29th Street                                          Institute of Religion and Health.
  New York, NY 10001
Peter R. Sawers................  64    Trustee                Adjunct Professor of Business and Economics, University of
  22 The Landmark                                             Dubuque, Iowa; Adjunct Professor, Lake Forest Graduate
  Northfield, IL 60093                                        School of Management, Lake Forest, Illinois; Chartered
                                                              Financial Analyst; Certified Management Consultant.
William J. Schneider...........  53    Trustee                Senior Partner, Miller-Valentine Partners, Vice President,
  4000 Miller-Valentine Ct.                                   Miller- Valentine Group.
  P.O. Box 744
  Dayton, OH 45401
Judith M. Stockdale............  49    Trustee                Executive Director, Gaylord and Dorothy Donnelley Foundation
  35 E. Wacker Drive                                          (since 1994); prior thereto, Executive Director, Great Lakes
  Suite 2600                                                  Protection Fund (from 1990 to 1994).
  Chicago, IL 60601
Bruce P. Bedford...............  57    Executive Vice         Executive Vice President of John Nuveen & Co. Incorporated,
  333 West Wacker Drive                President              Nuveen Advisory Corp. and Nuveen Institutional Advisory
  Chicago, IL 60606                                           Corp. (since January 1997); prior thereto, Chairman and CEO of Flagship Resources Inc. and Flagship Financial Inc. and
                                                              the Flagship funds.
Michael S. Davern..............  40    Vice President         Vice President of Nuveen Advisory Corp. (since January
  One South Main Street                                       1997); prior thereto, Vice President and Portfolio Manager
  Dayton, OH 45402                                            of Flagship Financial.
William M. Fitzgerald..........  33    Vice President         Vice President of Nuveen Advisory Corp. (since December
  333 West Wacker Drive                                       1995); Assistant Vice President of Nuveen Advisory Corp.
  Chicago, IL 60606                                           (from September 1992 to December 1995), prior thereto,
                                                              Assistant Portfolio Manager of Nuveen Advisory Corp.
Kathleen M. Flanagan...........  50    Vice President         Vice President of John Nuveen & Co. Incorporated, Vice
  333 West Wacker Drive                                       President (since June 1996) of Nuveen Advisory Corp. and
  Chicago, IL 60606                                           Nuveen Institutional Advisory Corp.
J. Thomas Futrell..............  42    Vice President         Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive
  Chicago, IL 60606
Richard A. Huber...............  34    Vice President         Vice President of Nuveen Advisory Corp. (since January
  One South Main Street                                       1997); prior thereto, Vice President and Portfolio Manager
  Dayton, OH 45402                                            of Flagship Financial.
Steven J. Krupa................  39    Vice President         Vice President of Nuveen Advisory Corp.
  333 West Wacker Drive
  Chicago, IL 60606
Anna R. Kucinskis..............  51    Vice President         Vice President of John Nuveen & Co. Incorporated.
  333 West Wacker Drive
  Chicago, IL 60606

                                           POSITIONS AND                         PRINCIPAL OCCUPATIONS
       NAME AND ADDRESS          AGE    OFFICES WITH TRUST                       DURING PAST FIVE YEARS
       ----------------          ---    ------------------                       ----------------------
Larry W. Martin................  46    Vice President         Vice President, Assistant Secretary and Assistant General
  333 West Wacker Drive                                       Counsel of John Nuveen & Co. Incorporated; Vice President
  Chicago, IL 60606                                           (since May 1993) and Assistant Secretary of Nuveen Advisory
                                                              Corp.; Vice President (since May 1993) and Assistant
                                                              Secretary of Nuveen Institutional Advisory Corp.; Assistant
                                                              Secretary of The John Nuveen Company (since February 1993).
Edward F. Neild, IV............  32    Vice President         Vice President (since September 1996), previously Assistant
  One South Main Street                                       Vice President (since December 1993) of Nuveen Advisory
  Dayton, OH 45402                                            Corp., portfolio manager prior thereto; Vice President
                                                              (since September 1996), previously Assistant Vice President
                                                              (since May 1995) of Nuveen Institutional Advisory Corp.,
                                                              portfolio manager prior thereto.
Walter K. Parker...............  48    Vice President         Vice President of Nuveen Advisory Corp. (since January
  One South Main Street                                       1997); prior thereto, Vice President and Portfolio Manager
  Dayton, OH 45402                                            (since July 1994) of Flagship Financial; Portfolio Manager and CIO Trust Investor (between 1983 and June 1994) for PNC
                                                              Bank.
O. Walter Renfftlen............  58    Vice President         Vice President and Controller of The John Nuveen Company,
  333 West Wacker Drive                                       John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
  Chicago, IL 60606                                           Nuveen Institutional Advisory Corp.
Thomas C. Spalding, Jr.........  46    Vice President         Vice President of Nuveen Advisory Corp. and Nuveen
  333 West Wacker Drive                                       Institutional Advisory Corp.; Chartered Financial Analyst.
  Chicago, IL 60606
H. William Stabenow............  63    Vice President         Vice President and Treasurer of The John Nuveen Company,
  333 West Wacker Drive                                       John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
  Chicago, IL 60606                                           Nuveen Institutional Advisory Corp.
Jan E. Terbrueggen.............  41    Vice President         Vice President of Nuveen Advisory Corp. (since January
  One South Main Street                                       1997); prior thereto, Vice President and Portfolio Manager
  Dayton, OH 45402                                            of Flagship Financial.
Gifford R. Zimmerman...........  41    Vice President and     Vice President, Assistant Secretary and Associate General
  333 West Wacker Drive                Assistant Secretary    Counsel of John Nuveen & Co. Incorporated; Vice President
  Chicago, IL 60606                                           (since May 1993) and Assistant Secretary of Nuveen Advisory
                                                              Corp.; Vice President (since May 1993) and Assistant
                                                              Secretary of Nuveen Institutional Advisory Corp; Assistant
                                                              Secretary of The John Nuveen Company (since May 1994).

     Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The trustees of the Trust are directors or trustees, as the case may be, of 42 Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

     The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 1997. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. Trustees Brown, Impellizzeri, Rosenheim and Sawers became trustees of this Trust on February 1, 1997.

                                                                   AGGREGATE
                                                                 COMPENSATION      TOTAL COMPENSATION
                                                                   FROM THE            FROM TRUST
                                                                    SERIES          AND FUND COMPLEX
                      NAME OF TRUSTEE                            OF THIS TRUST      PAID TO TRUSTEES
                      ---------------                           ---------------    -------------------
Robert P. Bremner...........................................        $2,711(1)            $25,333(1)
Lawrence H. Brown...........................................        $  641               $59,500
Anne E. Impellizzeri........................................        $  641               $59,500
Margaret K. Rosenheim.......................................        $  705               $67,582(2)
Peter R. Sawers.............................................        $  641               $59,500
William J. Schneider........................................        $2,880(1)            $26,333(1)
Judith M. Stockdale.........................................        $    0(3)            $     0(3)

---------------

(1) Includes compensation received as a trustee of the Flagship Funds, for the period June 1, 1996 to January 1, 1997.

(2) Includes $1,582 in interest accrued on deferred compensation from prior years; former trustee, retired July 1997

(3) Elected to the Board in July 1997.

     Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

     The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

     The following table sets forth the percentage ownership of each person, who, as of September 4, 1997, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                                                         PERCENTAGE OF
             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER                     OWNERSHIP
             ----------------------                          -------------------------                   -------------
Nuveen Flagship Alabama Municipal Bond Fund
  Class A Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      25.57%
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
                                                  Farley L. Berman                                            7.41
                                                    1234 Champaign Avenue
                                                    Anniston, AL 36207-4727
                                                  Prudential Securities, Inc. FBO                             5.36
                                                  Jerry F. Wilson
                                                    P.O. Box 300
                                                    Addison, AL 35540-0300
                                                  Smith Barney Inc.                                           5.21
                                                    00144705397
                                                    388 Greenwich Street
                                                    New York, NY 10013-2375
Nuveen Flagship Alabama Municipal Bond Fund
  Class B Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      98.46
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship Alabama Municipal Bond Fund
  Class C Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      90.92
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship Alabama Municipal Bond Fund
  Class R Shares................................  Boston Financial Data Services                             50.83
                                                  Corp. Actions Audit Acct. #2 407
                                                    Flagship Funds
                                                    2 Heritage Dr. 8th Floor
                                                    N Quincy, MA 02171-2144
                                                  Boston Financial Data Services                             49.17
                                                  Corp. Actions Audit Acct. #1 407
                                                    Flagship Funds
                                                    2 Heritage Dr. 8th Floor
                                                    N Quincy, MA 02171-2144
Nuveen Flagship Georgia Municipal Bond Fund
  Class A Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      38.21
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E 3rd Fl
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship Georgia Municipal Bond Fund
  Class B Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      62.71
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
                                                  Prudential Securities Inc. FBO                              8.77
                                                  Gwen P. Akin
                                                    577 Lees TRCE SW
                                                    Marietta, GA 30064-3075

                                                                                                         PERCENTAGE OF
             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER                     OWNERSHIP
             ----------------------                          -------------------------                   -------------
                                                  BHC Securities Inc.                                         7.55%
                                                  FAO 20940232
                                                    Attn: Mutual Funds Dept.
                                                    One Commerce Square
                                                    2005 Market St. Suite 1200
                                                    Philadelphia, PA 19103-7042
                                                  Prudential Securities Inc. FBO                              6.81
                                                  Evelyn S. Hampton
                                                  Burney A. Sullivan
                                                  Elizabeth S Smith JT TEN
                                                    109 Sullivan Dr.
                                                    Dahlonega, GA 30533
                                                  Donaldson Lufkin Jenrette                                   5.71
                                                  Securities Corporation Inc.
                                                    P.O. Box 2052
                                                    Jersey City, NJ 07303-2052
Nuveen Flagship Georgia Municipal Bond Fund
  Class C Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      53.57
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship Georgia Municipal Bond Fund
  Class R Shares................................  Carolyn P. Fellows TR                                      50.09
                                                  Carolyn P. Fellows LVG Trust
                                                    U/A DTD 5-25-90
                                                    415 Sassafras Rd
                                                    Roswell, GA 30076-3669
                                                  Louise S. Brooks                                           28.84
                                                    P.O. Box 818
                                                    Valdosta, GA 31603-0818
                                                  Albert D. Cannon                                            9.89
                                                    1958 Overbrooke Way
                                                    Austell, GA 30001-1129
                                                  Donaldson Lufkin Jenrette                                   5.66
                                                  Securities Corporation Inc.
                                                    P.O. Box 2052
                                                    Jersey City, NJ 07303-2052
Nuveen Flagship Louisiana Municipal Bond Fund
  Class A Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      44.47
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship Louisiana Municipal Bond Fund
  Class B Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      71.16
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship Louisiana Municipal Bond Fund
  Class C Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      62.04
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship Louisiana Municipal Bond Fund
  Class R Shares................................  Boston Financial Data Services                             50.77
                                                  Corp. Actions Audit Acct. #2 886
                                                    Flagship Funds
                                                    2 Heritage Dr. 8th Floor
                                                    N Quincy, MA 02171-2144

                                                                                                         PERCENTAGE OF
             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER                     OWNERSHIP
             ----------------------                          -------------------------                   -------------
                                                  Boston Financial Data Services                             49.23%
                                                  Corp. Actions Audit Acct. #1 886
                                                    Flagship Funds
                                                    2 Heritage Dr. 8th Floor
                                                    N Quincy, MA 02171-2144
Nuveen Flagship North Carolina Municipal Bond
  Fund
  Class A Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      17.91
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship North Carolina Municipal Bond
  Fund
  Class B Shares................................  Gladys P. Keplinger TOD                                    21.70
                                                  Beulah P. Horton 30%
                                                  Gloria P. Carons 70%
                                                    9101 Hood Rd.
                                                    Charlotte, NC 28215-8763
                                                  Wheat First Securities, Inc.                               19.06
                                                  A/C 3803-8880
                                                  Peter Hairston
                                                    Box 415 Peter Hairston Rd.
                                                    Advance, NC 27006-0415
                                                  NFSC FEBO #BBN-004871                                      10.35
                                                  William W. Smith
                                                    606 Brookwood Lane
                                                    Goldsboro, NC 27534-7510
                                                  Interstate/Johnson Lane                                     7.76
                                                    FBO 274-73197-19
                                                    Interstate Tower
                                                    P.O. Box 1220
                                                    Charlotte, NC 28201-1220
                                                  Fubs & Co. FEBO                                             6.54
                                                  John S. Smith
                                                    P.O. Box 596
                                                    Murphy, NC 28906-0596
                                                  Smith Barney Inc.                                           6.39
                                                  00180140333
                                                    388 Greenwich Street
                                                    New York, NY 10013-2375
                                                  Fubs & Co. FEBO                                             5.65
                                                  Helen M. Gibson
                                                    P.O. Box 1954
                                                    Bryson City, NC 28713-4954
Nuveen Flagship North Carolina Municipal Bond
  Fund
  Class C Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      26.30
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship North Carolina Municipal Bond
  Fund
  Class R Shares................................  James H. Ward                                              12.68
                                                    P.O. Box 67
                                                    Plymouth, NC 27962-0067
                                                  Maryellen D. Casler                                        12.22
                                                    1726 Seabrook Ave.
                                                    Cary, NC 27511-5625
                                                  Barry W. Barrick Jr.                                       11.84
                                                    1900 Highland Pl.
                                                    Raleigh, NC 27607-3102
                                                  Daniel Bonadies                                             9.25
                                                    4 Apalousa Pl.
                                                    Pinehurst, NC 28374

                                                                                                         PERCENTAGE OF
             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER                     OWNERSHIP
             ----------------------                          -------------------------                   -------------
                                                  Erwin Sweetman &                                            7.70%
                                                  Shirley Sweetman
                                                  JT TEN WROS NOT TC
                                                    532 Medcalf Dr. SW
                                                    Sunset Beach, NC 28468-4501
                                                  Wayne D. Brodd                                              6.75
                                                    5012 Hermitage Dr.
                                                    Raleigh, NC 27612-2714
                                                  Louise S. Allen                                             5.81
                                                    157 Sitterson Loop
                                                    Plymouth, NC 27962-9566
                                                  Carolyn W. Harding                                          5.07
                                                    324 Sunnyside Dr.
                                                    Washington, NC 27889-9227
                                                  Thomas Frederick Armstrong                                  5.06
                                                    2608 Churchill Rd.
                                                    Raleigh, NC 27608-1906
Nuveen Flagship South Carolina Municipal Bond
  Fund
  Class A Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      25.92
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
                                                  Joseph F. Rice                                              9.21
                                                    777 Bradburn Dr.
                                                    Mt. Pleasant, SC 29464-5114
                                                  PaineWebber for the benefit of                              7.50
                                                  Thomas V. Malloy &
                                                  Isabel C. Malloy JTWROS
                                                    24 Marina Village Way
                                                    Salem, SC 29676-4502
                                                  JC Bradford & Co., Cust. FBO                                6.74
                                                  Ruth K. Keever
                                                    330 Commerce St.
                                                    Nashville, TN 37201-1805
Nuveen Flagship South Carolina Municipal Bond
  Fund
  Class B Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      97.51
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship South Carolina Municipal Bond
  Fund
  Class C Shares................................  Interstate Johnson Lane                                    58.44
                                                  FBO 329-0071-15
                                                    Interstate Tower
                                                    P.O. Box 1320
                                                    Charlotte, NC 28201-1220
                                                  Merrill Lynch, Pierce, Fenner & Smith                      31.03
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E. FL 3
                                                    Jacksonville, FL 32246-6484
                                                  Interstate/Johnson Lane                                    10.51
                                                  FBO 272-73155-13
                                                    Interstate Tower
                                                    P.O. Box 1220
                                                    Charlotte, NC 28201-1220
Nuveen Flagship South Carolina Municipal Bond
  Fund
  Class R Shares................................  Nancy W. Edwards                                           61.21
                                                    5 Nilstead Way
                                                    Greenville, SC 29615-5332

                                                                                                         PERCENTAGE OF
             NAME OF FUND AND CLASS                          NAME AND ADDRESS OF OWNER                     OWNERSHIP
             ----------------------                          -------------------------                   -------------
                                                  E. Chatfield Blakeman                                      38.54%
                                                    23 New River Trce
                                                    Lake Wylie, SC 29710-8932
Nuveen Flagship Tennessee Municipal Bond Fund
  Class A Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      21.74
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship Tennessee Municipal Bond Fund
  Class B Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      25.26
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
                                                  Carl A. Zemenick                                           20.57
                                                    595 St. Blaise Road
                                                    Gallatin, TN 37066-4449
                                                  BHC Securities Inc.                                        15.11
                                                  FAO 52197563
                                                    Attn: Mutual Funds Dept.
                                                    One Commerce Sq.
                                                    2005 Market St., Suite 1200
                                                    Philadelphia, PA 19103-7042
                                                  Don R. Osborne and                                          8.32
                                                  Linda L. Osborne JTWROS
                                                    P.O. Box 5495
                                                    Kingsport, TN 37663-0495
                                                  Ethel T. Maxwell TTEE                                       8.02
                                                  Ethel T. Maxwell Living
                                                  Trust U/A DTD 6-3-96
                                                    3636 Central Ave
                                                    Memphis, TN 38111-6004
Nuveen Flagship Tennessee Municipal Bond Fund
  Class C Shares................................  Merrill Lynch, Pierce, Fenner & Smith                      46.53
                                                  For the sole benefit of its customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Dr., E FL 3
                                                    Jacksonville, FL 32246-6484
Nuveen Flagship Tennessee Municipal Bond Fund
  Class R Shares................................  Darius A. Hensley                                          39.17
                                                    P.O. Box 305
                                                    Piney Flats, TN 37686-0305
                                                  J.C. Bradford & Co. Cust FBO                               19.69
                                                  Jeffrey L. Cooper
                                                    330 Commerce St.
                                                    Nashville, TN 37201-1805
                                                  Henry Bartosch                                             15.81
                                                  Georgia J. Bartosch JT WROS
                                                    3535 Kirby Rd., Apt A121
                                                    Memphis, TN 38115-3710
                                                  Walter Wolentarski &                                       12.90
                                                  Patricia A. Wolentarski
                                                  JT TEN
                                                    665 Rebel Road
                                                    Old Hickory, TN 37138-1045
                                                  Georgia J. Bartosch                                         8.07
                                                  Henry Bartosch JTWROS
                                                    3535 Kirby Rd., Apt A121
                                                    Memphis, TN 38115-3710

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

     Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

     Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

                                                              MANAGEMENT
               AVERAGE DAILY NET ASSET VALUE                      FEE
               -----------------------------                  -----------
For the first $125 million                                    .5500 of 1%
For the next $125 million                                     .5375 of 1%
For the next $250 million                                     .5250 of 1%
For the next $500 million                                     .5125 of 1%
For the next $1 billion                                       .5000 of 1%
For assets over $2 billion                                    .4750 of 1%

     Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices.

     For the last three fiscal years, the Funds paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on February 1, 1997, to Nuveen Advisory, as follows:

                                                                   MANAGEMENT FEES NET OF               FEE WAIVERS AND
                                                                 EXPENSE REIMBURSEMENT PAID          EXPENSE REIMBURSEMENTS
                                                                     FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                                              --------------------------------   ------------------------------
                                                              5/31/95    5/31/96     5/31/97     5/31/95    5/31/96    5/31/97
                                                              -------    -------     -------     -------    -------    -------
Alabama Municipal Bond Fund.................................  $     --         --           --      4,854     70,457     98,659
Georgia Municipal Bond Fund.................................  $287,399    235,562      338,940    321,940    366,193    283,341
Louisiana Municipal Bond Fund...............................  $ 96,442    148,090      223,450    240,777    222,310    193,709
North Carolina Municipal Bond Fund..........................  $675,473    674,110      850,815    289,460    318,954    133,892
South Carolina Municipal Bond Fund..........................  $     --         --           --     37,587     86,888    125,003
Tennessee Municipal Bond Fund...............................  $776,025    921,400    1,051,491    442,963    389,150    341,259

     In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

     Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. In 1961, Nuveen began sponsoring the Nuveen Tax-Exempt Unit Trust and since that time has issued more than $36 billion in tax-exempt unit trusts, including over $12 billion in tax-exempt insured unit trusts. In addition, Nuveen open-end and closed-end funds held approximately $36 billion in tax-exempt securities under management as of the date of this Statement. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

     Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Research Department. The Nuveen Research Department reviews more than $100 billion in municipal bonds every year.

     The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

                             PORTFOLIO TRANSACTIONS

     Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

     The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

     Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

     As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the Exchange is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

     In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

     The following discussion of federal income tax matters is based upon the advice of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Trust.

     Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, for taxable years beginning on or before August 5, 1997, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). The short-short test will not be a requirement for qualification as a regulated investment company for taxable years beginning after August 5, 1997. Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

     Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

     Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

     If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

     Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

     The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, (i) gain on the sale of shares held for more than 18 months will generally be taxed at a maximum marginal rate of 20%, (ii) gain on the sale of shares held for more than one year but not more than 18 months will generally be taxed at a maximum marginal rate of 28%, and
(iii) gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate on net income may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

     In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

     If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

     Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

     Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

     In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

     Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

     The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

     The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

ALABAMA

     The following is a general, abbreviated summary of certain provisions of the applicable Alabama tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Alabama Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Alabama Fund transactions.

     The following is based on the assumptions that the Alabama Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Alabama Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Alabama Fund's shareholders.

     The Alabama Fund will be subject to the Alabama corporate franchise tax and the Alabama income tax only if it has a sufficient nexus with Alabama. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

     Distributions by the Alabama Fund that are attributable to interest on any obligation of Alabama and its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Alabama personal income tax or the Alabama corporate income tax. Distributions attributable to all other taxable income realized by the Alabama Fund, including capital gains will be subject to the Alabama personal and corporate income taxes.

     Gain on the sale, exchange, or other disposition of shares of the Alabama Fund will be subject to the Alabama personal and corporate income taxes.

     Shares of the Alabama Fund may be subject to the Alabama inheritance tax and the Alabama estate tax if held by an Alabama decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning Alabama and local tax matters.

GEORGIA

     The following is a general, abbreviated summary of certain provisions of the applicable Georgia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Georgia Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Georgia Fund transactions.

     The following is based on the assumptions that the Georgia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Georgia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Georgia Fund's shareholders.

     The Georgia Fund will be subject to the Georgia corporate net worth tax and the Georgia corporate income tax only if it has a sufficient nexus with Georgia. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

     Distributions from the Georgia Fund that are attributable to interest on any obligation of Georgia or its political subdivisions or on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Georgia personal income tax or the Georgia corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Georgia personal and corporate income taxes.

     Gain on the sale, exchange, or other disposition of shares of the Georgia Fund will be subject to the Georgia personal and corporate income taxes.

     Shares of the Georgia Fund may be subject to the Georgia estate tax if held by a Georgia decedent at the time of death.

     Shareholders should note that the Georgia intangible personal property tax has been repealed effective January 1, 1997.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning Georgia and local tax matters.

LOUISIANA

     The following is a general, abbreviated summary of certain provisions of the applicable Louisiana tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Louisiana Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Louisiana Fund transactions.

     The following is based on the assumptions that the Louisiana Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Louisiana Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Louisiana Fund's shareholders.

     The Louisiana Fund will be subject to the Louisiana corporate franchise tax and corporate income tax only if it has a sufficient nexus with Louisiana. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

     Distributions by the Louisiana Fund that are attributable to interest on any obligation of Louisiana and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Louisiana personal income tax or the Louisiana corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Louisiana personal and corporate income taxes.

     Gain on the sale, exchange, or other disposition of shares of the Louisiana Fund will be subject to the Louisiana personal and corporate income taxes.

     Shares of the Louisiana Fund may be subject to the Louisiana inheritance tax and the Louisiana estate tax if held by a Louisiana decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning Louisiana tax matters.

NORTH CAROLINA

     The following is a general, abbreviated summary of certain provisions of the applicable North Carolina tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the North Carolina Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to North Carolina Fund transactions.

     The following is based on the assumptions that the North Carolina Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause North Carolina Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the North Carolina Fund's shareholders.

     The North Carolina Fund will be subject to the North Carolina corporation income tax and the North Carolina franchise tax only if it has a sufficient nexus with North Carolina. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

     Distributions from North Carolina Fund that are attributable to interest on any obligation of North Carolina or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the North Carolina personal income tax or the North Carolina corporation income tax. All other distributions, including distributions attributable to capital gains, will be subject to the North Carolina personal and corporation income taxes.

     Gain on the sale, exchange, or other disposition of shares of the North Carolina Fund will be subject to the North Carolina personal and corporation income taxes.

     Shares of the North Carolina Fund may be subject to the North Carolina inheritance tax and the North Carolina estate tax if owned by a North Carolina decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning North Carolina and local tax matters.

SOUTH CAROLINA

     The following is a general, abbreviated summary of certain provisions of the applicable South Carolina tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the South Carolina Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to South Carolina Fund transactions.

     The following is based on the assumptions that the South Carolina Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause South Carolina Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the South Carolina Fund's shareholders.

     The South Carolina Fund will be subject to the South Carolina corporation net license fee and the South Carolina corporate income tax only if it has a sufficient nexus with South Carolina. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

     Distributions by the South Carolina Fund that are attributable to interest on any obligations of South Carolina or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the South Carolina personal income tax or the South Carolina corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the South Carolina personal and corporate income taxes.

     Gain on the sale, exchange, or other disposition of shares of the South Carolina Fund will be subject to the South Carolina personal and corporate income taxes.

     Shares of the South Carolina Fund may be subject to the South Carolina estate tax if owned by a South Carolina decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning South Carolina and local tax matters.

TENNESSEE

     The following is a general, abbreviated summary of certain provisions of the applicable Tennessee tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Tennessee Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Tennessee Fund transactions.

     The following is based on the assumptions that the Tennessee Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will invest at least 75% of its assets in obligations of Tennessee and its political subdivisions ("Tennessee Obligations") or obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations"), that it will satisfy the conditions which will cause Tennessee Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Tennessee Fund's shareholders.

     The Tennessee Fund is not subject to Tennessee taxes.

     Distributions from the Tennessee Fund that are attributable to interest on Tennessee Obligations or to interest on Federal Obligations will not be subject to the Tennessee individual income tax (also known as the "Hall income tax"). In addition, under current administrative practice of the Tennessee Department of Revenue, dividends attributable to gains realized from the sale or exchange of Tennessee Obligations or Federal Obligations will not be subject to the Tennessee individual income tax. All other distributions will be subject to such tax.

     All distributions from the Tennessee Fund, regardless of source, will be subject to the Tennessee corporate excise tax.

     Gain on the sale, exchange, or other disposition of shares of the Tennessee Fund will not be subject to the Tennessee individual income tax but will be subject to the Tennessee corporate excise tax.

     Shares of the Tennessee Fund may be subject to the Tennessee inheritance tax and the Tennessee estate tax if owned by a Tennessee decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning Tennessee and local tax matters.

                            PERFORMANCE INFORMATION

     The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

     In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b
                          Yield = 2 [       +1  6 - 1]
                                     (        )
                                       cd

     In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20%.

     In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

     Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

     The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                                       COMBINED
                                                                        FEDERAL      TAXABLE
                                                                       AND STATE    EQUIVALENT
                     AS OF MAY 31, 1997                       YIELD    TAX RATE*      YIELD
                     ------------------                       -----    ---------    ----------
Alabama Municipal Bond Fund
  Class A Shares............................................  4.94%      41.5%         8.44%
  Class B Shares............................................  4.29%      41.5%         7.33%
  Class C Shares............................................  4.64%      41.5%         7.93%
  Class R Shares............................................  5.43%      41.5%         9.28%
Georgia Municipal Bond Fund
  Class A Shares............................................  4.97%      43.0%         8.72%
  Class B Shares............................................  4.44%      43.0%         7.79%
  Class C Shares............................................  4.64%      43.0%         8.14%
  Class R Shares............................................  5.39%      43.0%         9.46%
Louisiana Municipal Bond Fund
  Class A Shares............................................  4.87%      42.0%         8.40%
  Class B Shares............................................  4.35%      42.0%         7.50%
  Class C Shares............................................  4.54%      42.0%         7.83%
  Class R Shares............................................  5.71%      42.0%         9.84%
North Carolina Municipal Bond Fund
  Class A Shares............................................  4.49%      44.5%         8.09%
  Class B Shares............................................  3.94%      44.5%         7.10%
  Class C Shares............................................  4.14%      44.5%         7.46%
  Class R Shares............................................  4.88%      44.5%         8.79%
South Carolina Municipal Bond Fund
  Class A Shares............................................  5.12%      44.0%         9.14%
  Class B Shares............................................  4.60%      44.0%         8.21%
  Class C Shares............................................  4.82%      44.0%         8.61%
  Class R Shares............................................  5.55%      44.0%         9.91%
Tennessee Municipal Bond Fund
  Class A Shares............................................  4.83%      43.0%         8.47%
  Class B Shares............................................  4.31%      43.0%         7.56%
  Class C Shares............................................  4.49%      43.0%         7.88%
  Class R Shares............................................  5.28%      43.0%         9.26%

---------------
* The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

     For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields table in the Prospectus.

     The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

     The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20%, were as follows:

                                                                          MAY 31, 1997
                                                              -------------------------------------
                                                                       DISTRIBUTION RATES
                                                              -------------------------------------
                                                              CLASS A   CLASS B   CLASS C   CLASS R
                                                              -------   -------   -------   -------
Alabama Municipal Bond Fund.................................   5.02%     4.49%      4.69%    5.44%
Georgia Municipal Bond Fund.................................   5.12%     4.60%      4.80%    5.55%
Louisiana Municipal Bond Fund...............................   5.07%     4.56%      4.74%    5.50%
North Carolina Municipal Bond Fund..........................   4.98%     4.45%      4.64%    5.39%
South Carolina Municipal Bond Fund..........................   5.03%     4.51%      4.70%    5.45%
Tennessee Municipal Bond Fund...............................   5.07%     4.55%      4.75%    5.50%

     Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

     Total returns for the Class A Shares of each fund reflect actual performance for all periods. For the Alabama, Georgia, Louisiana, North Carolina, South Carolina, and Tennessee Funds, the Class B, C and R Shares, total returns reflect actual performance for periods since class inception, and the Class A Shares' performance for periods prior to inception, adjusted for the differences in sales charges (and for Class B and C, fees) between the classes.

     The inception dates for each class of the Funds' shares are as follows:

                                                                 INCEPTION DATES
                                                                 ---------------
Alabama Municipal Bond Fund
  Class A Shares............................................        April 11, 1994
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................      February 1, 1997
  Class R Shares............................................      February 1, 1997
Georgia Municipal Bond Fund
  Class A Shares............................................        March 27, 1986
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................       January 4, 1994
  Class R Shares............................................      February 1, 1997
Louisiana Municipal Bond Fund
  Class A Shares............................................    September 12, 1989
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................      February 2, 1994
  Class R Shares............................................      February 1, 1997
North Carolina Municipal Bond Fund
  Class A Shares............................................        March 27, 1986
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................       October 4, 1993
  Class R Shares............................................      February 1, 1997
South Carolina Municipal Bond Fund
  Class A Shares............................................          July 6, 1993
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................      February 1, 1997
  Class R Shares............................................      February 1, 1997
Tennessee Municipal Bond Fund
  Class A Shares............................................      November 2, 1987
  Class B Shares............................................      February 1, 1997
  Class C Shares............................................       October 4, 1993
  Class R Shares............................................      February 1, 1997

     The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 1997 and for the period from inception through May 31, 1997, respectively, were:

                                                                             ANNUAL TOTAL RETURN
                                                              --------------------------------------------------
                                                              ONE YEAR   FIVE YEARS   TEN YEARS   FROM INCEPTION
                                                               ENDED       ENDED        ENDED        THROUGH
                                                              MAY 31,     MAY 31,      MAY 31,       MAY 31,
                                                                1997        1997        1997           1997
                                                              --------   ----------   ---------   --------------
Alabama Municipal Bond Fund
  Class A Shares............................................    4.63%        N/A         N/A           5.83%
  Class B Shares............................................    4.79%        N/A         N/A           5.91%
  Class C Shares............................................    9.00%        N/A         N/A           6.95%
  Class R Shares............................................    9.38%        N/A         N/A           7.34%
Georgia Municipal Bond Fund
  Class A Shares............................................    4.79%       5.71%       7.39%          6.99%
  Class B Shares............................................    4.73%       5.87%       7.38%          6.98%
  Class C Shares............................................    8.80%       6.00%       7.24%          6.80%
  Class R Shares............................................    9.46%       6.64%       7.86%          7.41%
Louisiana Municipal Bond Fund
  Class A Shares............................................    4.78%       6.65%        N/A           7.74%
  Class B Shares............................................    4.61%       6.80%        N/A           7.73%
  Class C Shares............................................    8.78%       6.97%        N/A           7.73%
  Class R Shares............................................    9.33%       7.56%        N/A           8.33%
North Carolina Municipal Bond Fund
  Class A Shares............................................    3.26%       5.40%       7.39%          6.51%
  Class B Shares............................................    3.14%       5.56%       7.38%          6.50%
  Class C Shares............................................    7.20%       5.69%       7.24%          6.31%
  Class R Shares............................................    7.86%       6.33%       7.86%          6.93%
South Carolina Municipal Bond Fund
  Class A Shares............................................    3.73%        N/A         N/A           4.04%
  Class B Shares............................................    3.52%        N/A         N/A           3.89%
  Class C Shares............................................    7.73%        N/A         N/A           4.78%
  Class R Shares............................................    8.45%        N/A         N/A           5.23%
Tennessee Municipal Bond Fund
  Class A Shares............................................    3.18%       5.76%        N/A           7.35%
  Class B Shares............................................    3.07%       5.92%        N/A           7.34%
  Class C Shares............................................    7.12%       6.07%        N/A           7.23%
  Class R Shares............................................    7.58%       6.64%        N/A           7.82%

     Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

     The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 1997, and for the period since inception through May 31, 1997, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                                                            CUMULATIVE TOTAL RETURN
                                                                ------------------------------------------------
                                                                                                         FROM
                                                                ONE YEAR    FIVE YEARS    TEN YEARS    INCEPTION
                                                                 ENDED        ENDED         ENDED       THROUGH
                                                                MAY 31,      MAY 31,       MAY 31,      MAY 31,
                                                                  1997         1997         1997         1997
                                                                --------    ----------    ---------    ---------
Alabama Municipal Bond Fund
  Class A Shares............................................     4.63%           N/A           N/A       19.45%
  Class B Shares............................................     4.79%           N/A           N/A       19.73%
  Class C Shares............................................     9.00%           N/A           N/A       23.47%
  Class R Shares............................................     9.38%           N/A           N/A       24.87%
Georgia Municipal Bond Fund
  Class A Shares............................................     4.79%        32.00%       103.92%      112.88%
  Class B Shares............................................     4.73%        32.99%       103.73%      112.69%
  Class C Shares............................................     8.80%        33.82%       101.14%      108.54%
  Class R Shares............................................     9.46%        37.88%       113.01%      122.36%
Louisiana Municipal Bond Fund
  Class A Shares............................................     4.78%        37.99%           N/A       77.69%
  Class B Shares............................................     4.61%        38.97%           N/A       77.58%
  Class C Shares............................................     8.78%        40.03%           N/A       77.66%
  Class R Shares............................................     9.33%        43.98%           N/A       85.40%
North Carolina Municipal Bond Fund
  Class A Shares............................................     3.26%        30.09%       104.00%      102.38%
  Class B Shares............................................     3.14%        31.08%       103.87%      102.25%
  Class C Shares............................................     7.20%        31.86%       101.22%       98.26%
  Class R Shares............................................     7.86%        35.89%       113.08%      111.40%
South Carolina Municipal Bond Fund
  Class A Shares............................................     3.73%           N/A           N/A       16.72%
  Class B Shares............................................     3.52%           N/A           N/A       16.06%
  Class C Shares............................................     7.73%           N/A           N/A       19.99%
  Class R Shares............................................     8.45%           N/A           N/A       22.02%
Tennessee Municipal Bond Fund
  Class A Shares............................................     3.18%        32.28%           N/A       97.26%
  Class B Shares............................................     3.07%        33.30%           N/A       97.09%
  Class C Shares............................................     7.12%        34.24%           N/A       95.21%
  Class R Shares............................................     7.58%        37.93%           N/A      105.68%

     Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

     Using the 41.5% maximum combined marginal federal and State tax rate for 1997, the annual taxable equivalent total return for the Alabama Municipal Fund's Class A shares for the one-year period ended May 31, 1997 was 13.17%.

     Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

     In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of: (1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

     Each fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

     There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

     The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
                           REDEMPTION OF FUND SHARES

     As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

     Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

     Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

     The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARE PURCHASE ELIGIBILITY

     Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or units of a Nuveen unit trust, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

     Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Unit Trust or otherwise.

     By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

     You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

     Reinvestment of Nuveen Unit Trust Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various unit trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

     Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

     Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

     To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 621-7227.

     Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

     Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

     - officers, trustees and former trustees of the Nuveen and Flagship Funds;

     - bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

     - any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

     - officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

     - bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

     - investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

     - clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

     Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

     Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

     Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

     In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

     Class R Share Purchase Eligibility. Class R Shares are available for purchases of $1 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

     - officers, trustees and former trustees of the Nuveen and Flagship Funds;

     - bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

     - any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

     - officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

     - bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

     - investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

     - clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

     In addition, purchasers of Nuveen unit trusts may reinvest their distributions from such unit trusts in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

     The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

     For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 621-7227.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

     Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

     In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged upon shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C Shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

     The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 12% of the original investment amount. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

     The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

     In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen mutual funds during specified time periods.

     To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

     Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

     In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

     Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

     Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

     For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

     Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust III, dated February 1, 1997 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

     The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen (or Flagship Financial, Inc., which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                                     YEAR ENDED                   YEAR ENDED                   YEAR ENDED
                                                    MAY 31, 1997                 MAY 31, 1996                 MAY 31, 1995
                                             --------------------------   --------------------------   --------------------------
                                              AMOUNT OF       AMOUNT       AMOUNT OF       AMOUNT       AMOUNT OF       AMOUNT
                                             UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY   UNDERWRITING   RETAINED BY
                   FUND                      COMMISSIONS      NUVEEN      COMMISSIONS     FLAGSHIP     COMMISSIONS     FLAGSHIP
                   ----                      ------------   -----------   ------------   -----------   ------------   -----------
Alabama Fund...............................       51             7             37             5             41              6
Georgia Fund...............................      343            49            293            39            347             47
Louisiana Fund.............................      297            63            254            33            247             32
North Carolina Fund........................      228            31            358            49            439             47
South Carolina Fund........................       49             6             48             8             44              6
Tennessee Fund.............................      612            86            639            88            846            113

                         DISTRIBUTION AND SERVICE PLAN

     The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

     The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

     The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

     Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

     For the fiscal year ended May 31, 1997, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. For the period from June 1, 1996 to January 31, 1997, the service fee for all Class C Shares was .20% and the distribution fee was .40% for the Class A Shares and
 .75% for the Class C Shares.

Thereafter, the service fee for the Class A and Class C Shares was .20% and the distribution fee for the Class B Shares was .75% and for the Class C Shares was
 .55%.

                                                                COMPENSATION PAID TO
                                                               AUTHORIZED DEALERS FOR
                                                                 END OF FISCAL 1997
                                                               ----------------------
Alabama Municipal Bond Fund
  Class A...................................................          $ 12,164
  Class B...................................................          $    372
  Class C...................................................          $     72
Georgia Municipal Bond Fund
  Class A...................................................          $366,712
  Class B...................................................          $    173
  Class C...................................................          $ 92,494
Louisiana Municipal Bond Fund
  Class A...................................................          $247,898
  Class B...................................................          $  1,569
  Class C...................................................          $ 54,724
North Carolina Municipal Bond Fund
  Class A...................................................          $617,970
  Class B...................................................          $    448
  Class C...................................................          $ 60,676
South Carolina Municipal Bond Fund
  Class A...................................................          $ 36,806
  Class B...................................................          $    353
  Class C...................................................          $    223
Tennessee Municipal Bond Fund
  Class A...................................................          $852,686
  Class B...................................................          $    761
  Class C...................................................          $137,228

     Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the noninterested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

     Deloitte & Touche LLP, independent auditors, 1700 Courthouse Plaza N.E., Dayton, Ohio 45402 has been selected as auditors for all of the Funds. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.

     The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

                              FINANCIAL STATEMENTS

     The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports; and are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

     The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

     The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

     Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                                                      APPENDIX B

                       DESCRIPTION OF HEDGING TECHNIQUES

     Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

     Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

     Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

     Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash -- rather than any security -- equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

     Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

     A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                 FINANCIAL STATEMENTS FOR THE ALL-AMERICAN FUND        EXHIBIT D

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                          NUVEEN FLAGSHIP ALL-AMERICAN

                                OCTOBER 31, 1997

 PRINCIPAL                                                                     OPT. CALL                    MARKET
   AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------
               CALIFORNIA--10.9%
$  5,000,000   California Health Facilities Financing Authority, Pomona
                 Valley Hospital, Series A, 5.625% 7/01/19.................    7/07 at 102       AAA     $  5,078,700
   2,000,000   California Pollution Control Financing Authority, Pollution
                 Control Revenue, San Diego Gas & Electric, Series A,
                 5.900%, 6/01/14...........................................   No Opt. Call         A        2,157,680
   5,000,000   California Statewide Communities Development Authority,
                 Lease Revenue, Special Facilities, United Airlines, Series
                 A, 5.700%, 10/01/33.......................................   10/07 at 102      Bas3        5,004,000
   8,000,000   Contra Costa California Home Mortgage Finance Authority,
                 Home Mortgage Revenue, 0.00%, 9/01/17.....................   No Opt. Call       AAA        2,767,120
   2,000,000   Foothill/Eastern Transportation Corridor Agency, California
                 Tollway Road Revenue, Senior Lien, Series A, 0.000%,
                 1/01/05...................................................   No Opt. Call       Baa        1,404,840
   7,000,000   Long Beach Aquarium of the Pacific, Series A, 6.125%,
                 7/01/23...................................................    7/05 at 102       BBB        7,186,690
   4,000,000   Los Angeles California Regional Apartments Improvement
                 Corporation, Lease Revenue, Facilities Sublease,
                 International Airport, 6.350%, 11/01/02...................    5/06 at 102      BBB-        4,313,520
               Sacramento, California, Cogeneration Authority, Cogeneration
               Project Revenue, Procter & Gamble Project:
     500,000     6.200%, 7/1/06............................................    7/05 at 102      BBB-          544,675
   1,000,000     6.500%, 7/01/21...........................................    7/05 at 102      BBB-        1,078,000
   2,000,000   Taft, California, Public Financing Authority, Lease Revenue,
                 Community Correctional Facility Project, Series A, 6.050%,
                 1/01/17...................................................    1/07 at 101      BBB+        2,075,480
---------------------------------------------------------------------------------------------------------------------
               COLORADO--6.0%
   6,000,000   Arapahoe County, Colorado, Capital Improvement Tollroad
                 Fund, Highway Revenue, Series C, 0.000%, 8/31/05..........   No Opt. Call       Baa        4,222,740
   2,000,000   Arapahoe County, Colorado, Capital Improvement Tollroad
                 Fund, Highway Revenue, 470 Project Series B, 6.950%,
                 8/31/20 (Pre-refunded to 8/31/05).........................    8/05 at 103    Baa***        2,364,840
  11,800,000   Colorado Health Facilities Authority, Retirement Facilities
                 Revenue, Liberty Heights, Series A, 0.000% 7/15/22........   No Opt. Call       Aaa        3,133,254
   5,000,000   Denver, Colorado, City & County Airport, Series E, 5.250%,
                 11/15/23..................................................   11/07 at 101       AAA        4,930,050
   2,500,000   Hyland Hills Metropolitan Park & Recreation District,
                 Colorado Special Revenue, Refunding & Improvement, Series
                 A, 6.750%, 12/15/15.......................................   12/06 at 101       N/R        2,689,500
---------------------------------------------------------------------------------------------------------------------
               CONNECTICUT--0.8%
   2,000,000   Connecticut State Health & Educational Facilities Authority,
                 Nursing Home Program, Ahf/Hartford, 7.125%, 11/01/14......   11/04 at 102       AAA        2,288,240
---------------------------------------------------------------------------------------------------------------------
               DELAWARE--0.6%
   1,750,000   Delaware State Economic Development Authority, Revenue
                 Refunding, 1st Mortgage, Peninsula Utd, Series A, 6.300%,
                 5/01/22...................................................    5/07 at 102       BBB        1,802,553
---------------------------------------------------------------------------------------------------------------------
               DISTRICT OF COLUMBIA--0.5%
   1,480,000   District of Columbia, Georgetown University, Series B,
                 7.150%, 4/01/21...........................................    4/99 at 102        A+        1,560,955
---------------------------------------------------------------------------------------------------------------------
               FLORIDA--2.7%
   1,000,000   Lady Lake Florida Industrial Development, Sunbelt Utilities
                 Inc. Project 9.625%, 7/01/15 (Pre-refunded to 7/01/00)....    7/00 at 102    N/R***        1,154,850
   1,965,000   Nassau County, Florida, Inter Care Facilities, Amelia Island
                 Properties Project, A, 9.750%, 1/01/23....................    1/03 at 103       N/R        2,288,243
   1,750,000   Polk County, Florida, Industrial Development Authority,
                 Solid Waste Disposal Facility Revenue, Tampa Electric
                 Company Project, 5.850%, 12/01/30.........................   12/06 at 102        A1        1,803,305
   1,965,000   Sanford, Florida Airport Authority, Industrial Development
                 Revenue, Central Florida Terminals Inc. Project, Series A,
                 7.500%, 5/01/10...........................................    5/06 at 102       N/R        2,054,899
     645,000   Sanford, Florida Airport Authority, Industrial Development
                 Revenue, Central Florida Terminals Inc. Project, Series C,
                 7.500%, 5/01/21...........................................    5/07 at 102       N/R          655,926
---------------------------------------------------------------------------------------------------------------------
               GEORGIA--1.1%
   2,000,000   Georgia Municipal Electric Authority, Power Revenue
                 Refunding, Series C, 5.700%, 1/01/19......................   No Opt. Call         A        2,085,280
   1,000,000   Municipal Electric Authority, Georgia Special Obligation,
                 Fifth Crossover Series, Project One, 6.500%, 1/01/17......   No Opt. Call        A+        1,139,320
---------------------------------------------------------------------------------------------------------------------
               ILLINOIS--9.0%
   1,750,000   Chicago Illinois Gas Supply Revenue, Peoples Gas Light &
                 Coke Company, Series A, 8.100%, 5/01/20...................    5/00 at 102       AA-        1,926,523
   1,000,000   Chicago Illinois Gas Supply Revenue Refunding, Peoples Gas &
                 Light, Series A, 6.100%, 6/01/25..........................    6/05 at 102       AA-        1,057,150

                          NUVEEN FLAGSHIP ALL-AMERICAN

                                OCTOBER 31, 1997

 PRINCIPAL                                                                     OPT. CALL                    MARKET
   AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------
               ILLINOIS--CONTINUED
$  2,000,000   Illinois Development Finance Authority, Presbyterian Home
                 Lake, Series B, 6.300%, 9/01/22...........................    9/06 at 102       AA-     $  2,151,100
   4,000,000   Illinois Educational Facilities Authority, Columbia College
                 Revenue Refunding, 6.875%, 12/01/17.......................   12/04 at 100       BBB        4,272,920
   3,750,000   Illinois Educational Facilities Authority, Loyola University
                 Chicago Revenue Refunding, Series A, 7.125%, 7/01/21
                 (Pre-refunded to 7/01/01).................................    7/01 at 102     A+***        4,178,513
   2,000,000   Illinois Health Facilities Authority, Revenue Refunding,
                 Fairview Obligation Group, Series A, 7.125%, 8/15/17......    8/06 at 102       N/R        2,121,080
   6,000,000   Illinois Health Facilities Authority, Revenue Refunding,
                 Sarah Bush Lincoln Health Center, Series B, 5.750%,
                 2/15/22...................................................    2/07 at 102        A-        6,019,200
   4,000,000   Illinois Health Facilities Authority, Victory Health
                 Services, Series A, 5.750%, 8/15/27 (WI)..................    8/07 at 101        A-        4,025,160
     145,000   Illinois Health Facilities Authority, Westlake Community
                 Hospital, 7.875%, 1/01/13.................................    1/99 at 102      BBB+          151,577
---------------------------------------------------------------------------------------------------------------------
               INDIANA--6.5%
   1,000,000   Fishers Indiana Economic Development, First Mortgage, United
                 Student Fund Inc., 8.375%, 9/01/14........................    9/98 at 102       N/R        1,040,940
   1,750,000   Indiana Health Facility Financing Authority, Hospital
                 Revenue, Hancock Memorial Hospital Project, 8.300%,
                 8/15/20 (Pre-refunded to 8/15/00).........................    8/00 at 102    N/R***        1,967,770
   4,000,000   Indiana University, Student Fee, Series K, Revenue
                 Refunding, 0.000%, 8/01/11................................   No Opt. Call       AAA        1,956,280
   2,000,000   Indianapolis, Indiana, Airport Authority, Special
                 Facilities, Federal Express Corporation Project,
                 7.100%,1/15/17............................................    7/04 at 102       BBB        2,246,040
   4,000,000   Indianapolis, Indiana, Airport Authority, Special Facility,
                 United Airlines Project, Series A, 6.500%,11/15/31........   11/05 at 102      Baa2        4,266,840
   5,450,000   Indianapolis, Indiana, Economic Development, Senior,
                 Willowbrook Apartments Project, Series A, 6.500%,
                 7/01/26...................................................    7/06 at 102         A        5,666,202
     500,000   Monroe County, Indiana, Hospital Authority, Hospital
                 Revenue, Bloomington Hospital Project, 6.700%, 5/01/12....    5/02 at 101       AAA          553,945
   1,000,000   Rockport, Indiana, Pollution Control Revenue Refunding,
                 Indiana & Michigan Power, Series B, 7.600%, 3/01/16.......    3/01 at 102      Baa2        1,092,390
---------------------------------------------------------------------------------------------------------------------
               KENTUCKY--7.9%
   5,000,000   Ashland, Kentucky, Sewer & Solid Waste, Ashland Inc.
                 Project, 7.125%, 2/01/22..................................    2/05 at 102      Baa1        5,608,050
   5,000,000   Henderson County, Kentucky, Solid Waste Disposal Revenue,
                 Macmillan Bloedel Project, 7.000%, 3/01/25................    3/05 at 102      Baa2        5,525,450
   4,500,000   Jefferson County, Kentucky, Capital Projects Corporation
                 Revenue, Municipal Refunding Lease, Series A, 0.000%,
                 8/15/12...................................................   No Opt. Call        A+        2,085,075
   5,000,000   Louisville & Jefferson County, Kentucky, Metropolitan Sewer
                 District, Sewer & Drain System Revenue Refunding, Series
                 A, 6.750%, 5/15/25........................................   11/04 at 102       AAA        5,783,100
   3,500,000   Pendleton County, Kentucky, Lease Revenue, Kentucky
                 Association Counties Leasing Tollroad Program, Series A,
                 6.500%, 3/01/19...........................................    3/03 at 102         A        3,699,920
---------------------------------------------------------------------------------------------------------------------
               LOUISIANA--1.9%
   3,250,000   Louisiana Public Facilities Authority, Revenue Refunding,
                 Xavier, University of Louisiana Project, 5.250%,
                 9/01/27...................................................    9/07 at 102       AAA        3,187,340
   2,000,000   New Orleans, Louisiana, Audubon Park Commission, Aquarium
                 Revenue, Series A, 8.000%, 4/01/12........................    4/02 at 102       N/R        2,207,620
---------------------------------------------------------------------------------------------------------------------
               MARYLAND--0.8%
   2,000,000   Maryland State Energy Financing Administration, Solid Waste
                 Disposal Revenue, Limited Obligation, Wheelabrator Water
                 Projects, 6.450%, 12/01/16................................   12/06 at 102        A-        2,185,840
---------------------------------------------------------------------------------------------------------------------
               MASSACHUSETTS--3.9%
   1,000,000   Massachusetts Bay Transportation Authority, Massachusetts,
                 General Transportation System, Series C, 5.000%,
                 3/01/24...................................................    3/07 at 101       AA-          950,800
   3,000,000   Massachusetts State Housing Finance Agency, Housing
                 Projects, Refunding, Series A, 6.300%, 10/01/13...........    4/03 at 102        A+        3,168,660
   4,900,000   Massachusetts State Health & Educational Facilities
                 Authority, Dana Farber Cancer Project, Series G-1, 6.250%,
                 12/01/22..................................................   12/05 at 102        A1        5,224,233
   2,000,000   Massachusetts State Port Authority, Series B, 5.375%,
                 7/01/27...................................................    7/07 at 101       AA-        1,960,600
---------------------------------------------------------------------------------------------------------------------

                          NUVEEN FLAGSHIP ALL-AMERICAN

                                OCTOBER 31, 1997

 PRINCIPAL                                                                     OPT. CALL                    MARKET
   AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------
               MICHIGAN--2.0%
$  3,315,000   Detroit/Wayne County Michigan Stadium Authority, 5.250%,
                 2/01/27...................................................    2/07 at 102       AAA     $  3,270,811
   2,000,000   Pontiac Michigan Hospital Finance Authority, Hospital
                 Revenue Refunding, Nomc Obligation Group, 6.000%,
                 8/01/13...................................................    8/03 at 102      BBB-        2,010,960
     420,000   Western Townships Michigan Utilities Authority, Sewer
                 Disposal System, 8.200%, 1/01/18..........................    1/99 at 102      BBB+          446,397
---------------------------------------------------------------------------------------------------------------------
               MISSISSIPPI--0.7%
   2,000,000   Claiborne County, Mississippi, Pollution Control Revenue
                 Refunding, System Energy Resources Inc., 7.300%,
                 5/01/25...................................................    5/00 at 102      BBB-        2,118,340
---------------------------------------------------------------------------------------------------------------------
               NEW HAMPSHIRE--0.5%
     700,000   New Hampshire Higher Educational & Health Facilities
                 Authority, Revenue Refunding Hospital, Catholic Medical
                 Center, 6.000%, 7/01/17...................................    7/99 at 100         A          702,471
     600,000   New Hampshire Higher Educational & Health Facilities
                 Authority, St. Joseph Hospital, 7.500%, 1/01/16...........    1/01 at 102         A          646,662
---------------------------------------------------------------------------------------------------------------------
               NEW JERSEY--1.6%
     425,000   Essex County, New Jersey, Improvement Authority, Lease
                 Newark, 6.600%, 4/01/14...................................    4/04 at 102      BBB+          456,684
   2,400,000   New Jersey Economic Development Authority, Electric Energy
                 Facility Revenue, Vineland Cogeneration L.P. Project,
                 7.875%, 6/01/19...........................................    6/02 at 102       N/R        2,634,672
   1,375,000   New Jersey Economic Development Authority, Educational
                 Testing Service, Series B, 6.125%, 5/15/15................    5/05 at 102       AAA        1,465,406
---------------------------------------------------------------------------------------------------------------------
               NEW YORK--12.4%
   1,900,000   New York City, Series B, Fiscal 92, 7.500%, 2/01/09.........        2/02 at      BBB+        2,136,170
                                                                                   101 1/2
     685,000   New York, New York, Series D, 7.500%, 2/01/17 (Pre-refunded
                 to 2/01/02)...............................................        2/02 at       Aaa          780,838
                                                                                   101 1/2
     750,000   New York, New York, Series D, 7.500%, 2/01/18 (Pre-refunded
                 to 2/01/02)...............................................        2/02 at       Aaa          854,933
                                                                                   101 1/2
   3,000,000   New York, New York, Series I, 6.250%, 4/15/27...............    4/07 at 101      BBB+        3,182,040
   1,750,000   New York City Housing Development Corporation, Multi-Unit
                 Mortgage Refunding, Series A, 7.350%, 6/01/19.............    6/01 at 102       AAA        1,867,373
   1,480,000   New York State Dormitory Authority, City University System,
                 2nd General, Series A, 5.750%, 7/01/18....................   No Opt. Call      Baa1        1,551,469
   2,500,000   New York State Dormitory Authority, Department of Health,
                 Roswell Park Cancer, 6.625%, 7/01/24......................    7/05 at 102      BBB+        2,788,400
   3,000,000   New York State Housing Finance Agency, Service Contract
                 Obligation Revenue, Series A, 6.375%, 9/15/15.............    9/05 at 102      BBB+        3,257,040
   1,590,000   New York State Mortgage Agency, Homeowner Mortgage, Series
                 Uu, 7.750%, 10/01/23......................................    4/01 at 102       Aa2        1,689,009
   5,500,000   New York State Urban Development Corporation, Revenue
                 Refunding, State Facilities, 5.700%, 4/01/20..............   No Opt. Call      BBB+        5,712,740
   1,500,000   New York State Urban Development Corporation, Revenue
                 Refunding, Project Center For Industrial Innovation,
                 5.500%, 1/01/13...........................................   No Opt. Call      BBB+        1,531,665
   2,125,000   New York State Urban Development Corporation, Revenue
                 Refunding, University Facility Grant, 5.500%, 1/01/19.....   No Opt. Call      BBB+        2,154,134
   7,500,000   Port Authority New York & New Jersey, Special Obligation
                 Revenue, 5th Installment, Special Project, 6.750%,
                 10/01/19..................................................   10/06 at 102       N/R        8,179,050
---------------------------------------------------------------------------------------------------------------------
               NORTH CAROLINA--1.0%
   1,400,000   Martin County, North Carolina, Industrial Facilities &
                 Pollution Control Financing Authority, Solid Waste,
                 Weyerhaeuser Company Project, 6.000%, 11/01/25............   11/05 at 102         A        1,452,206
   1,299,276   Woodfin Treatment Facility Inc., North Carolina,
                 Certificates of Participation, 6.750%, 12/01/13...........   12/03 at 102       N/R        1,350,688
---------------------------------------------------------------------------------------------------------------------
               NORTH DAKOTA--0.2%
     515,000   North Dakota State Housing Finance Agency, Single Family
                 Mortgage Revenue, Series B, 8.000%, 7/01/13...............    7/99 at 103       Aa2          537,938
---------------------------------------------------------------------------------------------------------------------
               OHIO--8.7%
   1,400,000   Cleveland, Ohio, Public Power System Improvement, 1st
                 Mortgage, Series A, 7.000%, 11/15/17......................   11/01 at 102       AAA        1,555,708
   1,350,000   Columbiana County, Ohio, County Jail Facility, 6.700%,
                 12/01/24..................................................   12/04 at 102        AA        1,507,019
   1,000,000   Cuyahoga County, Ohio, Health Care Facilities, Altenheim
                 Project, 9.280%, 6/01/15..................................    6/00 at 100       N/R        1,083,520
   3,000,000   Cuyahoga County, Ohio, Hospital, Meridia Health System,
                 6.250%, 8/15/24...........................................    8/05 at 102        A1        3,182,250
   1,000,000   Cuyahoga County, Ohio, Hospital, Health Cleveland, Fairview
                 General Hospital & Lutheran Medical Center, 6.300%,
                 8/15/15...................................................    2/03 at 102        A1        1,070,250

                          NUVEEN FLAGSHIP ALL-AMERICAN

                                OCTOBER 31, 1997

 PRINCIPAL                                                                     OPT. CALL                    MARKET
   AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------
               OHIO--CONTINUED
$  2,350,000   Garfield Heights, Ohio, Hospital, Revenue Refunding &
                 Improvement, Marymont Hospital Project, Series A, 6.700%,
                 11/15/15..................................................   11/02 at 102         A     $  2,545,074
   1,500,000   Lucas County, Ohio, Hospital, Flower Memorial Hospital,
                 Series A, 8.125%, 12/01/11 (Pre-refunded to 12/01/01).....   12/01 at 102   BBB+***        1,741,650
   3,500,000   Miami County, Ohio, Hospital Facilities, Revenue Refunding &
                 Improvement, Upper Valley Medical Center, Series A,
                 6.375%, 5/15/26...........................................    5/06 at 102       BBB        3,676,645
   2,750,000   Ohio State Air Quality Development Authority, Revenue
                 Refunding, Dayton Power & Light Company Project, 6.100%,
                 9/01/30...................................................    9/05 at 102        A+        2,893,000
   1,750,000   Ohio State Higher Educational Facility Commission,
                 University Dayton Project, 6.600%, 12/01/17...............   12/03 at 102       AAA        1,959,353
   3,500,000   Shelby County, Ohio, Hospital Facilities Revenue Refunding &
                 Improvement, Memorial Hospital Association, 7.700%,
                 9/01/18...................................................    9/02 at 102       BBB        3,868,515
---------------------------------------------------------------------------------------------------------------------
               OKLAHOMA--1.0%
   2,750,000   Tulsa, Oklahoma, Municipal Airport Tollroad, Revenue
                 Refunding, American Airlines Project, 6.250%, 6/01/20.....    6/05 at 102      Baa2        2,922,948
---------------------------------------------------------------------------------------------------------------------
               PENNSYLVANIA--4.7%
   2,500,000   Allegheny County, Pennsylvania, Higher Education Building
                 Authority, Robert Morris College, Series A, 6.400%,
                 2/15/14...................................................    2/06 at 102      Baa2        2,612,750
   1,500,000   Clarion County, Pennsylvania, Hospital Authority, Hospital
                 Revenue Refunding, Clarion Hospital Project, 8.100%,
                 7/01/12...................................................    7/99 at 102       N/R        1,625,445
   1,000,000   Delaware County, Pennsylvania, Industrial Development
                 Authority, Pollution Control Revenue, Philadelphia
                 Electric Company Project, 7.375%, 4/01/21.................    4/01 at 102       AAA        1,101,540
     500,000   Falls Township, Pennsylvania, Hospital Authority, Hospital
                 Revenue Refunding, Delaware Valley Medical Center Project,
                 7.000%, 8/01/22...........................................    8/02 at 102       AAA          545,010
   1,000,000   Latrobe, Pennsylvania, Industrial Development Authority,
                 College Revenue, Saint Vincent College Project, 6.750%,
                 5/01/24...................................................    5/04 at 102      Baa1        1,081,600
   1,700,000   Philadelphia, Pennsylvania, Gas Works, Fourteenth Series A,
                 Revenue Refunding, 6.375%, 7/01/26........................    7/03 at 102      Baa1        1,801,677
   4,500,000   Philadelphia, Pennsylvania, Hospitals & Higher Education
                 Facilities Authority, Hospital Revenue Refunding, Temple
                 University Hospital, Series A, 6.625%, 11/15/23...........   11/03 at 102        A-        4,862,925
---------------------------------------------------------------------------------------------------------------------
               RHODE ISLAND--0.6%
   1,600,000   Rhode Island Housing & Mortgage Finance Corporation,
                 Homeownership Opportunity, Series 3A, 7.850%, 10/01/16....   10/00 at 102       AA+        1,691,280
---------------------------------------------------------------------------------------------------------------------
               SOUTH CAROLINA--2.7%
   1,975,000   Berkeley County, South Carolina, School District,
                 Certificates of Participation, Berkeley School Facilities
                 Group, Inc., 6.300%, 2/01/16..............................    2/04 at 102       AAA        2,126,917
   1,770,000   Georgetown County, South Carolina, Water & Sewer District
                 Revenue Refunding & Improvement, 6.500%, 6/01/25..........    6/05 at 102       N/R        1,786,196
   1,000,000   South Carolina State Housing Finance & Development
                 Authority, Multifamily Revenue, Hunting Ridge Apartments,
                 6.750%, 6/01/25...........................................    6/05 at 102      BBB+        1,059,330
   1,000,000   South Carolina State Housing Finance & Development
                 Authority, Multifamily Revenue Refunding, Runaway Bay
                 Apartments Project, 6.125%, 12/01/15......................   11/05 at 102       AA-        1,026,030
   1,750,000   York County, South Carolina, Water & Sewer, 6.500%,
                 12/01/25..................................................   12/03 at 102       N/R        1,764,070
---------------------------------------------------------------------------------------------------------------------
               TENNESSEE--2.0%
   1,070,000   Shelby County, Tennessee, Health Educational & Housing
                 Facilities Board, Open Arms Development Centers, Series A,
                 9.750%, 8/01/19...........................................    8/07 at 105       N/R        1,308,192
   1,085,000   Shelby County, Tennessee, Health Educational & Housing
                 Facilities Board, Open Arms Development Centers, Series C,
                 9.750%, 8/01/19...........................................    8/07 at 105       N/R        1,326,531
   1,380,000   South Fulton, Tennessee, Industrial Development Board,
                 Industrial Development Revenue, Tyson Foods Inc. Project,
                 6.350%, 10/01/15..........................................   10/05 at 102        A3        1,471,162
   1,500,000   Wilson County, Tennessee, Certificates of Participation,
                 Educational Facilities, 6.250%, 6/30/15...................    6/04 at 102         A        1,590,375
---------------------------------------------------------------------------------------------------------------------
               TEXAS--5.2%
   7,000,000   Alliance Airport Authority, Texas, Special Facilities
                 Revenue, Federal Express Corporation Project, 6.375%,
                 4/01/21...................................................    4/06 at 102       BBB        7,457,520
   2,000,000   Dallas/Fort Worth, Texas, International Airport Facility,
                 Improvement Corporation Revenue, American Airlines, Inc.,
                 7.250%, 11/01/30..........................................   11/02 at 102      Baa2        2,226,280


                          NUVEEN FLAGSHIP ALL-AMERICAN

                                OCTOBER 31, 1997

 PRINCIPAL                                                                     OPT. CALL                    MARKET
   AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------
               TEXAS--CONTINUED
$  2,000,000   North Central, Texas, Health Facility Development
                 Corporation, Revenue Refunding, CC Young Memorial Home
                 Project, 6.375%, 2/15/20..................................    2/06 at 102       BBB     $  2,100,600
   2,895,000   Port of Bay City Authority, Texas, Matagorda County,
                 Hoechst-Celanese Corporation Project, 6.500%, 5/01/26.....    5/06 at 102        A+        3,148,688
---------------------------------------------------------------------------------------------------------------------
               UTAH--0.8%
   2,000,000   Carbon County, Utah, Solid Waste Disposal, Revenue
                 Refunding, Laidlaw Inc. Project, Series A, 7.500%,
                 2/01/10...................................................    2/05 at 102      BBB+        2,294,780
---------------------------------------------------------------------------------------------------------------------
               VIRGINIA--1.2%
   2,000,000   Hanover County, Virginia, Industrial Development Authority,
                 Hospital Revenue, Memorial Regional Medical Center
                 Project, 6.375%, 8/15/18..................................   No Opt. Call       AAA        2,292,400
   1,250,000   Southeastern Public Service Authority, Virginia, Senior,
                 Regional Solid Waste System, 6.000%, 7/01/13..............    7/03 at 102        A-        1,285,412
---------------------------------------------------------------------------------------------------------------------
               WEST VIRGINIA--0.2%
     500,000   Mason County, West Virginia, Pollution Control, Appalachian
                 Power Company, Series G, 7.400%, 1/01/14..................    1/00 at 102      Baa1          531,110
---------------------------------------------------------------------------------------------------------------------
               WISCONSIN--0.3%
     840,000   Fall Creek, Wisconsin, Municipal Nursing Home Mortgage,
                 9.875%, 7/01/19...........................................    7/99 at 100       N/R          885,570
---------------------------------------------------------------------------------------------------------------------
$287,744,276   Total Investments--(cost $261,089,803)--98.4%...............                               283,852,396
============   ------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities--1.6%.........................                                 4,618,254
               ------------------------------------------------------------------------------------------------------
               Net Assets--100%............................................                              $288,470,650
               ======================================================================================================

       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
      ** Ratings: Using the higher of Standard & Poor's or Moody's rating.
     *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
  N/R --  Investment is not rated.
    (WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

                See accompanying notes to financial statements.

                      STATEMENT OF NET ASSETS (UNAUDITED)

                                OCTOBER 31, 1997

                                                              NUVEEN FLAGSHIP
                                                               ALL-AMERICAN
                                                              ---------------
ASSETS
Investments in municipal securities, at market value (note
  1)........................................................   $283,852,396
Cash........................................................         28,122
Receivables:
     Interest...............................................      4,872,958
     Shares sold............................................        598,444
     Investments sold.......................................      4,821,858
Other assets................................................          5,081
                                                               ------------
          Total assets......................................    294,178,859
                                                               ------------
LIABILITIES
Payables:
     Investments purchased..................................      3,964,563
     Shares redeemed........................................        265,392
Accrued expenses:
     Management fees (note 6)...............................        119,735
     12b-1 distribution and service fees (notes 1 and 6)....         77,239
     Other..................................................         38,453
Dividends payable...........................................      1,242,827
                                                               ------------
          Total liabilities.................................      5,708,209
                                                               ------------
Net assets (note 7).........................................   $288,470,650
                                                               ============
CLASS A SHARES (note 1)
Net assets..................................................   $223,200,106
Shares outstanding..........................................     19,627,912
Net asset value and redemption price share..................   $      11.37
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)..........   $      11.87
                                                               ============
CLASS B SHARES (note 1)
Net assets..................................................   $  3,090,110
Shares outstanding..........................................        271,586
Net asset value, offering and redemption price per share....   $      11.38
                                                               ============
CLASS C SHARES (note 1)
Net assets..................................................   $ 58,492,759
Shares outstanding..........................................      5,148,136
Net asset value, offering and redemption price per share....   $      11.36
                                                               ============
CLASS R SHARES (note 1)
Net assets..................................................   $  3,687,675
Shares outstanding..........................................        324,188
Net asset value, offering and redemption price per share....   $      11.38
                                                               ============

                See accompanying notes to financial statements.

                      STATEMENT OF OPERATIONS (UNAUDITED)

                       SIX MONTHS ENDED OCTOBER 31, 1997

                                                                NUVEEN FLAGSHIP
                                                                 ALL-AMERICAN
                                                                ---------------
INVESTMENT INCOME
Tax-exempt interest income (note 1).........................      $ 8,690,481
                                                                  -----------
EXPENSES
     Management fees (note 6)...............................          695,189
     12b-1 service fees -- Class A (notes 1 and 6)..........          219,298
     12b-1 distribution and service fees -- Class B (notes 1
      and 6)................................................           10,239
     12b-1 distribution and service fees -- Class C (notes 1
      and 6)................................................          217,409
     Shareholders' servicing agent fees and expenses........           65,680
     Custodian's fees and expenses..........................           32,149
     Trustees' fees and expenses (note 6)...................            2,618
     Professional fees......................................           10,470
     Shareholders' reports -- printing and mailing
      expenses..............................................           35,240
     Federal and state registration fees....................            2,724
     Other expenses.........................................            4,524
                                                                  -----------
          Net expenses......................................        1,295,540
                                                                  -----------
               Net investment income........................        7,394,941
                                                                  -----------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and
  4)........................................................        1,385,066
Net change in unrealized appreciation or depreciation of
  investments...............................................       10,337,787
                                                                  -----------
          Net gain from investments.........................       11,722,853
                                                                  -----------
Net increase in net assets from operations..................      $19,117,794
                                                                  ===========

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                         NUVEEN FLAGSHIP   NUVEEN FLAGSHIP
                                                          ALL-AMERICAN      ALL-AMERICAN*      FLAGSHIP
                                                         ---------------   ---------------   ALL-AMERICAN
                                                           SIX MONTHS         11 MONTHS      ------------
                                                              ENDED             ENDED         YEAR ENDED
                                                            10/31/97           4/30/97         5/31/96
                                                         ------------------------------------------------
OPERATIONS
Net investment income..................................   $  7,394,941      $ 13,301,910     $ 13,630,068
Net realized gain from investment transactions (notes 1
  and 4)...............................................      1,385,066         2,249,650        4,802,765
Net change in unrealized appreciation or depreciation
  of investments.......................................     10,337,787         4,859,517       (8,074,381)
                                                          ------------      ------------     ------------
     Net increase in net assets from operations........     19,117,794        20,411,077       10,358,452
                                                          ------------      ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income:
     Class A...........................................     (5,839,558)      (10,934,899)     (11,330,827)
     Class B...........................................        (48,848)           (3,405)             N/A
     Class C...........................................     (1,387,346)       (2,349,107)      (2,350,784)
     Class R...........................................        (95,721)           (1,421)             N/A
From accumulated net realized gains from investment
  transactions:
     Class A...........................................             --        (1,174,852)              --
     Class B...........................................             --                --              N/A
     Class C...........................................             --          (285,764)              --
     Class R...........................................             --                --              N/A
                                                          ------------      ------------     ------------
          Decrease in net assets from distributions to
            shareholders...............................     (7,371,473)      (14,749,448)     (13,681,611)
                                                          ------------      ------------     ------------
FUND SHARE TRANSACTIONS (note 2)
Net proceeds from sale of shares.......................     28,485,102        45,105,197       64,410,375
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions........................      3,252,852         6,771,634        7,107,483
                                                          ------------      ------------     ------------
                                                            31,737,954        51,876,831       71,517,858
                                                          ------------      ------------     ------------
Cost of shares redeemed................................    (27,332,846)      (40,524,782)     (43,626,650)
                                                          ------------      ------------     ------------
     Net increase in net assets from Fund share
       transactions....................................      4,405,108        11,352,049       27,891,208
                                                          ------------      ------------     ------------
          Net increase in net assets...................     16,151,429        17,013,678       24,568,049
Net assets at the beginning of period..................    272,319,221       255,305,543      230,737,494
                                                          ------------      ------------     ------------
Net assets at the end of period........................   $288,470,650      $272,319,221     $255,305,543
                                                          ============      ============     ============
Balance of undistributed net investment income at end
  of period............................................   $     36,546      $     13,078     $         --
                                                          ============      ============     ============

---------------

 * Information represents eight months of Flagship All-American and three months of Nuveen Flagship All-American (see note 1 of the Notes to Financial Statements).
N/A   --  Flagship All-American was not authorized to issue Class B or
          Class R Shares.

                See accompanying notes to financial statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                OCTOBER 31, 1997

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship All-American Municipal Bond Fund ("Nuveen Flagship All-American") (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

     The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

     After the close of business on January 31, 1997, Flagship All-American Tax Exempt Fund ("Flagship All-American") reorganized into the Trust. At this time the Fund was renamed Nuveen Flagship All-American Municipal Bond Fund. The Fund had a May 31 fiscal year end prior to being reorganized into the Trust and now has an April 30 fiscal year end.

     The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

  Securities Valuation

     The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

  Securities Transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At October 31, 1997, the Fund had outstanding when-issued purchase commitments of $3,964,563.

  Interest Income

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

  Dividends and Distributions to Shareholders

     Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

     Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in

                                OCTOBER 31, 1997

excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

  Income Taxes

     The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

  Flexible Sales Charge Program

     The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

  Derivative Financial Instruments

     The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended October 31, 1997.

  Expense Allocation

     Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                                OCTOBER 31, 1997

2. FUND SHARES

     Transactions in Fund shares were as follows:

                             NUVEEN FLAGSHIP                NUVEEN FLAGSHIP                    FLAGSHIP
                               ALL-AMERICAN                  ALL-AMERICAN*                   ALL-AMERICAN
                        --------------------------    ----------------------------    --------------------------
                        SIX MONTHS ENDED 10/31/97       11 MONTHS ENDED 4/30/97           YEAR ENDED 5/31/96
                        --------------------------    ----------------------------    --------------------------
                          SHARES         AMOUNT         SHARES           AMOUNT         SHARES         AMOUNT
                        ----------    ------------    ----------      ------------    ----------    ------------
Shares sold:
  Class A.............   1,464,202    $ 16,445,041     2,917,181      $ 31,668,207     4,757,928    $ 51,859,159
  Class B.............     204,587       2,281,858        65,162           712,816           N/A             N/A
  Class C.............     566,759       6,319,900     1,153,656        12,540,237     1,153,142      12,551,216
  Class R.............     313,784       3,438,303        16,754           183,937           N/A             N/A
Shares issued to
shareholders due to
reinvestment of
distributions:
  Class A.............     227,190       2,541,136       514,027         5,592,134       529,263       5,744,859
  Class B.............       1,813          20,348            24               265           N/A             N/A
  Class C.............      54,636         612,135       108,469         1,178,627       125,662       1,362,624
  Class R.............       7,067          79,233            56               608           N/A             N/A
                        ----------    ------------    ----------      ------------    ----------    ------------
                         2,840,038      31,737,954     4,775,329        51,876,831     6,565,995      71,517,858
                        ----------    ------------    ----------      ------------    ----------    ------------
Shares redeemed:
  Class A.............  (1,931,022)    (21,482,418)   (3,061,374)      (33,300,392)   (2,979,351)    (32,444,225)
  Class B.............          --              --            --                --           N/A             N/A
  Class C.............    (508,734)     (5,699,945)     (665,228)       (7,224,390)   (1,035,684)    (11,182,425)
  Class R.............     (13,473)       (150,483)           --                --           N/A             N/A
                        ----------    ------------    ----------      ------------    ----------    ------------
                        (2,453,229)    (27,332,846)   (3,726,602)      (40,524,782)   (4,015,035)    (43,626,650)
                        ----------    ------------    ----------      ------------    ----------    ------------
Net increase..........     386,809    $  4,405,108     1,048,727      $ 11,352,049     2,550,960    $ 27,891,208
                        ==========    ============    ==========      ============    ==========    ============

---------------

 * Information represents eight months of Flagship All-American and three months of Nuveen Flagship All-American (see note
          1).
N/A   --  Flagship All-American was not authorized to issue Class B or
          Class R Shares.

3. DISTRIBUTIONS TO SHAREHOLDERS

     On November 7, 1997, the Fund declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 1997, to shareholders of record on November 7, 1997, as follows:

                                                                NUVEEN FLAGSHIP
                                                                 ALL-AMERICAN
                                                                ---------------
Dividend per share:
  Class A...................................................        $.0500
  Class B...................................................         .0430
  Class C...................................................         .0450
  Class R...................................................         .0520

                                OCTOBER 31, 1997

4. SECURITIES TRANSACTIONS

     Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended October 31, 1997, were as follows:

                                                                NUVEEN FLAGSHIP
                                                                 ALL-AMERICAN
                                                                ---------------
PURCHASES:
Investments in municipal securities.........................      $35,587,922
Temporary municipal investments.............................       19,300,000
SALES:
Investments in municipal securities.........................       32,679,320
Temporary municipal investments.............................       19,300,000
                                                                  ===========

     At October 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

5. UNREALIZED APPRECIATION (DEPRECIATION)

     Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1997, were as follows:

                                                                NUVEEN FLAGSHIP
                                                                 ALL-AMERICAN
                                                                ---------------
Gross unrealized:
  Appreciation..............................................      $22,762,593
  Depreciation..............................................               --
                                                                  -----------
Net unrealized appreciation.................................      $22,762,593
                                                                  ===========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

               AVERAGE DAILY NET ASSET VALUE                    MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million..................................      .5000 of 1%
For the next $125 million...................................      .4875 of 1
For the next $250 million...................................      .4750 of 1
For the next $500 million...................................      .4625 of 1
For the next $1 billion.....................................      .4500 of 1
For net assets over $2 billion..............................      .4250 of 1

     The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

     The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

     During the six months ended October 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $272,500, of which approximately $249,500 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

     During the six months ended October 31, 1997, the Distributor compensated authorized dealers directly with approximately $187,600 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the

                                OCTOBER 31, 1997

first year following a purchase are retained by the Distributor. During the six months ended October 31, 1997, the Distributor retained approximately $69,500 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund was paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $3,800 of CDSC on share redemptions during the six months ended October 31, 1997.

  7. COMPOSITION OF NET ASSETS

     At October 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                NUVEEN FLAGSHIP
                                                                 ALL-AMERICAN
                                                                ---------------
Capital paid-in.............................................     $263,355,154
Balance of undistributed net investment income..............           36,546
Accumulated net realized gain from investment
  transactions..............................................        2,316,357
Net unrealized appreciation of investments..................       22,762,593
                                                                 ------------
Net assets..................................................     $288,470,650
                                                                 ============

8. INVESTMENT COMPOSITION

     The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At October 31, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                                NUVEEN FLAGSHIP
                                                                 ALL-AMERICAN
                                                                ---------------
Education and Civic Organizations...........................           12%
Forest and Paper Products...................................            2
Health Care.................................................           16
Housing Multifamily.........................................            5
Industrial Other............................................            4
Long Term Care..............................................            9
Tax Obligation General......................................            2
Tax Obligation Limited......................................           10
Transportation..............................................           16
US Guaranteed...............................................            4
Utilities...................................................           12
Water and Sewer.............................................            4
Other.......................................................            4
                                                                      ---
                                                                      100%
                                                                      ===

     19% of the long-term and intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Fund's shares.

     For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

                      FINANCIAL HIGHLIGHTS -- (UNAUDITED)

     Selected data for a common share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                OPERATING PERFORMANCE
                                    -------------------------       LESS DISTRIBUTIONS
                                                 NET REALIZED   --------------------------
                                                     AND        DIVIDENDS
                        NET ASSET                 UNREALIZED    FROM TAX-                       NET        TOTAL
NUVEEN FLAGSHIP           VALUE        NET       GAIN (LOSS)    EXEMPT NET   DISTRIBUTIONS     ASSET     RETURN ON
ALL AMERICAN++          BEGINNING   INVESTMENT       FROM       INVESTMENT   FROM CAPITAL    VALUE END   NET ASSET
YEAR ENDING APRIL 30,   OF PERIOD   INCOME(B)    INVESTMENTS      INCOME         GAINS       OF PERIOD    VALUE(A)
-------------------------------------------------------------------------------------------------------------------
CLASS A (10/88)
 1998(g)                 $10.90        $.30         $ .47         $(.30)         $  --        $11.37        7.13%
 1997(e)                  10.67         .55           .29          (.55)          (.06)        10.90        8.02
 1996(f)                  10.79         .61          (.12)         (.61)            --         10.67        4.64
 1995(f)                  10.61         .63           .18          (.63)            --         10.79        8.01
 1994(f)                  11.07         .65          (.30)         (.65)          (.16)+++     10.61        2.99
 1993(f)                  10.40         .67           .76          (.67)          (.09)        11.07       14.25
 1992(f)                   9.95         .69           .45          (.69)            --         10.40       11.94
 1991(f)                   9.73         .72           .22          (.72)            --          9.95       10.10
 1990(f)                   9.81         .71          (.06)         (.72)          (.01)         9.73        6.92
 1989(c)                   9.58         .46           .23          (.46)            --          9.81       10.66+
Class B (2/97)
 1998(g)                  10.91         .26           .47          (.26)            --         11.38        6.72
 1997(d)                  10.98         .12          (.06)         (.13)            --         10.91         .54
Class C (6/93)
 1998(g)                  10.89         .27           .47          (.27)            --         11.36        6.85
 1997(e)                  10.66         .50           .29          (.50)          (.06)        10.89        7.48
 1996(f)                  10.78         .55          (.12)         (.55)            --         10.66        4.07
 1995(f)                  10.60         .57           .18          (.57)            --         10.78        7.42
 1994(c)                  11.09         .57          (.32)         (.57)          (.17)+++     10.60        2.16+
Class R (2/97)
 1998(g)                  10.91         .31           .47          (.31)            --         11.38        7.23
 1997(d)                  10.99         .15          (.07)         (.16)            --         10.91         .69

CLASS (INCEPTION DATE)                                    RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------------------------------------------
                                                     RATIO OF NET                         RATIO OF NET
                                       RATIO OF       INVESTMENT         RATIO OF          INVESTMENT
                        NET ASSETS    EXPENSES TO      INCOME TO       EXPENSES TO         INCOME TO
NUVEEN FLAGSHIP           END OF      AVERAGE NET     AVERAGE NET      AVERAGE NET        AVERAGE NET      PORTFOLIO
ALL AMERICAN++          PERIOD (IN   ASSETS BEFORE   ASSETS BEFORE     ASSETS AFTER       ASSETS AFTER     TURNOVER
YEAR ENDING APRIL 30,   THOUSANDS)   REIMBURSEMENT   REIMBURSEMENT   REIMBURSEMENT(B)   REIMBURSEMENT(B)     RATE
----------------------  --------------------------------------------------------------------------------------------
CLASS A (10/88)
 1998(g)                 $223,200         .80%+          5.35%+             .80%+             5.35%+          12%
 1997(e)                  216,575         .98+           5.43+              .87+              5.54+           39
 1996(f)                  207,992        1.02            5.41               .83               5.60            79
 1995(f)                  185,495        1.06            5.72               .76               6.02            71
 1994(f)                  159,867        1.05            5.34               .62               5.77            81
 1993(f)                  170,831        1.05            5.84               .65               6.24            72
 1992(f)                  129,525        1.05            6.32               .56               6.81            86
 1991(f)                   79,557        1.10            6.65               .42               7.33            94
 1990(f)                   49,013        1.13            6.58               .42               7.29           132
 1989(c)                   25,644        1.38+           5.89+               --               7.27+           57
Class B (2/97)
 1998(g)                    3,090        1.55+           4.56+             1.55+              4.56+           12
 1997(d)                      711        1.55+           4.83+             1.55+              4.83+           39
Class C (6/93)
 1998(g)                   58,493        1.35+           4.80+             1.35+              4.80+           12
 1997(e)                   54,850        1.53+           4.88+             1.42+              4.99+           39
 1996(f)                   47,314        1.57            4.85              1.37               5.05            79
 1995(f)                   45,242        1.61            5.17              1.31               5.47            71
 1994(c)                   39,997        1.63+           4.62+             1.09+              5.16+           81
Class R (2/97)
 1998(g)                    3,688         .60+           5.53+              .60+              5.53+           12
 1997(d)                      183         .61+           5.95+              .61+              5.95+           39

---------------
  + Annualized.

 ++ Information included prior to the 11 months ending April 30, 1997, reflects the financial highlights of Flagship All-American.

+++ The amounts shown include a distribution in excess of capital gains of $.10 per share.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted through May 31.

(d) From commencement of class operations as noted through April 30.

(e) For the 11 months ending April 30.

(f) For the year ending May 31.

(g) For the six months ending October 31, 1997.

                            PORTFOLIO OF INVESTMENTS
                          NUVEEN FLAGSHIP ALL-AMERICAN

                                 APRIL 30, 1997

 PRINCIPAL                                                                     OPT. CALL                    MARKET
   AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------
               ALASKA--0.1%
$    280,000   Alaska State Housing Finance Corporation, Refunding Insured
                 Mortgage Program, 1st Series, 7.800%, 12/01/30
                 (Pre-refunded to 7/01/97).................................    7/97 at 100      Aa1      $    281,851
---------------------------------------------------------------------------------------------------------------------
               CALIFORNIA--9.2%
   5,000,000   California Health Facilities Financing Authority, Revenue
                 Refunding Insured Pomona Valley Hospital, Series A,
                 5.625%, 7/01/19(WI).......................................    7/07 at 102      AAA         4,894,200
   2,000,000   California Pollution Control Financing Authority, Pollution
                 Control Revenue Refunding, San Diego Gas and Electric,
                 Series A, 5.900%, 6/01/14.................................   No Opt. Call        A         2,038,800
   8,000,000   Contra Costa, California Home Mortgage Finance Authority,
                 Home Mortgage Revenue, 0.000%, 9/01/17....................   No Opt. Call      AAA         2,486,320
   2,000,000   Foothill/Eastern Transportation Corridor Agency, California
                 Tollroad Revenue Senior Lien, Series A, 0.000%, 1/01/05...   No Opt. Call      Baa         1,305,480
   7,000,000   Long Beach, California, Aquarium of the Pacific Project,
                 Series A, 6.125%, 7/01/23.................................    7/05 at 102      BBB         6,821,290
   4,000,000   Los Angeles, California Regional Apartments Improvement
                 Corporation, Lease Revenue Refunding Facilities, Sublease
                 International Airport, 6.350%, 11/01/25...................    5/06 at 102     Baa3         4,082,520
               Sacramento, California Cogeneration Authority, Procter and
               Gamble Project:
     500,000     6.200%, 7/01/06...........................................    7/05 at 102     BBB-           518,700
   1,000,000     6.500%, 7/01/21...........................................    7/05 at 102     BBB-         1,029,490
   2,000,000   Taft California Public Financing Authority, Lease Revenue
                 Community Correctional Facility Project, Series A, 6.050%,
                 1/01/17...................................................    1/07 at 101     BBB+         1,985,040
---------------------------------------------------------------------------------------------------------------------
               COLORADO--3.1%
   6,000,000   Arapahoe County, Colorado Capital Improvement Tollroad Fund,
                 Highway Revenue E--470, Series C, 0.000%, 8/31/05.........   No Opt. Call      Baa         3,686,880
   2,000,000   Arapahoe County, Colorado Capital Improvement Tollroad Fund,
                 Highway Revenue Senior E--470, Series B, 6.950%,
                 8/31/20...................................................    8/05 at 103      Baa         2,136,560
   2,500,000   Hyland Hills Metropolitan Park and Recreation District,
                 Colorado, Special Revenue Refunding and Improvement,
                 Series A, 6.750%, 12/15/15................................   12/06 at 101      N/R         2,602,175
---------------------------------------------------------------------------------------------------------------------
               CONNECTICUT--1.8%
   1,000,000   Connecticut State Health and Educational Facilities
                 Authority, Sacred Heart University, Series B, 5.500%,
                 7/01/09...................................................    7/03 at 102     BBB-           949,300
   2,000,000   Connecticut State Health and Educational Facilities
                 Authority, Nursing Home Program, 7.125%, 11/01/14.........   11/04 at 102      AAA         2,218,340
   2,000,000   Eastern Connecticut Resource Recovery Authority, Solid Waste
                 Revenue, Wheelabrator Lisbon Project, Series A, 5.500%,
                 1/01/20...................................................    1/03 at 102     BBB+         1,823,340
---------------------------------------------------------------------------------------------------------------------
               DISTRICT OF COLUMBIA--0.6%
   1,480,000   District of Columbia Revenue, Georgetown University, Series
                 B, 7.150%, 4/01/21........................................    4/99 at 102       A+         1,559,506
---------------------------------------------------------------------------------------------------------------------
               FLORIDA--2.8%
   1,000,000   Lady Lake, Florida Industrial Development, Sunbelt Utilities
                 Inc. Project, 9.625%, 7/01/15.............................   No Opt. Call      N/R         1,157,490
   1,965,000   Nassau County, Florida, InterCare Facilities, Gf/Amelia
                 Island Properties Project, Series A, 9.750%, 1/01/23......    1/03 at 103      N/R         2,187,693
   1,750,000   Polk County, Florida, Industrial Development Authority,
                 Solid Waste Disposal Facility, Tampa Electric Company
                 Project, 5.850%, 12/01/30.................................   12/06 at 102     A-1+         1,708,438
   1,965,000   Sanford Florida Airport Authority, Industrial Development,
                 Central Florida Terminals Inc. Project, Series A, 7.500%,
                 5/01/10...................................................    5/06 at 102      N/R         1,983,137
     645,000   Sanford Florida Airport Authority, Industrial Development,
                 Central Florida Terminals Inc. Project, Series C, 7.500%,
                 5/01/21...................................................    5/07 at 102      N/R           625,844
---------------------------------------------------------------------------------------------------------------------
               GEORGIA--1.1%
   2,000,000   Georgia Municipal Electric Authority, Power Revenue
                 Refunding, Series C, 5.700%, 1/01/19......................   No Opt. Call        A         1,974,100
   1,000,000   Municipal Electric Authority, Georgia, Special Obligation,
                 Fifth Crossover Series, Project One, 6.500%, 1/01/17......   No Opt. Call       A+         1,093,160
---------------------------------------------------------------------------------------------------------------------
               ILLINOIS--8.1%
   1,750,000   Chicago, Illinois Gas Supply, Peoples Gas Light and Coke
                 Company, Series A, 8.100%, 5/01/20........................    5/00 at 102      AA-         1,921,990
   1,000,000   Chicago, Illinois Gas Supply, Revenue Refunding (The Peoples
                 Gas Light), Series A, 6.100%, 6/01/25.....................    6/05 at 102      AA-         1,022,610
   2,000,000   Illinois Development Finance Authority, Presbyterian Home
                 Lake, Series B, 6.300%, 9/01/22...........................    9/06 at 102      AA-         2,061,080
   4,000,000   Illinois Educational Facilities Authority, Columbia College,
                 6.875%, 12/01/17..........................................   12/04 at 100      BBB         4,150,120

                          NUVEEN FLAGSHIP ALL-AMERICAN

                                 APRIL 30, 1997

 PRINCIPAL                                                                     OPT. CALL                    MARKET
   AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------
               ILLINOIS--CONTINUED
$  3,750,000   Illinois Educational Facilities Authority, Revenues
                 Refunding, Loyola University Chicago, Series A, 7.125%,
                 7/01/21...................................................    7/01 at 102       A+      $  4,053,413
   1,000,000   Illinois Health Facilities Authority, Revenue Refunding,
                 Galesburg Cottage Hospital, 6.250%, 5/01/11...............    5/02 at 102       AA         1,019,840
   2,000,000   Illinois Health Facilities Authority, Revenue Refunding,
                 Fairview Obligation Group, Series A, 7.125%, 8/15/17......    8/06 at 102      N/R         1,998,200
   6,000,000   Illinois Health Facilities Authority, Revenue Refunding,
                 Sarah Bush Lincoln Health Center, Series B, 5.750%,
                 2/15/22...................................................    2/07 at 102       A-         5,677,860
     145,000   Illinois Health Facilities Authority, Revenue Refunding,
                 Westlake Community Hospital, 7.875%, 1/01/13..............    1/99 at 102     BBB+           152,047
---------------------------------------------------------------------------------------------------------------------
               INDIANA--7.2%
   1,000,000   Fishers Indiana Economic Development, First Mortgage United
                 Student FDS Inc., 8.375%, 9/01/14.........................    9/98 at 102      N/R         1,046,640
   1,750,000   Indiana Health Facility Financing Authority, Hancock
                 Memorial Hospital Project, 8.300%, 8/15/20 (Pre-refunded
                 to 8/15/00)...............................................    8/00 at 102      N/R         1,962,993
   1,250,000   Indiana Transportation Finance Authority, Airport Facilities
                 Lease Revenue, Series A, United Air, 6.750%, 11/01/11
                 (Pre-refunded to 11/01/02)................................   11/02 at 102      Aaa         1,378,563
   4,000,000   Indiana University Student Fee, Series K, Refunding, 0.000%,
                 8/01/11...................................................   No Opt. Call      AAA         1,785,520
   2,000,000   Indianapolis, Indiana Airport Authority, Special Facilities,
                 Federal Express Corporation Project, 7.100%, 1/15/17......    7/04 at 102      BBB         2,153,220
   4,000,000   Indianapolis, Indiana Airport Authority, Special Facility,
                 United Airlines Project, Series A, 6.500%, 11/15/31.......   11/05 at 102     Baa2         4,066,320
   5,450,000   Indianapolis, Indiana Economic Development, Willowbrook
                 Apartments Project, Series A, 6.500%, 7/01/26.............    7/06 at 102        A         5,527,118
     500,000   Monroe County, Indiana Hospital Authority, Bloomington
                 Hospital Project, 6.700%, 5/01/12.........................    5/02 at 101      AAA           534,600
   1,000,000   Rockport, Indiana Pollution Control Revenue Refunding,
                 Indiana/Michigan Power, Series B, 7.600%, 3/01/16.........    3/01 at 102     Baa2         1,074,200
---------------------------------------------------------------------------------------------------------------------
               KENTUCKY--7.9%
   5,000,000   Ashland, Kentucky Sewer and Solid Waste, Ashland Inc.
                 Project, 7.125%, 2/01/22..................................    2/05 at 102     Baa1         5,352,200
   5,000,000   Henderson County, Kentucky, Solid Waste Disposal, Macmillan
                 Bloedel Project, 7.000%, 3/01/25..........................    3/05 at 102     Baa2         5,275,650
   4,500,000   Jefferson County, Kentucky, Capital Projects Corporation,
                 Municipal Refunding Lease, Series A, 0.000%, 8/15/12......   No Opt. Call       A+         1,894,005
   5,000,000   Louisville and Jefferson County, Kentucky, Metropolitan
                 Sewer District, Sewer and Drain System Revenue Refunding,
                 Series A, 6.750%, 5/15/25.................................   11/04 at 102      AAA         5,475,500
   3,500,000   Pendleton County, Kentucky, Multi-County Lease Revenue,
                 Series A, 6.500%, 3/01/19.................................    3/03 at 102        A         3,639,895
---------------------------------------------------------------------------------------------------------------------
               LOUISIANA--0.8%
   2,000,000   New Orleans, Louisiana, Audubon Park Commission, Aquarium
                 Revenue, Series A, 8.000%, 4/01/12........................    4/02 at 102      N/R         2,182,340
---------------------------------------------------------------------------------------------------------------------
               MARYLAND--0.8%
   2,000,000   Maryland State Energy Financing Administration, Solid Waste
                 Disposal Limited Obligation, Wheelabrator Water Projects,
                 6.450%, 12/01/16..........................................   12/06 at 102       A-         2,079,840
---------------------------------------------------------------------------------------------------------------------
               MASSACHUSETTS--3.9%
   3,000,000   Massachusetts State Housing Finance Agency, Housing Projects
                 Refunding, Series A, 6.300%, 10/01/13.....................    4/03 at 102       A+         3,074,880
   4,900,000   Massachusetts State Health and Educational Facilities
                 Authority, Dana Farber Cancer Project, Series G1, 6.250%,
                 12/01/22..................................................   12/05 at 102       A1         5,027,449
   2,750,000   Massachusetts State Industrial Finance Agency, Revenue
                 Refunding, College of The Holy Cross, 5.500%, 3/01/20.....    3/06 at 102      AAA         2,651,110
---------------------------------------------------------------------------------------------------------------------
               MICHIGAN--0.9%
   2,000,000   Pontiac, Michigan Hospital Finance Authority, Hospital
                 Revenue Refunding, Nomc Obligation Group, 6.000%,
                 8/01/13...................................................    8/03 at 102     BBB-         1,929,040
     420,000   Western Townships Michigan Utilities Authority, Sewer
                 Disposal System, 8.200%, 1/01/18..........................    1/99 at 102     BBB+           450,295
---------------------------------------------------------------------------------------------------------------------

                          NUVEEN FLAGSHIP ALL-AMERICAN

                                 APRIL 30, 1997

 PRINCIPAL                                                                     OPT. CALL                    MARKET
   AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------
               MISSOURI--1.4%
$  2,000,000   Claiborne County, Mississippi Pollution Control, Revenue
                 Refunding, System Energy Resources, Inc., 7.300%,
                 5/01/25...................................................    5/00 at 102     BBB-      $  2,096,160
   1,725,000   Gautier, Mississippi Utility District, Revenue Refunding,
                 6.375%, 3/01/19...........................................    3/02 at 102      AAA         1,779,665
---------------------------------------------------------------------------------------------------------------------
               NEW HAMPSHIRE--0.5%
     700,000   New Hampshire Higher Educational and Health Facilities
                 Authority, Revenue Refunding, Catholic Medical Center,
                 6.000%, 7/01/17...........................................    7/99 at 100     BBB+           680,645
     600,000   New Hampshire Higher Educational and Health Facilities
                 Authority, St. Joseph Hospital, 7.500%, 1/01/16...........    1/01 at 102     BBB+           634,218
---------------------------------------------------------------------------------------------------------------------
               NEW JERSEY--1.6%
     425,000   Essex County, New Jersey, Improvement Authority Lease,
                 6.600%, 4/01/14...........................................    4/04 at 102     BBB+           438,689
   2,400,000   New Jersey Economic Development Authority, Electric Energy
                 Facility, Vineland Cogeneration, 7.875%, 6/01/19..........    6/02 at 102      N/R         2,578,152
   1,375,000   New Jersey Economic Development Authority, Educational
                 Testing Service, Series B, 6.125%, 5/15/15................    5/05 at 102      AAA         1,428,226
---------------------------------------------------------------------------------------------------------------------
               NEW YORK--15.6%
   1,900,000   New York City, Series B, Fiscal 1992, 7.500%, 2/01/09.......        2/02 at     BBB+         2,103,623
                                                                                   101 1/2
   3,810,000   New York, New York Series E, 6.000%, 8/01/26................        8/06 at     BBB+         3,709,759
                                                                                   101 1/2
               New York, New York Series D:
     140,000     7.500%, 2/01/17 (Pre-refunded to 2/01/02).................        2/02 at      Aaa           157,587
                                                                                   101 1/2
     545,000     7.500%, 2/01/17...........................................        2/02 at     BBB+           600,988
                                                                                   101 1/2
     145,000     7.500%, 2/01/18 (Pre-refunded to 2/01/02).................        2/02 at      Aaa           163,215
                                                                                   101 1/2
     605,000     7.500%, 2/01/18...........................................        2/02 at     BBB+           667,152
                                                                                   101 1/2
   1,000,000   New York, New York Refunding, Series H, 6.125%, 8/01/25.....    8/07 at 101     BBB+           990,600
   3,000,000   New York, New York, Series I, 6.250%, 4/15/27...............    4/07 at 101     BBB+         2,997,870
   1,750,000   New York City Housing Development Corporation, Multi-Unit
                 Mortgage Refunding Loan, Series A, 7.350%, 6/01/19........    6/01 at 102      AAA         1,852,060
   1,720,000   New York State Dormitory Authority, Revenues Department of
                 Education, Series A, 6.250%, 7/01/24......................    7/04 at 102     Baa1         1,726,364
   1,480,000   New York State Dormitory Authority, City University System,
                 2nd General, Series A, 5.750%, 7/01/18....................   No Opt. Call     Baa1         1,452,339
   2,500,000   New York State Dormitory Authority, Revenues Department of
                 Health, Roswell Park Cancer, 6.625%, 7/01/24..............    7/05 at 102     Baa1         2,663,450
   2,000,000   New York State Housing Finance Agency, Multifamily Mortgage
                 Housing, Series A, 6.050%, 8/15/32........................    8/07 at 102      AAA         1,971,100
   3,000,000   New York State Housing Finance Agency, Service Contract
                 Obligation, Series A, 6.375%, 9/15/15.....................    9/05 at 102     Baa1         3,070,560
   1,590,000   New York State Mortgage Agency, Homeowner Mortgage, Series
                 Uu, 7.750%, 10/01/23......................................    4/01 at 102      Aa2         1,675,081
   5,500,000   New York State Urban Development Corporation, Revenue
                 Refunding, State Facilities, 5.700%, 4/01/20..............   No Opt. Call     Baa1         5,352,325
   1,500,000   New York State Urban Development Corporation, Revenue
                 Refunding, Center for Industrial Innovation, 5.500%,
                 1/01/13...................................................   No Opt. Call     Baa1         1,444,245
   2,125,000   New York State Urban Development Corporation, Revenue
                 Refunding, University Facility Grant, 5.500%, 1/01/19.....   No Opt. Call     Baa1         2,020,365
   7,500,000   Port Authority of New York and New Jersey, Special
                 Obligation Revenue, 5th Installment, Special Project,
                 Kiac-4, 6.750%, 10/01/19..................................   10/06 at 102      N/R         7,757,175
---------------------------------------------------------------------------------------------------------------------
               NORTH CAROLINA--0.5%
   1,299,276   Woodfin Treatment Facility Inc., North Carolina,
                 Certificates of Participation, 6.750%, 12/01/13...........   12/03 at 102      N/R         1,320,636
---------------------------------------------------------------------------------------------------------------------
               NORTH DAKOTA--0.2%
     555,000   North Dakota State Housing Finance Agency, Single-Family
                 Mortgage, Series B, 8.000%, 7/01/13.......................    7/99 at 103      Aa2           577,017
---------------------------------------------------------------------------------------------------------------------
               OHIO--9.8%
   1,400,000   Cleveland, Ohio, Public Power System Improvement, 1st
                 Mortgage, Series A, 7.000%, 11/15/17......................   11/01 at 102      AAA         1,530,354
   1,350,000   Columbiana County, Ohio County Jail Facility, 6.700%,
                 12/01/24..................................................   12/04 at 102       AA         1,456,259
   1,000,000   Cuyahoga County, Ohio Health Care Facilities, Altenheim
                 Project, 9.280%, 6/01/15..................................    6/00 at 100      N/R         1,085,390
   3,000,000   Cuyahoga County, Ohio Hospital, Meridia Health System,
                 6.250%, 8/15/24...........................................    8/05 at 102       A1         3,060,090
   1,000,000   Cuyahoga County, Ohio Hospital, Fairview General Hospital
                 and Lutheran Medical Center, 6.300%, 8/15/15..............    2/03 at 102       A1         1,036,270

                          NUVEEN FLAGSHIP ALL-AMERICAN

                                 APRIL 30, 1997

 PRINCIPAL                                                                     OPT. CALL                    MARKET
   AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------
               OHIO--CONTINUED
$  2,350,000   Garfield Heights, Ohio Hospital, Revenue Refunding and
                 Improvement, Marymont Hospital Project, Series A, 6.700%,
                 11/15/15..................................................   11/02 at 102        A      $  2,493,092
   1,500,000   Lucas County, Ohio Hospital, Flower Memorial Hospital,
                 Series A, 8.125%, 12/01/11 (Pre-refunded to 12/01/01).....   12/01 at 102     BBB+         1,721,940
               Mahoning Valley, Ohio Sanitation District:
     500,000     7.900%, 12/15/15..........................................   12/01 at 102      N/R           542,790
   1,600,000     7.900%, 12/15/16..........................................   12/01 at 102      N/R         1,736,928
   3,500,000   Miami County, Ohio Hospital Facilities, Revenue Refunding
                 and Improvement, Upper Valley Medical Center, Series A,
                 6.375%, 5/15/26...........................................    5/06 at 102      BBB         3,528,560
   2,750,000   Ohio State Air Quality Development Authority, Revenue
                 Refunding, Dayton Power and Light Company Project, 6.100%,
                 9/01/30...................................................    9/05 at 102       A+         2,806,788
   1,750,000   Ohio State Higher Educational Facility Commission,
                 University of Dayton Project, 6.600%, 12/01/17............   12/03 at 102      AAA         1,894,200
   3,500,000   Shelby County, Ohio Hospital Facilities, Revenue Refunding
                 and Improvement, Memorial Hospital Association, 7.700%,
                 9/01/18...................................................    9/02 at 102      BBB         3,781,890
---------------------------------------------------------------------------------------------------------------------
               OKLAHOMA--1.0%
   2,750,000   Tulsa, Oklahoma Municipal Airport, Revenue Refunding,
                 American Airlines Project, 6.250%, 6/01/20................    6/05 at 102     Baa2         2,765,730
---------------------------------------------------------------------------------------------------------------------
               PENNSYLVANIA--4.8%
   2,500,000   Allegheny County, Pennsylvania Higher Education Building
                 Authority, Robert Morris College, Series A, 6.400%,
                 2/15/14...................................................    2/06 at 102     Baa2         2,430,875
   1,500,000   Clarion County, Pennsylvania Hospital Authority, Revenue
                 Refunding, Clarion Hospital Project, 8.100%, 7/01/12......    7/99 at 102     BBB-         1,584,105
   1,000,000   Delaware County, Pennsylvania Industrial Development
                 Authority, Pollution Control, Philadelphia Electric
                 Company Project, 7.375%, 4/01/21..........................    4/01 at 102      AAA         1,089,730
     500,000   Falls Township, Pennsylvania Hospital Authority, Revenue
                 Refunding, Delaware Valley Medical Center Project, 7.000%,
                 8/01/22...................................................    8/02 at 102      AAA           533,595
   1,000,000   Latrobe, Pennsylvania Industrial Development Authority,
                 Saint Vincent College Project, 6.750%, 5/01/24............    5/04 at 102     Baa1         1,046,980
   1,700,000   Philadelphia, Pennsylvania Gas Works, Fourteenth Series A
                 Refunding, 6.375%, 7/01/26................................    7/03 at 102     Baa1         1,726,809
   4,500,000   Philadelphia, Pennsylvania, Hospitals and Higher Education
                 Facilities Authority, Temple University Hospital, Series A
                 Refunding, 6.625%, 11/15/23...............................   11/03 at 102       A-         4,656,825
---------------------------------------------------------------------------------------------------------------------
               RHODE ISLAND--0.6%
   1,600,000   Rhode Island Housing and Mortgage Finance Corporation,
                 Homeownership Opportunity, Series 3A, 7.850%, 10/01/16....   10/00 at 102      AA+         1,686,832
---------------------------------------------------------------------------------------------------------------------
               SOUTH CAROLINA--2.8%
   1,975,000   Berkeley County, South Carolina School District,
                 Certificates of Participation, Berkeley School Facilities
                 Group Inc, 6.300%, 2/01/16................................    2/04 at 102      AAA         2,065,949
   1,770,000   Georgetown County, South Carolina Water and Sewer District,
                 Revenue Refunding and Improvement, 6.500%, 6/01/25........    6/05 at 102      N/R         1,719,891
   1,000,000   South Carolina State Housing Finance and Development
                 Authority, Multifamily Revenue, Hunting Ridge Apartments,
                 6.750%, 6/01/25...........................................    6/05 at 102     BBB+         1,030,930
   1,000,000   South Carolina State Housing Finance and Development
                 Authority, Multifamily Revenue Refunding, Runaway Bay
                 Apartments Project, 6.125%, 12/01/15......................   11/05 at 102      AA-         1,001,860
   1,750,000   York County, South Carolina Water and Sewer, 6.500%,
                 12/01/25..................................................   12/03 at 102      N/R         1,700,160
---------------------------------------------------------------------------------------------------------------------
               TENNESSEE--2.0%
   1,085,000   Shelby County, Tennessee Health Educational and Housing
                 Facilities, Open Arms Development CTRS, Series A, 9.750%,
                 8/01/19...................................................    8/07 at 105      N/R         1,274,170
   1,100,000   Shelby County, Tennessee Health Educational and Housing
                 Facilities, Open Arms Development CTRS, Series C, 9.750%,
                 8/01/19...................................................    8/07 at 105      N/R         1,295,733
   1,380,000   South Fulton, Tennessee Industrial Development Board, Tyson
                 Foods Inc. Project, 6.350%, 10/01/15......................   10/05 at 102       A3         1,411,353
   1,500,000   Wilson County, Tennessee, Certificates of Participation,
                 Educational Facilities, 6.250%, 6/30/15...................    6/04 at 102        A         1,533,944
---------------------------------------------------------------------------------------------------------------------
               TEXAS--5.2%
   7,000,000   Alliance Airport Authority, Inc., Texas Special Facilities,
                 Federal Express Corporation Project, 6.375%, 4/01/21......    4/06 at 102      BBB         7,062,510
   2,000,000   Dallas-Fort Worth Texas International Airport Facility,
                 Improvement Corporation, American Airlines Inc, 7.250%,
                 11/01/30..................................................   11/02 at 102     Baa2         2,141,480

                          NUVEEN FLAGSHIP ALL-AMERICAN

                                 APRIL 30, 1997

 PRINCIPAL                                                                     OPT. CALL                    MARKET
   AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------
               TEXAS--CONTINUED
$  2,000,000   North Central Texas Health Facility, Development
                 Corporation, Revenue Refunding, CC Young Memorial Home
                 Project, 6.375%, 2/15/20..................................    2/06 at 102      BBB      $  2,010,300
   2,895,000   Port of Bay City Authority, Texas Matagorda County, Hoechst,
                 Celanese Corporation Project, 6.500%, 5/01/26.............    5/06 at 102       A+         3,019,831
---------------------------------------------------------------------------------------------------------------------
               UTAH--0.8%
   2,000,000   Carbon County, Utah Solid Waste Disposal, Revenue Refunding,
                 Laidlaw Inc/Ecdc Project, Series A, 7.500%, 2/01/10.......    2/05 at 102     BBB+         2,200,720
---------------------------------------------------------------------------------------------------------------------
               VIRGINIA--3.0%
   3,000,000   Fairfax County, Virginia Redevelopment and Housing
                 Authority, Multi-Family Housing Revenue Refunding, Mt.
                 Vernon Apartments, Series A, 6.625%, 9/20/20..............    3/05 at 102      AAA         3,131,250
   2,000,000   Hanover County Virginia Industrial Development Authority,
                 Memorial Regional Medical Center Project, 6.375%,
                 8/15/18...................................................   No Opt. Call      AAA         2,171,540
   2,750,000   Southeastern Public Service Authority, Regional Solid Waste
                 System, 6.000%, 7/01/13...................................    7/03 at 102       A-         2,748,322
---------------------------------------------------------------------------------------------------------------------
               WEST VIRGINIA--0.2%
     500,000   Mason County, West Virginia Pollution Control, Appalachian
                 Power Company, Series G, 7.400%, 1/01/14..................    1/00 at 102     Baa1           525,764
---------------------------------------------------------------------------------------------------------------------
               WISCONSIN--0.4%
     855,000   Fall Creek, Wisconsin, Municipal Nursing Home Mortgage
                 Revenue, 9.875%, 7/01/19..................................    7/99 at 100      N/R           906,624
---------------------------------------------------------------------------------------------------------------------
$274,449,276   Total Investments--(cost $256,401,015)--98.7%...............                               268,825,821
============   ------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities--1.3%.........................                                 3,493,400
               ------------------------------------------------------------------------------------------------------
               Net Assets--100%............................................                              $272,319,221
               ======================================================================================================

       * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
      **  Ratings (not covered by the report of independent auditors):
          Using the higher of Standard & Poor's or Moody's rating.
  N/R --  Investment is not rated.
    (WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

                           STATEMENT OF NET ASSETS

                                APRIL 30, 1997

                                                                NUVEEN FLAGSHIP
                                                                 ALL-AMERICAN
                                                                ---------------
ASSETS
Investments in municipal securities, at market value (note
  1)........................................................     $268,825,821
Receivables:
     Interest...............................................        4,842,532
     Shares sold............................................          690,566
     Investments sold.......................................        5,927,821
Other assets................................................            7,961
                                                                 ------------
          Total assets......................................      280,294,701
                                                                 ------------
LIABILITIES
Cash overdraft..............................................          978,648
Payables:
     Investments purchased..................................        4,841,206
     Shares redeemed........................................          651,035
Accrued expenses:
     Management fees (note 6)...............................           82,197
     12b-1 distribution and service fees (notes 1 and 6)....           69,354
     Other..................................................          125,749
Dividends payable...........................................        1,227,291
                                                                 ------------
          Total liabilities.................................        7,975,480
                                                                 ------------
Net assets (note 7).........................................     $272,319,221
                                                                 ============
CLASS A SHARES (note 1)
Net assets..................................................     $216,575,087
Shares outstanding..........................................       19,867,542
Net asset value and redemption price per share..............     $      10.90
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)..........     $      11.38
                                                                 ============
CLASS B SHARES (note 1)
Net assets..................................................     $    711,042
Shares outstanding..........................................           65,186
Net asset value, offering and redemption price per share....     $      10.91
                                                                 ============
CLASS C SHARES (note 1)
Net assets..................................................     $ 54,849,750
Shares outstanding..........................................        5,035,475
Net asset value, offering and redemption price per share....     $      10.89
                                                                 ============
CLASS R SHARES (note 1)
Net assets..................................................     $    183,342
Shares outstanding..........................................           16,810
Net asset value, offering and redemption price per share....     $      10.91
                                                                 ============

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

                         11 MONTHS ENDED APRIL 30, 1997

                                                                NUVEEN FLAGSHIP
                                                                 ALL-AMERICAN
                                                                ---------------
INVESTMENT INCOME
Tax-exempt interest income (note 1).........................      $15,685,354
                                                                  -----------
EXPENSES
     Management fees (note 6)...............................        1,218,270
     12b-1 service fees -- Class A (notes 1 and 6)..........          683,251
     12b-1 distribution and service fees -- Class B (notes 1
      and 6)................................................              660
     12b-1 distribution and service fees -- Class C (notes 1
      and 6)................................................          421,541
     Shareholders' servicing agent fees and expenses........          133,582
     Custodian's fees and expenses..........................           95,650
     Trustees' fees and expenses (note 6)...................            6,193
     Professional fees......................................           19,313
     Shareholders' reports -- printing and mailing
      expenses..............................................           20,000
     Federal and state registration fees....................           44,666
     Other expenses.........................................            9,905
                                                                  -----------
          Total expenses before reimbursement...............        2,653,031
     Expense reimbursement (note 6).........................         (269,587)
                                                                  -----------
          Net expenses......................................        2,383,444
                                                                  -----------
               Net investment income........................       13,301,910
                                                                  -----------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and
  4)........................................................        2,249,650
Net change in unrealized appreciation or depreciation of
  investments...............................................        4,859,517
                                                                  -----------
          Net gain from investments.........................        7,109,167
                                                                  -----------
Net increase in net assets from operations..................      $20,411,077
                                                                  ===========

---------------
* Information represents eight months of Flagship All-American and three months of Nuveen Flagship All-American (see note 1 of the Notes to Financial Statements).

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                              NUVEEN FLAGSHIP     FLAGSHIP
                                                               ALL-AMERICAN*    ALL-AMERICAN
                                                              ---------------   ------------
                                                              11 MONTHS ENDED    YEAR ENDED
                                                                  4/30/97         5/31/96
                                                              ---------------   ------------
OPERATIONS
Net investment income.......................................   $ 13,301,910     $ 13,630,068
Net realized gain from investment transactions (notes 1 and
  4)........................................................      2,249,650        4,802,765
Net change in unrealized appreciation or depreciation of
  investments...............................................      4,859,517       (8,074,381)
                                                               ------------     ------------
     Net increase in net assets from operations.............     20,411,077       10,358,452
                                                               ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income:
     Class A................................................    (10,934,899)     (11,330,827)
     Class B................................................         (3,405)             N/A
     Class C................................................     (2,349,107)      (2,350,784)
     Class R................................................         (1,421)             N/A
From accumulated net realized gains from investment
  transactions:
     Class A................................................     (1,174,852)              --
     Class B................................................             --              N/A
     Class C................................................       (285,764)              --
     Class R................................................             --              N/A
                                                               ------------     ------------
          Decrease in net assets from distributions to
            shareholders....................................    (14,749,448)     (13,681,611)
                                                               ------------     ------------
FUND SHARE TRANSACTIONS (note 2)
Net proceeds from sale of shares............................     45,105,197       64,410,375
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions.............................      6,771,634        7,107,483
                                                               ------------     ------------
                                                                 51,876,831       71,517,858
                                                               ------------     ------------
Cost of shares redeemed.....................................    (40,524,782)     (43,626,650)
                                                               ------------     ------------
     Net increase (decrease) in net assets from Fund share
      transactions..........................................     11,352,049       27,891,208
          Net increase (decrease) in net assets.............     17,013,678       24,568,049
                                                               ------------     ------------
Net assets at the beginning of period.......................    255,305,543      230,737,494
                                                               ------------     ------------
Net assets at the end of period.............................   $272,319,221     $255,305,543
                                                               ============     ============
Balance of undistributed net investment income at end of
  period....................................................   $     13,078     $         --
                                                               ============     ============

---------------
  * Information represents eight months of Flagship All-American and three months of Nuveen Flagship All-American (see note 1 of the Notes to Financial Statements).

N/A -- Flagship All-American was not authorized to issue Class B Shares and was not authorized to issue Class R Shares prior to February 1, 1997.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                                 APRIL 30, 1997

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship All-American Municipal Bond Fund ("Nuveen Flagship All-American") (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

     The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

     After the close of business on January 31, 1997, the Flagship All-American Tax Exempt Fund ("Flagship All-American") reorganized into the Trust. At this time the Fund was renamed Flagship All-American Municipal Bond Fund. The Fund had a May 31 fiscal year end prior to being reorganized into the Trust and now has an April 30 fiscal year end.

     The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

  Securities Valuation

     The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

  Securities Transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1997, the Fund had such outstanding purchase commitments of $4,841,206.

  Interest Income

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities as required for federal income tax purposes.

  Dividends and Distributions to Shareholders

     Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for the Fund was declared as a dividend daily and payment was made on the last business day of each month.

     Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly,

                                 APRIL 30, 1997

temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of ordinary taxable income from investment transactions, where applicable.

  Federal Income Taxes

     The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the respective Fund. All income dividends paid during the 11 months ended April 30, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

  Flexible Sales Charge Program

     The Fund offers Class A, Class B, Class C and Class R Shares. Class A Shares incur a sales charge on purchases and an annual 12b-1 service fee. Class B Shares, which were first offered for sale on February 1, 1997, are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held (CDSC declines to 0% at the end of six years). Class C Shares are sold without a sales charge on purchases but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 12 months of purchase. Class R Shares, which were first offered for sale on February 1, 1997, are not subject to any sales charge on purchases or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

  Derivative Financial Instruments

     The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the 11 months ended April 30, 1997.

  Expense Allocation

     Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                                 APRIL 30, 1997

2. FUND SHARES

     Transactions in Fund shares were as follows:

                                            NUVEEN FLAGSHIP ALL-AMERICAN*           FLAGSHIP ALL-AMERICAN
                                            -----------------------------       -----------------------------
                                               11 MONTHS ENDED 4/30/97               YEAR ENDED 5/31/96
                                            -----------------------------       -----------------------------
                                              SHARES            AMOUNT            SHARES            AMOUNT
                                            ----------       ------------       ----------       ------------
SHARES SOLD:
  Class A...............................     2,917,181       $ 31,668,207        4,757,928       $ 51,859,159
  Class B...............................        65,162            712,816              N/A                N/A
  Class C...............................     1,153,656         12,540,237        1,153,142         12,551,216
  Class R...............................        16,754            183,937              N/A                N/A
SHARES ISSUED TO SHAREHOLDERS DUE TO
  REINVESTMENT OF DISTRIBUTIONS:
  Class A...............................       514,027          5,592,134          529,263          5,744,859
  Class B...............................            24                265              N/A                N/A
  Class C...............................       108,469          1,178,627          125,662          1,362,624
  Class R...............................            56                608              N/A                N/A
                                            ----------       ------------       ----------       ------------
                                             4,775,329         51,876,831        6,565,995         71,517,858
                                            ----------       ------------       ----------       ------------
SHARES REDEEMED:
  Class A...............................    (3,061,374)       (33,300,392)      (2,979,351)       (32,444,225)
  Class B...............................            --                 --              N/A                N/A
  Class C...............................      (665,228)        (7,224,390)      (1,035,684)       (11,182,425)
  Class R...............................            --                 --              N/A                N/A
                                            ----------       ------------       ----------       ------------
                                            (3,726,602)       (40,524,782)      (4,015,035)       (43,626,650)
                                            ----------       ------------       ----------       ------------
Net increase............................     1,048,727       $ 11,352,049        2,550,960       $ 27,891,208
                                            ==========       ============       ==========       ============

---------------
  * Information represents eight months of Flagship All-American and three months of Nuveen Flagship All-American (see note 1 of the Notes to Financial Statements).

N/A -- Flagship All-American was not authorized to issue Class B Shares and was not authorized to issue Class R Shares prior to February 1, 1997.

3. DISTRIBUTIONS TO SHAREHOLDERS

     On May 9, 1997, the Fund declared dividend distributions from their tax-exempt net investment income which were paid on June 2, 1997, to shareholders of record on May 9, 1997, as follows:

                                                                NUVEEN FLAGSHIP
                                                                 ALL-AMERICAN
                                                                ---------------
Dividend per share:
  Class A...................................................        $.0499
  Class B...................................................         .0430
  Class C...................................................         .0449
  Class R...................................................         .0517

                                 APRIL 30, 1997

4. SECURITIES TRANSACTIONS

     Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the 11 months ended April 30, 1997, were as follows:

                                                              NUVEEN FLAGSHIP
                                                               ALL-AMERICAN*
                                                              ---------------
PURCHASES
Investments in municipal securities.........................   $110,088,451
Temporary municipal investments.............................     11,000,000
SALES
Investments in municipal securities.........................    102,438,815
Temporary municipal investments.............................     11,000,000
                                                               ============

---------------
* Information represents eight months of Flagship All-American and three months of Nuveen Flagship All-American (see note 1 of the Notes to Financial Statements).

     At April 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

5. UNREALIZED APPRECIATION (DEPRECIATION)

     Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1997, were as follows:

                                                              NUVEEN FLAGSHIP
                                                               ALL-AMERICAN
                                                              ---------------
GROSS UNREALIZED:
  Appreciation..............................................    $12,537,491
  Depreciation..............................................       (112,685)
                                                                -----------
Net unrealized appreciation.................................    $12,424,806
                                                                ===========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

               AVERAGE DAILY NET ASSET VALUE                    MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million..................................      .5000 of 1%
For the next $125 million...................................      .4875 of 1
For the next $250 million...................................      .4750 of 1
For the next $500 million...................................      .4625 of 1
For the next $1 billion.....................................      .4500 of 1
For net assets over $2 billion..............................      .4250 of 1

     Prior to the reorganization (see note 1) the Fund paid a management fee of .5 of 1%.

     The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

     The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

                                 APRIL 30, 1997

     During the eleven months ended April 30, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                              NUVEEN FLAGSHIP
                                                               ALL-AMERICAN
                                                              ---------------
Gross sales charges collected...............................     $456,000
Paid to authorized dealers..................................     $394,600

     During the period ended April 30, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $177,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers all 12b-1 service fees collected on Class B shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B shares, and all 12b-1 service and distribution fees on Class C shares during the first year following a purchase are retained by the Distributor. During the period ended April 30, 1997, the Distributor and its predecessor collected and retained approximately $4,900 of CDSC on share redemptions.

7. COMPOSITION OF NET ASSETS

     At April 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                              NUVEEN FLAGSHIP
                                                               ALL-AMERICAN
                                                              ---------------
Capital paid-in.............................................   $258,950,046
Balance of undistributed net investment income..............         13,078
Accumulated net realized gain from investment
  transactions..............................................        931,291
Net unrealized appreciation of investments..................     12,424,806
                                                               ------------
Net assets..................................................   $272,319,221
                                                               ============

8. INVESTMENT COMPOSITION

     The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At April 30, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                                NUVEEN FLAGSHIP
                                                                 ALL-AMERICAN
                                                                ---------------
Revenue Bonds:
  Health Care Facilities....................................           23%
  Pollution Control.........................................           23
  Transportation............................................            4
  Lease Rental Facilities...................................           11
  Educational Facilities....................................            8
  Water/Sewer Facilities....................................            5
  Electric Utilities........................................            5
  Housing Facilities........................................            7
  Other.....................................................            6
General Obligation Bonds....................................            4
Escrowed Bonds..............................................            4
                                                                      ---
                                                                      100%
                                                                      ===

     19% of the long-term and intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Fund's shares.

     For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

                              FINANCIAL HIGHLIGHTS

     Selected data for a common share outstanding throughout each period is as follows:

                                      OPERATING PERFORMANCE          LESS DISTRIBUTIONS
                                   ---------------------------   --------------------------
                                                 NET REALIZED    DIVIDENDS                                  TOTAL
NUVEEN FLAGSHIP        NET ASSET                AND UNREALIZED   FROM TAX-                       NET       RETURN
ALL-AMERICAN++           VALUE        NET        GAIN (LOSS)     EXEMPT NET   DISTRIBUTIONS     ASSET      ON NET
YEAR ENDING            BEGINNING   INVESTMENT        FROM        INVESTMENT   FROM CAPITAL    VALUE END     ASSET
APRIL 30,              OF PERIOD   INCOME(B)     INVESTMENTS       INCOME         GAINS       OF PERIOD   VALUE(A)
-------------------------------------------------------------------------------------------------------------------
CLASS A (10/88)
 1997(e)                $10.67        $.55          $ .29          $(.55)         $(.06)       $10.90        8.02%
 1996(f)                 10.79         .61           (.12)          (.61)            --         10.67        4.64
 1995(f)                 10.61         .63            .18           (.63)            --         10.79        8.01
 1994(f)                 11.07         .65           (.30)          (.65)          (.16)+++     10.61        2.99
 1993(f)                 10.40         .67            .76           (.67)          (.09)        11.07       14.25
 1992(f)                  9.95         .69            .45           (.69)            --         10.40       11.94
 1991(f)                  9.73         .72            .22           (.72)            --          9.95       10.10
 1990(f)                  9.81         .71           (.06)          (.72)          (.01)         9.73        6.92
 1989(c)                  9.58         .46            .23           (.46)            --          9.81       10.66+
CLASS B (2/97)
 1997(d)                 10.98         .12           (.06)          (.13)            --         10.91         .54
CLASS C (6/93)
 1997(e)                 10.66         .50            .29           (.50)          (.06)        10.89        7.48
 1996(f)                 10.78         .55           (.12)          (.55)            --         10.66        4.07
 1995(f)                 10.60         .57            .18           (.57)            --         10.78        7.42
 1994(f)                 11.09         .57           (.32)          (.57)          (.17)+++     10.60        2.16
CLASS R (2/97)
 1997(d)                 10.99         .15           (.07)          (.16)            --         10.91         .69

                                                            RATIOS/SUPPLEMENTAL DATA
                       --------------------------------------------------------------------------------------------------
                                      RATIO OF        RATIO OF NET                            RATIO OF NET
NUVEEN FLAGSHIP        NET ASSETS    EXPENSES TO    INVESTMENT INCOME   RATIO OF EXPENSES      INVESTMENT
ALL-AMERICAN++           END OF      AVERAGE NET     TO AVERAGE NET      TO AVERAGE NET     INCOME TO AVERAGE   PORTFOLIO
YEAR ENDING            PERIOD (IN   ASSETS BEFORE     ASSETS BEFORE       ASSETS AFTER      NET ASSETS AFTER    TURNOVER
APRIL 30,              THOUSANDS)   REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT(B)    REIMBURSEMENT(B)      RATE
---------------------  --------------------------------------------------------------------------------------------------
CLASS A (10/88)
 1997(e)                $216,575         .98%+            5.43%+               .87%+              5.54%+            39%
 1996(f)                 207,992        1.02              5.41                 .83                5.60              79
 1995(f)                 185,495        1.06              5.72                 .76                6.02              71
 1994(f)                 159,867        1.05              5.34                 .62                5.77              81
 1993(f)                 170,831        1.05              5.84                 .65                6.24              72
 1992(f)                 129,525        1.05              6.32                 .56                6.81              86
 1991(f)                  79,557        1.10              6.65                 .42                7.33              94
 1990(f)                  49,013        1.13              6.58                 .42                7.29             132
 1989(c)                  25,644        1.38+             5.89+                 --                7.27+             57
CLASS B (2/97)
 1997(d)                     711        1.55+             4.83+               1.55+               4.83+             39
CLASS C (6/93)
 1997(e)                  54,850        1.53+             4.88+               1.42+               4.99+             39
 1996(f)                  47,314        1.57              4.85                1.37                5.05              79
 1995(f)                  45,242        1.61              5.17                1.31                5.47              71
 1994(f)                  39,997        1.63+             4.62+               1.09+               5.16+             81
CLASS R (2/97)
 1997(d)                     183         .61+             5.95+                .61+               5.95+             39

---------------
  + Annualized.

 ++ Information included prior to the period ending April 30, 1997, reflects the financial highlights of Flagship All-American.

+++ The amounts shown include a distribution in excess of capital gains of $.10 per share.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted through May 31.

(d) From commencement of class operations as noted through April 30.

(e) For the 11 months ending April 30.

(f) For the year ending May 31.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Nuveen Flagship All-American Municipal Bond Fund:

     We have audited the accompanying statement of net assets of Nuveen Flagship All-American Municipal Bond Fund including the portfolio of investments, as of April 30, 1997, the related statement of operations for the period then ended and the statement of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Nuveen Flagship All-American Municipal Bond Fund at April 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
June 13, 1997

                   FINANCIAL STATEMENTS FOR THE ALABAMA FUND           EXHIBIT E

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)

                            NUVEEN FLAGSHIP ALABAMA

                               NOVEMBER 30, 1997

 PRINCIPAL                                                                     OPT. CALL                    MARKET
   AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------
               CAPITAL GOODS--3.7%
$    250,000   Tallahassee, Alabama, Industrial Development Board, Revenue
                 Refunding, United Tech Composite Product, Series A,
                 6.100%, 8/01/14...........................................    8/06 at 102        A1     $    266,018
---------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS--13.5%
     495,000   Alabama Agricultural & Mechanical University, Formerly
                 Alabama Agricultural & Mechanical College, 5.500%,
                 11/01/20..................................................   11/05 at 102       AAA          501,782
     150,000   Birmingham Southern College, Alabama, Private Educational
                 Building Authority, Tuition, 6.000%, 12/01/21.............    6/06 at 102        A3          156,168
     200,000   Troy State University, Troy State University/City of Troy
                 Project, 5.650%, 6/01/27..................................    6/07 at 102       AAA          206,712
     110,000   University South, Alabama, University Revenues, Refunding,
                 Tuition, 5.000%, 11/15/15.................................    5/06 at 102       AAA          108,587
---------------------------------------------------------------------------------------------------------------------
               FOREST AND PAPER PRODUCTS--1.5%
     100,000   Courtland, Alabama, Industrial Development Board, Solid
                 Waste Disposal Revenue, Champion International Corporation
                 Project, Series A, 6.500%, 9/01/25........................    9/05 at 102      Baa1          107,776
---------------------------------------------------------------------------------------------------------------------
               HEALTH CARE--23.4%
     600,000   Alabama Special Care Facilities Financing Authority,
                 Birmingham Revenue Refunding, Daughters Charity, St.
                 Vincents, 5.000%, 11/01/25................................   11/05 at 101       AA+          561,468
     150,000   Birmingham, Alabama, Special Care Facilities Financing
                 Authority, Health Care Facility Revenue, Children's
                 Hospital, 5.500%, 6/01/22.................................    6/07 at 102       AAA          151,658
     200,000   Birmingham, Alabama, Special Care Facilities Financing
                 Authority, Revenue Refunding, Carraway Methodist Health
                 System, Series A, 5.875%, 8/15/15.........................    8/05 at 102       AAA          209,322
     100,000   Colbert County, Northwest Alabama Health Care Authority,
                 Health Care Facilities Revenue, Helen Keller Hospital,
                 5.750%, 6/01/15...........................................    6/05 at 102       AAA          104,542
     300,000   Huntsville, Alabama, Health Care Authority, Series A,
                 5.000%, 6/01/17 (WI)......................................    6/07 at 102       AAA          290,199
      25,000   Huntsville, Alabama, Health Care Authority, Health Care
                 Facilities Revenue, Series B, 6.500%, 6/01/13.............    6/02 at 110       AAA           27,701
     100,000   Lauderdale County & Florence, Alabama, Health Care
                 Authority, Revenue Refunding, Eliza Coffee Memorial
                 Hospital, 5.750%, 7/01/19.................................    7/06 at 102       AAA          104,265
     150,000   Puerto Rico Industrial Tourist Educational Medical &
                 Environmental Control Facilities Financing Authority,
                 Hospital Revenue, Series A, 6.250%, 7/01/24...............    7/05 at 102       AAA          163,090
      70,000   Puerto Rico Industrial Tourist Educational Medical &
                 Environmental Control Facilities Financing Authority,
                 Hospital Revenue Refunding, Pila Hospital Project, Series
                 A, 5.875%, 8/01/12........................................        8/05 at       AAA           75,311
                                                                                   101 1/2
---------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY--1.6%
      85,000   Alabama Housing Finance Authority, Single Family Mortgage
                 Revenue, Collateralized Home Mortgage, Series A-2, 6.400%,
                 10/01/20..................................................    4/05 at 102       Aaa           89,570
      25,000   Alabama Housing Finance Authority, Single Family Mortgage
                 Revenue, Home Mortgage, Series A-1, 6.600%, 4/01/19.......    4/04 at 102       Aaa           26,821
---------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL--11.5%
     150,000   Birmingham, Alabama, Refunding, Series A, 5.750%, 4/01/19...    4/02 at 102        AA          155,709
     180,000   Mobile, Alabama, Capital Improvement, 5.750%, 2/15/16.......    2/06 at 102       AAA          188,334
     200,000   Northport, Alabama, Series A, 5.700%, 3/01/21...............    3/06 at 102       AAA          207,694
               Puerto Rico Commonwealth:
     150,000     6.450%, 7/01/17...........................................    7/04 at 102         A          166,200
     100,000     6.500%, 7/01/23...........................................        7/04 at         A          110,481
                                                                                   101 1/2
---------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED--1.5%
     100,000   Alabama State Public School & College Authority, Refunding,
                 Series A, 6.000%, 8/01/02.................................   No Opt. Call        Aa          107,430
---------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION--7.2%
               Alabama State Docks Department, Docks Facilities Revenue:
     200,000     6.100%, 10/01/13..........................................   10/06 at 102       AAA          215,136
     200,000     5.375%, 10/01/17..........................................   10/07 at 102       AAA          200,246
     100,000   Huntsville-Madison County, Alabama, Airport Authority
                 Airport Terminal Revenue, 5.400%, 7/01/19.................    1/07 at 102       AAA           99,490
---------------------------------------------------------------------------------------------------------------------

                            NUVEEN FLAGSHIP ALABAMA

                               NOVEMBER 30, 1997

 PRINCIPAL                                                                     OPT. CALL                    MARKET
   AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED--3.3%
$     50,000   Puerto Rico Commonwealth Highway & Transportation Authority,
                 Highway Revenue, Series T, 6.625%, 7/01/18 (Pre-refunded
                 to 7/01/02)...............................................        7/02 at       AAA     $     55,666
                                                                                   101 1/2
     160,000   Puerto Rico Electric Power Authority, Power Revenue,
                 Formerly Puerto Rico Commonwealth Water Resource
                 Authority, Series P, 7.000%, 7/01/21 (Pre-refunded to
                 7/01/01)..................................................    7/01 at 102       Aaa          178,080
---------------------------------------------------------------------------------------------------------------------
               UTILITIES--11.0%
     150,000   Clark & Mobile County, Alabama, Gas District Natural Gas
                 System Revenue, Refunding, 5.600%, 12/01/17...............   12/06 at 102       AAA          154,701
      90,000   Huntsville, Alabama, Electric System Revenue, 6.100%,
                 12/01/10..................................................   12/03 at 102        AA           96,879
     200,000   Oneonta, Alabama, Utilities Board, Utility Revenue
                 Refunding, 5.500%, 11/01/23...............................   11/06 at 102       AAA          202,944
     165,000   Puerto Rico Electric Power Authority, Power Revenue,
                 Formerly Puerto Rico Commonwealth Water Resource Authority
                 Power, Series T, 6.375%, 7/01/24..........................    7/04 at 102      BBB+          181,351
     150,000   Puerto Rico Electric Power Authority, Power Revenue,
                 Formerly Puerto Rico Commonwealth Water Resource
                 Authority, Series Aa, 5.000%, 7/01/07.....................   No Opt. Call       AAA          154,722
---------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER--20.5%
      25,000   Alabama Water Pollution Control Authority, Revolving Fund
                 Loan, Series A, 6.750%, 8/15/17...........................    8/05 at 100       AAA           27,803
     400,000   Bayou Louisiana Batre, Alabama, Utilities Board, Water &
                 Sewer Revenue Refunding & Improvement, 5.750%, 3/01/27....    3/07 at 102        AA          412,340
     375,000   Cherokee County, Alabama, Water Authority, Water Revenue,
                 Refunding, 5.750%, 4/01/22................................    4/07 at 102       AAA          392,149
               Jefferson County, Alabama, Sewer Revenue Refunding, Series A:
     100,000     5.625%, 2/01/22...........................................    2/07 at 101       AAA          102,876
     200,000     5.375%, 2/01/27...........................................    2/07 at 100       AAA          199,254
     100,000   Jefferson County, Alabama, Sewer Revenue, Series D, 5.750%,
                 2/01/27...................................................    2/07 at 101       AAA          104,514
     100,000   Mobile, Alabama, Water & Sewer Commissions, Water & Sewer
                 Revenue, Series 95, 5.500%, 1/01/10.......................    1/05 at 102       AAA          104,131
     125,000   Pritchard, Alabama, Waterworks & Sewer Board, Water & Sewer
                 Revenue Refunding, 6.125%, 11/15/14.......................   11/04 at 102       AAA          134,356
---------------------------------------------------------------------------------------------------------------------
$  6,880,000   Total Investments--(cost $6,766,386)--98.7%.................                                 7,103,476
============   ------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities--1.3%.........................                                    94,715
               ------------------------------------------------------------------------------------------------------
               Net Assets--100%............................................                              $  7,198,191
               ======================================================================================================

  * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
 **   Ratings: Using the higher of Standard & Poor's or Moody's rating.
(WI)  Security purchased on a when-issued basis (see note 1).

                See accompanying notes to financial statements.

                      STATEMENT OF NET ASSETS (UNAUDITED)

                               NOVEMBER 30, 1997

                                                                NUVEEN FLAGSHIP
                                                                    ALABAMA
                                                                ---------------
ASSETS
Investments in municipal securities, at market value (note
  1)........................................................      $7,103,476
Cash........................................................         323,948
Receivables:
     Fund Manager (note 6)..................................           7,169
     Interest...............................................         106,624
Other assets................................................              41
                                                                  ----------
          Total assets......................................       7,541,258
                                                                  ----------
LIABILITIES
Payables:
     Investments purchased..................................         288,418
     Shares redeemed........................................          15,522
Accrued expenses:
     12b-1 distribution and service fees (notes 1 and 6)....           2,215
     Other..................................................           7,925
Dividends payable...........................................          28,987
                                                                  ----------
          Total liabilities.................................         343,067
                                                                  ----------
Net assets (note 7).........................................      $7,198,191
                                                                  ==========
CLASS A SHARES (note 1)
Net assets..................................................      $5,060,074
Shares outstanding..........................................         484,279
Net asset value and redemption price per share..............      $    10.45
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)..........      $    10.91
                                                                  ==========
CLASS B SHARES (note 1)
Net assets..................................................      $  709,458
Shares outstanding..........................................          67,799
Net asset value, offering and redemption price per share....      $    10.46
                                                                  ==========
CLASS C SHARES (note 1)
Net assets..................................................      $1,428,553
Shares outstanding..........................................         136,460
Net asset value, offering and redemption price per share....      $    10.47
                                                                  ==========
CLASS R SHARES (note 1)
Net assets..................................................      $      106
Shares outstanding..........................................              10
Net asset value, offering and redemption price per share....      $    10.51
                                                                  ==========

                See accompanying notes to financial statements.

                      STATEMENT OF OPERATIONS (UNAUDITED)

                       SIX MONTHS ENDED NOVEMBER 30, 1997

                                                                NUVEEN FLAGSHIP
                                                                    ALABAMA
                                                                ---------------
INVESTMENT INCOME
Tax-exempt interest income (note 1).........................       $175,627
                                                                   --------
EXPENSES
     Management fees (note 6)...............................         17,783
     12b-1 service fees -- Class A (notes 1 and 6)..........          4,844
     12b-1 distribution and service fees -- Class B (notes 1
      and 6)................................................          3,139
     12b-1 distribution and service fees -- Class C (notes 1
      and 6)................................................          3,608
     Shareholders' servicing agent fees and expenses........          2,226
     Custodian's fees and expenses..........................         25,744
     Trustees' fees and expenses (note 6)...................             37
     Professional fees......................................          5,300
     Shareholders' reports -- printing and mailing
      expenses..............................................            346
     Federal and state registration fees....................          2,906
     Organizational expenses (note 1).......................         10,166
     Other expenses.........................................             92
                                                                   --------
          Total expenses before expense reimbursement.......         76,191
     Expense reimbursement (note 6).........................        (58,659)
                                                                   --------
          Net expenses......................................         17,532
                                                                   --------
               Net investment income........................        158,095
                                                                   --------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and
  4)........................................................          5,575
Net change in unrealized appreciation or depreciation of
  investments...............................................        190,108
                                                                   --------
          Net gain from investments.........................        195,683
                                                                   --------
Net increase in net assets from operations..................       $353,778
                                                                   ========

                See accompanying notes to financial statements.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                   NUVEEN FLAGSHIP ALABAMA
                                                                ------------------------------
                                                                SIX MONTHS ENDED    YEAR ENDED
                                                                    11/30/97         5/31/97*
                                                                ----------------    ----------
OPERATIONS
Net investment income.......................................       $  158,095       $  197,497
Net realized gain from investment transactions (notes 1 and
  4)........................................................            5,575              588
Net change in unrealized appreciation or depreciation of
  investments...............................................          190,108          138,286
                                                                   ----------       ----------
     Net increase in net assets from operations.............          353,778          336,371
                                                                   ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income:
     Class A................................................         (123,279)        (195,673)
     Class B................................................          (14,419)          (2,069)
     Class C................................................          (19,636)            (212)
     Class R................................................               (3)              (1)
                                                                   ----------       ----------
          Decrease in net assets from distributions to
            shareholders....................................         (157,337)        (197,955)
                                                                   ----------       ----------
FUND SHARE TRANSACTIONS (note 2)
Net proceeds from sale of shares............................        2,206,882        2,438,658
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions.............................           81,178           99,346
                                                                   ----------       ----------
                                                                    2,288,060        2,538,004
                                                                   ----------       ----------
Cost of shares redeemed.....................................         (527,838)        (691,292)
                                                                   ----------       ----------
     Net increase in net assets from Fund share
      transactions..........................................        1,760,222        1,846,712
                                                                   ----------       ----------
          Net increase in net assets........................        1,956,663        1,985,128
Net assets at the beginning of period.......................        5,241,528        3,256,400
                                                                   ----------       ----------
Net assets at the end of period.............................       $7,198,191       $5,241,528
                                                                   ==========       ==========
Balance of undistributed net investment income at end of
  period....................................................       $      815       $       57
                                                                   ==========       ==========

---------------
  * Information represents eight months of Flagship Alabama and four months of Nuveen Flagship Alabama (see note 1).

                See accompanying notes to financial statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                               NOVEMBER 30, 1997

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Alabama Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

     The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

     After the close of business on January 31, 1997, Flagship Alabama Double Tax Exempt Fund ("Flagship Alabama") was reorganized into the Trust and renamed Nuveen Flagship Alabama Municipal Bond Fund ("Nuveen Flagship Alabama"). Prior to the reorganization, Flagship Alabama was a sub-trust of the Flagship Tax Exempt Funds Trust.

     The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

  Securities Valuation

     The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

  Securities Transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had an outstanding when-issued purchase commitment of $288,418.

  Interest Income

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

  Dividends and Distributions to Shareholders

     Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

     Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in

                               NOVEMBER 30, 1997

excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

  Income Taxes

     The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Alabama state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

  Flexible Sales Charge Program

     The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

  Derivative Financial Instruments

     The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

  Expense Allocation

     Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

  Organizational Expenses

     The organizational expenses incurred on behalf of the Fund (approximately $60,800) will be reimbursed to the Adviser on a straight-line basis over a period of three years. As of November 30, 1997, $30,430 has been reimbursed.

                               NOVEMBER 30, 1997

2. FUND SHARES

     Transactions in Fund shares were as follows:

                                                      SIX MONTHS ENDED            YEAR ENDED
                                                          11/30/97                 5/31/97*
                                                    ---------------------    ---------------------
                                                    SHARES       AMOUNT      SHARES       AMOUNT
                                                    -------    ----------    -------    ----------
Shares sold:
  Class A.......................................     89,387    $  923,005    165,385    $1,650,047
  Class B.......................................      8,676        89,667     58,298       585,381
  Class C.......................................    115,767     1,194,210     20,200       203,130
  Class R.......................................         --            --         10           100
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A.......................................      6,577        67,530      9,936        99,346
  Class B.......................................        825         8,533         --            --
  Class C.......................................        493         5,115         --            --
  Class R.......................................         --            --         --            --
                                                    -------    ----------    -------    ----------
                                                    221,725     2,288,060    253,829     2,538,004
                                                    -------    ----------    -------    ----------
Shares redeemed:
  Class A.......................................    (50,952)     (527,838)   (69,498)     (691,292)
  Class B.......................................         --            --         --            --
  Class C.......................................         --            --         --            --
  Class R.......................................         --            --         --            --
                                                    -------    ----------    -------    ----------
                                                    (50,952)     (527,838)   (69,498)     (691,292)
                                                    -------    ----------    -------    ----------
Net increase....................................    170,773    $1,760,222    184,331    $1,846,712
                                                    =======    ==========    =======    ==========

---------------
  * Information represents eight months of Flagship Alabama and four months of Nuveen Flagship Alabama (see note 1).

3. DISTRIBUTIONS TO SHAREHOLDERS

     On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

Dividend per share:
  Class A...................................................    $.0440
  Class B...................................................     .0375
  Class C...................................................     .0395
  Class R...................................................     .0460

4. SECURITIES TRANSACTIONS

     Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $2,260,644 and $363,091, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $1,200,000 and $1,200,000, respectively.

     At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

     At May 31, 1997, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $11,473 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2005.

                               NOVEMBER 30, 1997

5. UNREALIZED APPRECIATION (DEPRECIATION)

     At November 30, 1997, net unrealized appreciation aggregated $337,090, all of which related to appreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

               AVERAGE DAILY NET ASSET VALUE                  MANAGEMENT FEE
----------------------------------------------------------------------------
For the first $125 million..................................    .5500 of 1%
For the next $125 million...................................    .5375 of 1
For the next $250 million...................................    .5250 of 1
For the next $500 million...................................    .5125 of 1
For the next $1 billion.....................................    .5000 of 1
For net assets over $2 billion..............................    .4750 of 1

     The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

     The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

     During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $18,200 of which approximately $15,900 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

     During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $15,500 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $6,700 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. COMPOSITION OF NET ASSETS

     At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

Capital paid-in.............................................    $6,868,888
Balance of undistributed net investment income..............           815
Accumulated net realized gain (loss) from investment
  transactions..............................................        (8,602)
Net unrealized appreciation of investments..................       337,090
                                                                ----------
          Net assets........................................    $7,198,191
                                                                ==========

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

     Selected data for a common share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                OPERATING PERFORMANCE         LESS DISTRIBUTIONS
                                    -------------------------   --------------------------
                                                 NET REALIZED
                                                     AND        DIVIDENDS                                 TOTAL
                        NET ASSET                 UNREALIZED    FROM TAX-                                 RETURN
NUVEEN FLAGSHIP           VALUE        NET       GAIN (LOSS)    EXEMPT NET   DISTRIBUTIONS   NET ASSET    ON NET
ALABAMA**               BEGINNING   INVESTMENT       FROM       INVESTMENT   FROM CAPITAL    VALUE END    ASSET
YEAR ENDING MAY 31,     OF PERIOD   INCOME(B)    INVESTMENTS      INCOME         GAINS       OF PERIOD   VALUE(A)
-----------------------------------------------------------------------------------------------------------------
CLASS A (4/94)
 1998(d)                 $10.12        $.26         $ .33         $(.26)          $--         $10.45       5.92%
 1997                      9.77         .53           .35          (.53)           --          10.12       9.22
 1996                      9.94         .53          (.17)         (.53)           --           9.77       3.72
 1995                      9.66         .52           .28          (.52)           --           9.94       8.77
 1994(c)                   9.58         .03           .09          (.04)           --           9.66      9.34*
CLASS B (2/97)
 1998(d)                  10.14         .22           .33          (.23)           --          10.46       5.43
 1997(c)                  10.16         .11          (.02)         (.11)           --          10.14        .94
CLASS C (2/97)
 1998(d)                  10.14         .23           .34          (.24)           --          10.47       5.63
 1997(c)                  10.16         .12          (.02)         (.12)           --          10.14        .99
CLASS R (2/97)
 1998(d)                  10.13         .32           .34          (.28)           --          10.51       6.54
 1997(c)                  10.16         .16          (.05)         (.14)           --          10.13       1.08

CLASS (INCEPTION DATE)                                       RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------------------------------------------------
                                                         RATIO OF NET
                                           RATIO OF       INVESTMENT                           RATIO OF NET
                                          EXPENSES TO      INCOME TO     RATIO OF EXPENSES      INVESTMENT
NUVEEN FLAGSHIP         NET ASSETS END    AVERAGE NET     AVERAGE NET     TO AVERAGE NET     INCOME TO AVERAGE   PORTFOLIO
ALABAMA**                 OF PERIOD      ASSETS BEFORE   ASSETS BEFORE     ASSETS AFTER      NET ASSETS AFTER    TURNOVER
YEAR ENDING MAY 31,     (IN THOUSANDS)   REIMBURSEMENT   REIMBURSEMENT   REIMBURSEMENT(B)    REIMBURSEMENT(B)      RATE
----------------------  --------------------------------------------------------------------------------------------------
CLASS A (4/94)
 1998(d)                    $5,060            2.20%*          3.23%*            .38%*              5.05%*             6%
 1997                        4,446            3.04            2.65              .40                5.29              72
 1996                        3,256            3.19            2.53              .48                5.24              42
 1995                        1,880            7.61           (1.98)             .16                5.47             120
 1994(c)                       357          34.92*          (32.50)*             --               2.42*              --
CLASS B (2/97)
 1998(d)                       709           2.95*            2.49*           1.13*               4.31*               6
 1997(c)                       591           2.79*            2.18*             .71*              4.26*              72
CLASS C (2/97)
 1998(d)                     1,429           2.75*            2.67*             .94*              4.48*               6
 1997(c)                       205           2.62*            2.35*             .40*              4.57*              72
CLASS R (2/97)
 1998(d)                        --            .60*            5.64*              --               6.24*               6
 1997(c)                        --            .91*            5.26*              --               6.17*              72

---------------
 *  Annualized.

** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Alabama.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted.

(d) For the six months ending November 30, 1997.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN FLAGSHIP ALABAMA
                                  MAY 31, 1997

PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT     DESCRIPTION                                                    PROVISIONS*    RATINGS**     VALUE
-----------------------------------------------------------------------------------------------------------------
             EDUCATION--18.0%
$  495,000   Alabama Agricultural and Mechanical University, Revenue,
               Formerly Alabama Agricultural and Mechanical College,
               5.500%, 11/01/20..........................................   11/05 at 102       AAA     $  485,714
   150,000   Birmingham, Southern College, Alabama Private Educational
               Building Authority, Tuition, 6.000%, 12/01/21.............    6/06 at 102         A        151,986
   200,000   Troy, Alabama State University Revenue, Troy State
               University, City of Troy Project, 5.650%, 6/01/27(WI).....    6/07 at 102       AAA        200,822
   110,000   University of South Alabama, University Revenue Refunding,
               Tuition, 5.000%, 11/15/15.................................    5/06 at 102       AAA        104,465
-----------------------------------------------------------------------------------------------------------------
             HEALTH CARE--1.9%
   100,000   Colbert County, Northwest Alabama, Health Care Authority,
               Health Care Facilities Revenue, Helen Keller Hospital,
               5.750%, 6/01/15...........................................    6/05 at 102       AAA        101,865
-----------------------------------------------------------------------------------------------------------------
             HOSPITALS--7.3%
   100,000   Birmingham, Carraway, Alabama, Special Care Facilities,
               Financing Authority, Revenue Refunding, Carraway Methodist
               Health System, Series A, 5.875%, 8/15/15..................    8/05 at 102       AAA        101,795
    25,000   Huntsville, Alabama, Health Care Authority, Health Care
               Facilities Revenue, Series B, 6.500%, 6/01/13.............    6/02 at 110       AAA         27,117
   100,000   Lauderdale County and Florence, Alabama, Health Care
               Authority, Revenue Refunding, Eliza Coffee Memorial
               Hospital, 5.750%, 7/01/19.................................    7/06 at 102       AAA        100,442
    75,000   Puerto Rico, Industrial, Tourist, Educational, Medical, and
               Environmental Control Facilities, Financing Authority,
               Hospital Revenue, Hospital Auxiliary Mutual Obligation
               Group, Series A, 6.250%, 7/01/24..........................    7/05 at 102       AAA         78,944
    70,000   Puerto Rico, Industrial Tourist Educational Medical and
               Environmental Control Facilities Financing Authority
               Hospital Revenue Refunding, Pila Hospital Project, Series
               A, 5.875%, 8/01/12........................................    8/05 at 101       AAA         72,154
-----------------------------------------------------------------------------------------------------------------
             HOUSING/SINGLE FAMILY--2.2%
    85,000   Alabama, Housing Finance Authority, Single Family Mortgage
               Revenue, Collateralized Home Mortgage, Series A, Issue 2,
               6.400%, 10/01/20..........................................    4/05 at 102       Aaa         87,426
    25,000   Alabama, Housing Finance Authority, Single Family Mortgage
               Revenue, Home Mortgage, Series A, Issue 1, 6.600%,
               4/01/19...................................................    4/04 at 102       Aaa         26,471
-----------------------------------------------------------------------------------------------------------------
             INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL--6.9%
   100,000   Courtland, Alabama, Industrial Development Board, Solid
               Waste Disposal Revenue, Champion International Corporation
               Project, Series A, 6.500%, 9/01/25........................    9/05 at 102      Baa1        101,496
   250,000   Tallassee, Alabama, Industrial Development Board Revenue
               Refunding, Dow, United Tech Composite, Series A, 6.100%,
               8/01/14...................................................    8/06 at 102        A1        258,883
-----------------------------------------------------------------------------------------------------------------
             MUNICIPAL REVENUE/TRANSPORTATION--5.8%
   200,000   Alabama, State Docks Department, Docks Facilities Revenue,
               6.100%, 10/01/13..........................................   10/06 at 102       AAA        208,700
   100,000   Huntsville, Madison County, Alabama, Airport Authority,
               Airport Terminal Revenue, 5.400%, 7/01/19.................    1/07 at 102       AAA         95,468
-----------------------------------------------------------------------------------------------------------------
             MUNICIPAL REVENUE/UTILITY--8.0%
    90,000   Huntsville, Alabama, Electric System Revenue, 6.100%,
               12/01/10..................................................   12/03 at 102        AA         94,745
   165,000   Puerto Rico, Electric Power Authority, Power Revenue
               (Formerly Puerto Rico, Commonwealth Water Resource
               Authority Power), Series T, 6.375%, 7/01/24...............    7/04 at 102      BBB+        175,388
   150,000   Puerto Rico, Electric Power Authority, Power Revenue
               (Formerly Puerto Rico, Commonwealth Water Resource
               Authority Power), Series Aa, 5.000%, 7/01/07..............   No Opt. Call       AAA        151,116
-----------------------------------------------------------------------------------------------------------------
             MUNICIPAL REVENUE/WATER AND SEWER--22.2%
    25,000   Alabama, Water Pollution Control Authority, Revolving Fund
               Loan, Series A, 6.750%, 8/15/17...........................    8/05 at 100       AAA         27,255
   250,000   Bayou, Louisiana, Batre, Alabama, Utilities Board, Water and
               Sewer Revenue Refunding and Improvement, 5.750%,
               3/01/27...................................................    3/07 at 102        AA        250,293
   375,000   Cherokee County, Alabama, Water Authority Water Revenue
               Refunding, 5.750%, 4/01/22................................    4/07 at 102       AAA        377,048
   100,000   Jefferson County, Alabama, Sewer Revenue Refunding, Series
               A, 5.625%, 2/01/22........................................    2/07 at 101       AAA         98,548
   100,000   Jefferson County, Alabama, Sewer Revenue, Series D, 5.750%,
               2/01/27...................................................    2/07 at 101       AAA         99,878
             Mobile, Alabama, Water and Sewer Commrs Water and Sewer
               Revenue, Series 95:
    80,000     5.000%, 1/01/06...........................................    1/05 at 102       AAA         80,468
   100,000     5.500%, 1/01/10...........................................    1/05 at 102       AAA        101,445
   125,000   Prichard, Alabama, Waterworks and Sewer Board, Water and
               Sewer Revenue Refunding, 6.125%, 11/15/14.................   11/04 at 102       AAA        131,026
-----------------------------------------------------------------------------------------------------------------

                            NUVEEN FLAGSHIP ALABAMA
                                  MAY 31, 1997

PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT     DESCRIPTION                                                    PROVISIONS*    RATINGS**     VALUE
-----------------------------------------------------------------------------------------------------------------
             NON-STATE GENERAL OBLIGATIONS--10.2%
$  150,000   Birmingham, Alabama, Series A, 5.750%, 4/01/19..............    4/02 at 102        AA     $  150,197
   180,000   Mobile, Alabama, Capital Improvement, 5.750%, 2/15/16.......    2/06 at 102       AAA        182,788
   200,000   Northport, Alabama, Series A, 5.700%, 3/01/21...............    3/06 at 102       AAA        201,178
-----------------------------------------------------------------------------------------------------------------
             PRE-REFUNDED--7.0%
    20,000   Alabama, State Municipal Electric Authority, Power Supply
               Revenue, Series A, 6.500%, 9/01/05........................    9/01 at 101       AAA         21,652
    50,000   Puerto Rico Commonwealth Highway and Transportation
               Authority, Highway Revenue, Series T, 6.625%, 7/01/18.....        7/02 at       AAA         55,366
                                                                                 101 1/2
   100,000   Puerto Rico, Public Buildings Authority, Guaranteed Public
               Education and Health Facilities, Series L, 6.875%,
               7/01/21...................................................        7/02 at       AAA        111,857
                                                                                 101 1/2
   160,000   Puerto Rico, Electric Power Authority, Power Revenue
               (Formerly Puerto Rico Commonwealth Water Resource
               Authority Power), Series P, 7.000%, 7/01/21...............    7/01 at 102       Aaa        177,915
-----------------------------------------------------------------------------------------------------------------
             SPECIAL TAX REVENUE--1.0%
    50,000   Alabama, State Public School and College Authority, Series
               A, 6.000%, 8/01/02........................................   No Opt. Call        Aa         53,078
-----------------------------------------------------------------------------------------------------------------
             STATE/TERRITORIAL GENERAL OBLIGATIONS--5.1%
             Puerto Rico Commonwealth:
   150,000     6.450%, 7/01/17...........................................    7/04 at 102         A        160,020
   100,000     6.500%, 7/01/23...........................................    7/04 at 101         A        106,545
-----------------------------------------------------------------------------------------------------------------
$4,905,000   Total Investments -- (cost $4,864,572) -- 95.6%                                            5,011,554
==========   ----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities--4.4%                                                          229,974
             ----------------------------------------------------------------------------------------------------
             Net Assets--100%                                                                          $5,241,528
             ====================================================================================================

 * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings (not covered by the report of independent auditors): Using the higher of Standard and Poor's or Moody's rating.
(WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

                See accompanying notes to financial statements.

                            STATEMENT OF NET ASSETS
                                  MAY 31, 1997

                                                                NUVEEN FLAGSHIP
                                                                    ALABAMA
                                                                ---------------
ASSETS
Investments in municipal securities, at market value
  (note 1)..................................................      $5,011,554
Cash........................................................         489,799
Receivables:
     Interest...............................................          77,834
     Shares sold............................................              10
Other assets................................................           6,695
                                                                  ----------
          Total assets......................................       5,585,892
                                                                  ----------
LIABILITIES
Payable for investments purchased...........................         297,940
Accrued expenses:
     Management fees (note 6)...............................             598
     12b-1 distribution and service fees (notes 1 and 6)....           1,132
     Other..................................................          24,707
Dividends payable...........................................          19,987
                                                                  ----------
          Total liabilities.................................         344,364
                                                                  ----------
Net assets (note 7).........................................      $5,241,528
                                                                  ==========
CLASS A SHARES (note 1)
Net assets..................................................      $4,445,680
Shares outstanding..........................................         439,267
Net asset value and redemption price per share..............      $    10.12
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)..........      $    10.56
                                                                  ==========
CLASS B SHARES (note 1)
Net assets..................................................      $  590,941
Shares outstanding..........................................          58,298
Net asset value, offering and redemption price per share....      $    10.14
                                                                  ==========
CLASS C SHARES (note 1)
Net assets..................................................      $  204,807
Shares outstanding..........................................          20,200
Net asset value, offering and redemption price per share....      $    10.14
                                                                  ==========
CLASS R SHARES (note 1)
Net assets..................................................      $      100
Shares outstanding..........................................              10
Net asset value, offering and redemption price per share....      $    10.13
                                                                  ==========

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

                            YEAR ENDED MAY 31, 1997

                                                               NUVEEN
                                                              FLAGSHIP
                                                              ALABAMA*
                                                              --------
INVESTMENT INCOME
Tax-exempt interest income (note 1).........................  $212,620
                                                              --------
EXPENSES
     Management fees (note 6)...............................    19,394
     12b-1 service fees--Class A (notes 1 and 6)............    12,164
     12b-1 distribution and service fees--Class B (notes 1
      and 6)................................................       372
     12b-1 distribution and service fees--Class C (notes 1
      and 6)................................................        72
     Shareholders' servicing agent fees and expenses........    14,252
     Custodian's fees and expenses..........................    37,560
     Trustees' fees and expenses (note 6)...................        24
     Professional fees......................................     7,667
     Shareholders' reports--printing and mailing expenses...       234
     Federal and state registration fees....................     1,194
     Organizational expenses (note 1).......................    20,264
     Other expenses.........................................       585
                                                              --------
          Total expenses before expense reimbursement.......   113,782
     Expense reimbursement (note 6).........................   (98,659)
                                                              --------
          Net expenses......................................    15,123
                                                              --------
               Net investment income........................   197,497
                                                              --------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and
  4)........................................................       588
Net change in unrealized appreciation or depreciation of
  investments...............................................   138,286
                                                              --------
          Net gain from investments.........................   138,874
                                                              --------
Net increase in net assets from operations..................  $336,371
                                                              ========

---------------
* Information represents eight months of Flagship Alabama and four months of Nuveen Flagship Alabama (see note 1 of Notes to the Financial Statements).

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                              NUVEEN FLAGSHIP    FLAGSHIP
                                                                 ALABAMA*        ALABAMA
                                                              ---------------   ----------
                                                                YEAR ENDED      YEAR ENDED
                                                                  5/31/97        5/31/96
                                                              ---------------   ----------
OPERATIONS
Net investment income.......................................    $  197,497      $  134,485
Net realized gain from investment transactions (notes 1 and
  4)........................................................           588             519
Net change in unrealized appreciation or depreciation of
  investments...............................................       138,286         (63,639)
                                                                ----------      ----------
     Net increase in net assets from operations.............       336,371          71,365
                                                                ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income:
     Class A................................................      (195,673)       (134,144)
     Class B................................................        (2,069)            N/A
     Class C................................................          (212)             --
     Class R................................................            (1)            N/A
From accumulated net realized gains from investment
  transactions:
     Class A................................................            --          (1,200)
     Class B................................................            --             N/A
     Class C................................................            --              --
     Class R................................................            --             N/A
                                                                ----------      ----------
          Decrease in net assets from distributions to
           shareholders.....................................      (197,955)       (135,344)
                                                                ----------      ----------
FUND SHARE TRANSACTIONS (note 2)
Net proceeds from sale of shares............................     2,438,658       1,733,573
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions.............................        99,346          55,732
                                                                ----------      ----------
                                                                 2,538,004       1,789,305
                                                                ----------      ----------
Cost of shares redeemed.....................................      (691,292)       (348,493)
Net increase in net assets from Fund share transactions.....     1,846,712       1,440,812
                                                                ----------      ----------
          Net increase in net assets........................     1,985,128       1,376,833
Net assets at the beginning of year.........................     3,256,400       1,879,567
                                                                ----------      ----------
Net assets at the end of year...............................    $5,241,528      $3,256,400
                                                                ==========      ==========
Balance of undistributed net investment income at end of
  year......................................................    $       57      $      515
                                                                ==========      ==========

---------------
     * Information represents eight months of Flagship Alabama and four months of Nuveen Flagship Alabama (see note 1 of the Notes to Financial Statements).

N/A -- Flagship Alabama was not authorized to issue Class B or Class R Shares.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                                  MAY 31, 1997

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Alabama Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

     The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

     After the close of business on January 31, 1997, Flagship Alabama Double Tax Exempt Fund ("Flagship Alabama") was reorganized into the Trust and renamed Nuveen Flagship Alabama Municipal Bond Fund ("Nuveen Flagship Alabama").

     The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

  Securities Valuation

     The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

  Securities Transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had a when-issued purchase commitment of $197,219.

  Interest Income

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities as required for federal income tax purposes.

  Dividends and Distributions to Shareholders

     Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Alabama was declared as a dividend daily and payment was made on the last business day of each month.

     Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in

                                  MAY 31, 1997

excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

  Income Taxes

     The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Alabama state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

  Flexible Sales Charge Program

     The Fund offers Class A, B, C and R Shares. Class B, C and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 12 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

  Derivative Financial Instruments

     The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

  Expense Allocation

     Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

  Organizational Expenses

     The organizational expenses incurred on behalf of the Fund (approximately $60,800) will be reimbursed to the Adviser on a straight-line basis over a period of three years. As of May 31, 1997, $20,264 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

                                  MAY 31, 1997

2. FUND SHARES

     Transactions in Fund shares were as follows:

                                                            NUVEEN FLAGSHIP
                                                                ALABAMA            NUVEEN ALABAMA*
                                                          --------------------   --------------------
                                                           YEAR ENDED 5/31/97     YEAR ENDED 5/31/96
                                                          --------------------   --------------------
                                                          SHARES      AMOUNT     SHARES      AMOUNT
                                                          -------   ----------   -------   ----------
Shares sold:
  Class A...............................................  165,385   $1,650,047   174,099   $1,733,573
  Class B...............................................   58,298      585,381       N/A          N/A
  Class C...............................................   20,200      203,130        --           --
  Class R...............................................       10          100       N/A          N/A
Shares issued to shareholders due to reinvestment of
  distributions:
  Class A...............................................    9,936       99,346     5,583       55,732
  Class B...............................................       --           --       N/A          N/A
  Class C...............................................       --           --        --           --
  Class R...............................................       --           --       N/A          N/A
                                                          -------   ----------   -------   ----------
                                                          253,829    2,538,004   179,682    1,789,305
                                                          -------   ----------   -------   ----------
Shares redeemed:
  Class A...............................................  (69,498)    (691,292)  (35,361)    (348,493)
  Class B...............................................       --           --       N/A          N/A
  Class C...............................................       --           --        --           --
  Class R...............................................       --           --       N/A          N/A
                                                          -------   ----------   -------   ----------
                                                          (69,498)    (691,292)  (35,361)    (348,493)
                                                          -------   ----------   -------   ----------
Net increase............................................  184,331   $1,846,712   144,321   $1,440,812
                                                          =======   ==========   =======   ==========

---------------
  * Information represents eight months of Flagship Alabama and four months of Nuveen Flagship Alabama (see note 1).
N/R --  Flagship Alabama was not authorized to issue Class B or Class R Shares.

3. DISTRIBUTIONS TO SHAREHOLDERS

     On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                NUVEEN FLAGSHIP
                                                                    ALABAMA
                                                                ---------------
Dividend per share:
  Class A...................................................        $.0440
  Class B...................................................         .0380
  Class C...................................................         .0395
  Class R...................................................         .0460

4. SECURITIES TRANSACTIONS

     Purchases and sales (including maturities) of investments in municipal securities for the fiscal year ended May 31, 1997 (eight months of Flagship Alabama and four months of Nuveen Flagship Alabama--see note 1), aggregated $4,354,191 and $2,674,332, respectively.

     At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

     At May 31, 1997, the Fund had an unused capital loss carryforward of $11,473 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2005.

                                  MAY 31, 1997

5. UNREALIZED APPRECIATION (DEPRECIATION)

     At May 31, 1997, net unrealized appreciation aggregated $146,982, all of which related to appreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

                                                              MANAGEMENT
               AVERAGE DAILY NET ASSET VALUE                     FEE
------------------------------------------------------------------------
For the first $125 million..................................  .5500 of 1%
For the next $125 million...................................  .5375 of 1
For the next $250 million...................................  .5250 of 1
For the next $500 million...................................  .5125 of 1
For the next $1 billion.....................................  .5000 of 1
For net assets over $2 billion..............................  .4750 of 1

     Prior to the reorganization (see note 1) Flagship Alabama paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

     The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

     During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $51,400 of which approximately $44,500 were paid out as concessions to authorized dealers. The distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

     During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $25,600 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. COMPOSITION OF NET ASSETS

     At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                              NUVEEN FLAGSHIP
                                                                  ALABAMA
                                                              ---------------
Capital paid-in.............................................    $5,108,666
Balance of undistributed net investment income..............            57
Accumulated net realized gain (loss) from investment
  transactions..............................................       (14,177)
Net unrealized appreciation of investments..................       146,982
                                                                ----------
Net assets..................................................    $5,241,528
                                                                ==========

                              FINANCIAL HIGHLIGHTS

     Selected data for a share outstanding throughout each period is as follows:

                                       OPERATING PERFORMANCE          LESS DISTRIBUTIONS
                                    ---------------------------   --------------------------
CLASS (INCEPTION DATE)                            NET REALIZED    DIVIDENDS                                  TOTAL
NUVEEN FLAGSHIP         NET ASSET                AND UNREALIZED   FROM TAX-                       NET       RETURN
ALABAMA++                 VALUE        NET        GAIN (LOSS)     EXEMPT NET   DISTRIBUTIONS     ASSET      ON NET
YEAR ENDING             BEGINNING   INVESTMENT        FROM        INVESTMENT   FROM CAPITAL    VALUE END     ASSET
MAY 31,                 OF PERIOD   INCOME(B)     INVESTMENTS       INCOME         GAINS       OF PERIOD   VALUE(A)
--------------------------------------------------------------------------------------------------------------------
CLASS A (4/94)
 1997                    $ 9.77        $.53          $ .35          $(.53)          $--         $10.12       9.22%
 1996                      9.94         .53           (.17)          (.53)           --           9.77       3.72
 1995                      9.66         .52            .28           (.52)           --           9.94       8.77
 1994(c)                   9.58         .03            .09           (.04)           --           9.66       9.34+
CLASS B (2/97)
 1997(c)                  10.16         .11           (.02)          (.11)           --          10.14        .92
CLASS C (2/97)
 1997(c)                  10.16         .12           (.02)          (.12)           --          10.14        .99
CLASS R (2/97)
 1997(c)                  10.16         .16           (.05)          (.14)           --          10.13       1.08

                                                             RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------------------------------------------------
CLASS (INCEPTION DATE)                 RATIO OF        RATIO OF NET                            RATIO OF NET
NUVEEN FLAGSHIP         NET ASSETS    EXPENSES TO    INVESTMENT INCOME   RATIO OF EXPENSES      INVESTMENT
ALABAMA++                 END OF      AVERAGE NET     TO AVERAGE NET      TO AVERAGE NET     INCOME TO AVERAGE   PORTFOLIO
YEAR ENDING             PERIOD (IN   ASSETS BEFORE     ASSETS BEFORE       ASSETS AFTER      NET ASSETS AFTER    TURNOVER
MAY 31,                 THOUSANDS)   REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT(B)    REIMBURSEMENT(B)      RATE
----------------------  --------------------------------------------------------------------------------------------------
CLASS A (4/94)
 1997                     $4,446          3.04%             2.65%               .40%               5.29%             72%
 1996                      3,256          3.19              2.53                .48                5.24              42
 1995                      1,880          7.61             (1.98)               .16                5.47             120
 1994(c)                     357         34.92+           (32.50)+               --               2.42+              --
CLASS B (2/97)
 1997(c)                     591          2.79+             2.18+               .71+               4.26+             72
CLASS C (2/97)
 1997(c)                     205          2.62+             2.35+               .40+               4.57+             72
CLASS R (2/97)
 1997(c)                      --           .91+             5.26+                --                6.17+             72

---------------

  +  Annualized.
 ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Alabama.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(c)  From commencement of class operations as noted.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Nuveen Flagship Alabama Municipal Bond Fund:

     We have audited the accompanying statement of net assets of Nuveen Flagship Alabama Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Alabama Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Dayton, Ohio
July 11, 1997

                FINANCIAL STATEMENTS FOR THE SOUTH CAROLINA FUND       EXHIBIT F

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)

                         NUVEEN FLAGSHIP SOUTH CAROLINA

                               NOVEMBER 30, 1997

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              EDUCATION AND CIVIC ORGANIZATIONS--9.8%
$   400,000   Coastal Carolina University, South Carolina Revenue, 6.800%,
                6/01/19                                                       6/04 at 102      AAA      $   451,436
    500,000   South Carolina State Education, Assistance Authority,
                Guaranteed Student Loan, Sub Lien, 6.300%, 9/01/08            9/04 at 101        A          527,840
    250,000   University South Carolina, University Revenues, 5.600%,
                6/01/14                                                       6/07 at 101      AAA          259,453
-------------------------------------------------------------------------------------------------------------------
              FOREST AND PAPER PRODUCTS--4.1%
    500,000   Darlington County, South Carolina, Industrial Development
                Revenue, Sonoco Company Project, 6.000%, 4/01/26              4/06 at 102        A          522,285
-------------------------------------------------------------------------------------------------------------------
              HEALTH CARE--13.6%
    200,000   Greenville Hospital System, South Carolina Hospital
                Facilities Revenue, 6.000%, 5/01/20                          No Opt. Call      AAA          219,344
    250,000   Greenwood County, South Carolina, Hospital Revenue, Self
                Memorial Hospital, 5.875%, 10/01/17                          10/03 at 102      AAA          259,268
    500,000   Lexington County, South Carolina, Health Services District
                Inc., Hospital Revenue Refunding and Improvement, 5.000%,
                11/01/09                                                     11/08 at 102      AAA          498,870
    250,000   South Carolina Jobs, Economic Development Authority, Tuomey
                Regional Medical Center, Series A, 5.750%, 11/01/15          11/05 at 102      AAA          260,740
    500,000   Spartanburg County, South Carolina, Health Services District
                Inc., Hospital Revenue, Series B, 5.125%, 4/15/22             4/07 at 101      AAA          486,070
-------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTIFAMILY--4.5%
    300,000   South Carolina Regional Housing Development Corporation
                Number 1, Multifamily Revenue, Redwood Village Apartments,
                Series A, 6.625%, 7/07/17                                     7/02 at 102       Aa          314,214
    250,000   South Carolina State Housing Finance and Development
                Authority, Multifamily Revenue, Runaway Bay Apartments
                Project, 6.125%, 12/01/15                                    11/05 at 102      AA-          256,865
-------------------------------------------------------------------------------------------------------------------
              HOUSING/SINGLE FAMILY--4.2%
    250,000   South Carolina Housing Authority, Homeownership Mortgage
                Purchase, Series A, 6.150%, 7/01/08                           7/04 at 102       AA          263,970
    250,000   South Carolina Housing Finance and Development Authority,
                Mortgage Revenue, Series A, 6.350%, 7/01/25                   5/06 at 102      Aa2          262,628
-------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/GENERAL--17.1%
    250,000   Anderson County, South Carolina, School District No. 004,
                5.400%, 3/01/15                                               3/05 at 102      AAA          256,163
    500,000   Cherokee County, South Carolina, School District No. 001,
                5.000%, 3/01/17                                               3/07 at 101      Aa1          490,270
    365,000   Florence County, South Carolina, School District No. 005,
                Series A, 5.700%, 3/01/17                                     3/06 at 102      AAA          381,345
    250,000   Lexington County, South Carolina, Public Library System,
                6.300%, 2/01/10                                               2/03 at 102      Aa2          269,535
    500,000   Lexington County, South Carolina, School District No. 3,
                5.000%, 3/01/17                                               3/07 at 101      Aa1          493,270
    250,000   Puerto Rico Commonwealth, 6.400%, 7/01/11                           7/04 at        A          274,808
                                                                                  101 1/2
-------------------------------------------------------------------------------------------------------------------
              TAX OBLIGATION/LIMITED--13.7%
              Berkeley County, South Carolina, School District,
              Certificates of Participation, Berkeley School Facilities
              Group Inc.:
    250,000     6.250%, 2/01/12                                               2/04 at 102      AAA          271,763
    250,000     6.300%, 2/01/16                                               2/04 at 102      AAA          270,055
     10,000   Charleston County, South Carolina, Certificates of
                Participation, Series B, 6.875%, 6/01/14                      6/04 at 102      AAA           11,241
    400,000   Chesterfield County, South Carolina, School District,
                Certificates of Participation, Chesterfield School
                Facilities Inc., 6.000%, 7/01/15                              7/05 at 102      AAA          425,772
    250,000   Hilton Head Island, South Carolina, Public Facilities
                Corporation, Certificates of Participation, 5.750%,
                3/01/14                                                       3/05 at 102      AAA          261,288
    400,000   North Charleston, South Carolina, Certificates of
                Participation, Refunding and Improvement, Coliseum and
                Convention, 5.125%, 9/01/19                                   9/07 at 102      AAA          390,488
    100,000   Puerto Rico Public Buildings Authority, Series L, 5.500%,
                7/01/21                                                      No Opt. Call        A          104,045
-------------------------------------------------------------------------------------------------------------------
              TRANSPORTATION--4.5%
    300,000   Horry County, South Carolina, Airport Revenue, Series A,
                5.700%, 7/01/27                                               7/07 at 102      AAA          307,662
    250,000   Richland and Lexington, South Carolina, Airport District
                Revenue, Columbia Metropolitan Airport, 6.000%, 1/01/15       1/05 at 100      AAA          261,570
-------------------------------------------------------------------------------------------------------------------
              U.S. GUARANTEED--2.2%
    240,000   Charleston County, South Carolina, Certificates of
                Participation, Series B, 6.875%, 6/01/14 (Pre-refunded to
                6/01/04)                                                      6/04 at 102      AAA          276,398
-------------------------------------------------------------------------------------------------------------------

                         NUVEEN FLAGSHIP SOUTH CAROLINA

                               NOVEMBER 30, 1997

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT                              DESCRIPTION                            PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              UTILITIES--5.9%
$   250,000   Charleston County, South Carolina, Solid Waste User Fee
                Revenue, 6.000%, 1/01/14                                      1/05 at 102      AAA      $   266,380
    500,000   South Carolina Public Service Authority, Santee Cooper,
                Series A, 5.125%, 1/01/32                                     1/08 at 101      AAA          486,240
-------------------------------------------------------------------------------------------------------------------
              WATER AND SEWER--18.2%
    250,000   Columbia, South Carolina, Waterworks and Sewer System
                Revenue, 5.375%, 2/01/12                                     No Opt. Call       AA          261,363
    250,000   Georgetown County, South Carolina, Water and Sewer District
                Revenue Refunding and Improvement, 6.500%, 6/01/25            6/05 at 102      N/R          252,823
    300,000   Greenville, South Carolina, Waterworks Revenue, 5.500%,
                2/01/22                                                       2/07 at 102      Aa1          307,275
    500,000   Lexington, South Carolina, Water and Sewer Revenue, 5.500%,
                4/01/29                                                       4/07 at 102       AA          500,795
    250,000   Spartanburg, South Carolina, Sanitation Sewer District,
                Sewer System Revenue, 5.500%, 6/01/20                         6/07 at 101      AAA          253,183
    500,000   Spartanburg, South Carolina, Waterworks Revenue, 5.000%,
                6/01/22                                                       6/07 at 101      AAA          481,540
    250,000   York County, South Carolina, Water and Sewer Revenue,
                6.500%, 12/01/25                                             12/03 at 102      N/R          252,475
-------------------------------------------------------------------------------------------------------------------
$12,015,000   Total Investments--(cost $11,752,593)--97.8%                                               12,390,730
===========   -----------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities--2.2%                                                           279,078
              -----------------------------------------------------------------------------------------------------
              Net Assets--100%                                                                          $12,669,808
              =====================================================================================================

  * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other provisions at varying prices at later dates.
 **     Ratings: Using the higher of Standard and Poor's or Moody's rating.
N/R --  Investment is not rated.

                See accompanying notes to financial statements.

                      STATEMENT OF NET ASSETS (UNAUDITED)

                               NOVEMBER 30, 1997

                                                              NUVEEN FLAGSHIP
                                                              SOUTH CAROLINA
                                                              ---------------
ASSETS
Investments in municipal securities, at market value (note
  1)........................................................    $12,390,730
Cash........................................................         46,673
Receivables:
     Fund Manager (note 6)..................................          1,760
     Interest...............................................        223,546
     Shares sold............................................         44,159
Other assets................................................         39,098
                                                                -----------
          Total assets......................................     12,745,966
                                                                -----------
LIABILITIES
Accrued expenses:
  12b-1 distribution and service fees (notes 1 and 6).......          2,573
  Other.....................................................         22,260
Dividends payable...........................................         51,325
                                                                -----------
Total liabilities...........................................         76,158
                                                                -----------
Net assets (note 7).........................................    $12,669,808
                                                                ===========
CLASS A SHARES (Note 1)
Net assets..................................................    $11,473,211
Shares outstanding..........................................      1,168,887
Net asset value and redemption price per share..............    $      9.82
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)..........    $     10.25
                                                                ===========
CLASS B SHARES (Note 1)
Net assets..................................................    $   454,918
Shares outstanding..........................................         46,397
Net asset value, offering and redemption price per share....    $      9.80
                                                                ===========
CLASS C SHARES (Note 1)
Net assets..................................................    $   694,484
Shares outstanding..........................................         70,791
Net asset value, offering and redemption price per share....    $      9.81
                                                                ===========
CLASS R SHARES (Note 1)
Net assets..................................................    $    47,195
Shares outstanding..........................................          4,804
Net asset value, offering and redemption price per share....    $      9.82
                                                                ===========

                See accompanying notes to financial statements.

                      STATEMENT OF OPERATIONS (UNAUDITED)

                       SIX MONTHS ENDED NOVEMBER 30, 1997

                                                              NUVEEN FLAGSHIP
                                                              SOUTH CAROLINA
                                                              ---------------
INVESTMENT INCOME
Tax-exempt interest income (note 1).........................     $315,194
                                                                 --------
EXPENSES
     Management fees (note 6)...............................       30,890
     12b-1 service fees -- Class A (notes 1 and 6)..........       10,419
     12b-1 distribution and service fees -- Class B (notes 1
      and 6)................................................        1,170
     12b-1 distribution and service fees -- Class C (notes 1
      and 6)................................................        1,971
     Shareholders' servicing agent fees and expenses........        1,607
     Custodian's fees and expenses..........................       15,399
     Trustees' fees and expenses (note 6)...................          110
     Professional fees......................................        7,496
     Shareholders' reports -- printing and mailing
      expenses..............................................          816
     Federal and state registration fees....................        1,483
     Organizational expenses................................        5,929
     Other expenses.........................................          222
                                                                 --------
          Total expenses before expense reimbursement.......       77,512
     Expense reimbursement (note 6).........................      (42,049)
                                                                 --------
          Net expenses......................................       35,463
                                                                 --------
               Net investment income........................      279,731
                                                                 --------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and
  4)........................................................      122,898
Net change in unrealized appreciation or depreciation of
  investments...............................................      213,372
                                                                 --------
          Net gain from investments.........................      336,270
                                                                 --------
Net increase in net assets from operations..................     $616,001
                                                                 ========

                See accompanying notes to financial statements.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                     NUVEEN FLAGSHIP
                                                                      SOUTH CAROLINA
                                                              ------------------------------
                                                              SIX MONTHS ENDED   YEAR ENDED
                                                                  11/30/97        5/31/97*
                                                              ----------------   -----------
OPERATIONS
Net investment income.......................................    $   279,731      $   588,783
Net realized gain from investment transactions (notes 1 and
  4)........................................................        122,898           12,003
Net change in unrealized appreciation or depreciation of
  investments...............................................        213,372          270,459
                                                                -----------      -----------
     Net increase in net assets from operations.............        616,001          871,245
                                                                -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From undistributed net investment income:
     Class A................................................       (262,840)        (583,450)
     Class B................................................         (5,102)          (1,592)
     Class C................................................        (11,513)          (1,078)
     Class R................................................         (1,135)            (340)
                                                                -----------      -----------
          Decrease in net assets from distributions to
            shareholders....................................       (280,590)        (586,460)
                                                                -----------      -----------
FUND SHARE TRANSACTIONS (Note 2)
Net proceeds from sale of shares............................      4,138,862        2,419,482
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions.............................        165,233          337,619
                                                                -----------      -----------
                                                                  4,304,095        2,757,101
Cost of shares redeemed.....................................     (2,204,345)      (3,340,985)
                                                                -----------      -----------
     Net increase (decrease) in net assets from Fund share
      transactions..........................................      2,099,750         (583,884)
                                                                -----------      -----------
          Net increase (decrease) in net assets.............      2,435,161         (299,099)
Net assets at the beginning of period.......................     10,234,647       10,533,746
                                                                -----------      -----------
Net assets at the end of period.............................    $12,669,808      $10,234,647
                                                                ===========      ===========
Balance of undistributed net investment income at end of
  period....................................................    $     1,464      $     2,323
                                                                ===========      ===========

---------------
  * Information represents eight months of Flagship South Carolina and four months of Nuveen Flagship South Carolina (see note 1).

                See accompanying notes to financial statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                               NOVEMBER 30, 1997

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship South Carolina Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

     The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

     After the close of business on January 31, 1997, Flagship South Carolina Double Tax Exempt Fund ("Flagship South Carolina") was reorganized into the Trust and renamed Nuveen Flagship South Carolina Municipal Bond Fund ("Nuveen Flagship South Carolina"). Prior to the reorganization, Flagship South Carolina was a sub-trust of the Flagship Tax Exempt Funds Trust.

     The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

  Securities Valuation

     The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

  Securities Transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had no such outstanding purchase commitments.

  Interest Income

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

  Dividends and Distributions to Shareholders

     Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

     Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in

                               NOVEMBER 30, 1997

excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

  Income Taxes

     The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and South Carolina state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

  Flexible Sales Charge Program

     The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

  Derivative Financial Instruments

     The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

  Expense Allocation

     Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

  Organizational Expenses

     The organizational expenses incurred on behalf of the Fund (approximately $35,400) will be reimbursed to the Adviser on a straight-line basis over a period of three years. As of November 30, 1997, $17,747 has been reimbursed.

                               NOVEMBER 30, 1997

2. FUND SHARES

     Transactions in Fund shares were as follows:

                                                SIX MONTHS ENDED 11/30/97      YEAR ENDED 5/31/97*
                                                -------------------------    -----------------------
                                                 SHARES         AMOUNT        SHARES       AMOUNT
                                                ---------    ------------    --------    -----------
Shares sold:
  Class A...................................     359,605     $ 3,491,582      192,810    $ 1,814,877
  Class B...................................      29,266         284,230       16,861        160,503
  Class C...................................      35,259         342,378       44,094        419,098
  Class R...................................       2,146          20,672        2,621         25,004
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A...................................      16,078         155,066       35,809        337,619
  Class B...................................         270           2,623           --             --
  Class C...................................         739           7,187           --             --
  Class R...................................          37             357           --             --
                                                --------     -----------     --------    -----------
                                                 443,400       4,304,095      292,195      2,757,101
                                                --------     -----------     --------    -----------
Shares redeemed:
  Class A...................................    (217,526)     (2,114,034)    (353,491)    (3,340,985)
  Class B...................................          --              --           --             --
  Class C...................................      (9,301)        (90,311)          --             --
  Class R...................................          --              --           --             --
                                                --------     -----------     --------    -----------
                                                (226,827)     (2,204,345)    (353,491)    (3,340,985)
                                                --------     -----------     --------    -----------
Net increase (decrease).....................     216,573     $ 2,099,750      (61,296)   $  (583,884)
                                                ========     ===========     ========    ===========

---------------
  * Information represents eight months of Flagship South Carolina and four months of Nuveen Flagship South Carolina (see note 1).

3. DISTRIBUTIONS TO SHAREHOLDERS

     On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

Dividend per share:
  Class A...................................................    $.0415
  Class B...................................................     .0355
  Class C...................................................     .0370
  Class R...................................................     .0435

4. SECURITIES TRANSACTIONS

     Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $5,515,459 and $3,735,405, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $2,200,000 and $2,200,000, respectively.

     At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

     At May 31, 1997, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $306,863 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

                               NOVEMBER 30, 1997

5. UNREALIZED APPRECIATION (DEPRECIATION)

     At November 30, 1997, net unrealized appreciation aggregated $638,137, all of which related to appreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

               AVERAGE DAILY NET ASSET VALUE                    MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million..................................      .5500 of 1%
For the next $125 million...................................      .5375 of 1
For the next $250 million...................................      .5250 of 1
For the next $500 million...................................      .5125 of 1
For the next $1 billion.....................................      .5000 of 1
For net assets over $2 billion..............................      .4750 of 1

     The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

     The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

     During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $33,400 of which approximately $29,000 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

     During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $26,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $3,100 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $200 of CDSC on share redemptions during the six months ended November 30, 1997.

7. COMPOSITION OF NET ASSETS

     At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

Capital paid-in.............................................    $12,213,860
Balance of undistributed net investment income..............          1,464
Accumulated net realized gain (loss) from investment
  transactions..............................................       (183,653)
Net unrealized appreciation of investments..................        638,137
                                                                -----------
Net assets..................................................    $12,669,808
                                                                ===========

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

     Selected data for a share outstanding throughout each period is as follows:

                                       OPERATING PERFORMANCE          LESS DISTRIBUTIONS
                                    ---------------------------   --------------------------
CLASS (INCEPTION DATE)                            NET REALIZED    DIVIDENDS                                  TOTAL
NUVEEN FLAGSHIP         NET ASSET                AND UNREALIZED   FROM TAX-                       NET       RETURN
SOUTH CAROLINA**          VALUE        NET        GAIN (LOSS)     EXEMPT NET   DISTRIBUTIONS     ASSET      ON NET
YEAR ENDING             BEGINNING   INVESTMENT        FROM        INVESTMENT   FROM CAPITAL    VALUE END     ASSET
MAY 31,                 OF PERIOD   INCOME(B)     INVESTMENTS       INCOME         GAINS       OF PERIOD   VALUE(A)
--------------------------------------------------------------------------------------------------------------------
CLASS A (7/93)
 1998(d).............    $ 9.53        $.24          $ .30          $(.25)         $  --        $ 9.82        5.70%
 1997................      9.28         .51            .24           (.50)            --          9.53        8.28
 1996................      9.45         .48           (.15)          (.50)            --          9.28        3.53
 1995................      9.20         .50            .25           (.50)            --          9.45        8.54
 1994(c).............      9.58         .42           (.38)          (.39)          (.03)         9.20        .15*
CLASS B (2/97)
 1998(d).............      9.52         .21            .28           (.21)            --          9.80        5.22
 1997(c).............      9.61         .13           (.11)          (.11)            --          9.52         .20
CLASS C (2/97)
 1998(d).............      9.52         .22            .29           (.22)            --          9.81        5.43
 1997(c).............      9.63         .13           (.13)          (.11)            --          9.52         .03
CLASS R (2/97)
 1998(d).............      9.54         .25            .29           (.26)            --          9.82        5.72
 1997(c).............      9.60         .14           (.07)          (.13)            --          9.54         .75

                                                             RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------------------------------------------------
CLASS (INCEPTION DATE)                 RATIO OF        RATIO OF NET                            RATIO OF NET
NUVEEN FLAGSHIP         NET ASSETS    EXPENSES TO    INVESTMENT INCOME   RATIO OF EXPENSES      INVESTMENT
SOUTH CAROLINA**          END OF      AVERAGE NET     TO AVERAGE NET      TO AVERAGE NET     INCOME TO AVERAGE   PORTFOLIO
YEAR ENDING             PERIOD (IN   ASSETS BEFORE     ASSETS BEFORE       ASSETS AFTER      NET ASSETS AFTER    TURNOVER
MAY 31,                 THOUSANDS)   REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT(B)    REIMBURSEMENT(B)      RATE
----------------------  --------------------------------------------------------------------------------------------------
CLASS A (7/93)
 1998(d).............    $11,473         1.34%*            4.27%*               .59%*              5.02%*           34%
 1997................      9,629         1.55              4.22                 .41                5.36             68
 1996................     10,534         1.53              4.16                 .71                4.98             76
 1995................      9,013         1.86              4.08                 .40                5.54             87
 1994(c).............      6,284         2.12*             3.10*                .40*               4.82*            88
CLASS B (2/97)
 1998(d).............        455         2.09*             3.53*               1.34*               4.28*            34
 1997(c).............        160         2.12*             3.84*               1.09*               4.87*            68
CLASS C (2/97)
 1998(d).............        694         1.89*             3.73*               1.14*               4.48*            34
 1997(c).............        420         1.91*             3.85*                .90*               4.86*            68
CLASS R (2/97)
 1998(d).............         47         1.14*             4.46*                .39*               5.21*            34
 1997(c).............         25         1.17*             4.70*                .14*               5.73*            68

---------------
 *  Annualized.

** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship South Carolina.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted.

(d) For the six months ending November 30, 1997.

                            PORTFOLIO OF INVESTMENTS

                         NUVEEN FLAGSHIP SOUTH CAROLINA

                                  MAY 31, 1997

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT      DESCRIPTION                                                    PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              EDUCATION--9.3%
$   400,000   Coastal Carolina University, South Carolina, Revenue
                Refunding, 6.800%, 6/01/19................................    6/04 at 102      AAA      $   441,880
    250,000   University South Carolina, University, Revenues Refunding,
                5.600%, 6/01/11...........................................    6/06 at 101      AAA          255,863
    250,000   University South Carolina, University, Revenues, 5.600%,
                6/01/14...................................................    6/07 at 101      AAA          253,010
-------------------------------------------------------------------------------------------------------------------
              HOSPITALS--7.0%
    200,000   Greenville Hospital System, South Carolina, Hospital
                Facilities, Revenue, 6.000%, 5/01/20......................   No Opt. Call      AAA          209,584
    250,000   Greenwood County, South Carolina, Hospital, Revenue, Self
                Memorial Hospital, 5.875%, 10/01/17.......................   10/03 at 102      AAA          253,098
    250,000   South Carolina Jobs, Economic Development Authority,
                Hospital Facilities Revenue, Tuomey Regional Medical
                Center, Series A, 5.750%, 11/01/15........................   11/05 at 102      AAA          253,113
-------------------------------------------------------------------------------------------------------------------
              HOUSING/MULTI FAMILY--5.5%
    300,000   South Carolina Regional Housing Development Corporation No.
                1, Multifamily, Revenue Refunding, Redwood Village
                Apartments, A, 6.625%, 7/01/17............................    7/02 at 102       Aa          309,975
    250,000   South Carolina State Housing Finance and Development
                Authority, Multifamily, Revenue Refunding, Runaway Bay
                Apartments Project, 6.125%, 12/01/15......................   11/05 at 102      AA-          251,635
-------------------------------------------------------------------------------------------------------------------
              HOUSING/SINGLE FAMILY--5.1%
    250,000   South Carolina State Housing Authority, Homeownership
                Mortgage Purchase, Series A, 6.150%, 7/01/08..............    7/04 at 102       AA          260,215
    250,000   South Carolina State Housing Finance and Development
                Authority, Mortgage, Revenue, Series A, 6.350%, 7/01/25...    5/06 at 102      Aa2          256,315
-------------------------------------------------------------------------------------------------------------------
              INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL--5.0%
    500,000   Darlington County, South Carolina, Industrial Development,
                Revenue, Sonoco Products Company Project, 6.000%,
                4/01/26...................................................    4/06 at 102        A          507,595
-------------------------------------------------------------------------------------------------------------------
              MUNICIPAL APPROPRIATION OBLIGATIONS--11.8%
              Berkeley County, South Carolina, School District
              Certificates of Participation, Berkeley School Facilities
              Group Inc.:
    250,000     6.250%, 2/01/12...........................................    2/04 at 102      AAA          265,690
    250,000     6.300%, 2/01/16...........................................    2/04 at 102      AAA          265,125
     10,000   Charleston County, South Carolina, Certificates of
                Participation, Series B, 6.875%, 6/01/14..................    6/04 at 102      AAA           11,091
    400,000   Chesterfield County, South Carolina, School District
                Certificates of Participation, Chesterfield School
                Facilities Inc., 6.000%, 7/01/15..........................    7/05 at 102      AAA          414,832
    250,000   Hilton Head Island, South Carolina, Public Facilities
                Corporation Certificates of Participation, 5.750%,
                3/01/14...................................................    3/05 at 102      AAA          254,928
-------------------------------------------------------------------------------------------------------------------
              MUNICIPAL REVENUE/UTILITY--6.7%
    500,000   Camden South Carolina Public Utility, Revenue Refunding and
                Improvement, 5.500%, 3/01/22..............................    3/07 at 102      AAA          489,045
    185,000   Puerto Rico Electric Power Authority, Power, Revenue,
                Formerly Puerto Rico Commonwealth Water Resource
                Authority, Power, Series T, 6.125%, 7/01/08...............    7/04 at 102     BBB+          197,741
-------------------------------------------------------------------------------------------------------------------
              MUNICIPAL REVENUE/WATER AND SEWER--22.4%
    250,000   Columbia, South Carolina, Waterworks and Sewer System,
                Revenue Refunding, 5.375%, 2/01/12........................    7/04 at 102       AA          251,115
    250,000   Georgetown County, South Carolina Water and Sewer District,
                Revenue Refunding and Improvement, 6.500%, 6/01/25........    6/05 at 102      N/R          246,355
    300,000   Greenville, South Carolina, Waterworks, Revenue, 5.500%,
                2/01/22...................................................    2/07 at 102      Aa1          294,219
    250,000   Hilton Head Public Service District No. 1, South Carolina
                Waterworks and Sewer System, Revenue Refunding and
                Improvement, 5.500%, 8/01/15..............................    8/05 at 102      AAA          250,655
    500,000   Spartanburg, South Carolina, Sanitation Sewer District,
                Sewer System, Revenue, Improvement, 5.500%, 6/01/20.......    6/07 at 101      AAA          489,465
    500,000   Spartanburg, South Carolina, Waterworks, Revenue, 6.100%,
                6/01/21...................................................    6/06 at 100      AAA          518,025
    250,000   York County, South Carolina, Water & Sewer, Revenue, 6.500%,
                12/01/25..................................................   12/03 at 102      N/R          246,333
-------------------------------------------------------------------------------------------------------------------
              NON-STATE GENERAL OBLIGATIONS--13.8%
    250,000   Anderson County, South Carolina, School District No. 004,
                5.400%, 3/01/15...........................................    3/05 at 102      AAA          250,148
    365,000   Florence County, South Carolina, School District No. 005,
                Series A, 5.700%, 3/01/17.................................    3/06 at 102      AAA          371,811
    250,000   Horry County, South Carolina, School District, Series A,
                6.750%, 3/01/01...........................................   No Opt. Call      AAA          268,978
    250,000   Lexington County, South Carolina, Public Library System,
                6.300%, 2/01/10...........................................    2/03 at 102      Aa2          265,137
    250,000   Richland, Lexington, South Carolina, Airport District
                Airport, Revenue, Columbia Metropolitan Airport, 6.000%,
                1/01/15...................................................    1/05 at 100      AAA          255,942
-------------------------------------------------------------------------------------------------------------------

                         NUVEEN FLAGSHIP SOUTH CAROLINA

                                  MAY 31, 1997

 PRINCIPAL                                                                    OPT. CALL                   MARKET
  AMOUNT      DESCRIPTION                                                    PROVISIONS*    RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------
              PRE-REFUNDED--2.7%
$   240,000   Charleston County, South Carolina, Certificates of
                Participation, Series B, 6.875%, 6/01/14..................    6/04 at 102      AAA      $   272,997
-------------------------------------------------------------------------------------------------------------------
              RESOURCE RECOVERY--2.5%
    250,000   Charleston County, South Carolina, Solid Waste User Fee,
                Revenue, 6.000%, 1/01/14..................................    1/05 at 102      AAA          259,862
-------------------------------------------------------------------------------------------------------------------
              STATE/TERRITORIAL GENERAL OBLIGATIONS--3.6%
    250,000   Puerto Rico Commonwealth, 6.400%, 7/01/11...................        7/04 at        A          266,734
                                                                                  101 1/2
    100,000   Puerto Rico Public Buildings Authority, Revenue Refunding,
                Guaranteed, Series L, 5.500%, 7/01/21.....................   No Opt. Call        A           98,615
-------------------------------------------------------------------------------------------------------------------
              STUDENT LOAN REVENUE BONDS--5.0%
    500,000   South Carolina State Education Assistance Authority, Revenue
                Refunding, Guaranteed Student Loan, Sub Lien, 6.300%,
                9/01/08...................................................    9/04 at 101        A          515,000
-------------------------------------------------------------------------------------------------------------------
$10,000,000   Total Investments--(cost $9,847,361)--100.4%................                               10,272,126
===========   -----------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities--(0.4%).......................                                  (37,479)
              -----------------------------------------------------------------------------------------------------
              Net Assets--100%............................................                              $10,234,647
              =====================================================================================================

  * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
 ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
N/R --  Investment is not rated.

                See accompanying notes to financial statements.

                         NUVEEN FLAGSHIP SOUTH CAROLINA

                                  MAY 31, 1997

                            STATEMENT OF NET ASSETS
                                  MAY 31, 1997

                                                                NUVEEN FLAGSHIP
                                                                SOUTH CAROLINA
                                                                ---------------
ASSETS
Investments in municipal securities, at market value (note
  1)........................................................      $10,272,126
Cash........................................................          321,487
Interest receivable.........................................          209,612
Other assets................................................            3,835
                                                                  -----------
          Total assets......................................       10,807,060
                                                                  -----------
LIABILITIES
Payable for Shares redeemed.................................          498,750
Accrued expenses:
     Management fees (note 6)...............................               16
     12b-1 distribution and service fees (notes 1 and 6)....            1,931
     Other..................................................           26,469
Dividends payable...........................................           45,247
                                                                  -----------
          Total liabilities.................................          572,413
                                                                  -----------
Net assets (note 7).........................................      $10,234,647
                                                                  ===========
CLASS A SHARES (note 1)
Net assets..................................................      $ 9,629,296
Shares outstanding..........................................        1,010,730
Net asset value and redemption price per share..............      $      9.53
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)..........      $      9.95
                                                                  ===========
CLASS B SHARES (note 1)
Net assets..................................................      $   160,490
Shares outstanding..........................................           16,861
Net asset value, offering and redemption price per share....      $      9.52
                                                                  ===========
CLASS C SHARES (note 1)
Net assets..................................................      $   419,869
Shares outstanding..........................................           44,094
Net asset value, offering and redemption price per share....      $      9.52
                                                                  ===========
CLASS R SHARES (note 1)
Net assets..................................................      $    24,992
Shares outstanding..........................................            2,621
Net asset value, offering and redemption price per share....      $      9.54
                                                                  ===========

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
                            YEAR ENDED MAY 31, 1997

                                                                  NUVEEN
                                                                 FLAGSHIP
                                                              SOUTH CAROLINA*
                                                              ---------------
INVESTMENT INCOME
Tax-exempt interest income (note 1).........................     $634,638
                                                                 --------
EXPENSES
     Management fees (note 6)...............................       56,758
     12b-1 service fees -- Class A (notes 1 and 6)..........       36,806
     12b-1 distribution and service fees -- Class B (notes 1
      and 6)................................................          353
     12b-1 distribution and service fees -- Class C (notes 1
      and 6)................................................          223
     Shareholders' servicing agent fees and expenses........       14,590
     Custodian's fees and expenses..........................       35,097
     Trustees' fees and expenses (note 6)...................          318
     Professional fees......................................       11,861
     Shareholders' reports -- printing and mailing
      expenses..............................................          503
     Federal and state registration fees....................        1,682
     Organizational expenses (note 1).......................       11,818
     Other expenses.........................................          849
                                                                 --------
          Total expenses before reimbursement...............      170,858
     Expense reimbursement (note 6).........................     (125,003)
                                                                 --------
          Net expenses......................................       45,855
                                                                 --------
               Net investment income........................      588,783
                                                                 --------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and
  4)........................................................       12,003
Net change in unrealized appreciation or depreciation of
  investments...............................................      270,459
                                                                 --------
          Net gain from investments.........................      282,462
                                                                 --------
Net increase in net assets from operations..................     $871,245
                                                                 ========

---------------
* Information represents eight months of Flagship South Carolina and four months of Nuveen Flagship South Carolina (see note 1 of the Notes to Financial Statements).

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                NUVEEN FLAGSHIP       FLAGSHIP
                                                                SOUTH CAROLINA*    SOUTH CAROLINA
                                                                ---------------    --------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                    5/31/97           5/31/96
                                                                ---------------    --------------
OPERATIONS
Net investment income.......................................      $   588,783       $   475,136
Net realized gain from investment transactions (notes 1 and
  4)........................................................           12,003            35,339
Net change in unrealized appreciation or depreciation of
  investments...............................................          270,459          (201,666)
                                                                  -----------       -----------
     Net increase in net assets from operations.............          871,245           308,809
                                                                  -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
From undistributed net investment income:
     Class A................................................         (583,450)         (493,565)
     Class B................................................           (1,592)              N/A
     Class C................................................           (1,078)               --
     Class R................................................             (340)              N/A
                                                                  -----------       -----------
          Decrease in net assets from distributions to
            shareholders....................................         (586,460)         (493,565)
                                                                  -----------       -----------
FUND SHARE TRANSACTIONS (note 2)
Net proceeds from sale of shares............................        2,419,482         2,795,355
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions.............................          337,619           365,824
                                                                  -----------       -----------
                                                                    2,757,101         3,161,179
                                                                  -----------       -----------
Cost of shares redeemed.....................................       (3,340,985)       (1,456,057)
                                                                  -----------       -----------
     Net increase (decrease) in net assets from Fund share
      transactions..........................................         (583,884)        1,705,122
                                                                  -----------       -----------
          Net increase (decrease) in net assets.............         (299,099)        1,520,366
Net assets at the beginning of year.........................       10,533,746         9,013,380
                                                                  -----------       -----------
Net assets at the end of year...............................      $10,234,647       $10,533,746
                                                                  ===========       ===========
Balance of undistributed net investment income at end of
  year......................................................      $     2,323       $        --
                                                                  ===========       ===========

---------------
  * Information represents eight months of Flagship South Carolina and four months of Nuveen Flagship South Carolina (see note 1 of the Notes to Financial Statements).

N/A -- Flagship South Carolina was not authorized to issue Class B or Class R Shares.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                                  MAY 31, 1997

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship South Carolina Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

     The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

     After the close of business on January 31, 1997, Flagship South Carolina Double Tax Exempt Fund ("Flagship South Carolina") was reorganized into the Trust and renamed Nuveen Flagship South Carolina Municipal Bond Fund ("Nuveen Flagship South Carolina").

     The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

  Securities Valuation

     The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

  Securities Transactions

     Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

  Interest Income

     Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

  Dividends and Distributions to Shareholders

     Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship South Carolina was declared as a dividend daily and payment was made on the last business day of each month.

     Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in

                                  MAY 31, 1997

excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

  Income Taxes

     The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and South Carolina state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

  Flexible Sales Charge Program

     The Fund offers Class A, B, C and R Shares. Class B, C and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 12 months of purchase. Class R Shares, are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

  Derivative Financial Instruments

     The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

  Expense Allocation

     Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

  Organizational Expenses

     The organizational expenses incurred on behalf of the Fund (approximately $35,400) will be reimbursed to the Adviser on a straight-line basis over a period of three years beginning June 1, 1996. As of May 31, 1997, $11,818 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

                                  MAY 31, 1997

2. FUND SHARES

     Transactions in Fund shares were as follows:

                                                           NUVEEN FLAGSHIP
                                                           SOUTH CAROLINA*        FLAGSHIP SOUTH CAROLINA
                                                       -----------------------    -----------------------
                                                         YEAR ENDED 5/31/97         YEAR ENDED 5/31/96
                                                       -----------------------    -----------------------
                                                        SHARES       AMOUNT        SHARES       AMOUNT
                                                       --------    -----------    --------    -----------
Shares sold:
  Class A............................................   192,810    $ 1,814,877     296,613    $ 2,795,355
  Class B............................................    16,861        160,503         N/A            N/A
  Class C............................................    44,094        419,098          --             --
  Class R............................................     2,621         25,004         N/A            N/A
Shares issued to shareholders due to reinvestment of
  distributions:
  Class A............................................    35,809        337,619      38,643        365,824
  Class B............................................        --             --         N/A            N/A
  Class C............................................        --             --          --             --
  Class R............................................        --             --         N/A            N/A
                                                       --------    -----------    --------    -----------
                                                        292,195      2,757,101     335,256      3,161,179
                                                       --------    -----------    --------    -----------
Shares redeemed:
  Class A............................................  (353,491)    (3,340,985)   (153,132)    (1,456,057)
  Class B............................................        --             --         N/A            N/A
  Class C............................................        --             --          --             --
  Class R............................................        --             --         N/A            N/A
                                                       --------    -----------    --------    -----------
                                                       (353,491)    (3,340,985)   (153,132)    (1,456,057)
                                                       --------    -----------    --------    -----------
Net increase (decrease)..............................   (61,296)   $  (583,884)    182,124    $ 1,705,122
                                                       ========    ===========    ========    ===========

---------------
  * Information represents eight months of Flagship South Carolina and four months of Nuveen Flagship South Carolina (see note 1).
N/R -- Flagship South Carolina was not authorized to issue Class B or Class R Shares.

3. DISTRIBUTIONS TO SHAREHOLDERS

     On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                NUVEEN FLAGSHIP
                                                                SOUTH CAROLINA
                                                                ---------------
Dividend per share:
  Class A...................................................        $.0415
  Class B...................................................         .0355
  Class C...................................................         .0375
  Class R...................................................         .0435

4. SECURITIES TRANSACTIONS

     Purchases and sales (including maturities) of investments in municipal securities for the fiscal year ended May 31, 1997 (eight months of Flagship South Carolina and four months of Nuveen Flagship South Carolina -- see note 1), aggregated $7,327,282 and $7,700,970, respectively.

     At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

     At May 31, 1997, the Fund had an unused capital loss carryforward of $306,863 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2003.

                                  MAY 31, 1997

5. UNREALIZED APPRECIATION (DEPRECIATION)

     At May 31, 1997, net unrealized appreciation aggregated $424,765 of which $426,546 related to appreciated securities and $1,781 related to depreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

                                                              MANAGEMENT
               AVERAGE DAILY NET ASSET VALUE                     FEE
------------------------------------------------------------------------
For the first $125 million..................................  .5500 of 1%
For the next $125 million...................................  .5375 of 1
For the next $250 million...................................  .5250 of 1
For the next $500 million...................................  .5125 of 1
For the next $1 billion.....................................  .5000 of 1
For net assets over $2 billion..............................  .4750 of 1

     Prior to the reorganization (see note 1) Flagship South Carolina paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

     The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

     During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $49,200 of which approximately $42,900 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

     During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $11,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $200 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

7. COMPOSITION OF NET ASSETS

     At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                NUVEEN FLAGSHIP
                                                                SOUTH CAROLINA
                                                                ---------------
Capital paid-in.............................................      $10,114,422
Balance of undistributed net investment income..............            2,323
Accumulated net realized gain (loss) from investment
  transactions..............................................         (306,863)
Net unrealized appreciation of investments..................          424,765
                                                                  -----------
Net assets..................................................      $10,234,647
                                                                  ===========

                              FINANCIAL HIGHLIGHTS

     Selected data for a share outstanding throughout each period is as follows:

                                       OPERATING PERFORMANCE          LESS DISTRIBUTIONS
                                    ---------------------------   --------------------------
CLASS (INCEPTION DATE)                            NET REALIZED    DIVIDENDS                                  TOTAL
NUVEEN FLAGSHIP         NET ASSET                AND UNREALIZED   FROM TAX-                       NET       RETURN
SOUTH CAROLINA++          VALUE        NET        GAIN (LOSS)     EXEMPT NET   DISTRIBUTIONS     ASSET      ON NET
YEAR ENDING             BEGINNING   INVESTMENT        FROM        INVESTMENT   FROM CAPITAL    VALUE END     ASSET
MAY 31,                 OF PERIOD   INCOME(B)     INVESTMENTS       INCOME         GAINS       OF PERIOD   VALUE(A)
--------------------------------------------------------------------------------------------------------------------
CLASS A (7/93)
 1997                     $9.28        $.51          $ .24          $(.50)         $  --         $9.53       8.28%
 1996                      9.45         .48           (.15)          (.50)            --          9.28       3.53
 1995                      9.20         .50            .25           (.50)            --          9.45       8.54
 1994(c)                   9.58         .42           (.38)          (.39)          (.03)         9.20        .15+
CLASS B (2/97)
 1997(c)                   9.61         .13           (.11)          (.11)            --          9.52        .20
CLASS C (2/97)
 1997(c)                   9.63         .13           (.13)          (.11)            --          9.52        .03
CLASS R (2/97)
 1997(c)                   9.60         .14           (.07)          (.13)            --          9.54        .75

                                                             RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------------------------------------------------
CLASS (INCEPTION DATE)                 RATIO OF        RATIO OF NET                            RATIO OF NET
NUVEEN FLAGSHIP         NET ASSETS    EXPENSES TO    INVESTMENT INCOME   RATIO OF EXPENSES      INVESTMENT
SOUTH CAROLINA++          END OF      AVERAGE NET     TO AVERAGE NET      TO AVERAGE NET     INCOME TO AVERAGE   PORTFOLIO
YEAR ENDING             PERIOD (IN   ASSETS BEFORE     ASSETS BEFORE       ASSETS AFTER      NET ASSETS AFTER    TURNOVER
MAY 31,                 THOUSANDS)   REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT(B)    REIMBURSEMENT(B)      RATE
----------------------  --------------------------------------------------------------------------------------------------
CLASS A (7/93)
 1997                    $ 9,629         1.55%             4.22%                .41%               5.36%            68%
 1996                     10,534         1.53              4.16                 .71                4.98             76
 1995                      9,013         1.86              4.08                 .40                5.54             87
 1994(c)                   6,284         2.12+             3.10+                .40+               4.82+            88
CLASS B (2/97)
 1997(c)                     160         2.12+             3.84+               1.09+               4.87+            68
CLASS C (2/97)
 1997(c)                     420         1.91+             3.85+                .90+               4.86+            68
CLASS R (2/97)
 1997(c)                      25         1.17+             4.70+                .14+               5.73+            68

---------------
 +  Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship South Carolina.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Nuveen Flagship South Carolina Municipal Bond Fund:

     We have audited the accompanying statement of net assets of Nuveen Flagship South Carolina Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship South Carolina Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Dayton, Ohio
July 11, 1997

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